UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3190
                                   ------------


               AXP Variable Portfolio - Money Market Series, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:    2/28
                         --------------

                                                          American
                                                            Express(R)
                                                           Funds

AMERICAN EXPRESS(R)
VARIABLE PORTFOLIO FUNDS

============================================================================

SEMIANNUAL REPORT
For the Period Ended Feb. 28, 2005

References to "Fund" throughout this semiannual report refer to the following individual funds, singularly or collectively as the context requires:

AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Core Bond Fund
AXP(R) Variable Portfolio - Diversified Bond Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - High Yield Bond Fund
AXP(R) Variable Portfolio - Income Opportunities Fund
AXP(R) Variable Portfolio - Inflation Protected Securities Fund AXP(R) Variable Portfolio - Large Cap Equity Fund
AXP(R) Variable Portfolio - Large Cap Value Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Partners Select Value Fund
AXP(R) Variable Portfolio - Partners Small Cap Value Fund AXP(R) Variable Portfolio - S&P 500 Index Fund
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund AXP(R) Variable Portfolio - Small Cap Advantage Fund
AXP(R) Variable Portfolio - Strategy Aggressive Fund
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund AXP(R) Variable Portfolio - Threadneedle International Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This semiannual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

                                                     [AMERICAN EXPRESS logo]

Table of Contents

AXP VP - Cash Management Fund
Portfolio Management Q & A                           3

AXP VP - Core Bond Fund
Portfolio Management Q & A                           4
The Ten Largest Holdings                             5

AXP VP - Diversified Bond Fund
Portfolio Management Q & A                           6
The Ten Largest Holdings                             7

AXP VP - Diversified Equity Income Fund
Portfolio Management Q & A                           9
The Ten Largest Holdings                            10

AXP VP - Equity Select Fund
Portfolio Management Q & A                          12
The Ten Largest Holdings                            13

AXP VP - Global Bond Fund
Portfolio Management Q & A                          14
The Ten Largest Holdings                            15

AXP VP - Growth Fund
Portfolio Management Q & A                          16
The Ten Largest Holdings                            17

AXP VP - High Yield Bond Fund
Portfolio Management Q & A                          18
The Ten Largest Holdings                            19

AXP VP - Income Opportunities Fund
Portfolio Management Q & A                          20
The Ten Largest Holdings                            21

AXP VP - Inflation Protected Securities Fund
Portfolio Management Q & A                          22
The Ten Largest Holdings                            23

AXP VP - Large Cap Equity Fund
Portfolio Management Q & A                          24
The Ten Largest Holdings                            25

AXP VP - Large Cap Value Fund
Portfolio Management Q & A                          26
The Ten Largest Holdings                            27

AXP VP - Managed Fund
Portfolio Management Q & A                          28
The Ten Largest Holdings                            29

AXP VP - New Dimensions Fund
Portfolio Management Q & A                          31
The Ten Largest Holdings                            32

AXP VP - Partners Select Value Fund
Portfolio Management Q & A                          34
The Ten Largest Holdings                            35

AXP VP - Partners Small Cap Value Fund
Portfolio Management Q & A                          36
The Ten Largest Holdings                            37

AXP VP - S&P 500 Index Fund
Portfolio Management Q & A                          40
The Ten Largest Holdings                            41

AXP VP - Short Duration U.S. Government Fund
Portfolio Management Q & A                          42

AXP VP - Small Cap Advantage Fund
Portfolio Management Q & A                          44
The Ten Largest Holdings                            45

AXP VP - Strategy Aggressive Fund
Portfolio Management Q & A                          47
The Ten Largest Holdings                            48

AXP VP - Threadneedle Emerging Markets Fund
Portfolio Management Q & A                          50
The Ten Largest Holdings                            51

AXP VP - Threadneedle International Fund
Portfolio Management Q & A                          52
The Ten Largest Holdings                            53

Financial Statements                                55

Notes to Financial Statements                       77

Investments in Securities                          106

Fund Expenses Example                              185

Proxy Voting                                       190

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Funds and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Funds, are anticipated. The current subadvisory agreements will remain in place.

--------------------------------------------------------------------------------
2   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Cash Management Fund

Below, Portfolio Manager Jamie Jackson discusses the Fund's results and positioning for the first half of the Fund's current fiscal year.

Q: How did AXP VP - Cash Management Fund perform for the six months ended Feb. 28, 2005?

A: AXP VP - Cash Management Fund returned 0.68% for the period. The Fund's seven-day simple yield was 2.69% at Feb. 28, 2005. The Fund's seven-day compound yield was 2.73% at Feb. 28, 2005. The Fund serves as a conservative investment choice for individuals who want to avoid riskier markets.

Q:  What factors significantly affected the Fund's performance?

A:  At the beginning of 2004, we expected the Federal Reserve Board (the
    Fed) to raise its short-term interest rate target more aggressively than what was priced into the market. Hence, we kept the duration for the Fund fairly short. The Fed funds rate at the beginning of the Fund's fiscal year was 1.25%, and ended the reporting period at 2.50%.

                              FUND PERFORMANCE
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Cash Management Fund          +0.68%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Each chart does not reflect expenses that apply to the subaccounts or the policies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.

An investment in the Fund is neither insured nor guaranteed by the FDIC (Federal Deposit Insurance Corporation) or any other government agency. Yields will fluctuate. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. The seven-day current yield more closely reflects the current earnings of the Fund than the total return.

    Solid economic data also has continued to set the stage for economic growth. One factor in 2004 that kept fixed-income markets from reacting more negatively to events was that the Fed has been more predictable than in past tightening cycles. More Fed tightening continues to be priced into the market, and we believe this trend will continue. Therefore, we are positioning the Fund to take advantage of this trend by keeping our weighted average maturity in the 35 to 40 day range. (Weighted average maturity measures the amount of time remaining before the expected average principal repayment.) At Feb. 28, 2005, the Fund's weighted average maturity was 40 days.

Q:  What changes did you make to the Fund during the period?

A: We have increased our allocation to floating-rate securities, which should react positively to the anticipated rate increases. As always, we attempt to maximize the Fund's yield without taking unnecessary risks. Right now, the front-end of the curve continues to be steep. We still like variable rate products because we are able to take advantage of the change in interest rates vs. fixed products. As always, we continue to invest in high quality securities.

Q:  How do you plan to manage the Fund in the coming months?

A: We expect the Fed to continue raising its short-term interest rate target at a measured pace. As a result, money market yields should continue to increase. We will maintain positions that should benefit the Fund in this environment.

 SECTOR COMPOSITION
 Percentage of portfolio assets at Feb. 28, 2005

 Commercial paper                                        94.5%
 Certificate of deposits                                  5.5%

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +0.68%
 1 year                                                 +0.94%
 3 years                                                +0.82%
 5 years                                                +2.26%
 10 years                                               +3.68%
 Since inception (10/13/81)                             +5.63%

 at March 31, 2005

 6 months*                                              +0.78%
 1 year                                                 +1.08%
 3 years                                                +0.85%
 5 years                                                +2.20%
 10 years                                               +3.64%
 Since inception (10/13/81)                             +5.61%

 * Not annualized.

--------------------------------------------------------------------------------
3   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Core Bond Fund

Below, AXP VP - Core Bond Fund's portfolio management team discuss the Fund's positioning and results for the first half of fiscal year 2005.

Q: How did AXP VP - Core Bond Fund perform for the first half of the fiscal year?

A: AXP VP - Core Bond Fund gained 1.40% for the six months ended Feb. 28, 2005. The Fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index), which rose 1.26%. However, it slightly lagged the Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which advanced 1.58%.

Q:  What market conditions were present during the six months?

A: During the period, bond market investors closely watched interest rate changes made by the Federal Reserve Board (the Fed) along with inflation data. After the Fed's first three moves to tighten monetary policy in June, August and September of 2004, the market's widespread expectation was that it would pause to evaluate the effects of those rate hikes. Instead, the Fed increased interest rates three more times, bringing the targeted federal funds rate to 2.50% by the end of the reporting period. While rates at the short end of the yield curve increased, yields for intermediate-term securities remained low and yields for long-term securities even decreased leading to a dramatic flattening of the yield curve. On the inflation front, the core Consumer Price

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Core Bond Fund                                  +1.40%
Lehman Brothers Aggregate Bond Index(1) (unmanaged)      +1.26%
Lipper Intermediate Investment Grade Index(2)            +1.58%

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

    Index (CPI) -- the most closely watched gauge of inflation, which excludes food and energy prices -- moved up approximately 2.3% for the 12 months ended Jan. 31, 2005. Despite the increase, economists and Fed policy-makers agreed at the time that inflation remained "well contained." Agency, corporate, asset-backed and mortgage-backed securities outperformed U.S. Treasuries for the six months ended Feb. 28, 2005. Our Treasury Inflation Protected Securities (TIPS) holdings provided strong results.

Q:  What factors most significantly affected Fund performance?

A: The Fund's results were aided by our shorter-than-Lehman Index duration stance during the period, which reflected our view that interest rates would move higher. Our effective positioning of securities along the yield curve also helped performance, as the difference in yield between short and long term securities continued to narrow. Individual bond selection also benefited the Fund, especially in the corporate sector, where we favored higher quality issues. The Fund's position in AAA-rated commercial mortgage-backed securities (CMBS) contributed positively to the Fund's results as well, as the CMBS market was able to successfully absorb a large number of newly issued bonds.

    On the negative side, the Fund's lower-than-Lehman Index position in mortgage-backed securities detracted from performance, as that sector performed relatively well. The reason for our lower weighting was two-fold. Not only were mortgage valuations expensive by historical standards, but we also believed these securities would underperform other sectors if market volatility increased. Indeed, our defensive position in mortgages helped the Fund in February 2005, when Treasury rate volatility dampened returns on these securities.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We added intermediate-term TIPS to the Fund's portfolio during the period, but sold these securities by the end of the six months. The TIPS benefited from strong inflation accretion over the short time the Fund owned them.

    During the fiscal period, we reduced the Fund's exposure to corporate bonds, bringing the Fund's weighting more in line with the Lehman Index. We believed high-quality corporate bond yields already reflected the current strength of the U.S. economy. The exception here was a modest increase in the Fund's exposure to mortgage-backed securities late in the reporting period. Still, we continued to favor a defensive, higher-coupon focus within mortgages, which can offer both attractive yield and protection from higher rates. We maintained an emphasis on CMBS and asset-backed securities, which, in our view, offer attractive yield as well as the kind of defensive characteristics we want in the current market environment.

--------------------------------------------------------------------------------
4   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Core Bond Fund

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the U.S. economic recovery will continue and interest rates will move still higher across the yield curve. Despite the Fed's February 2005 comments that underlying inflation appears to be relatively low, we believe there may be cause for it to increase interest rates more vigorously than the market currently anticipates.

    Based on this view, we intend to maintain the Fund's duration shorter than the Lehman Index. At the same time, we are now positioning the Fund to benefit from our expectation for broad increases in interest rates. Within bond market sectors, we remain cautious on valuations across many areas of the investment grade corporate bond market. The risk level in that sector will likely continue to increase as the Fed removes liquidity from the financial markets and corporate America moves away from bondholder-friendly moves, such as debt retirement and building cash reserves, to more shareholder-friendly actions, such as equity buybacks and acquisition activity, in an effort to bolster stock prices.

    We intend to continue to focus on what we think are our best corporate securities and reduce holdings that appear overvalued relative to their fundamentals. However, we are respectful of what we see as a positive overall fixed-income environment. Thus, even though CMBS and asset-backed securities suffered a bit in February 2005 as the market focused its buying attention on lower-quality substitutes, we continue to favor these two spread sectors as a good alternative to corporate bonds. Within the mortgage sector, we intend to stay defensive in terms of structure and coupon.

    We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As always, we maintain a disciplined focus on individual security selection, with a goal of having higher-than-Lehman Index positions in securities that we believe offer the greatest potential for outperformance.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +1.40%
 1 year                                                 +2.25%
 Since inception (2/4/04)                               +2.90%

 at March 31, 2005

 6 months*                                              +0.50%
 1 year                                                 +0.87%
 Since inception (2/4/04)                               +2.12%

 * Not annualized.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

                                [pie chart]

Mortgage-backed securities 36.1%
U.S. government obligations & agencies 23.0%
Short-term securities 17.8%
Corporate bonds* 14.3%
CMBS/ABS** 8.2%
Foreign government bonds 0.6%

 * Includes 6.8% Financials, 2.0% Telecommunication services, 1.9% Consumer discretionary, 1.3% Information technology, 0.6% Materials, 0.6% Utilities, 0.5% Energy, 0.5% Health care, 0.1% Industrials.

** Commercial mortgage-backed/Asset-backed securities.

THE TEN LARGEST HOLDINGS
                                  Percent                 Value
                           (of portfolio assets)   (at Feb. 28, 2005)
 Verizon Pennsylvania
 5.65% 2011                          1.6%                $807,945

 ASIF Global Financing XIX
 4.90% 2013                          1.3                  631,200

 GMAC
 6.88% 2011                          1.0                  505,703

 Citigroup
 5.00% 2014                          1.0                  496,348

 Pricoa Global Funding I
 4.20% 2010                          0.9                  454,163

 Comcast
 5.50% 2011                          0.7                  358,758

 Sprint Capital
 6.88% 2028                          0.7                  353,101

 Wells Fargo Bank NA
 6.45% 2011                          0.7                  329,415

 Master Alternative Loans Trust
 6.00% 2035                          0.6                  298,591

 Domtar
 5.38% 2013                          0.6                  290,543

 Excludes U.S. Treasury and government agency holdings.

 For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 9.1% of portfolio assets

--------------------------------------------------------------------------------
5   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Diversified Bond Fund

Below, AXP VP - Diversified Bond Fund's portfolio management team discuss the Fund's positioning and results for the first half of fiscal year 2005.

Q: How did AXP VP - Diversified Bond Fund perform for the six months ended Feb. 28, 2005?

A: AXP VP - Diversified Bond Fund gained 1.93% for the six months ended Feb. 28, 2005. The Fund outperformed both its benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index), which rose 1.26%, and the Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which advanced 1.58%.

Q:  What market conditions were present during the period?

A: During the period, bond market investors closely watched interest rate changes made by the Federal Reserve Board (the Fed) along with inflation data. After the Fed's first three moves to tighten monetary policy in June, August and September of 2004, the market's widespread expectation was that it would pause to evaluate the effects of those rate hikes. Instead, the Fed increased interest rates three more

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

 AXP VP - Diversified Bond Fund                           +1.93%
 Lehman Brothers Aggregate Bond Index(1) (unmanaged)      +1.26%
 Lipper Intermediate Investment Grade Index(2)            +1.58%

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

    times, bringing the targeted federal funds rate to 2.50% by the end of the reporting period. While rates at the short end of the yield curve increased, yields for intermediate-term securities remained low and yields for long-term securities even decreased leading to a dramatic flattening of the yield curve. On the inflation front, the core Consumer Price Index (CPI) -- the most closely watched gauge of inflation, which excludes food and energy prices -- moved up approximately 2.3% for the 12 months ended Jan. 31, 2005. Despite the increase, economists and Fed policy-makers agreed at the time that inflation remained "well contained."

    The riskiest segments of the bond market -- high-yield corporate bonds and global bonds in emerging markets -- offered the highest returns for the period. Also, agency, corporate, asset-backed and mortgage-backed securities, outperformed U.S. Treasuries for the six months. Finally, our Treasury Inflation Protected Securities (TIPS) holdings provided strong results.

Q:  What factors most significantly affected Fund performance?

A: The Fund's results were aided by our shorter-than-Lehman Index duration stance during the period, which reflected our view that interest rates would move higher. Our effective positioning of securities along the yield curve also helped performance, as the difference in yield between short and long term securities continued to narrow. Individual bond selection also benefited the Fund, especially in the corporate sector, where we favored higher quality issues. The Fund's position in AAA-rated commercial mortgage-backed securities (CMBS) contributed positively to the Fund's results, as the CMBS market was able to successfully absorb a large number of newly issued bonds. The Fund's semiannual returns were further boosted by its allocation to high-yield corporate bonds. Later in the period, the Fund's performance benefited from its small non-U.S. bond position, which advanced as the U.S. dollar weakened.

    On the negative side, the Fund's lower-than-Lehman Index position in mortgage-backed securities detracted from performance, as that sector performed relatively well. The reason for our lower weighting was two-fold. Not only were mortgage valuations expensive by historical standards, but we also believed these securities would underperform other sectors if market volatility increased. Indeed, our defensive position in mortgages helped the Fund in February 2005, when Treasury rate volatility dampened returns on these securities.

--------------------------------------------------------------------------------
6   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We sold some of the Fund's non-U.S. bond positions when they reached the valuations we had set for them. Also, we added intermediate-term TIPS to the Fund's portfolio during the period, but sold these securities by the end of the six months. The TIPS benefited from strong inflation accretion over the short time the Fund owned them.

    During the fiscal period, we reduced the Fund's exposure to corporate bonds, bringing the Fund's weighting more in line with the Lehman Index. We believed high-quality corporate bond yields already reflected the current strength of the U.S. economy. The exception here was a modest increase in the Fund's exposure to mortgage-backed securities late in the reporting period. Still, we continued to favor a defensive, higher-coupon focus within mortgages, which can offer both attractive yield and protection from higher rates. We maintained an emphasis on CMBS and asset-backed securities, which, in our view, offer attractive yield as well as the kind of defensive characteristics we want in the current market environment. Finally, we significantly reduced the Fund's position in high-yield corporate bonds, based primarily on our view that valuations in this fixed income sector had become relatively full.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +1.93%
 1 year                                                 +3.05%
 3 years                                                +4.47%
 5 years                                                +5.52%
 10 years                                               +6.26%
 Since inception (10/13/81)                             +9.44%

 at March 31, 2005

 6 months*                                              +0.80%
 1 year                                                 +1.55%
 3 years                                                +4.66%
 5 years                                                +5.38%
 10 years                                               +6.13%
 Since inception (10/13/81)                             +9.37%

 * Not annualized.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Mortgage-backed securities 39.7%
U.S. government obligations & agencies 25.1%
Corporate bonds* 19.7%
CMBS/ABS** 11.1%
Short-term securities*** 3.5%
Foreign government bonds 0.9%

  *Includes 7.7% Financials, 3.1% Consumer discretionary, 2.3%
   Telecommunication services, 1.8% Utilities, 1.6% Information technology, 1.2% Materials, 0.9% Energy, 0.6% Health care, 0.3% Industrials, 0.1% Consumer staples and 0.1% Telecommunications.

 **Commercial mortgage-backed securities/Asset-backed securities.

***Of the 3.5%, 0.7% is due to security lending activity and 2.8% is the Fund's cash equivalent position.

 THE TEN LARGEST HOLDINGS
                               Percent                Value
                        (of portfolio assets)   (at Feb. 28, 2005)
 Verizon Pennsylvania
 5.65% 2011                       1.8%             $31,486,929

 ASIF Global Financing XIX
 4.90% 2013                       1.4               24,374,419

 GMAC
 6.88% 2011                       1.1               19,638,103

 Citigroup
 5.00% 2014                       1.1               18,931,429

 Pricoa Global Funding I
 4.20% 2010                       1.0               17,040,970

 Wells Fargo Bank NA
 6.45% 2011                       0.8               14,466,796

 TELUS
 8.00% 2011                       0.8               14,313,436

 Sprint Capital
 6.88% 2028                       0.8               13,390,220

 Domtar
 5.38% 2013                       0.7               11,534,573

 Comcast
 5.50% 2011                       0.6               11,261,900

 Excludes U.S. Treasury and government agency holdings.

 For further detail about these holdings, please refer to the section entitled "Investors in Securities."

 [pie chart]

 The 10 holdings listed here
 make up 10.1% of portfolio assets

--------------------------------------------------------------------------------
7   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the U.S. economic recovery will continue and interest rates will move still higher across the yield curve. Despite the Fed's February 2005 comments that underlying inflation appears to be relatively low, we believe there may be cause for it to increase interest rates more vigorously than the market currently anticipates. In terms of currency, we believe the U.S. dollar will remain weak and may see new lows in 2005.

    Based on this view, we intend to maintain the Fund's duration shorter than the Lehman Index. At the same time, we are now positioning the Fund to benefit from our expectation for broad increases in interest rates. Within bond market sectors, we remain cautious on valuations across many areas of the investment grade corporate bond market. The risk level in that sector will likely continue to increase as the Fed removes liquidity from the financial markets and corporate America moves away from bondholder-friendly actions, such as debt retirement and building cash reserves, to more shareholder-friendly actions, such as equity buybacks and acquisition activity, in an effort to bolster stock prices.

    We intend to continue to focus on what we think are our best corporate securities and reduce holdings that appear overvalued relative to their fundamentals. However, we are respectful of what we see as a positive overall fixed-income environment. Thus, even though CMBS and asset-backed securities suffered a bit in February 2005 as the market focused its buying attention on lower-quality substitutes, we continue to favor these two sectors as a good alternative to corporate bonds. Within the mortgage sector, we intend to stay defensive in terms of structure and coupon.

    In other areas of the fixed income market, we intend to maintain a small exposure to high-yield corporate bonds, adding exposure when bond values appear attractive. Also, our expectation for a weak dollar boosts the attractiveness of non-U.S. bonds. A falling dollar increases the value of the Fund's foreign currency-denominated securities in U.S. dollar terms.

    We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As always, we maintain a disciplined focus on individual security selection, with a goal of having higher-than-Lehman Index positions in securities that we believe offer the greatest potential for outperformance.

--------------------------------------------------------------------------------
8   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Diversified Equity Income Fund

Below, AXP VP - Diversified Equity Income Fund's portfolio management team discuss the Fund's positioning and results for the first half of fiscal year 2005.

Q: How did AXP VP - Diversified Equity Income Fund perform for the six months ended Feb. 28, 2005?

A: AXP VP - Diversified Equity Income Fund gained 19.02% for the six months ended Feb. 28, 2005. The Fund outperformed its benchmark, the Russell 1000(R) Value Index, which advanced 13.75% for the period. The Fund also outperformed the Lipper Equity Income Funds Index, representing its peer group, which rose 11.59% over the same time frame.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

 AXP VP - Diversified Equity Income Fund           +19.02%
 Russell 1000(R) Value Index(1) (unmanaged)        +13.75%
 Lipper Equity Income Funds Index(2)               +11.59%

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

Q:  What factors most significantly affected the Fund's performance?

A: Several market factors affected results during the semiannual period. First was the dramatic narrowing of the performance gap between value and growth stocks in the large-cap and mid-cap sectors of the U.S. equity market. Growth stocks even outperformed value stocks in the small-cap equity market segment. Our deep value approach performed well in spite of this trend. The Fund benefited most from effective stock selection and sector allocation as well as a focus on small-cap and mid-cap stocks, which outperformed their large-cap counterparts for the six-month period.

    Higher-dividend paying sectors outperformed lower-dividend paying sectors on the strength of energy and utility stocks. A weakening U.S. dollar also helped our results. On a trade-weighted basis, the U.S. dollar declined 6.81% over the six months ended Feb. 28, 2005. A falling dollar benefited the Fund's holdings that either maintain operations internationally and/or export their domestic-made products overseas.

    Another factor affecting our results was oil price volatility. Prices reached a peak of nearly $55 per barrel in October 2004, before falling to around $45 a barrel in January 2005. Oil prices then rose to more than $51 per barrel by the end of February amid concerns about continuing cold weather in the U.S. and the possibility that OPEC would cut production in March. This crude oil roller coaster affected several of the Fund's energy holdings as well as select companies, such as those in transportation, impacted by the price of fuel. Finally, the New York Attorney General's investigation into the insurance industry generated volatility in several stocks in the financials sector.

    More specifically, the Fund's returns were boosted by its significant exposure to the energy and materials sectors. Among the Fund's strongest individual stock performers for the semiannual period were Petroleo Brasileiro ADR and Halliburton in energy as well as Caterpillar in producer durables and PacifiCare Health Systems in health care.

    Detracting somewhat from relative results were moderate exposure to the strongly-performing utilities sector and a sizable position in the lagging telecommunications services sector. Financials firm Fannie Mae was among the Fund's worst individual stock performers for the period. Also hurting Fund returns were either modest or non-existent positions in the strongly-performing stocks of Exxon Mobil, TXU and Wachovia.

--------------------------------------------------------------------------------
9   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Equity Income Fund

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the period, we added to the Fund's energy and insurance holdings. Within energy, we focused on the oil services industry. Within insurance, we established positions in Aon and Marsh & McLennan. In our view, these broad-based insurance companies maintain strong prospects but have been under pressure recently from the New York Attorney General's investigation into corporate governance and accounting practices within the industry. We sold several non-insurance financials stocks and took profits in the producer durables and materials areas from several stocks that had performed well. Within the health care sector, we shifted our emphasis away from managed care, redeploying profits we took in this area into large-cap pharmaceuticals. After an extended period of modest exposure to pharmaceuticals due to poor performance by several of the major companies, we believe this industry may be poised to realize some upward potential. We added to the Fund's telecommunication services holdings, specifically AT&T and MCI prior to the announcements these companies would be acquired. We eliminated the General Motors holdings in the Fund.

    At Feb. 28, 2005, the Fund had significant positions in producer durables, materials, energy and telecommunication services. The Fund had more modest positions in information technology, consumer staples and utilities.

AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                             +19.02%
 1 year                                                +16.57%
 3 years                                               +11.70%
 5 years                                                +9.71%
 Since inception (9/15/99)                              +7.27%

 at March 31, 2005

 6 months*                                             +12.54%
 1 year                                                +14.62%
 3 years                                                +8.88%
 5 years                                                +6.71%
 Since inception (9/15/99)                              +6.65%

 *Not annualized.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Financials 24.7%
Energy 20.1%
Industrials 19.6%
Telecommunication services 8.4%
Materials 7.8%
Consumer discretionary 6.4%
Health care 5.0%
Short-term securities* 3.0%
Consumer staples 2.1%
Information technology 1.8%
Utilities 1.1%

*Of the 3.0%, 0.5% is due to security lending activity and 2.5% is the Fund's cash equivalent position.

 THE TEN LARGEST HOLDINGS
                               Percent                 Value
                        (of portfolio assets)   (at Feb. 28, 2005)

 Citigroup                        3.6%              $47,271,432

 Caterpillar                      3.5                45,452,910

 XL Capital Cl A                  2.5                32,557,500

 General Electric                 2.3                30,275,520

 St. Paul Travelers Companies     2.0                25,712,720

 Halliburton                      1.9                24,570,436

 Fannie Mae                       1.8                23,904,294

 Ingersoll-Rand Cl A              1.8                23,101,350

 PacifiCare Health Systems        1.7                22,529,052

 Telefonos de Mexico ADR Cl L     1.7                22,235,991

 For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 22.8% of portfolio assets

--------------------------------------------------------------------------------
10   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Equity Income Fund

Q:  How do you intend to manage the Fund in the coming months?

A: A great deal of uncertainty was taken out of the equity markets during the months following the November general election. Indeed, equity market volatility was at multi-year lows during the last months of 2004. However, while we are reasonably confident the U.S. economy will continue to grow, its expansion in the coming months may be at a slower pace than many anticipated. This sluggishness, in turn, could be the basis of increased volatility in stock prices going forward. Also, if the Federal Reserve Board increases interest rates more vigorously than the market currently expects in order to ward off inflationary pressures, then this could also raise volatility levels.

    Given this view along with our belief that large-capitalization equity valuations have become more reasonable, closing the gap with small-cap and mid-cap equities overall, we anticipate that large-cap stocks may outperform in the coming months. We further believe that style investing may become less critical ahead, as there has been a convergence in performance between growth-oriented and value-oriented stocks as of late. While we will stay disciplined to our deep value style of investing, we intend to somewhat increase the Fund's focus on large-cap stocks. We also intend to slightly modify our strategy within those four areas of the equity market where the portfolio has had significant allocations for some time now -- industrials, energy, telecommunications services and select financials.

    We reduced the portfolio's exposure to industrials, which incorporates basic materials and producer durables, while still maintaining a sizable allocation. Within energy, we emphasize oil services and drilling companies. Even with high oil prices, more capital spending will likely be required to maintain the production levels needed to meet strong demand. Within telecommunications services, we focus on U.S. long distance and foreign telecommunications companies. U.S. long distance companies have underperformed to date, generating low market expectations, yet they continue to generate strong free cash flow. We expect foreign telecommunications companies to benefit from improved fundamentals and little competition. Property and casualty insurance companies disappointed in 2004, but we believe that in the months ahead pricing in the industry will be sufficient to support strong earnings outlooks and, as a result, these insurance stocks may see some upside.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still quite attractive relative to fixed income alternatives at present, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward. Corporate managements are increasingly choosing dividend increases over stock buybacks as a method of returning wealth to shareholders. The pace of corporate dividend increases has heightened both in frequency and in magnitude.

--------------------------------------------------------------------------------
11   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Equity Select Fund

Below, AXP VP - Equity Select Fund Portfolio Manager Duncan Evered discusses the Fund's results and positioning for the semiannual period ended Feb. 28, 2005.

Q: How did the AXP VP - Equity Select Fund perform for the six-month period ended Feb. 28, 2005?

A: AXP VP - Equity Select Fund rose 11.36% for the period ended Feb. 28, 2005. We underperformed the Fund's peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which advanced 16.30% during the same time frame. The Fund also underperformed its benchmark, as represented by the Russell MidCap(R) Growth Index (Russell Index), which climbed 17.94% for the semiannual period.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

 AXP VP - Equity Select Fund                       +11.36%
 Russell MidCap(R) Growth Index(1) (unmanaged)     +17.94%
 Lipper Mid-Cap Growth Funds Index(2)              +16.30%

(1) The Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

Q:  What factors most significantly affected performance?

A: The energy sector, one of the biggest contributors to the Fund last year, was the largest detractor during the period. Oil prices temporarily reached a record price of $55 a barrel this past autumn, helping company profits. Prices retreated in November and the Fund's large exposure to the sector dragged on performance. Two of the Fund's worst performers during the period came from the energy sector, BJ Services, an energy service and equipment company, and Murphy Oil, an exploration and production company. The Fund's position in these holdings has been trimmed. While we have reduced the Fund's energy weighting, the Fund has a higher-than-Russell Index weighting.

    Technology stocks were relatively strong during the period, and the Fund's slightly larger-than-Russell Index position in technology helped performance. However, our mix of technology stocks underperformed those within the Russell Index. Within this sector, the Fund favors service-oriented companies, which in our view are more durable companies with the potential to help performance over the long term. Examples include Paychex and Fiserv, two of our larger holdings. The market favored product-oriented technology companies during the six-month period.

    A strong performer for most of the period was retail java giant Starbucks within the consumer area. We believe the company is a well managed global brand that has been able to increase their prices as well as expand their store base domestically and internationally.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: In terms of sector weights, the Fund has a large exposure to energy compared to the Russell Index. We hope to benefit from the fact that globally there is less energy to find at the same time that demand is surging from countries such as India and China. We have a large exposure to the health care sector in services, devices and biotech suppliers. We remain cautious on the technology sector overall and the Fund's holdings reflect very specific companies that have more durability, longer product life cycles, and less price compression. We believe holdings within technology in the Fund echo those views.

--------------------------------------------------------------------------------
12   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Equity Select Fund

Q:  How do you intend to manage the Fund in the coming months?

A: We believe that the market in 2005 will be much more muted than seen in 2003 and 2004, and we believe the Fund has the potential to perform well in a muted environment as the Fund tends to focus on companies with durable earnings and less leveraged balance sheets. The Fund's positioning is really defined by stock selection, rather than economic or market trends. The mission of the Fund is to identify companies that can be owned over a multiyear period and grow over time. We are benchmark-sensitive, but the Fund's portfolio differs from the Russell Index. Our stock selection is based on the strength of company management, the nature of a company's franchise, its durability, its defensibility, its consistency and the company's financial situation.

    As always, our goal is to assemble a portfolio of about 60 to 80 mid-sized companies that we believe are high quality and that exhibit a variety of growth characteristics. We are trying to identify companies that can grow earnings, yet we want to feel there is business value when we invest within these companies. Whether the market favors value funds or growth funds, we believe it does not favor risk. We think the market is likely to remain in a trading range, and we believe that our in-depth company research has the potential to make a difference for Fund shareholders.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Information technology 26.3%
Consumer discretionary 21.1%
Health care 19.1%
Energy 11.7%
Industrials 9.3%
Financials 6.7%
Materials 3.3%
Short-term securities 2.5%

 THE TEN LARGEST HOLDINGS
                               Percent                 Value
                        (of portfolio assets)    (at Feb. 28, 2005)

 Whole Foods Market               4.1%               $10,333,410

 Fastenal                         3.0                  7,576,416

 Legg Mason                       2.9                  7,354,368

 Diagnostic Products              2.6                  6,588,972

 Williams-Sonoma                  2.6                  6,539,065

 Robert Half Intl                 2.2                  5,618,142

 Paychex                          2.1                  5,198,203

 Cheesecake Factory               2.0                  5,087,485

 Sigma-Aldrich                    2.0                  5,045,859

 Fiserv                           2.0                  4,989,110

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 25.5% of portfolio assets

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                             +11.36%
 1 year                                                 +1.99%
 3 years                                                +4.69%
 Since inception (5/1/01)                               +2.42%

 at March 31, 2005

 6 months*                                              +6.73%
 1 year                                                 +2.72%
 3 years                                                +2.53%
 Since inception (5/1/01)                               +2.32%

 * Not annualized.

--------------------------------------------------------------------------------
13   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Global Bond Fund

Below, Portfolio manager Nic Pifer discusses AXP VP - Global Bond Fund's positioning and results for the first half of fiscal year 2005.

Q: How did AXP VP - Global Bond Fund perform for the first half of the fiscal year?

A: AXP VP - Global Bond Fund gained 7.90% for the six months ended Feb. 28, 2005. The Fund outperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which advanced 7.05% for the period. The Fund also outperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which rose 6.72%, over the same time frame.

Q:  What factors most significantly affected performance?

A: Strong semiannual performance of the Fund in absolute terms was due primarily to currency gains from a weaker U.S. dollar. On a trade-weighted basis, the U.S. dollar declined 6.81% over the six months ended Feb. 28, 2005. A falling dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms.

    On a relative basis to the Lehman Global Index and its peers, the Fund's strong semiannual performance reflected effective currency positioning and country allocation. The Fund maintained significant exposure to the euro, several other European currencies, and the "dollar-bloc" currencies of Canada, Australia and New Zealand. Each of these currencies outperformed both the U.S. dollar and the

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

 AXP VP - Global Bond Fund                                 +7.90%
 Lehman Brothers Global Aggregate Index(1) (unmanaged)     +7.05%
 Lipper Global Income Funds Index(2)                       +6.72%

(1) The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all income and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

    Japanese yen, where the Fund held more modest positions. Within countries, the Fund held only limited positions in Japanese bonds and U.S. bonds and more substantial exposure to core European bonds. This strategy worked well, as the European government bond market outperformed both the Japanese government bond market and U.S. Treasury market for the period. Yield curve positioning, duration management and sector weightings together had a rather neutral effect on the Fund's six-month performance.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: Early in the period, we shortened the Fund's duration, in the U.S. specifically, as the U.S. 10-year bond yield moved down toward 4%. We maintained the Fund's duration, a principal measure of interest rate risk, shorter than that of the Lehman Global Index for the remainder of the period, given our view that the U.S. economy in particular was growing at an above-trend pace and thus that the Fed was likely to continue raising the targeted federal funds rate well into 2005 until it is back to more historically normal levels.

    We decreased the Fund's exposure to the euro during the fourth quarter of 2004, while still maintaining a significant position in the currency, and we increased the Fund's exposure to the U.S. dollar. As the U.S. dollar weakened substantially, the scale of decline led us to believe that it may have become undervalued against some of the major currencies, including the euro, despite the ever-burgeoning U.S. current account deficit. Thus, we viewed these months as an opportunity to reallocate a small portion of the portfolio's net assets. We added back some exposure to the euro in early February 2005 after the currency had corrected lower to attractive levels.

    We made no other significant changes to the portfolio during the period. Within sectors, we remained relatively defensive on investment grade credit and mortgage-backed securities, as yield spreads on these sectors were quite narrow relative to historical norms, making their valuations unattractive. We scaled back our modest allocation to high-yield corporate bonds as spreads approached historical tights, and maintained our near-zero allocation to emerging markets bonds on similar valuation concerns. From a country perspective, we continued to favor European bonds over U.S. and Japanese bonds.

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to maintain a somewhat defensive position in the Fund with respect to interest rate risk exposure. Specifically, we expect to keep the Fund's duration shorter than that of its benchmark index, given our view that the Fed may increase interest rates more vigorously than the market currently

--------------------------------------------------------------------------------
14   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Global Bond Fund

    anticipates, despite its February statement that "inflation and longer-term inflation expectations remain well contained." Thus, we are increasingly cautious in our view for the U.S. bond market.

    One of the key questions now is whether the pace of U.S. economic growth will spread to Europe and Japan. To date, economic news from the Eurozone has been rather weak, and so the European Central Bank may wait before beginning to raise interest rates until mid-2005. We believe the Bank of Japan is still at least a year away from changing its interest rates from their current 0% level. Should growth in Europe and Japan accelerate, however, we would expect to see more upward pressure on global bond yields.

    Our sector positioning remains fairly cautious as well, maintaining underweight positions in investment grade corporate bonds and U.S. mortgage-backed securities. As for currency exposure, we expect the U.S. dollar to remain weak in the near term, and think it may well set new lows, but are less sure that it will continue to decline at the pace seen in recent years. Higher U.S. short rates should eventually put a floor under the U.S. dollar, but this bottoming process may play out over many months. We intend to maintain the Fund's current currency positioning for the near term, but will look to adjust our exposures as market conditions warrant.

    As always, we constantly re-evaluate the Fund's duration, sector, country, yield curve and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +7.90%
 1 year                                                 +8.07%
 3 years                                               +12.53%
 5 years                                                +8.58%
 Since inception (5/1/96)                               +6.31%

 at March 31, 2005

 6 months*                                              +4.85%
 1 year                                                 +5.69%
 3 years                                               +12.18%
 5 years                                                +7.98%
 Since inception (5/1/96)                               +6.09%

 * Not annualized.

COUNTRY COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

United States 35.8%
Germany 11.3%
Japan 8.6%
Spain 7.9%
Italy 5.3%
France 4.8%
Greece 4.0%
United Kingdom 4.0%
Canada 2.4%
Finland  2.3%
Austria 2.1%
Netherlands 2.1%
Australia 1.8%
Poland 1.2%
New Zealand 1.1%
Norway 1.1%
Supra-National 1.0%
Other* 3.2%

*Includes Brazil, Denmark, Luxembourg, Malaysia, Mexico, South Africa,
 South Korea and Sweden.

 THE TEN LARGEST HOLDINGS
                                       Percent                Value
                               (of portfolio assets)   (at Feb. 28, 2005)
 Govt of Japan
 1.70% 2009                            5.1%                 $25,013,400

 Bundesrepublik Deutschland (Germany)
 3.75% 2013                            3.1                   15,211,305

 Govt of Spain
 5.15% 2009                            3.0                   14,742,894

 Govt of France
 5.00% 2012                            2.3                   11,436,101

 Bundesrepublik Deutschland (Germany)
 6.50% 2027                            2.3                   11,363,589

 Republic of Finland
 5.00% 2007                            2.3                   11,242,518

 Govt of France
 4.00% 2013                            2.2                   11,078,554

 Govt of Spain
 4.00% 2010                            2.2                   10,858,129

 Govt of Spain
 4.25% 2007                            2.1                   10,564,512

 Republic of Austria
 5.50% 2010                            2.1                   10,427,133

 Note: Certain foreign investments risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

 For further detail about these holdings, please refer to the section entitled "Investments in Securities."

 [pie chart]

 The 10 holdings listed here
 make up 26.7% of portfolio assets

--------------------------------------------------------------------------------
15   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Growth Fund

Below, Portfolio Manager Nick Thakore discusses the Fund's positioning and results for the first half of the 2005 fiscal year.

Q:  How did AXP VP - Growth Fund perform for the six months ended Feb. 28,
    2005?

A: AXP VP - Growth Fund rose 8.85% for the six-month period ended Feb. 28, 2005. The Fund outperformed the 7.67% return of its benchmark, the Russell 1000(R) Growth Index, (Russell Index) but lagged its peer group as represented by the Lipper Large-Cap Growth Funds Index, which advanced 9.40% for the same period.

Q:  What factors influenced performance during the period?

A: The Fund outperformed the Russell Index, benefiting from both favorable sector allocations and strong stock selection. Several of the dominant themes in the portfolio -- including an emphasis on cable stocks and wireless telecommunications companies -- were particularly advantageous during the period.

    Regarding the Fund's sector allocations, the results were almost uniformly positive. Telecommunication services was a major contributor. In addition, a number of individual telecommunications stocks added to relative return, including Vodafone, Nextel Partners, Nextel and Western Wireless. The market finally seemed to recognize that these

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

 AXP VP - Growth Fund                           +8.85%
 Russell 1000(R) Growth Index(1) (unmanaged)    +7.67%
 Lipper Large-Cap Growth Funds Index(2)         +9.40%

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

    stocks have attractive growth rates and were meaningfully undervalued. Mergers also contributed to the strong results within the sector. Western Wireless benefited from the announcement that it would be acquired by Alltel, while Nextel and Nextel Partners both advanced on news of the intended merger between Sprint and Nextel.

    Several of the Fund's cable holdings advanced during the period, as previously anticipated catalysts came to fruition. In particular, NTL, a U.K. cable stock that we have held for some time, added to relative return. The company sold its tower business during the period. This was good news because proceeds from the sale will likely be applied to the company's debt, alleviating concerns that have lingered since the company emerged from bankruptcy last year. We believe NTL remains a promising story for 2005, as the stock appears very cheap with solid growth prospects. We also anticipate that NTL may join with another U.K. cable company, which could spur further appreciation. Telewest Global, a U.K.-based broadband communications and media group, which we added during the period, also performed well. We bought the stock because we believe it has an attractive story like NTL. Its valuation was also appealing to us.

    An underweight in technology added to relative return, as did our lower-than-Russell Index positions in some weaker performing technology stocks such as Cisco Systems and Intel. Cell phone maker Nokia was the largest positive contributor within the technology sector. After Nokia declined on earnings difficulties last year, we aggressively bought the stock. Since then the company has begun to deliver strong earnings and its stock price has rebounded.

    Stock selection among health care holdings was a modest positive contributor. The Fund benefited from positions in Aetna, an HMO, and Medco Health Solutions, a pharmacy benefits management company. Late in February, Medco announced it would acquire Accredo Health to create the nation's largest specialty pharmacy business. The acquisition is expected to increase Medco's product and service offerings, while also expanding its distribution capabilities.

    A larger-than-Russell Index position in the energy sector was also advantageous as energy stocks continued to benefit from high global energy prices.

    Pharmaceutical giant Merck was the only individual stock to have a significant negative impact on relative return. Merck's stock declined sharply in the fall of 2004 after the company removed its leading arthritis drug Vioxx from the market due to evidence that long-term use significantly increased the risk of stroke and heart attack. The Fund had meaningful positions in Biogen Idec and Elan Corp.,

--------------------------------------------------------------------------------
16   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Growth Fund

    which suffered substantial declines in February when they voluntarily suspended sales of their promising multiple sclerosis treatment due to safety concerns. The companies are currently reviewing data related to the drug to determine when or if it should be made available again.

Q:  What changes did you make during the six-month period?

A: Telecommunications services remained an important emphasis for the Fund, but within the sector, we adjusted some holdings, largely due to strong performance from selected stocks. For example, we no longer hold Western Wireless, which advanced strongly during the period. We increased the Fund's holdings of Sprint and Nextel because we are optimistic about the prospects for the combined Nextel/Sprint entity in 2005.

    We slightly reduced our energy exposure when oil prices rose to such high levels that we thought any subsequent price decline would hurt the stocks. Still, the portfolio's energy position remains larger than that of the Russell Index. We have preferred energy over industrial stocks because we would rather emphasize sectors where growth is not decelerating and not so dependent on the economy.

Q: How do you plan to manage the Fund in the coming months given current market conditions?

A: We believe 2005 will be a year with lower growth rates overall, resulting in an environment where the market is likely to reward strong growth that is viewed as sustainable. We believe the growth rates on the stocks we own are very good. Although some stocks may be facing decelerating growth, in general, the stocks we have emphasized still have better growth rates than the market, as well as good valuations. In addition, we have favored stocks with growth stories that are more company-specific, particularly those with identifiable catalysts for future appreciation.

    Since small-cap stocks have performed better than large-caps for some time, we see an opportunity for larger cap stocks to reclaim the market leadership. Consequently, we have been actively looking for large-cap stocks that are positioned to do well, with a goal of increasing the Fund's average market capitalization.

    Similarly, we are optimistic about the prospects for growth stocks. Value stocks have outpaced growth stocks since 2000, making this cycle of outperformance longer and more substantial than any other during the last 20 years. History tells us that such an imbalance in the equity market must correct itself at some point. This far into such a prolonged cycle, we believe investors should maintain their exposure to growth stocks so that they are well-positioned should the market again favor growth.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Information technology 21.4%
Health care 19.1%
Consumer discretionary 13.6%
Consumer staples 8.4%
Financials 8.2%
Telecommunications 8.0%
Telecommunication services 5.5%
Short-term securities 5.2%
Industrials 4.1%
Energy 3.5%
Materials 2.4%
Other 0.6%

 THE TEN LARGEST HOLDINGS
                               Percent                Value
                        (of portfolio assets)   (at Feb. 28, 2005)

 NTL                              7.2%              $20,336,786

 Nextel Communications Cl A       5.8                16,236,530

 Sprint                           5.0                14,044,608

 Nokia ADR                        3.4                 9,511,301

 Johnson & Johnson                3.1                 8,816,639

 Motorola                         2.6                 7,220,200

 Pfizer                           2.5                 6,964,379

 Gillette                         2.2                 6,261,150

 Dell                             2.1                 5,849,131

 Intel                            2.0                 5,642,494

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 35.9% of portfolio assets

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +8.85%
 1 year                                                 +4.01%
 3 years                                                +1.21%
 5 years                                               -12.58%
 Since inception (9/15/99)                              -7.84%

 at March 31, 2005

 6 months*                                              +6.19%
 1 year                                                 +3.84%
 3 years                                                -0.02%
 5 years                                               -14.37%
 Since inception (9/15/99)                              -7.98%

 * Not annualized.

--------------------------------------------------------------------------------
17   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - High Yield Bond Fund

Below, Scott Schroepfer, AXP VP - High Yield Bond Fund's portfolio manager, discusses the Fund's results and positioning for the semiannual period ended Feb. 28, 2005.

Q: How did AXP VP - High Yield Bond Fund perform for the semiannual period ended Feb. 28, 2005?

A: AXP VP - High Yield Bond Fund rose 7.63% for the six-month period ended Feb. 28, 2005, outperforming its benchmark, the JP Morgan Global High Yield Index (JP Morgan Index), which advanced 7.37% during the period. The Fund also outperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which returned 7.59% during the same time frame.

Q: What factors most significantly affected the Fund's performance during the six-month period?

A: Strong sector selection during the period helped our results. Overall, the high yield bond market performed well during the period. Reports of ongoing economic growth, near all-time lows in the default rates and attractive market technicals from a supply/demand perspective combined to support the high yield bond market. The four interest rate increases of 25 basis points (0.25%) throughout the six-month period were widely expected by investors and were already priced into the market. By the end of February, the target Federal Funds rate stood at 2.50%, with increases expected in the months ahead.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

 AXP VP - High Yield Bond Fund                        +7.63%
 JP Morgan Global High Yield Index(1) (unmanaged)     +7.37%
 Lipper High Current Yield Bond Funds Index(2)        +7.59%

(1) The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The securities used to create the index may not be representative of the bonds held in the Fund.
(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

Q: What changes did you make to the Fund and how is it currently positioned?

A: We decreased our exposure in the chemical sector because of the sector's strong performance throughout last year against the improving economic backdrop. We are not negative on the sector, but we believe valuations have reached fair levels and an overweight exposure does not make as much sense for the Fund at this point.

    We reduced the Fund's position in the energy sector primarily due to valuations. The sector has very strong credits, but many bond issues are now trading at rich levels. In addition, we cut the Fund's exposure in industrial-related bonds. We correctly believed that economic growth was going to bolster the results of these companies. Many industrial credits added value to the Fund's performance, but we have now seen bonds trading up to levels we don't feel are as attractive to warrant large exposures.

    The Fund currently has greater-than-JP Morgan Index positions in the telecommunications, cable, and health care sectors. Within telecommunications, the wireless industry had strong performance for the period and our large exposure there boosted performance. We currently have lower-than-JP Morgan Index positions in technology, autos and airlines. In addition, we have been trimming back CCC-rated securities to take down the risk level in the Fund and we have been holding somewhat higher cash levels. We expect to use this cash to add to core positions in the event of a market sell-off.

Q:  How do you intend to manage the Fund in the coming months?

A: We are generally optimistic about the high yield bond market from a fundamental perspective, tempering our view with the fact that much of the good news is already priced into the market. We expect the U.S. economy to improve during the months ahead and inflation to inch upward but remain under control. We believe interest rates will trend gradually higher in 2005, and we also believe the Federal Reserve Board (the Fed) will maintain a measured pace. Rising interest rates are typically negative for the fixed income market in general; however, historically, high yield bonds have outperformed other fixed income asset classes on a relative basis in a gradually rising rate environment.

--------------------------------------------------------------------------------
18   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

    Differences in interest rates between Treasuries and securities in the high yield market are at historically tight (low) levels. We had a very strong run in 2003 and 2004 and now we are at levels where it seems prudent to reduce risk. At the margin we are upgrading credit quality within the Fund, which we have done modestly throughout last year. Within the Fund, we will continue to have some CCC-rated securities that make sense for the portfolio and we continue to have a large exposure to single B-rated bonds. In addition, we are currently holding a little more cash than typical for the Fund given the tight spread levels in the market.

    We believe that good security selection based on quality and in-depth security research is key to performance in the near term. In particular, avoiding mistakes will become more important to generating outperformance in 2005. With our strong research efforts, we believe we are well positioned to succeed in this type of market. We will continue to monitor the pace of U.S. economic growth, the actions of the Fed and the quality of new issues in the high yield bond market. Thus, we will continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +7.63%
 1 year                                                +12.23%
 3 years                                               +10.56%
 5 years                                                +4.74%
 Since inception (5/1/96)                               +4.98%

 at March 31, 2005

 6 months*                                              +3.16%
 1 year                                                 +8.55%
 3 years                                                +9.07%
 5 years                                                +4.72%
 Since inception (5/1/96)                               +4.61%

 * Not annualized.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Consumer discretionary 26.7%
Materials 13.3%
Industrials 10.3%
Telecommunications 8.4%
Utilities 8.2%
Health care 7.7%
Information technology 5.9%
Short-term securities 5.9%
Energy 4.1%
Consumer staples 3.2%
Financials 2.3%
Telecommunication services 2.0%
Other 2.0%

 THE TEN LARGEST HOLDINGS
                                        Percent                Value
                                 (of portfolio assets)   (at Feb. 28, 2005)
 Qwest
 6.95% 2010                               1.2%               $15,100,812

 Quality Distribution LLC/Capital
 7.21% 2012                               1.2                 14,719,600

 MGM MIRAGE
 5.88% 2014                               1.1                 13,845,000

 Burns Philp Capital Property
 10.75% 2011                              1.1                 13,663,125

 INVISTA
 9.25% 2012                               1.1                 13,402,649

 DIRECTV Holdings LLC/Finance
 8.38% 2013                               1.0                 12,664,574

 Loews Cineplex
 9.00% 2014                               1.0                 11,874,937

 Midwest Generation LLC
 8.75% 2034                               0.9                 10,866,824

 Alamosa Delaware
 11.00% 2010                              0.8                 10,266,749

 Warner Chilcott
 8.75% 2015                               0.8                 10,114,000

 Excludes U.S. Treasury and government agency holdings.

 For further detail about these holdings, please refer to the section entitled "Investments in Securities."

 [pie chart]

The 10 holdings listed here
make up 10.2% of portfolio assets

--------------------------------------------------------------------------------
19   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Income Opportunities Fund

Below, Brian Lavin, AXP VP - Income Opportunities Fund's portfolio manager, discusses the Fund's results and positioning for the first half of the current fiscal year.

Q: How did AXP VP - Income Opportunities Fund perform for the period ended Feb. 28, 2005?

A: AXP VP - Income Opportunities Fund rose 6.26% for the six months ended Feb. 28, 2005. This was slightly less than the Fund's benchmark, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which advanced 6.49% during the same period. The Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, climbed 7.59%.

Q: What factors most significantly affected the Fund's performance during the period?

A: The high yield bond market provided strong returns over the period even as the Federal Reserve Board (the Fed) raised their short-term interest rate target several times. Ongoing economic growth, near record low default rates and attractive bond supply/demand dynamics support high yield bond prices. The Fed's consecutive rate hikes of 25 basis points (0.25%) were widely expected by investors and, in our view, were already priced into the market. At Feb. 28, 2005 the Fed's short-term interest rate target stood at 2.50%.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Income Opportunities Fund                  +6.26%
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated
 Constrain Index(1) (unmanaged)                     +6.49%
Lipper High Current Yield Bond Funds Index(2)       +7.59%

(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

    During the last quarter of the calendar year, the riskiest area of the high yield bond market -- CCC-rated securities -- outperformed higher quality bonds. We saw demand for higher risk securities from every area of the market -- retail, mutual funds, insurance companies and institutional accounts, all of which actively put money into the market and help drive performance.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We slightly upgraded the holdings in the Fund to focus on higher quality high yield bonds (double BB-rated rather than B-rated securities). We also added publicly-traded floating rate securities to balance interest rate risk. We believe floating rate securities can help reduce the negative effect of rising interest rates.

    The Fund currently has greater-than-Merrill Lynch Index positions in energy, telecommunications, cable, and health care sectors. Within telecommunications, the wireless industry had strong performance for the period and our larger exposure there boosted performance. We currently have lower-than-Merrill Lynch positions in technology, autos and airlines.

Q:  How do you intend to manage the Fund in the coming months?

A: We are generally optimistic about the high yield bond market from a fundamental perspective, tempering our view with the fact that much of the good news is already priced into the market. Differences in yields between Treasuries and securities in the high yield market are at low (tight) levels of about 350 basis points (3.5%). The market had a strong run in 2003 and 2004 and the market is now at levels where it seems prudent to reduce risk. Going forward, we have three tactical themes:

    o We believe this year is going to be a bond-picker's year, and that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's income and/or total return potential.

    o We expect to continue to upgrade credit quality in the portfolio, keeping in mind the difference in yield between Treasuries and high yield securities is near an all-time low (tight) level.

    o To reduce risk, we expect to hold a bit more cash than has been historically typical for the Fund. In addition, we plan to continue to add some floating rate securities to help cushion the effects of rising interest rates.

--------------------------------------------------------------------------------
20   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Income Opportunities Fund

    We have a bottom-up approach when picking credits for the Fund and one of the Fund's strengths is our team of nine analysts that are industry experts in the sectors they cover. We believe that good security selection based on quality and in-depth security research is key to performance in the near term. We expect U.S. economic growth to continue in 2005 and inflation to inch upward but remain under control.

    We believe short-term interest rates will trend gradually upward toward 4% this year. If the Fed's actions follow a measured pace, this should not derail the high yield market. Rising interest rates are typically negative for the fixed income market in general; however, historically, high yield bonds have outperformed other fixed income asset classes on a relative basis in a gradually rising rate environment. We will continue to:

    o monitor the pace of U.S. economic growth, the actions of the Fed and the quality of new issues in the high yield bond market

    o seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

 TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +6.26%
 Since inception (6/1/04)*                             +11.75%

 at March 31, 2005

 6 months*                                              +2.08%
 Since inception (6/1/04)*                              +8.90%

 * Not annualized.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Consumer discretionary 27.7%
Materials 19.5%
Utilities 8.8%
Industrials 7.9%
Health care 6.2%
Information technology 6.2%
Short-term securities 5.4%
Energy 4.5%
Consumer staples 4.2%
Telecommunications 4.0%
Telecommunication services 2.2%
CMBS/ABS* 2.0%
Financials 1.0%
Other 0.4%

 * Commercial mortgage-backed/Asset-backed securities

 THE TEN LARGEST HOLDINGS
                                      Percent                Value
                               (of portfolio assets)   (at Feb. 28, 2005)
 Qwest
 9.13% 2012                             1.5%                $329,174

 Georgia Gulf
 7.13% 2013                             1.3                  283,549

 Metris Master Trust
 5.85% 2010                             1.3                  276,733

 Graphic Packaging Intl
 8.50% 2011                             1.2                  255,562

 Norcraft Companies LP/Finance
 9.00% 2011                             1.1                  236,500

 INVISTA
 9.25% 2012                             1.0                  230,113

 Circus & Eldorado Jt Venture/
 Silver Legacy Capital
 10.13% 2012                            1.0                  217,999

 CSC Holdings
 7.63% 2011                             1.0                  216,937

 Dex Media West LLC/Finance
 9.88% 2013                             1.0                  212,287

 Salem Communications
 7.75% 2010                             1.0                  211,934

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 11.4% of portfolio assets

--------------------------------------------------------------------------------
21   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Inflation Protected Securities Fund

AXP VP - Inflation Protected Securities Fund began operation on Sept. 13, 2004. Below, Portfolio Manager Jaime Jackson discusses the Fund's positioning and results from its inception on that date through Feb. 28, 2005.

Q: What bond market factors affected AXP VP - Inflation Protected Securities Fund during its initial fiscal period?

A: The Fund was defensively positioned relative to its benchmark, the Lehman Brothers U.S. Treasury Inflation Notes Index (Lehman Index), from Sept. 13, 2004 through Feb. 28, 2005. We kept the Fund's duration about six months shorter than the Lehman Index, a positioning that reflected our belief that interest rates would move higher. However, during the period yields on the Fund's primary investment vehicle, Treasury Inflation Protected Securities (TIPS), did not increase as much as we expected. Therefore, the Fund's short duration stance detracted from its relative results.

    On the other hand, the Fund benefited from its focus on TIPS, as this fixed income sector turned in stronger results than other areas of the bond market. Relative to the Lehman Index, the Fund's results were also boosted by a 1% position in euro-denominated, two-year German government bonds (bunds), which advanced as the U.S. dollar weakened. A falling dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms. Because the benchmark Lehman Index is composed entirely of TIPS, it did not benefit from non-U.S. dollar holdings during the period.

    Beginning with the Fund's annual report for the period ended Aug. 31, 2005, we will compare Fund performance with the Lehman Index as well as an appropriate Lipper index representing the Fund's peer group.

The Lehman Brothers U.S. Treasury Inflation Notes Index, an unmanaged index, reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The index is generally considered representative of the market in which the Fund invests.

Q: What economic and monetary policy factors affected the Fund's initial results?

A: During the reporting period, the U.S. economy continued to strengthen despite some headwinds from high oil prices. After peaking at $55 per barrel in October, oil prices generally fell until the tail end of the period. In turn, the high oil prices filtered through to an annualized inflation number of 7.9% for the month of October, as measured by the non-seasonally adjusted Consumer Price Index (CPI). For the 12-month period ended Jan. 31, 2005, consumer prices rose 2.3% according to the latest available government data. Despite the increase, economists and policy-makers at the Federal Reserve Board (the Fed) seemed to agree that inflation remained "well contained."

    The Fed raised the targeted federal funds rate (the overnight lending rate that influences other rates throughout the economy) four times during the period, following the two additional interest rate hikes made in the months just prior. By the end of February 2005, the rate stood at 2.50%. The yield curve flattened dramatically, as the difference in yields between short- and long-term securities narrowed. As economic indicators -- particularly jobs data -- improved at the end of 2004, the fixed income market sold off across the U.S. Treasury yield curve. TIPS outperformed other Treasury securities during the reporting period, with longer maturities outperforming shorter ones. TIPS accrue performance based on changes to inflation; therefore, this asset class benefited from a strong annualized inflation accretion rate over the period.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: During the first months of operation, we structured the portfolio using a bulleted strategy, with holdings concentrated in five-, seven- and 10-year securities in the intermediate segment of the yield curve. As the period progressed, we sold the Fund's 1% position in German government bonds, taking profits when they reached our price targets. We also established a new 5% position in 30-year U.S. Treasury bonds. This move was based on the attractive break-even inflation rate we were finding during the second fiscal quarter at the long-term end of the yield curve. At the end of January, the Fund increased its cash position, as we expected an unusually weak inflation accretion in February due to the temporary fall in oil prices to around $45 per barrel.

--------------------------------------------------------------------------------
22   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Inflation Protected Securities Fund

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the U.S. economic recovery will continue and interest rates will move still higher. In terms of inflation, we estimate that headline numbers will trend down toward 2.3% for 2005 as oil prices declined early in the year. However, we believe this inflation trend downward to be short lived. Oil prices increased to more than $51 per barrel at the end of February amid concerns about continuing cold weather in the U.S. and the possibility that OPEC would cut production in March. Also, long-term, we believe core CPI -- the most closely watched gauge of inflation, which excludes volatile food and energy prices -- will drift higher. The Fed is typically more concerned with core inflation when making its monetary policy decisions.

    Despite the Fed's February 2005 comments that underlying inflation appears to be relatively low, we believe there may be cause for it to increase interest rates more vigorously than the market currently anticipates. At the same time, we will continue to monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

U.S. government obligations & agencies 93.0%
Short-term securities 6.8%
Foreign government bonds 0.2%

 THE TEN LARGEST HOLDINGS
                                              Percent                Value
                                      (of portfolio assets)   (at Feb. 28, 2005)

 U.S. Treasury Inflation-Indexed Bond
 3.63% 2028                                     18.1%              $3,728,716

 U.S. Treasury Inflation-Indexed Bond
 3.63% 2008                                     14.9                3,070,318

 U.S. Treasury Inflation-Indexed Bond
 3.00% 2012                                     13.9                2,858,073

 U.S. Treasury Inflation-Indexed Bond
 2.00% 2014                                     12.9                2,659,320

 U.S. Treasury Inflation-Indexed Bond
 2.00% 2014                                      7.4                1,531,838

 U.S. Treasury Inflation-Indexed Bond
 3.88% 2029                                      5.9                1,211,813

 U.S. Treasury Inflation-Indexed Bond
 3.88% 2009                                      5.5                1,123,962

 U.S. Treasury Inflation-Indexed Bond
 3.38% 2007                                      5.0                1,026,624

 U.S. Treasury Inflation-Indexed Bond
 2.38% 2025                                      4.9                1,014,804

 U.S. Treasury Inflation-Indexed Bond
 0.88% 2010                                      4.5                  923,815

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 93.0% of portfolio assets

--------------------------------------------------------------------------------
23   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Large Cap Equity Fund

On Oct. 1, 2004, Bob Ewing and Nick Thakore began managing the Fund on a temporary basis for Doug Chase, the Fund's portfolio manager, who took a leave of absence. Mr. Chase subsequently decided to leave American Express and on Jan. 3, 2005, Mr. Ewing and Mr. Thakore were named portfolio managers of the Fund. Together, they manage the Fund in conjunction with a team of equity analysts. Below, Mr. Ewing and Mr. Thakore discuss the Fund's results for the first half of fiscal year 2005.

Q: How did AXP VP - Large Cap Equity Fund perform for the six months ended Feb. 28, 2005?

A: AXP VP - Large Cap Equity Fund advanced 8.78% for the six months ended Feb. 28, 2005. The Fund lagged its benchmark, the S&P 500 Index, which advanced 9.99%. The Fund also underperformed its peer group as represented by the Lipper Large-Cap Core Funds Index, which gained 9.25% over the same time frame.

Q:  What factors significantly affected performance?

A: Our sector allocations led to the Fund's underperformance relative to the S&P 500 Index for the fiscal period. Strong stock selection helped us mitigate this negative impact.

    September was a difficult month for the Fund as a handful of stocks delivered unusually poor performance. These were stocks that would ordinarily be considered less volatile, including Colgate Palmolive, Fannie Mae, Citigroup, Coca-Cola, Merck, Procter & Gamble and Pfizer.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Large Cap Equity Fund          +8.78%
S&P 500 Index(1) (unmanaged)            +9.99%
Lipper Large-Cap Core Funds Index(2)    +9.25%

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

    Over the full six months, stock selection in the telecommunications services sector was particularly strong. Among our telecommunications holdings, Western Wireless was a significant individual contributor as the stock benefited from the announcement of an intended acquisition by Alltel. Cell phone maker Nokia in the technology sector was a leading contributor to relative return as well.

    The Fund also benefited from stock selection in the health care sector. Within the health care group, the Fund had concentrated on medical device makers and health services firms. The health services industry was quite strong during the period. Among our health care holdings, Medco Health Solutions, a pharmacy benefits management company, was a significant positive contributor. Late in February, Medco announced it would acquire Accredo Health to create the nation's largest specialty pharmacy business. The acquisition is expected to increase Medco's product and service offerings, while also expanding its distribution capabilities.

    Stock selection in the industrials sector detracted from relative return. Based on our expectations for the economy and for earnings growth in the industrial sector, we have focused on industrial stocks that are likely to be less sensitive to changes in economic activity. However, during the six-month period, economically sensitive industrial stocks were the strongest performers.

    A smaller-than-S&P 500 Index position in technology was the only sector decision that added value during the six-month period, as technology stocks suffered from over abundant inventories and concerns about the sustainability of increased corporate spending. The Fund's cash position was a significant detractor, as is often the case during a rising stock market. Nonetheless, maintaining a cash position is essential since it enables us to take advantage of emerging opportunities and respond to other liquidity needs. Larger-than-benchmark positions in telecommunication services and health care also detracted from relative performance.

    The individual holdings that detracted most from relative return were generally strong performing stocks where we had smaller-than-S&P 500 Index positions or no exposure, rather than lagging stocks. For example, we were underweight in Motorola because we had been concerned about the company's array of products and whether or not it could compete in the fragmented cell phone industry. But, the stock performed well during the period and we have been pleased by the growing popularity of Motorola's RAZR phone. We have since added to the portfolio's holdings in Motorola.

    We also did not own Apple Computer during the six months. Apple has done an exceptional job with its current product cycle, but the stock is quite expensive in our view. We think

--------------------------------------------------------------------------------
24   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Large Cap Equity Fund

    there's a substantial amount of good news already reflected in Apple's price, which doesn't leave any margin for error in the company's future earnings and product news.

    The Fund held positions in Biogen Idec and Elan Corp. which suffered substantial declines in February when they voluntarily suspended sales of their promising multiple sclerosis treatment due to safety concerns. The companies are currently reviewing data related to the drug to determine when or if it should be made available again.

Q:  What changes did you make to the Fund during the period?

A: Beginning Oct. 1, 2004, when we began managing the Fund, we made some changes to its positioning. Previously, the Fund was more concentrated in terms of the number of stock holdings. The Fund also had sector weightings that were sometimes quite different from those of the S&P 500 Index. We have aligned the Fund's sector weightings more closely with this benchmark. An example is our reduction of the Fund's health care weighting.

    We also increased the number of Fund holdings, allowing us to take advantage of more opportunities, and modestly lowered the Fund's average market capitalization by trimming our holdings of some very large capitalization stocks.

    In terms of sector allocations, we added most significantly to telecommunication services, financials and utilities. Conversely, we made the most substantial reductions in health care, consumer discretionary and consumer staples.

    The outcome of this repositioning is that the Fund is now more focused on adding value through our choice of individual stocks rather than through top down decisions about which sectors might perform better or worse than the S&P 500 Index.

Q:  How will you manage the Fund in the coming months?

A: Although this Fund essentially uses a fundamentally-driven, bottom-up strategy, we are cognizant of market trends and potential risks. We believe it is prudent to be somewhat careful in the current environment due to elevated risk and the reality that this is the fourth year of the economic recovery. In general, this outlook leads us to incorporate certain themes into our management of the Fund. For instance, we have emphasized higher quality stocks over lower quality stocks that have high amounts of leverage on their balance sheets or exhibit volatile earnings.

    We have focused on larger stocks because they tend to have more stable earnings, but also because they are modestly more attractively valued than mid-cap and small-cap stocks. Small and mid-cap stocks have outperformed for such an extended period that we believe that there is the potential that large-caps will start outperforming their smaller peers.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Financials 19.1%
Information technology 14.2%
Consumer discretionary 12.5%
Health care 11.0%
Consumer staples 7.9%
Energy 7.3%
Industrials 6.4%
Short-term securities* 5.6%
Investment companies 4.0%
Telecommunication services 4.0%
Telecommunications 3.2%
Materials 3.1%
Utilities 1.7%

*Of the 5.6%, 2.4% is due to security lending activity and 3.2% is the Fund's cash equivalent position.

 THE TEN LARGEST HOLDINGS
                                     Percent                Value
                              (of portfolio assets)   (at Feb. 28, 2005)

 Sprint                                2.8%              $72,429,188
 NTL                                   2.7                70,551,846
 Nextel Communications Cl A            2.4                64,358,759
 Exxon Mobil                           2.2                56,694,231
 Citigroup                             2.1                54,413,828
 Bank of America                       1.8                46,332,127
 American Intl Group                   1.8                46,073,963
 Johnson & Johnson                     1.7                45,956,670
 Pfizer                                1.7                44,130,341
 Procter & Gamble                      1.6                42,490,741

 For further detail about these holdings, please refer to the section entitled "Investments in Securities."

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +8.78%
 1 year                                                 +4.11%
 3 years                                                +3.97%
 5 years                                                -5.37%
 10 years                                               +5.98%
 Since inception (10/13/81)                            +10.68%

 at March 31, 2005

 6 months*                                              +7.47%
 1 year                                                 +3.46%
 3 years                                                +1.94%
 5 years                                                -7.03%
 10 years                                               +5.52%
 Since inception (10/13/81)                            +10.55%

 * Not annualized.

--------------------------------------------------------------------------------
25   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Large Cap Value Fund

Below, Portfolio Manager Bob Ewing discusses the AXP VP - Large Cap Value Fund's positioning and results for the first half of the 2005 fiscal year.

Q: How did AXP VP - Large Cap Value Fund perform for the six months ended Feb. 28, 2005?

A: AXP VP - Large Cap Value Fund advanced 10.77% for the six months ended Feb. 28, 2005. This was slightly less than the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which advanced 10.98% for the period. The Fund's benchmark, the Russell 1000(R) Value Index, (Russell Index) gained 13.75%.

Q:  What factors had a significant effect on performance?

A: At the start of our fiscal period, U.S. equities faced high oil prices and concerns about the outcome of the U.S. election. However, as uncertainties such as the presidential election were resolved and oil prices moderated, investors began to refocus on the favorable economic environment, which remained reasonably solid. Results in the latter part of the past six months were quite strong. Given the substantial gains in the Russell Index during the six-month period, the Fund's relatively conservative positioning put it at a bit of a disadvantage.

    Both sector allocations and stock selection detracted from performance relative to the Russell Index. The Fund's cash position also had a negative effect. Our large position in health care also detracted from relative return, as did an underweight in the strong performing utilities sector.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Large Cap Value Fund                +10.77%
Russell 1000(R) Value Index(1) (unmanaged)   +13.75%
Lipper Large-Cap Value Funds Index(2)        +10.98%

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

    Stock selection was favorable in some sectors, while detrimental in others. Stock selection among consumer staples stocks was hurt by weak performance from specific holdings such as Colgate-Palmolive and Coca-Cola, stocks that would ordinarily be considered less volatile. In the industrial sector, we deemphasized companies with high financial leverage and greater sensitivity to economic activity because we believe they are too expensive and likely to show decelerating growth. Unfortunately, those industrial companies performed well during the period.

    In terms of individual contributors, the Fund had a larger-than-Russell Index position in Lyondell Chemical, which was the most significant positive contributor during the six-month period. The company has been the beneficiary of an improving environment for chemical firms. Our position in Disney also helped as investors became more comfortable with the performance of Disney's economically sensitive businesses. An overweight in integrated oil company ConocoPhillips and cell phone maker Nokia helped, too.

    Individual detractors from relative performance included the portfolio's lower-than-Russell Index positions in General Electric and Exxon Mobil. Though we hold GE in the portfolio, it represents a very large percentage of the benchmark and we do not consider such a large position appropriate. GE stock performed well as investors became more confident in the durability of the strong economy. Exxon Mobil was also a strong performer and a large benchmark position. Though we were underweight in Exxon Mobil because we consider its valuation too expensive, we held a basket of other oil stocks as a substitute (including ConocoPhillips cited above as a top performer). An overweight in Pfizer also detracted as the company continued to struggle along with most large pharmaceutical companies.

Q:  What changes did you make to the portfolio during the period?

A: In general, we have been placing greater emphasis on more stable, higher quality companies, those that have more predictable profitability at this point in the economic cycle. We increased the Fund's technology and telecommunication services allocations during the past six months, while also adding to our consumer discretionary position. These areas have some degree of exposure to economic activity, but, in our view, they are generally cheaper than areas of the market with the greatest sensitivity to economic cycles. We reduced allocations to industrials, health care and financial stocks.

--------------------------------------------------------------------------------
26   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Large Cap Value Fund

    The Fund's allocation to the consumer staples sector was larger than that of the Russell Index. This is somewhat unusual since value-oriented funds traditionally don't get a chance to own high quality consumer staples stocks. However, because the market has embraced stocks with economic sensitivity, less cyclical consumer staples stocks, such as Colgate-Palmolive and Procter & Gamble, have been relatively inexpensive.

    The portfolio has a lower-than-Russell Index weighting in the industrials group. Although our bottom-up analysis suggests that these companies have strong fundamentals, their high valuations seem to leave no room for error, so we believe it is prudent to be cautious in our exposure to the sector. Our utility weighting was also lower than the Russell Index. We consider the utility sector to be expensive compared to where it traditionally trades. In addition, we believe interest rates are more likely to go up than down, which would be problematic for utility stocks.

Q:  How do you plan to manage the Fund in the coming months?

A: This Fund essentially follows a fundamentally-driven, bottom-up equity strategy; however, we are cognizant of market trends and potential risks. We believe it is prudent to be somewhat careful in the current environment due to elevated risk and the reality that this is the fourth year of the economic recovery. In general, this outlook has led us to incorporate certain themes into our management. We have emphasized higher quality stocks over lower quality stocks that have high amounts of leverage or exhibit volatile earnings. We have tried to keep the average price/earnings ratio of our holdings below that of the Russell Index. We have focused on larger stocks because they tend to be more stable companies, but also because they have been more attractively valued than mid-cap and small-cap stocks.

    Although it is worth noting that value stocks have outperformed growth stocks for some time and may be susceptible to a market reversal, we consider it much more pertinent that small- and mid-cap stocks have outperformed large-caps for a prolonged period. We are finding more opportunities among large-cap stocks and, therefore, the Fund's average market capitalization has increased. At this stage of the cycle, we expect economic and corporate growth to decelerate a bit and deceleration tends to favor bigger, more secure companies. We expect large-caps will start to outperform their smaller peers and would expect the Fund to benefit from such an environment.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Financials 31.3%
Energy 13.5%
Consumer discretionary 11.5%
Information technology 8.0%
Consumer staples 7.8%
Industrials 6.3%
Materials  6.3%
Health care 6.1%
Utilities 4.3%
Telecommunication services 4.1%
Telecommunications 0.8%

 THE TEN LARGEST HOLDINGS
                               Percent              Value
                           (of net assets)    (at Feb. 28, 2005)

 Citigroup                        3.9%             $420,890
 Exxon Mobil                      3.5               376,442
 Bank of America                  3.4               369,049
 ConocoPhillips                   2.6               281,661
 JPMorgan Chase & Co              2.3               252,927
 ChevronTexaco                    2.1               226,344
 Altria Group                     1.9               207,979
 American Intl Group              1.8               197,594
 Dow Chemical                     1.7               181,995
 Morgan Stanley                   1.5               167,377

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 24.7% of portfolio assets

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                             +10.77%
 1 year                                                 +9.30%
 Since inception (2/4/04)                              +10.78%

 at March 31, 2005

 6 months*                                              +7.76%
 1 year                                                 +8.34%
 Since inception (2/4/04)                               +8.04%

 * Not annualized.

--------------------------------------------------------------------------------
27   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Managed Fund

Below, the AXP VP - Managed Fund's portfolio management team discuss the Fund's positioning and results for the first half of the 2005 fiscal year.

Q:  How did AXP VP - Managed Fund perform for the six months ended Feb. 28,
    2005?

A: AXP VP - Managed Fund, which invests in a mix of stocks and bonds, rose 7.90% for the six months ended Feb. 28, 2005. The Fund slightly lagged its peer group, represented by the Lipper Balanced Funds Index, which returned 8.09%. The S&P 500 Index rose 9.99% while the Lehman Brothers Aggregate Bond Index (Lehman Index) rose 1.26% for the period. The Fund captured more than 79% of the return potential of the equity market for the period, as measured by the S&P 500 Index, with a portfolio that was approximately two-thirds equities and one-third fixed-income securities.

Q:  What factors had a significant effect on equity performance?

A: At the start of our fiscal period, U.S. equities faced high oil prices and concerns about the outcome of the U.S. election. However, as uncertainties such as the presidential election were resolved and oil prices moderated, investors began to

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Managed Fund                                 +7.90%
S&P 500 Index(1) (unmanaged)                          +9.99%
Lehman Brothers Aggregate Bond Index(2) (unmanaged)   +1.26%
Lipper Balanced Funds Index(3)                        +8.09%

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

    refocus on the favorable economic environment, which remained reasonably solid. Results in the latter part of the past six months were quite strong. Given the substantial gains in the S&P 500 Index during the six-month period, the Fund's relatively conservative positioning put it at a bit of a disadvantage.

    Both sector allocations and stock selection detracted from performance relative to the S&P 500 Index. The Fund's cash position also had a negative effect. Our large position in health care also detracted from relative return, as did an underweight in the strong performing utilities sector.

    Stock selection was favorable in some sectors, while detrimental in others. Stock selection among consumer staples stocks was hurt by weak performance from specific holdings such as Colgate-Palmolive and Coca-Cola, stocks that would ordinarily be considered less volatile. In the industrial sector, we deemphasized companies with high financial leverage and greater sensitivity to economic activity because we believe they are too expensive and likely to show decelerating growth. Unfortunately, those industrial companies performed well during the period.

    In terms of individual contributors, the Fund had a larger-than-S&P 500 Index position in Lyondell Chemical, which was the most significant positive contributor during the six-month period. The company has been the beneficiary of an improving environment for chemical firms. Our position in Disney also helped as investors became more comfortable with the performance of Disney's economically sensitive businesses. An overweight in integrated oil company ConocoPhillips and cell phone maker Nokia helped, too.

    Individual detractors from relative performance included the portfolio's lower-than-S&P 500 Index positions in General Electric and Exxon Mobil. Though we hold GE in the portfolio, it represents a very large percentage of the benchmark and we do not consider such a large position appropriate. GE stock performed well as investors became more confident in the durability of the strong economy. Exxon Mobil was also a strong performer and a large benchmark position. Though we were underweight in Exxon Mobil because we consider its valuation too expensive, we held a basket of other oil stocks as a substitute (including ConocoPhillips cited above as a top performer.) An overweight in Pfizer also detracted as the company continued to struggle along with most large pharmaceutical companies.

Q: What factors significantly affected the fixed income portion of the Fund during the period?

A: The Fund's results were aided by our shorter-than-Lehman Index duration stance during the period, which reflected our view that interest rates would move higher. Our effective positioning of securities along the yield curve also helped performance, as the difference in yield between short and

--------------------------------------------------------------------------------
28   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

    long term securities continued to narrow. Individual bond selection also benefited the Fund, especially in the corporate sector, where we favored higher quality issues. The Fund's position in AAA-rated commercial mortgage-backed securities (CMBS) contributed positively to the Fund's results as well, as the CMBS market was able to successfully absorb a large number of newly issued bonds.

    On the negative side, the Fund's lower-than-Lehman Index position in mortgage-backed securities detracted from performance, as that sector performed relatively well. The reason for our lower weighting was two-fold. Not only were mortgage valuations expensive by historical standards, but we also believed these securities would underperform other sectors if market volatility increased. Indeed, our defensive position in mortgages helped the Fund in February 2005, when Treasury rate volatility dampened returns on these securities.

Q:  What changes did you make to the equity segment during the period?

A: In general, we have been placing greater emphasis on more stable, higher quality companies, those that have more predictable profitability at this point in the economic cycle. We increased the Fund's technology and telecommunication services allocations during the past six months, while also adding to our consumer discretionary position. These areas have some degree of exposure to economic activity, but, in our view, they are generally cheaper than areas of the market with the greatest sensitivity to economic cycles. We reduced allocations to industrials, health care and financial stocks.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +7.90%
 1 year                                                 +7.50%
 3 years                                                +6.35%
 5 years                                                +0.65%
 10 years                                               +8.32%
 Since inception (4/30/86)                              +9.19%

 at March 31, 2005

 6 months*                                              +5.52%
 1 year                                                 +6.28%
 3 years                                                +4.94%
 5 years                                                -1.15%
 10 years                                               +7.96%
 Since inception (4/30/86)                              +9.06%

 * Not annualized.

ASSET ALLOCATION & SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Stocks 62.8%

Financials 19.7%
Energy 8.5%
Consumer discretionary 7.2%
Information technology 5.1%
Consumer staples 4.9%
Industrials 4.0%
Materials 3.9%
Health care 3.8%
Telecommunication services 2.6%
Utilities 2.6%
Telecommunications 0.5%

  Bonds 34.2%

Mortgage-backed securities 14.2%
U.S. government obligations & agencies 8.9%
Corporate bonds* 7.0%
CMBS/ABS** 3.8%
Foreign government bonds 0.3%

Cash equivalents

Short-term securities*** 3.0%

  *Includes 2.8% Financials,1.2% Consumer discretionary, 0.8%
   Telecommunication services, 0.6% Information technology, 0.6% Utilities, 0.4% Materials, 0.3% Energy, 0.2% Health care, 0.1% Industrials.

 **Commercial mortgage-backed securities/Asset-backed securities.

***Of the 3.0%, 0.6% is due to security lending activity and 2.4% is the Fund's cash equivalent position.

 THE TEN LARGEST HOLDINGS
                               Percent                Value
                        (of portfolio assets)   (at Feb. 28, 2005)

 Citigroup                        2.4%              $65,619,772

 Exxon Mobil                      2.2                58,897,292

 Bank of America                  2.1                57,561,527

 ConocoPhillips                   1.7                44,556,711

 U.S.Treasury
 6.00% 2026                       1.6                42,498,957

 JPMorgan Chase & Co              1.5                39,508,357

 U.S.Treasury
 6.25% 2023                       1.4                38,402,937

 ChevronTexaco                    1.3                35,224,192

 Altria Group                     1.2                32,588,660

 American Intl Group              1.1                30,781,439

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 16.5% of portfolio assets

--------------------------------------------------------------------------------
29   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

    The Fund's allocation to the consumer staples sector was larger than that of the S&P 500 Index. This is somewhat unusual since value-oriented funds traditionally don't get a chance to own high quality consumer staples stocks. However, because the market has embraced stocks with economic sensitivity, less cyclical consumer staples stocks, such as Colgate-Palmolive and Procter & Gamble, have been relatively inexpensive.

    The portfolio has a lower-than-S&P 500 Index weighting in the industrials group. Although our bottom-up analysis suggests that these companies have strong fundamentals, their high valuations seem to leave no room for error, so we believe it is prudent to be cautious in our exposure to the sector. Our utility weighting was also lower than the S&P 500 Index. We consider the utility sector to be expensive compared to where it traditionally trades. In addition, we believe interest rates are more likely to go up than down, which would be problematic for utility stocks.

Q:  What changes did you make to the fixed income segment during the period?

A: We reduced exposure to the corporate sector, bringing the allocation more in line with the Lehman Index. In our view, high quality corporate bond yields fully reflect the current strength of the U.S. economy. Further, we believe company-specific risk has increased in recent months due to share buy backs, increased dividends and the apparently greater likelihood that companies will issue more debt. We also reduced the Fund's position in high-yield corporate bonds, based primarily on our view that they appear to be fully valued.

    We added intermediate-term Treasury Inflation Protected Securities
    (TIPS) in the fourth quarter of 2004. Because TIPS accrue performance based on changes to inflation, these securities benefited from higher inflation during late 2004. We sold the TIPS position by the end of the calendar year.

Q: How do you plan to manage the equity portion of the Fund in the coming months?

A: This Fund essentially follows a fundamentally-driven, bottom-up equity strategy; however, we are cognizant of market trends and potential risks. We believe it is prudent to be somewhat careful in the current environment due to elevated risk and the reality that this is the fourth year of the economic recovery. In general, this outlook has led us to incorporate certain themes into our management. We have emphasized higher quality stocks over lower quality stocks that have high amounts of leverage or exhibit volatile earnings. We have tried to keep the average price/earnings ratio of our holdings below that of the S&P 500 Index. We have focused on larger stocks because they tend to be more stable companies, but also because they have been more attractively valued than mid-cap and small-cap stocks. Although it is worth noting that value stocks have outperformed growth stocks for some time and may be susceptible to a market reversal, we consider it much more pertinent that small- and mid-cap stocks have outperformed large-caps for a prolonged period. We are finding more opportunities among large-cap stocks and, therefore, the Fund's average market capitalization has increased. At this stage of the cycle, we expect economic and corporate growth to decelerate a bit and deceleration tends to favor bigger, more secure companies. We expect large-caps will start to outperform their smaller peers and would expect the Fund to benefit from such an environment.

Q: How do you intend to position the fixed-income portion of the Fund for the months ahead?

A: We believe the U.S. economic recovery will continue and interest rates will move still higher across the yield curve. Despite the Fed's February 2005 comments that underlying inflation appears to be relatively low, we believe there may be cause for it to increase interest rates more vigorously than the market currently anticipates.

    Based on this view, we intend to maintain the Fund's duration shorter than the Lehman Index. At the same time, we are now positioning the Fund to benefit from our expectation for broad increases in interest rates. Within bond market sectors, we remain cautious on valuations across many areas of the investment grade corporate bond market. The risk level in that sector will likely continue to increase as the Fed removes liquidity from the financial markets and corporate America moves away from bondholder-friendly moves, such as debt retirement and building cash reserves, to more shareholder-friendly actions, such as equity buybacks and acquisition activity, in an effort to bolster stock prices.

    We intend to continue to focus on what we think are our best corporate securities and reduce holdings that appear overvalued relative to their fundamentals. However, we are respectful of what we see as a positive overall fixed-income environment. Thus, even though CMBS and asset-backed securities suffered a bit in February 2005 as the market focused its buying attention on lower-quality substitutes, we continue to favor these two spread sectors as a good alternative to corporate bonds. Within the mortgage sector, we intend to stay defensive in terms of structure and coupon.

    We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As always, we maintain a disciplined focus on individual security selection, with a goal of having higher-than-Lehman Index positions in securities that we believe offer the greatest potential for outperformance.

--------------------------------------------------------------------------------
30   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - New Dimensions Fund(R)

Below, Portfolio Manager Gordon Fines discusses AXP VP - New Dimensions Fund's results and positioning for the first half of fiscal year 2005. On Feb. 11, 2005, Michael Nance and Trisha Schuster joined the Fund's portfolio management team as associate portfolio managers.

Q:  How did the Fund perform for the six months ended Feb. 28, 2005?

A: While the period from September 2004 through February 2005 provided positive returns for many areas of the U.S. stock market, stocks with very large market capitalizations (mega-cap stocks) underperformed. AXP VP - New Dimensions Fund rose 6.26% for the six months ended Feb. 28, 2005 as the S&P 500 Index advanced 9.99% for the period. The Lipper Large-Cap Growth Funds Index (Lipper Index), representing the Fund's peer group, advanced 9.40% over the same six months. The Fund's primary benchmark, the S&P 500 Index, contains both growth and value stocks. On Feb. 11, 2005, we added the Russell 1000 Growth Index (Russell Index) as a secondary unmanaged benchmark. For the six months ended Feb. 28, 2005, this Russell Index rose 7.67%.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - New Dimensions Fund                   +6.26%
S&P 500 Index(1) (unmanaged)                   +9.99%
Russell(R) 1000 Growth Index(2) (unmanaged)    +7.67%
Lipper Large-Cap Growth Funds Index(3)         +9.40%

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

(2) The Russell(R) 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

Q:  What factors affected results?

A: It was one of the more disappointing and difficult fiscal periods that we have faced since the early 1990s. In our view, the main reasons for our underperformance were:

    o Our higher-than-S&P 500 Index position in mega-cap stocks. The Fund held large positions in mega-cap stocks such as Citigroup, American International Group, Pfizer and Wal-Mart, which trailed the overall U.S. equity market. The Fund had a higher median market capitalization and higher weighting in the largest stocks compared to its peer group. Some companies faced product safety concerns and increased competition while others faced earnings shortfalls or regulatory concerns.

    o We didn't have enough mid-cap stocks. Mid-cap stocks, which are an element of the Fund's S&P 500 Index benchmark, continued to outperform large cap stocks for most of calendar year 2004. The Fund's fiscal period results were negatively affected by market cap of its holdings.

    o Outperformance of value stocks over growth stocks. Value stocks significantly outpaced growth stocks in calendar year 2004, as they have for several years. We do not believe this style trend can be sustained indefinitely. Since the Fund has a distinct and consistent growth focus, it was another factor that hurt our short-term results relative to the S&P 500, which has both growth and value stocks.

    o Our stock selection efforts were not as effective as we would have liked. Our stock selections, specifically in the financials, consumer staples and industrial sectors, hurt performance.

The last few years have been an exceptionally challenging period for large cap growth investors. The current value outperformance cycle, which began in 2000, has been longer and deeper than any we've seen over the last 20 years. In this environment, we believe it makes sense for investors to maintain their exposure to growth stocks in order to benefit when the market again begins to favor growth stocks.

--------------------------------------------------------------------------------
31   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - New Dimensions Fund(R)

Q:  Did you have any success stories during the period?

A: We are pleased to report that some of our holdings finished the period among the top performing stocks in the S&P 500 Index. We sought solid, growing businesses with products that had a strong customer following and an expanding market share. On a sector basis, our strong positioning in energy stock made a positive contribution to returns amid near record high oil prices. In terms of sector allocation, the Fund had a lower-than S&P 500 Index weighting in health care and consumer discretionary stocks and this generally helped us. Large pharmaceutical companies and many consumer discretionary stocks did not do well during the fiscal period.

Q: What portfolio changes did you make and how is the Fund currently positioned?

A: We have been adding some media stocks, including Time Warner and Comcast. We continue to like some of the Internet related companies led by, of course, eBay but also Amazon. We also have a small holding in Google. Our largest holdings continue to be large-caps such as Microsoft and General Electric. We look for above average growth regardless of whether it is mega- or large-cap. Currently, we are looking for earnings growth of more than 12%.

    Overall, we emphasize companies that we think are well managed, healthy growing companies in terms of balance sheet and income characteristics. We try to find companies that show not only earnings growth but also revenue growth. We think revenue growth is a very important characteristic of how well a company is doing. Also, in our view, dividend yield and dividend growth are very important themes in this market cycle.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +6.26%
 1 year                                                 +0.07%
 3 years                                                +0.75%
 5 years                                                -5.81%
 Since inception (5/1/96)                               +6.59%

 at March 31, 2005

 6 months*                                              +1.98%
 1 year                                                 -1.28%
 3 years                                                -1.41%
 5 years                                                -7.69%
 Since inception (5/1/96)                               +6.25%

 * Not annualized.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Information technology 22.1%
Health care 16.5%
Consumer discretionary 14.8%
Industrials 11.7%
Energy 11.5%
Financials 10.6%
Short-term securities* 4.1%
Consumer staples 3.9%
Utilities 3.0%
Materials 1.8%

*Of the 4.1%, 0.8% is due to security lending activity and 3.3% is the Fund's cash equivalent position.

 THE TEN LARGEST HOLDINGS
                               Percent                Value
                        (of portfolio assets)   (at Feb. 28, 2005)

 General Electric                 3.8%             $105,350,080

 Exxon Mobil                      3.8               103,815,485

 Microsoft                        3.7               100,712,446

 Citigroup                        3.4                94,305,839

 UnitedHealth Group               3.3                91,023,260

 Dominion Resources               3.0                83,540,394

 American Intl Group              2.9                78,917,520

 Johnson & Johnson                2.6                72,160,000

 Apple Computer                   2.3                62,768,112

 Target                           2.2                60,948,426

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 31.0% of portfolio assets

--------------------------------------------------------------------------------
32   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - New Dimensions Fund(R)

Q:  Why was the Fund's management expanded to a team structure?

A: The addition of two new portfolio managers provides our team with additional resources. Michael Nance brings a consistent and discipline process of selecting growth stocks that provide improved returns, earnings accelerations and improved returns on capital. Trisha Schuster has many years of experience in the health care sector. Together, Mike and Trisha bring 24 years of combined investment experience and ideas that we believe can add value and improve results for shareholders.

Q:  Has the Fund's investment strategy changed?

A: No. AXP VP - New Dimensions Fund continues to be managed based on four core principles:

    o Teamwork -- Portfolio managers and a group of dedicated analysts constantly exchange individual stock ideas and sector perspectives.

    o Multi-faceted stock selection -- We thoroughly study company fundamentals, evaluate company potential to benefit from secular growth themes and monitor stock valuations.

    o Commitment to research -- In addition to company public filings, the selection process also incorporates hundreds of company visits, industry contacts and external research from third-party analysts.

    o Rigorous risk management -- The team actively manages and monitors the portfolio's risk profile.

Q:  How do you intend to manage the Fund in the coming months?

A: Our outlook calls for moderate economic growth and steadily rising interest rates this year. In our view, this should bode well for a rotation into high quality companies that we favor.

    Our experience has taught us that during periods of rising interest rates and slowing economic growth, when corporate earnings are nearing a peak, higher quality companies generally perform better than lower quality companies. In fact, a shift in market emphasis toward quality growth companies with sound balance sheets -- the kind of companies that dominate the Fund's portfolio -- will provide an excellent opportunity for the Fund to regain ground. We express our gratitude for shareholders' patience, and we are optimistic that investors who have expressed long-term confidence in our strategy will be rewarded.

--------------------------------------------------------------------------------
33   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Partners Select Value Fund

Performance Summary
AXP(R) VP - Partners Select Value Fund rose 12.48% for the six-month period ended Feb. 28, 2005. The Fund's benchmark, the Russell 3000(R) Value Index (Russell Index), rose 13.88% for the same period. The Fund's peer group, as represented by the Lipper Multi-Cap Value Funds Index, rose 13.16%. The Fund is managed by Gabelli Asset Management Company, an independent money management firm. The Fund seeks to provide long-term capital growth by investing in undervalued stocks of all sizes.

Q:  What factors most significantly affected performance during the period?

    Gabelli: The Fund has historically had sector weightings that have differed substantially from those of the Russell Index, and during the fiscal period the Fund's relatively small weighting in energy stocks was a significant factor in our underperformance relative to our peers and the Russell Index. Energy stocks were up sharply amid near record high oil prices and surging global energy demand over the past six months. Other sectors detracting from our relative results to varying degrees were consumer staples, materials and utilities.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Partners Select Value Fund          +12.48%
Russell 3000(R) Value Index(1) (unmanaged)   +13.88%
Lipper Multi-Cap Value Funds Index(2)        +13.16%

(1) The Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

    Sectors that performed well for us for the period included consumer discretionary stocks, a sector that accounted for nearly 40% of Fund assets as of Feb. 28, 2005, significantly more than the Russell Index. Our lower-than-Russell Index weighting in financials also contributed to our relative results for the period.

    As the period began in September 2004, high energy prices -- combined with uncertainty regarding the hotly contested U.S. presidential election -- preoccupied investors and put pressure on the equity market. Oil prices peaked in October, and by November the market began to rise. Investors cheered strong earnings, healthy consumer spending, an upturn in capital spending, improving employment numbers, record dividend increases, and a lack of consumer price inflation.

    Mergers and acquisitions also have been on the rise, particularly in the telecommunications sector. The Fund's portfolio benefited because several of our largest holdings in this sector rose sharply. Some examples include Sprint's merger with Nextel, Cingular's acquisition of AT&T Wireless, SBC's purchase of AT&T, and Telephone & Data Systems is exploring the potential purchase of majority-owned U.S. Cellular. In the month of December alone, nearly $100 billion of mergers and acquisitions were announced.

    Mergers that affected the media sector included Lee Enterprises' planned purchase of Pulitzer, a newspaper publisher in St. Louis and Cox Enterprises buying shares of Cox Communications. Hotel and gaming stocks were up sharply based upon MGM buying Mandalay Bay. News Corp will buy the remaining shares of Fox Entertainment that it does not already own. GenCorp rose on a takeover offer it then rebuffed. Finally, Energizer holdings rose in sympathy to Procter & Gamble's proposed purchase of Gillette, owner of the Duracell brand.

--------------------------------------------------------------------------------
34   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Select Value Fund

Q:  What changes were made to the Fund's portfolio and why?

    Gabelli: We sold our positions in Chemed and Deere. We also added shares of Disney, which will be changing its management structure; satellite television company EchoStar Communications; LIN TV, which could be a takeover candidate; gaming stocks Aztar and Kerzner International; and Cavco Industries (manufactured homes) for the potential cyclical turn in the industry.

Q:  How are you positioning the Fund for the months ahead?

    Gabelli: The economy should grow close to a 4% rate in real Gross Domestic Product (GDP) terms. Profits will grow at a slower rate this year (perhaps by high single digits), but should reach a record level. The inflation rate will most likely hover around 3%. We expect the Federal Reserve Board (the Fed) to continue raising rates, and some upward pressure on long-term rates seems inevitable. This trend may cool the housing market. Rising oil prices may be indicative of a strong economy, but in due course will act to slow economic activity.

    Our current expectation is for 6% growth in S&P 500 Index profits in 2005. In the period ahead, we believe we have the potential to outpace the overall equity market by owning securities of firms involved in acquisitions. With a cheap dollar, growing economy, low interest rates and strategic demand of scale, we expect another wave of merger and acquisition activity. Growth by acquisition remains an important part of most companies' overall strategy, and we are positioning the Fund's portfolio to focus on companies that we anticipate could be bought by others.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Consumer discretionary 37.3%
Short-term securities 16.4%
Industrials 12.3%
Consumer staples 10.4%
Energy 5.2%
Health care 5.2%
Materials 3.1%
Telecommunication services 3.0%
Telecommunications  2.7%
Information technology 2.2%
Utilities 2.2%

 THE TEN LARGEST HOLDINGS
                               Percent                Value
                        (of portfolio assets)   (at Feb. 28, 2005)

 Unocal                           3.4%              $541,000

 US Cellular                      2.7                435,000

 Cablevision Systems Cl A         2.7                434,840

 Cooper Inds Cl A                 2.2                346,850

 Aztar                            1.9                297,100

 Ferro                            1.9                293,550

 Pulitzer                         1.8                280,191

 Walt Disney                      1.8                279,400

 Time Warner                      1.7                275,680

 EchoStar Communications Cl A     1.7                267,750

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 21.8% of portfolio assets

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                             +12.48%
 1 year                                                 +9.21%
 Since inception (2/4/04)                              +11.55%

 at March 31, 2005

 6 months*                                              +9.01%
 1 year                                                +10.23%
 Since inception (2/4/04)                               +9.82%

 * Not annualized.

--------------------------------------------------------------------------------
35   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Partners Small Cap Value Fund

For the six months ended Feb. 28, 2005, AXP VP - Partners Small Cap Value Fund provided a total return of 15.95%. Over the same time frame, the Fund's benchmark, the Russell 2000(R) Value Index (Russell Index), rose 15.38%, while the Fund's peer group, as represented by the Lipper Small-Cap Value Funds Index, gained 17.22%.

On Dec. 13, 2004, in an effort to make asset allocation among the five subadvisers of the Fund more equally weighted, Fund assets were reallocated to increase the portion of the Fund managed by Donald Smith & Co., Franklin Portfolio Associates and Barrow, Hanley, Mewhinney & Strauss and reduce the portion managed by Royce & Associates. As of Feb. 28, 2005, the five subadvisers managed the following portions of the Fund's portfolio: Barrow, Hanley, Mewhinney & Strauss (21%), Donald Smith & Co. (20.5%), Franklin Portfolio Associates (20.5%) Royce & Associates (20%), and Goldman Sachs Asset Management (18%).

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Partners Small Cap Value Fund         +15.95%
Russell 2000(R) Value Index(1) (unmanaged)     +15.38%
Lipper Small-Cap Value Funds Index(2)          +17.22%

(1) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

Q: What factors significantly affected performance for your portion of the Fund during the semiannual period?

    Barrow Hanley: Our portion of the Fund outperformed the Russell Index for the semiannual period, due primarily to effective allocation to and stock selection within the energy and industrial sectors. Three of the top five contributing stocks for the period were from these two sectors, specifically, Brady Corp., Encore Acquisition and Chesapeake Energy. Much of this strong performance was the result of the work we did in the late 1990s searching for companies with outstanding business models and improving execution that would, in our view, have a magnified fundamental response to an improving economy. Holdings in the financials sector also contributed positively to performance. On the other hand, American Italian Pasta detracted from overall performance for the six months, as it lagged other consumer staples stocks.

    Donald Smith: Our portion of the Fund underperformed the Russell Index for the semiannual period due to our high cash position, caused in part by the manager rebalancing in December 2004. Our cautious approach to buying only the best value stocks, rather than chasing fast-rising stocks, depressed our performance during what was a relatively strong equity market. However, over time, this impact will abate as the new money is invested. Most stocks in our portion of the Fund performed well. Top performers included Genesis HealthCare, MI Developments, Reliant Energy, SEACOR Holdings and Sea Containers. Visteon and 3Com were the only two major disappointments.

    Franklin Portfolio: During the semiannual period, our valuation and momentum measures discriminated well between winners and losers. In particular, stocks that looked inexpensive compared to their peers based on earnings and cash flow produced strong performance, as did stocks with positive changes in both their short-term and long-term earnings outlook.

    Our industry-neutral approach worked particularly well within consumer durables (especially construction/real estate), financial services and technology sectors over the six-month period. With interest rates remaining low, the construction industry generally continued its strong performance. Fund holdings Technical Olympic USA, a homebuilder whose stock we purchased in December, and USG Corp., a building materials company, provided outstanding results. Fund holdings CompuCredit, a credit products company, and Central Pacific Financial, a Hawaiian banking firm, outperformed their peers in the financial services sector. Within technology, strong contributors to excess return included DoubleClick, an Internet advertising leader; Ulticom, a network signaling software firm; and Agilysys, an enterprise computing solutions company.

--------------------------------------------------------------------------------
36   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

    In contrast, the energy and mining stocks in our portion of the Fund did not perform as well as their peers, even though these two areas led the Russell Index over the period. In energy, Harvest Natural Resources, an oil and gas exploration company, saw its stock price fall sharply in mid-February based on drilling delays in Venezuela. In mining, Reliance Steel and Aluminum enjoyed strong double-digit gains, but still underperformed some of the strongest performing stocks in the group, such as Commercial Metals, which almost doubled in price.

    Goldman Sachs: Although our portion of the Fund posted a solid return for the semiannual period, it trailed the benchmark Russell Index. The bulk of the portfolio's relative underperformance was due to weakness in certain holdings, including Ditech Communications, Lionbridge Technologies and GrafTech International. Still, we continue to have confidence in the prospects for each of these holdings. Ditech Communications, a telecommunications equipment supplier, saw its share price decline upon reported earnings that fell short of high revenue expectations. The company experienced an order disruption in Asia and soft demand in North America. The stock price of Lionbridge Technologies, which provides multi-lingual services to technology companies, fell due to several product release delays. In our view, the company remains well-positioned in its industry and has few competitors. GrafTech International remains a turnaround story, operating as the low cost producer in the synthetic and natural graphite and carbon manufacturing industry.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                             +15.95%
 1 year                                                +14.08%
 3 years                                               +13.06%
 Since inception (8/14/01)                             +13.13%

 at March 31, 2005

 6 months*                                              +8.96%
 1 year                                                +10.98%
 3 years                                                +9.25%
 Since inception (8/14/01)                             +12.29%

* Not annualized.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Consumer discretionary 17.1%
Financials 16.3%
Short-term securities 15.0%
Industrials 12.0%
Information technology 9.6%
Materials 9.4%
Energy 8.7%
Health care 5.4%
Utilities 3.3%
Consumer staples 2.5%
Investment companies 0.4%
Telecommunications 0.2%
Telecommunication services 0.1%

 THE TEN LARGEST HOLDINGS
                                   Percent                Value
                            (of portfolio assets)   (at Feb. 28, 2005)

 Royal Group Technologies            1.2%               $3,959,244

 Genesis HealthCare                  1.2                 3,784,442

 Terex                               1.1                 3,440,171

 Dillard's Cl A                      1.0                 3,301,610

 MI Developments Cl A                0.9                 2,838,000

 Brady Cl A                          0.9                 2,790,373

 Reliant Energy                      0.8                 2,649,790

 Encore Acquisition                  0.8                 2,646,609

 Men's Wearhouse                     0.8                 2,623,682

 Tidewater                           0.8                 2,562,867

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 9.5% of portfolio assets

--------------------------------------------------------------------------------
37   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

    On the positive side, our portion of the Fund's performance was helped by effective stock selection in the energy and utilities sectors. In terms of individual holdings, Tessera Technologies and Range Resources were top performers. Shares of Tessera Technologies, a developer of semiconductor packaging technology, rose on improved market expansion opportunities and a positive legal outcome in a recent patent infringement case. Range Resources, an explorer and developer of oil and gas properties, emerged as a major contributor in the energy sector based on its strong reserve positions, low finding and development cost structures and good capital allocation disciplines.

    Royce: Our portion of the Fund outperformed the Russell Index during the semiannual period, led by the health care and natural resources sectors. On an industry level, the greatest gains came from oil and gas, energy services, health services and drug and biotechnology companies. Indeed, in our portion of the Fund each sector posted net gains during the semiannual period, with positive performance in technology, consumer products, industrial products, financial intermediaries, financial services, industrial services and consumer services.

Q:  What changes did you make to your portion of the Fund?

    Barrow Hanley: Given our methodology, portfolio change depends significantly on our finding companies with the potential for high and growing levels of fundamental improvement. Thus, our portfolio turnover tends to be relatively low. That said, we eliminated J.B. Hunt Transport and Cullen Frost Bankers from our portion of the Fund during the semiannual period. We added electric products company Littelfuse and oil field services provider Tidewater to the portfolio.

    Donald Smith: Prime Hospitality was acquired by the Blackstone Group for $12.25 per share, a gain of 22% from our purchase price. We established new positions in three stocks -- Royal Group Technologies, a building products company; AK Steel, a beneficiary of the strong steel environment; and 3Com, a technology company. Each was purchased at an attractive valuation. We increased existing positions in Dillard's, Genesis HealthCare, Integrated Silicon Solution, Lodgian, MI Developments, PXRE, Reliant Energy, Sycamore Networks, Triquint Semiconductor, USEC and Visteon.

    Franklin Portfolio: Major changes we made to our portion of the Fund over the period were in response to significant cash inflows from the manager rebalancing near the end of 2004. We used the monies to add to positions in those stocks that remained most attractively ranked by our stock selection model and to initiate positions in other attractively ranked stocks.

    Goldman Sachs: We believe that maintaining a disciplined approach to valuation is a key component to successful value investing. We have established price targets for the portfolio's holdings and carefully monitor stock prices relative to those targets. Another factor in our sell decision is an increased risk profile related to factors such as competitive environment, management changes or an increase in acquisition activity. We sold several positions for a combination of these reasons during the period, including Landstar and Kos Pharmaceuticals.

    Among our new positions initiated during the period were Iowa Telecommunications and LECG Corp. Iowa Telecommunications is a rural telecommunications carrier for residential and business customers in Iowa. We believe the company has an impressive and conservative management team. We also feel the stock currently trades at an attractive valuation and offers a solid dividend. LECG provides expert services, including economic and financial analysis, to entities such as companies, law firms and governments. The company serves as a high-end consultant that employs world-leading experts in a variety of fields. In our view, the company should benefit as the litigation environment continues to expand in size and evolve in complexity.

    Royce: After making discriminating purchases in the technology sector between January and August 2004, we began to take gains in companies such as Sybase and Foundry Networks as technology stock prices rose rapidly during the semiannual period. Elsewhere in the portfolio, we took some profits from health care stocks Centene Corporation, Myriad Genetics and AMERIGROUP as well as from financial services firm eFunds and steel and fabrication company IPSCO, though we continue to hold sizeable positions in each stock.

--------------------------------------------------------------------------------
38   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Q:  How are you positioning your portion of the Fund  going forward?

    Barrow Hanley: Almost regardless of the economic or stock market environment, we manage our portfolio in the same way. We select holdings stock-by-stock, seeking the highest returns and lowest risk with no preconceived sector or industry preferences. Usually we look through temporary difficulties and toward the long-term value of businesses to find our opportunities. The portfolio as positioned at the end of the semiannual period reflected the cumulative total of these company-specific opportunities over the last three or four years and, as such, was heavily focused on beneficiaries of the expanding economy. We expect ongoing economic improvement and, for the individual companies, further progress toward improved fundamentals and market values that reflect their prospects.

    We currently believe there are considerable individual opportunities in small-cap stocks, especially relative to large-cap stocks. This should continue to propel the current bull market for small-capitalization stocks, the fourth in the past 80 years, though, based on relevant history, such outperformance may indeed experience some interruptions.

    Donald Smith: At the end of February 2005, our portion of the Fund was attractively valued at 105% of book value versus 187% for the Russell Index. With large holdings in economically sensitive companies, such as airlines, hotels, technology and retailers, our portion of the Fund should benefit from continued economic growth. The less cyclical utility, insurance, building and health care holdings serve as a counter-balance to those cyclical industries. The top four holdings in our portion of the Fund in terms of percentage of portfolio assets invested -- Royal Group Technologies, Dillard's, Genesis HealthCare and MI Developments -- all have undervalued real estate that has not yet been fully appreciated by the market. These strong asset underpinnings could prove attractive, in our view, to potential acquirers.

    Franklin Portfolio: As has been our approach, we continue to position our portion of the Fund to emphasize stocks with the characteristics that we have identified as leading to long-term outperformance in the small-cap value equity universe. We focus on stocks with inexpensive valuations relative to their peers as well as to their own history and that have identifiable business or market momentum so that their potential may be realized. We perform this analysis within industry and sector, while carefully seeking to maintain sector and industry exposures within the portfolio similar to those in the Russell Index. As stocks within our portion of the Fund no longer have these desired characteristics, we replace them with stocks that meet our criteria.

    Goldman Sachs: We believe our approach to stock selection can be quite effective in a market environment that favors the delivery of profits over hype. We intend to continue to emphasize in-depth fundamental research as well as our disciplined, reality-based approach to valuation, which uses industry-specific, cash flow-oriented valuation metrics, in order to assess potential investments within each industry group.

    Royce: Our view ahead remains cautious. We believe that the dynamic fourth quarter of 2004 may have set the stage for large-cap stocks to emerge as a market leader in 2005. The fact that large-cap stocks outperformed small-cap stocks in the low- to negative-return period between April and mid-August 2004 may be a telling sign, in our opinion, because where investors turn in tough times tends to be revealing. At the same time, however, we do not anticipate the kind of asset class dominance that marked the mid- to late-90s or the beginning of the current decade. We still think that the stock market will likely be characterized by frequent leadership rotation and narrower spreads between asset class returns.

    As always, we continue to look for what we believe is good value on a stock by stock basis. It would not surprise us to see a correction of as much as 15% in 2005 for stocks as a whole, and we would expect small-cap stocks to underperform. To our way of thinking, this would not be the worst thing that could happen. Finding what we think is outstanding value was much more difficult in 2004 than in previous years. Although the market saw continual ups and downs, the descents were generally not severe enough to create widespread purchasing opportunities or the type of deep discounts that we like to see in stock prices. Our goals would be to take advantage of falling prices by adding to existing positions and initiating new ones in businesses that we find attractive. A downturn would thus represent a fine opportunity to reposition our portion of the Fund.

--------------------------------------------------------------------------------
39   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - S&P 500 Index Fund

Below, Portfolio Manager David Factor discusses the Fund's results and positioning for the semiannual period ended Feb. 28, 2005.

Q: How did AXP VP - S&P 500 Index Fund perform for the six-month period ended Feb. 28, 2005?

A: AXP VP - S&P 500 Index Fund rose 9.70% for the semiannual period ended Feb. 28, 2005. This was less than the Fund's benchmark, the unmanaged S&P 500 Index, which advanced 9.99% during the same period. The Lipper S&P 500 Funds Index, representing the Fund's peer group, returned 9.87% over the same time frame.

Q:  What market factors most significantly affected Fund performance?

A: Since August 2004, corporate earnings have slowed and interest rates have risen. The Federal Reserve Board (the Fed) raised the short-term interest rate target several times to 2.50% at Feb. 28, 2005. The overall stock market and the Fund provided higher returns during this period as oil prices began to retreat, consumer confidence remained relatively high and investors generally agreed that the Fed's measured pace of rate increases would help keep inflation in check without derailing U.S. economic growth. Stock prices rose by relatively higher amounts for S&P 500 Index companies that delivered sustainable earnings growth and had less leverage on their balance sheets.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - S&P 500 Index Fund       +9.70%
S&P 500 Index(1) (unmanaged)      +9.99%
Lipper S&P 500 Funds Index(2)     +9.87%

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper S&P 500 Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

Q: Which equity sectors and securities affected the S&P 500 Index's performance most during the six-month period?

A: Energy and utility companies had the best sector returns during the semiannual period. Technology and health care sectors including the pharmaceuticals and biotechnology industries were the worst performers. Each sector and stock in the S&P 500 Index was represented in the Fund at a weighting that approximated that of the Index.

    Among the large positive contributors to the S&P 500 Index's return and the Fund's return for the period included Exxon Mobil, General Electric, Johnson & Johnson and Bank of America. Apple Computer also outperformed significantly during the period, however the computer company's weighting in the S&P 500 Index and the Fund was relatively small.

    Performance laggards for the S&P 500 Index and the Fund during the period included two pharmaceutical companies, Pfizer and Merck. Both companies faced product recalls for key drugs on the market during the last quarter of the calendar year. Information technology lagged other sectors, largely due to the poor performance of hardware companies. Cisco Systems and Intel were also detractors to S&P 500 Index and Fund results.

Q:  What changes were made to the Fund?

A: The Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and we attempt to replicate the Index's performance. Standard & Poor's rebalances the S&P 500 Index each quarter, and we align the Fund's portfolio on that timetable as well.

    Changes that Standard & Poor's made to the S&P 500 Index during the semiannual period we also made within the Fund. A large amount of the additions came from companies that grew in capitalization beyond the S&P MidCap 400 Index, an unmanaged group of medium-sized company stocks. Companies that were added to the S&P 500 Index included XTO Energy, handbag retailer Coach Inc. and E*TRADE Financial. Deletions to the Index were Winn-Dixie, a southeastern supermarket chain; Tupperware, the kitchen storage products company, and Deluxe Corp., a printer of checks.

--------------------------------------------------------------------------------
40   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 Index Fund

Q:  How are you positioning the Fund for the months ahead?

A: One notable change likely to occur this year that may affect the Fund is that Standard & Poor's is expected to reconfigure the Index to reflect a "full float" of actively traded shares. Historically, the S&P 500 has been a market cap weighted index, meaning that index composition is weighted according to the prices and number of total outstanding shares of its component stocks. Standard & Poor's plans to reconfigure the S&P 500 Index to reflect the elimination of shares not actively traded, such as certain shares held by company insiders. This Index change is not expected to result in significant turnover for the Fund's portfolio.

    From an economic standpoint, conditions look favorable for equities. Overall, current market conditions indicate that the U.S. economic expansion is continuing at a relatively solid pace. This ongoing expansion combined with reasonable stock valuations bodes well for potential modest gains across most equity sectors, in our view.

    Historically, market leadership turns somewhat defensive in response to a rising rate environment, which is likely to continue throughout 2005. This means investors may favor sectors in which demand may be less affected by a tightening cycle, such as health care and consumer staples.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +9.70%
 1 year                                                 +6.41%
 3 years                                                +4.12%
 Since inception (5/1/00)                               -3.07%

 at March 31, 2005

 6 months*                                              +6.60%
 1 year                                                 +6.13%
 3 years                                                +2.25%
 Since inception (5/1/00)                               -3.38%

 * Not annualized.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Financials 19.8%
Information technology 14.6%
Consumer discretionary 13.9%
Health care 12.2%
Industrials 10.6%
Consumer staples 8.5%
Energy 8.3%
Materials 3.4%
Utilities 3.2%
Telecommunication services 2.7%
Short-term securities 2.5%
Telecommunications 0.3%

THE TEN LARGEST HOLDINGS
                                 Percent                Value
                          (of portfolio assets)   (at Feb. 28, 2005)

 Exxon Mobil                      3.5%                $12,205,407

 General Electric                 3.2                  11,121,123

 Microsoft                        2.4                   8,174,283

 Citigroup                        2.2                   7,400,942

 Wal-Mart Stores                  1.9                   6,531,400

 Pfizer                           1.7                   5,916,776

 Johnson & Johnson                1.7                   5,814,456

 Bank of America                  1.6                   5,630,841

 American Intl Group              1.5                   5,199,378

 Intl Business Machines           1.3                   4,605,669

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 21.0% of portfolio assets

--------------------------------------------------------------------------------
41   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Short Duration U.S. Government Fund

Below, AXP VP - Short Duration U.S. Government Fund's portfolio manager, Scott Kirby, discusses the Fund's positioning and results for the first half of fiscal year 2005.

Q: How did AXP VP - Short Duration U.S. Government Fund perform for the first half of the fiscal year?

A: AXP VP - Short Duration U.S. Government Fund gained 0.06% for the six months ended Feb. 28, 2005. The Fund outperformed the Lehman Brothers 1-3 Year Government Index (Lehman Index), which returned -0.25%. The Lipper Short U.S. Government Funds Index, representing the Fund's peer group, advanced 0.16% over the same time frame.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Short Duration U.S. Government Fund                  +0.06%
Lehman Brothers 1-3 Year Government Index(1) (unmanaged)      -0.25%
Lipper Short U.S. Government Funds Index(2)                   +0.16%

(1) The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included.

(2) The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

Q:  What factors most significantly affected Fund performance?

A: We generated a positive return due to the Fund's effective yield curve and duration positioning and sector allocation, despite a negative short-term interest rate environment. As the Federal Reserve Board (the
    Fed) hiked interest rates four times during the semiannual period, bringing the targeted federal funds rate to 2.50%, the U.S. yield curve flattened dramatically. Indeed, the two-year Treasury yield rose 120 basis points over the six months to a level of 3.59%. The five-year and 10-year Treasury yields rose just 70 basis points and 26 basis points to levels of 4.01% and 4.38%, respectively. The 30-year Treasury actually declined 21 basis points to a level of 4.72%. We had positioned the portfolio early in the reporting period for just such a bearish yield curve flattening scenario, whereby rates moved up overall and short-term rates increased most. Thus, the Fund outperformed the Lehman Index even with this significant increase in short-term yields.

    The Fund's duration was kept shorter than the Lehman Index. Agencies, asset-backed securities and mortgage-backed securities -- outperformed U.S. Treasuries for the six months. As the Fund had greater exposure to these sectors compared to the Lehman Index, such allocation further boosted its relative results. Mortgages, where the Fund had its greatest allocation, performed particularly well, supported by a conducive technical environment. The Fund's focus within the mortgage sector on higher coupon bonds also contributed positively to performance. The Fund's position in AAA-rated commercial mortgage-backed securities
    (CMBS) contributed positively to the Fund's results as well, as the CMBS market was able to successfully absorb a large number of newly issued bonds.

    The Fund modestly lagged its Lipper group due to its comparatively defensive positioning, generally maintaining a more conservative risk profile than many of its peers.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: Over the semiannual period, we incrementally enhanced the Fund's risk profile, making it even more conservative in anticipation of yield spread widening over the coming months. We removed some of the Fund's yield curve flattening bias and began to trim the Fund's short duration. As the spread sectors have performed well for some time and valuations appeared full, we also shifted our focus within these sectors to securities with shorter-term maturities. Toward the end of the period, we decreased the Fund's allocation to mortgages, taking profits from several securities that had performed well. We redeployed those assets

--------------------------------------------------------------------------------
42   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund

    primarily into U.S. Treasuries. Still, we maintained a significant position in mortgages, continuing to focus on higher coupons and more seasoned bonds, as we expect these securities to outperform in a rising rate environment. We also continued to hold those pools of mortgages with historically lower-than-average prepayment risks, which we have owned for some time now. Not only do these pools continue to offer attractive yields, but also, as they age, are transitioning well into the benefits of seasoning that the market is increasingly favoring. We also sold some of the Fund's positions in collateralized mortgaged obligations and focused on holding those that we believe will perform better as rates rise. Collateralized mortgage obligations are attractively structured mortgage-backed securities in that they separate mortgage pools into short-, medium- and long-term cash flows. Throughout, we adjusted yield curve positioning and portfolio duration as market conditions changed.

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the U.S. economic recovery will continue and interest rates will move still higher. Despite the Fed's February 2005 comments that underlying inflation appears to be relatively low, we believe there may be cause for it to increase interest rates more vigorously than the market currently anticipates.

    Based on this view, we intend to maintain the Fund's duration shorter than the Lehman Index for the near term. We are respectful of what we see as a positive overall fundamental and technical environment for the spread sectors generally, but intend to continue reducing the maturity of the securities the Fund holds within each sector. At the same time, while we believe that valuations of mortgage-backed securities are currently stretched, leading us to position the Fund defensively within the sector.

    We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As always, quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

U.S. government obligations & agencies 48.2%
Mortgage-backed securities 42.2%
Short-term securities 4.8%
CMBS/ABS* 3.8%
Corporate bonds** 1.0%

 *Commercial mortgage-backed securities/Asset-backed securities.

**Includes 1.0% Financials.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                              +0.06%
 1 year                                                 +0.03%
 3 years                                                +2.35%
 5 years                                                +4.42%
 Since inception (9/15/99)                              +4.22%

 at March 31, 2005

 6 months*                                              -0.03%
 1 year                                                 -0.30%
 3 years                                                +2.51%
 5 years                                                +4.32%
 Since inception (9/15/99)                              +4.14%

 * Not annualized.

--------------------------------------------------------------------------------
43   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Small Cap Advantage Fund

Performance Summary
AXP VP - Small Cap Advantage Fund rose 19.54% for the six-month period ended Feb. 28, 2005, outperforming the Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, which advanced 16.24% during the same time frame. The Fund's benchmark, the Russell 2000(R) Index (Russell Index), rose 16.40% for the period.

The Fund is co-managed by two investment teams, Jake Hurwitz and Kent Kelley of Kenwood Capital Management and Dimitris Bertsimas and Jonathan Calvert with American Express Financial Corp.'s Cambridge investment office. Each team employs a separate and distinct small company equity selection process. Hurwitz and Kelly have been portfolio managers since the Fund's inception in 1999.

Overall, the fiscal period was a favorable one for small-cap investors, with all segments of the small-cap market advancing, and small-cap stocks significantly outperforming large-cap stocks. Stocks surged in the first three weeks of November, when investors breathed a sigh of relief over the relatively orderly resolution of the presidential election and a retreat in oil prices from all-time highs. After losing some of those gains in January, stocks recovered in February to end the period on a positive note.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Small Cap Advantage Fund       +19.54%
Russell 2000(R) Index(1) (unmanaged)    +16.40%
Lipper Small-Cap Core Funds Index(2)    +16.24%

(1) The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

Q:  What factors most significantly affected the Fund's performance?

    Hurwitz and Kelley: The semiannual period was marked by a broad-based rally in the fourth quarter of the calendar year, which had all sectors in the Fund's benchmark, the Russell Index, gaining ground. Many sectors that underperformed earlier in the year enjoyed a strong rebound. Market sectors that benefit from rising commodity prices, such as energy and basic materials, led the market during the fiscal period. However, the market's advance extended beyond these commodity-related sectors, with small-cap stocks in the capital goods, consumer cyclicals, transportation and utilities sectors also posting double-digit returns.

    Consistent with our "bottom-up" focus, stock selection was the most important factor affecting the Fund's return in the portion of the Fund that we manage. The Fund's best performance occurred in the consumer cyclicals sector. In particular, holdings in retailers such as American Eagle Outfitters, bebe stores, Finish Line and Central Garden & Pet contributed positively to the Fund's return.

    The Fund also benefited from favorable stock selection in a number of other sectors. In the consumer staples sector, convenience store retailers Pantry and 7-Eleven boosted performance for the Fund. In finance, stock selection in the regional banks group and consumer finance, including CompuCredit and AmeriCredit, contributed positively to the Fund's performance. Security selection was also positive in the health care sector, where holdings in health maintenance organizations, hospitals and medical devices performed particularly well during the period.

    Stock selection in the capital goods sector detracted from the Fund's performance. This was driven mainly by poor performance of the Fund's holdings in electrical equipment and engineering and construction.

    In addition to stock selection, our risk management practices were also critical. Lower-priced stocks and shares of companies with lower market capitalizations tended to outperform in most sectors during the fourth quarter rally. As a result, our policy of maintaining a neutral position relative to the Russell Index, with respect to these stock characteristics, was particularly important. Likewise, keeping sector weights aligned with the Russell Index helped the Fund's performance when an abrupt shift of sector performance played out in the fall of 2004.

--------------------------------------------------------------------------------
44   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Small Cap Advantage Fund

    Bertsimas and Calvert: The momentum model used in our quantitative investment approach underperformed for the first half of the semiannual period; however, the momentum model has come back strongly in the latter months. Our positioning in energy and materials stocks, such as Joy Global, contributed positively to performance. Our value model did slightly better than the Russell Index while our quality adjusted value model underperformed. The Fund has benefited significantly from low exposure to information technology stocks which are out of favor with these models.

    One of the Fund's large technology holdings, Websense, contributed positively to performance during the period. In construction materials, USG Corp. and home builder Beazer Homes performed well and contributed to the Fund positively. On the negative side, telecommunications supplier Ditech Communications issued a profit warning, which caused the stock price to drop and hurt performance for the Fund. The stock price of JAKKS Pacific, a toy maker, fell significantly after a lawsuit was filed against the company by one of its vendors.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                             +19.54%
 1 year                                                +11.37%
 3 years                                               +14.40%
 5 years                                                +5.00%
 Since inception (9/15/99)                              +8.90%

 at March 31, 2005

 6 months*                                              +9.15%
 1 year                                                 +6.95%
 3 years                                               +10.06%
 5 years                                                +4.69%
 Since inception (9/15/99)                              +8.08%

 * Not annualized.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Information technology 18.6%
Financials 18.0%
Consumer discretionary 16.1%
Health care 11.3%
Industrials 11.3%
Materials 8.2%
Energy 5.1%
Utilities 4.5%
Consumer staples 3.2%
Short-term securities 2.6%
Telecommunications 0.6%
Telecommunication services 0.5%

 THE TEN LARGEST HOLDINGS
                                      Percent                Value
                               (of portfolio assets)   (at Feb. 28, 2005)

 Tesoro                                 0.7%               $1,549,619

 R-G Financial Cl B                     0.6                 1,518,320

 Energen                                0.6                 1,321,347

 Southwestern Energy                    0.6                 1,309,609

 Carpenter Technology                   0.6                 1,303,915

 Joy Global                             0.6                 1,303,119

 Haemonetics                            0.6                 1,290,028

 Immucor                                0.5                 1,241,194

 Delphi Financial Group Cl A            0.5                 1,239,011

 Cal Dive Intl                          0.5                 1,189,319

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 5.8% of portfolio assets

--------------------------------------------------------------------------------
45   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Q:  How would you describe the Fund's investment approach?

    Hurwitz and Kelley: Our goal is to find attractive small-cap growth and value holdings by using quantitative and qualitative analysis. We identify the best investment opportunities in all sectors of the small-cap market. Our approach favors companies with superior cash flow generation and attractive relative valuations. We invest in all sectors of the small-cap market and avoid "top-down" bets. Rather, we invest in all of the market sectors with roughly the same weightings as the Fund's Russell Index. We believe that using a balanced strategy that is focused on valuation, earnings and price-related variables will produce consistent and attractive risk-adjusted returns for the Fund's investors over the long term.

    Bertsimas and Calvert: We manage the Fund using a quantitative approach designed to achieve maximum diversification across growth and value styles by using three stock selection techniques:

    o A momentum model. This investment model is based on the pattern of stock returns observed over history and singles out groups of companies that appear to have improving prospects.

    o A value model. This investment model uses proprietary estimates of future corporate earnings and buys stocks that appear undervalued based on historical price/earnings (P/E) ratios.

    o A quality based model. This investment model attempts to predict returns of stocks based on valuation measures adjusted for quality based on parameters such as high earnings, low volatility of earnings and low debt over an appropriate historical period.

Q: What is your outlook and how do you intend to manage the Fund in the coming months?

    Hurwitz and Kelley: We remain positive in our outlook for small-cap stocks in 2005, assuming that the economic trends that we saw in 2004 remain largely intact, namely solid gross domestic product growth, low inflation, low bond yields and high productivity. Our small-cap strategy remains focused on individual stock selection based on our quantitative appraisal discipline. Consistent with our strategy, we maintain a risk-neutral position relative to the Russell Index in terms of characteristics such as sector weightings, market capitalization and share price.

    Bertsimas and Calvert: In relation to the Russell Index, we focus on identifying higher quality stocks and attempt to minimize our exposure to lower quality stocks. We believe that this is a good long-term strategy for the Fund. We think 2005 has been a rough year for smaller cap stocks so far, and the Fund's focus on higher quality stocks has significantly helped performance. For our portion of the Fund, we are going to maintain our current model weightings, 40% momentum, 30% value and 30% quality. We expect that not all the models will perform well all the time, but because of style diversification, if something does not work very well, it will be compensated by the others.

--------------------------------------------------------------------------------
46   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Strategy Aggressive Fund

Below, Portfolio Manager Paul Rokosz discusses the Fund's positioning and results for the first half of fiscal year 2005.

Q: How did the AXP VP - Strategy Aggressive Fund perform for the six months ended Feb. 28, 2005?

A: AXP VP - Strategy Aggressive Fund advanced 15.36% for the six months ended Feb. 28, 2005. The Fund's peer group as represented by the Lipper Mid-Cap Growth Funds Index, gained 16.30%, while the Fund's benchmark, the broad-based Russell MidCap(R) Growth Index (Russell Index), rose 17.94% during the period.

Q:  What factors most significantly affected performance?

A: After a difficult September, the backdrop of the market improved and was quite strong in the final months of 2004. The rally stalled in January, but the market's advance resumed in February. Although the Fund participated in the powerful results of the past six months, its return fell short of the Russell Index due to underperformance that occurred in October when several holdings in the Fund reported weaker-than-expected third quarter earnings.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Strategy Aggressive Fund               +15.36%
Russell MidCap(R) Growth Index(1) (unmanaged)   +17.94%
Lipper Mid-Cap Growth Index(2)                  +16.30%

(1) Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

    Stock election in the energy and health care sectors added to relative return. A larger-than-Russell Index position in technology was also advantageous for most of the period, although stock selection in this area was weak. Technology was one of the leading beneficiaries of the late 2004 rally. Our weighting in energy was also beneficial as the sector continued to benefit from higher energy prices.

    On the negative side, holding too few financial stocks detracted from relative performance. The financial sector was surprisingly strong during the period, despite the potentially unfavorable environment created by the Federal Reserve Board's ongoing policy of short-term interest rate increases

    Among the individual contributors to relative performance were technology stock Network Appliance, coffee chain Starbucks, health care management company WellChoice and major trucking company JB Hunt, which has been a large holding in the Fund for some time. Network Appliance, which provides data storage solutions, benefited from strong sales and improving margins. Starbucks continues to expand aggressively and also benefited from higher sales related to seasonal promotions. A relatively new holding, technology company VeriSign also had a positive impact for much of the period. VeriSign, which provides infrastructure services to both the internet and telecommunications industries, delivered strong earnings that beat analyst expectations.

    Detractors during the period included computer stocks Zebra Technologies and SanDisk, biopharmaceutical firm Gilead Sciences, oil services stock BJ Services and Iron Mountain, a document management company. Zebra Technologies, a manufacturer of bar code printers, retreated after the stock became a little too pricey due to hype about radio frequency identification. Although the stock may have gotten ahead of itself, we still think the new radio frequency technology could be a promising business over the next few years. SanDisk provides flash memory that is used instead of hard drives for computers. The company was affected by concern over increasing competition, particularly from Asian companies. We originally bought the stock anticipating some developments that were just coming to fruition in the fourth quarter of 2004. Although the stock has been volatile, we believe our reasons for owning it remain sound.

--------------------------------------------------------------------------------
47   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Strategy Aggressive Fund

    BJ's Services is an energy services stock that suffered along with its peers when oil prices came off a seasonal high. We had eliminated our holdings of similar companies, so stock selection in the energy sector overall was favorable despite this position. Gilead Sciences, a maker of AIDS drugs, actually seemed to suffer not from any negative news, but from a bit of news lull. Near the beginning of our six-month period, the stock had advanced on news of its combination AIDS therapy and then gave back a bit of those gains. However, the company is showing quite substantial top-line growth, with meaningful growth in its core drugs.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Over the course of the period, the combined weighting of the Fund's industrials and materials holdings modestly increased, partly due to market action, partly due to some small additions we made.

    We brought the Fund's energy weighting down a little, so the overweight relative to the benchmark is not quite as significant as it had been. We also moved technology from a larger-than-Russell Index position closer to a market weight position. We sold some technology holdings as opportunities were presented. For example, we sold our holdings of semi-conductor stock Altera, while keeping its competitor Xilinx, which has been winning back market

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                             +15.36%
 1 year                                                 +6.51%
 3 years                                                +2.22%
 5 years                                               -16.75%
 10 years                                               +4.17%
 Since inception (1/13/92)                              +4.52%

 at March 31, 2005

 6 months*                                              +8.32%
 1 year                                                 +5.01%
 3 years                                                -1.25%
 5 years                                               -15.56%
 10 years                                               +3.59%
 Since inception (1/13/92)                              +4.33%

 * Not annualized.

SECTOR COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

Health care 22.9%
Information technology 22.7%
Industrials 16.5%
Energy 10.9%
Consumer discretionary 9.8%
Financials 6.7%
Materials 4.9%
Short-term securities* 3.8%
Consumer staples 1.5%
Other 0.3%

*Of the 3.8%, 1.4% is due to security lending activity and 2.4% is the Fund's cash equivalent position.

 THE TEN LARGEST HOLDINGS
                                    Percent                Value
                             (of portfolio assets)   (at Feb. 28, 2005)

 JB Hunt Transport Services          2.9%               $22,580,415

 Network Appliance                   2.7                 21,358,117

 XTO Energy                          2.6                 20,638,768

 CR Bard                             2.6                 20,634,950

 Caremark Rx                         2.3                 18,527,520

 Marvell Technology Group            2.1                 16,578,929

 Starbucks                           2.1                 16,320,150

 Gilead Sciences                     1.9                 15,405,845

 Corporate Executive Board           1.9                 15,224,670

 Manpower                            1.9                 14,779,340

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[pie chart]

The 10 holdings listed here
make up 23.0% of portfolio assets

--------------------------------------------------------------------------------
48   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Strategy Aggressive Fund

    share from Altera. We eliminated another semi-conductor position Maxim Integrated Products. We also eliminated Fiserv, a provider of back office processing software for smaller banks and savings and loans. The company's growth hasn't been what it was in the past, so we took advantage of the stock's strong performance in the fourth quarter of 2004 to close out our position.

    We also made some changes due to companies being bought out. When Wellpoint merged with Anthem, the market capitalization of the combined company was over $30 billion, making it too large for a mid-cap oriented fund. Wellpoint had been an effective holding for the Fund for a number of years.

    We added a few new positions during the period as well. These include UTI Worldwide, a logistics company, and Beckman Coulter, a health care company specializing in laboratory instruments and supplies.

    To summarize the current sector positioning, the Fund has lower-than-Russell Index positions in consumer stocks and financials, with larger-than-Russell Index positions in energy, health care and industrials. Technology is about market-weight.

Q:  How do you intend to manage the Fund in the coming months?

A: The consensus seems to be that there is little concern about inflation. However, as we have talked to companies across the economy, a wide range of them -- booksellers, coffee companies, staffing firms and raw material companies -- told us that price increases are sticking. This suggests to us that inflation concerns may be an issue in 2005. In light of this possibility, we think it is prudent to guard against the impact of an inflation scare, whether or not inflation actually materializes.

    With that in mind, among materials and industrials stocks, we have focused on companies that are likely to experience an unusually sustained period of growth or benefit from accelerating growth. One example of this is the trucking and logistics industry, which has been delivering dramatic earnings, beating estimates and showing significant topline growth.

    Our strategy is to build the portfolio stock-by-stock, so our economic and market outlooks are not a primary driver of the Fund's positioning. However, at the margin, large-caps may begin to perform better than small-caps, given the run that smaller stocks have had and the current valuations. A similar question revolves around higher and lower quality companies, since lower quality, higher risk stocks led the market for much of 2004. Regardless of whether the market appears likely to favor higher or lower quality stocks, we continue to build the core of the Fund's portfolio with high-quality growth companies -- companies with high returns on capital, high profitability, and significant but sustainable growth rates. We then look to the smaller, opportunistic portion of the portfolio to participate in more unique growth stories that may be realized over a three- to nine-month time frame.

--------------------------------------------------------------------------------
49   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Threadneedle Emerging Markets Fund

Below, Portfolio Manager Julian Thompson discusses results and positioning for AXP VP - Threadneedle Emerging Markets Fund for the semiannual period ended Feb. 28, 2005.

Q: How did the AXP VP - Threadneedle Emerging Markets Fund perform for the six-month period ended Feb. 28, 2005?

A: AXP VP - Threadneedle Emerging Markets Fund gained 33.56% for the six-month period underperforming the Fund's benchmark, the MSCI Emerging Markets Index, which advanced 35.36% during the same time frame. Representing the Fund's peer group, the Lipper Emerging Markets Funds Index returned 35.02% during the period.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Threadneedle Emerging Markets Fund     +33.56%
MSCI Emerging Markets Index(1) (unmanaged)      +35.36%
Lipper Emerging Markets Funds Index(2)          +35.02%

(1) The MSCI Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

Q:  What factors most significantly affected the Fund's performance?

A: The Fund's regional allocation was mostly positive with Eastern Europe, the Middle East and Africa (EMEA) and Latin America as the strongest performing regions during the six-month period. The Fund had large exposure in these areas and less exposure in Asia, which did not perform as well. Country allocation was not as positive as the Fund had little exposure in Korea, which was one of the best performing Asian markets. A large position in Russia was also a drag on performance, as the Russian market did not rise as significantly as Korea's market.

    At the sector level, the Fund was overweight in financials, which was the best performing sector during the period. However, the Fund's low exposure in energy was a detractor to overall performance. Several individual stock positions made a significant contribution to returns, notably holdings in Orascom Telecom, a wireless telecommunications operator in North Africa and the Middle East, and also IRSA, a property developer in Argentina. In addition, the Fund's holding in Cia Vale do Rio Doce, an iron ore producer in Brazil, significantly enhanced returns. The main detractor to performance was the Fund's relatively high cash levels during the period due to a high level of inflows.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: The Fund decreased its exposure to Asian markets during the period, while increasing its holdings in Latin America and EMEA. In particular, the Fund increased its exposure to Brazil in Latin America, as well as taking a position in Argentina. In EMEA, the Fund added to positions in Hungary with the purchase of OTP, the largest mortgage bank in Hungary. The Fund sold its position in Hansabank, Estonia's largest bank, following price appreciation.

    Within Asia, the Fund maintained very low exposure to China, one of the worst performing markets in the Asian region, and reduced exposure to South Korea. The South Korean economy has been struggling to recover following excessive expansion of consumer credit in 2003, and we decided to reduce exposure in September 2004 after a visit to the country.

--------------------------------------------------------------------------------
50   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Threadneedle Emerging Markets Fund

    In terms of sectors, the Fund significantly increased exposure to the materials sector during the period as it became clear that commodity prices would remain firm in the face of strong demand from China. We also added to the energy sector for the same reason. At the same time, exposure to the financials sector was reduced. Financials have performed very well in emerging markets as domestic economies have enjoyed booming conditions, supported by falling domestic interest rates and strong currencies against a weak dollar. We now feel that the sector is fully valued in most areas and have reduced exposure. The Fund remains with a large exposure in consumer staples and consumer discretionary stocks.

Q: What is your outlook and how do you intend to manage the Fund in the coming months?

A: We remain positive on the outlook for emerging markets. The asset class is enjoying favorable macroeconomic conditions as a weak dollar keeps emerging currencies relatively strong and allows domestic interest rates to fall. This promotes credit expansion, and hence, consumption growth. At the same time, emerging economies have been running a healthy balance of payments surplus, allowing debt to fall and risk perceptions to improve. We expect the conditions for earnings growth in emerging markets to remain favorable. In addition, we expect to reduce exposure to Latin America and EMEA in favor of Asia, largely based on the grounds of relative valuation. In terms of sectors, we expect to further reduce exposure to financials, particularly outside of Asia, and increase exposure to domestic sectors within Asia.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                             +33.56%
 1 year                                                +22.99%
 3 years                                               +19.14%
 Since inception (5/1/00)                               +5.58%

 at March 31, 2005

 6 months*                                             +18.60%
 1 year                                                +12.26%
 3 years                                               +14.42%
 Since inception (5/1/00)                               +3.97%

 * Not annualized.

COUNTRY COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

South Korea 16.1%
Taiwan 11.7%
Brazil 11.5%
South Africa 9.7%
Mexico 9.1%
Russia 8.0%
Israel 4.7%
India 4.2%
United States 3.7%
China 3.1%
Hungary 2.9%
Thailand 2.5%
Malaysia 2.3%
Hong Kong 2.1%
Indonesia 1.2%
Turkey 1.1%
United Kingdom 1.1%
Chile 1.0%
Netherlands 1.0%
Other* 3.0%

 * Includes Argentina, Peru, Philippine Islands, and Poland.

 THE TEN LARGEST HOLDINGS
                                              Percent                Value
                                       (of portfolio assets)  (at Feb. 28, 2005)

 Samsung Electronics (South Korea)             5.8%                $5,728,207

 Petroleo Brasileiro ADR (Brazil)              4.4                  4,355,443

 Mobile Telesystems ADR (Russia)               3.7                  3,654,003

 Cia Vale do Rio Doce ADR (Brazil)             3.7                  3,645,735

 Kookmin Bank (South Korea)                    2.8                  2,729,423

 Taiwan Semiconductor Mfg (Taiwan)             2.8                  2,726,012

 POSCO (South Korea)                           2.7                  2,608,691

 America Movil ADR Series L (Mexico)           2.3                  2,255,195

 LUKOIL ADR (Russia)                           2.1                  2,105,194

 Chinatrust Financial Holding (Taiwan)         2.0                  2,000,556

 Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

 For further detail about these holdings, please refer to the section entitled "Investments in Securities."

 [pie chart]

 The 10 holdings listed here
 make up 32.3% of portfolio assets

--------------------------------------------------------------------------------
51   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Threadneedle International Fund

Below, AXP VP - Threadneedle International Fund's portfolio management team discuss the Fund's positioning and results for the first half of fiscal year 2005.

Q: How did AXP VP - Threadneedle International Fund perform for the six months ended Feb. 28, 2005?

A: AXP VP - Threadneedle International Fund gained 19.61% for the six months ended Feb. 28, 2005. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, which advanced 21.28% for the period. The Fund also underperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which rose 20.47%, over the same time frame.

                           PERFORMANCE COMPARISON
                For the six-month period ended Feb. 28, 2005

                                 [bar chart]

AXP VP - Threadneedle International Fund             +19.61%
MSCI EAFE Index(1) (unmanaged)                       +21.28%
Lipper International Large-Cap Core Funds Index(2)   +20.47%

(1) The MSCI EAFE, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Large-Cap Core Funds Index includes the 10 largest international large-cap core funds tracked by Lipper, Inc. The index's returns include net reinvested dividends.

Past performance is no guarantee of future results.

Q:  What factors most significantly affected performance?

A: The Fund's sector allocation and stock selection produced mixed results. Geographical allocation had a rather neutral effect on the Fund's semiannual results.

    Within Europe, the Fund's sizable exposure to automobile stocks detracted most from its six-month performance. The strength of the euro against the U.S. dollar was especially difficult for the European auto industry. Unfortunately, this negative outweighed the positive effects of the Fund's significant position in oil stocks and modest position in pharmaceutical stocks. Oil stocks benefited from persistently high oil prices. Indeed, oil prices peaked in October at $55 per barrel, declined to below $45 per barrel in December, but subsequently increased to more than $51 per barrel at the end of February amid concerns about continuing cold weather in the U.S. and the possibility that OPEC would cut production in March. Fund holdings Lukoil (Russia) and BP (U.K.) performed particularly well. We sold the Fund's position in Lukoil during the period, taking profits. The one major exception in this sector was Cairn Energy, a small U.K. oil exploration company, which disappointed. Cairn Energy's stock had performed well earlier in 2004, but in November announced that one of the oil fields it was exploring in India had been downgraded in size. Also announced was the fact that Cairn Energy had no new finds to report. We sold the Fund's position in this stock upon the announcement.

    The pharmaceutical sector suffered during the period from several successful drugs going off patent and several other popular drugs being taken off the market. Thus, for example, the Fund's relatively small position in AstraZeneca, the major U.K. pharmaceutical company, proved prudent. The Fund's modest exposure to major food manufacturers also helped relative results, as this industry lagged during the period based primarily on disappointing earnings. In other sectors, Anglo Irish Bank, a mid-sized specialist bank, performed particularly well.

    Within the emerging markets, the Fund's sizable exposure to poorly performing property stocks in Hong Kong detracted from performance most. On the other hand, the Fund's significant positions in the mining and mobile telecommunications industries of Latin America and the Far East were positive contributors to performance. For example, resource companies Cia Vale do Rio Doce (Brazil) and BHP Billiton (Australia) both benefited from strong commodity prices. America Movil (Mexico) was another strong performer.

--------------------------------------------------------------------------------
52   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Threadneedle International Fund

    Hurting the Fund's relative performance in Japan was a modest position in small-cap stocks, which outperformed their larger-cap brethren over the six months. Conversely, the biggest contributors to Fund performance in Japan were its asset plays and financial holdings, which we added to during the period, as the rate of deflation declined in that nation.

Q:  What changes did you make to the Fund?

A: In Europe, we reduced the Fund's position in the automobile industry. For example, we sold BMW, the German manufacturer of luxury automobiles, as it was not meeting our expectations. We reduced a position in Continental, the German manufacturer of automobile equipment, such as tires and specialized auto components. With the profits, we added to several growth-oriented companies. We believe that growth companies may do well as a preferred investment style over the coming months and that several of these companies with demonstrated growth trends will likely be re-rated by the market. Among others, we either established or increased positions in U.K. cruise line Carnival, French health care services firm Essilor International and U.K. publisher Reed Elsevier.

 AVERAGE ANNUAL TOTAL RETURNS
 at Feb. 28, 2005

 6 months*                                             +19.61%
 1 year                                                +14.05%
 3 years                                                +9.48%
 5 years                                                -6.90%
 10 years                                               +4.17%
 Since inception (1/13/92)                              +4.66%

 at March 31, 2005

 6 months*                                             +12.08%
 1 year                                                +10.58%
 3 years                                                +6.57%
 5 years                                                -7.74%
 10 years                                               +3.37%
 Since inception (1/13/92)                              +4.37%

 * Not annualized.

COUNTRY COMPOSITION
Percentage of portfolio assets at Feb. 28, 2005

[pie chart]

United Kingdom 26.4%
Japan 18.7%
Switzerland 6.7%
France 6.1%
Germany 5.8%
Italy 5.8%
Spain 3.5%
Netherlands 3.1%
United States* 2.5%
Ireland 2.4%
Hong Kong 2.3%
South Korea 2.3%
Taiwan 2.1%
Belgium 2.0%
Australia 1.8%
Singapore 1.4%
Brazil 1.3%
Mexico 1.0%
Other** 4.8%

 *Of the 2.5%, 1.6% is due to security lending activity and 0.9% is the Fund's cash equivalent position.

**Includes Austria, Denmark, Finland, Hungary, Israel, Russia, South Africa,
  Sweden and Thailand.

 THE TEN LARGEST HOLDINGS
                                           Percent               Value
                                   (of portfolio assets)   (at Feb. 28, 2005)

 Vodafone Group (United Kingdom)             2.2%             $26,142,223

 Total (France)                              2.2               25,959,856

 Tesco (United Kingdom)                      2.1               25,120,812

 Eni (Italy)                                 1.8               21,762,541

 UBS (Switzerland)                           1.6               19,880,161

 Roche Holding (Switzerland)                 1.6               19,823,264

 BP (United Kingdom)                         1.4               16,837,132

 Standard Chartered (United Kingdom)         1.4               16,706,194

 AXA (France)                                1.4               16,636,528

 Royal Bank of Scotland Group
 (United Kingdom)                            1.4               16,612,363

 Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

 For further detail about these holdings, please refer to the section entitled "Investments in Securities."

 [pie chart]

 The 10 holdings listed here
 make up 17.2% of portfolio assets

--------------------------------------------------------------------------------
53   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Threadneedle International Fund

    With a focus on companies that are expected to benefit from enhanced domestic consumption, we added to the Fund's position in banks in the emerging markets. These included ATP (Hungary), ABSA (South Africa) and Bangkok Bank (Thailand). As consumers' wealth increases, they are more likely to borrow money, thus enhancing these banks growth prospects. Based on this same domestic consumption theme, we established a position in Asian retailer Esprit during the semiannual period. In other sectors, we added Brazilian oil company Petrobras and Korean steel company Posco to the portfolio. Indeed, we added to the Fund's overall exposure to South Korea, a market that had lagged earlier in 2004 but recently began to benefit from some stabilizing of the U.S. dollar.

    We also moderately increased the Fund's allocation to Japan over the semiannual period, based on the nation's reasonable economic growth and improving corporate returns. As discussed above, we added to the Fund's position in Japanese financials, particularly banks and insurance companies, such as T&D. We also added to Japanese cyclicals, which are expected to benefit significantly from domestic economic growth within Asia overall and China in particular. We established or increased positions in machinery company THK, steel giant Nippon Steel and chemicals company Showa Denko.

Q: How is the Fund currently positioned and how do you intend to manage the Fund in the coming months?

A: We continue to buy solid, reliable companies in the growth area. We anticipate steady rather than rapid growth in the months ahead given the current environment of rising interest rates. We believe good companies with solid management, strong balance sheets and quality products should outperform.

    Over much of the semiannual period, we held firm that emerging markets held considerable promise, even with interest rates increasing in the U.S. We felt the negative reactions of the markets to rising rates in the U.S. would subside -- and they did. In our view, emerging markets and other economies in the Far East continue to offer opportunities for investors and remain less vulnerable today to rising U.S. interest rates than in past economic cycles. Many emerging market countries have stronger balance of payments than they had in the 1990s, and many corporate balance sheets are stronger than in the past as well. So, although these markets are watching Federal Reserve Board policy closely, we think the worries will lessen.

    We remain confident that the economy and the markets in Japan will continue to improve. We believe North American markets, primarily Canada, look expensive and prospects are less encouraging than in other regions. We continue to be optimistic about the backdrop for international equity markets overall in the coming months, as we expect to see healthy global economic growth continuing in 2005, albeit somewhat slower than in 2004.

--------------------------------------------------------------------------------
54   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Financial Statements

Statements of assets and liabilities

American Express Variable Portfolio Funds

                                                                                     AXP VP -       AXP VP -        AXP VP -
                                                                                      Cash           Core         Diversified
                                                                                   Management        Bond            Bond
Feb. 28, 2005 (Unaudited)                                                             Fund           Fund            Fund
Assets

Investments in securities, at value (Note 1)*
   (identified cost $686,523,376, $49,394,279 and $1,765,254,722)                 $686,523,376    $49,333,670    $1,763,027,192
Cash in bank on demand deposit                                                         115,522         45,150         3,007,300
Receivable for investment securities sold                                                   --      2,187,701        98,957,731
Dividends and accrued interest receivable                                              351,174        263,334        11,665,658
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       686,990,072     51,829,855     1,876,657,881
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities

Dividends payable to shareholders (Note 1)                                             969,860        120,963         5,341,673
Payable for investment securities purchased                                                 --      2,043,252        78,301,970
Payable for securities purchased on a forward-commitment basis (Note 1)                     --      4,098,460        37,024,887
Accrued investment management services fee                                             270,504         21,664           799,518
Accrued distribution fee                                                                66,300          4,298           165,549
Accrued administrative services fee                                                     15,912          1,719            63,433
Payable upon return of securities loaned (Note 6)                                           --             --        11,970,000
Other accrued expenses                                                                  81,059         13,129           143,021
Forward sale commitments, at value (proceeds receivable $249,688 for
   AXP VP - Core Bond Fund and $30,134,656 for AXP VP - Diversified Bond Fund)
  (Note 1)                                                                                  --        246,328        29,767,396
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    1,403,635      6,549,813       163,577,447
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                $685,586,437    $45,280,042    $1,713,080,434
===================================================================================================================================

Represented by

Capital stock -- $.01 par value (Note 1)                                          $  6,858,326    $    45,307    $    1,614,376
Additional paid-in capital                                                         678,731,183     45,199,855     1,851,630,259
Excess of distributions over net investment income                                          --        (30,887)       (2,633,903)
Accumulated net realized gain (loss) (Note 9)                                           (3,072)       102,290      (136,065,265)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)                  --        (36,523)       (1,465,033)
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock          $685,586,437    $45,280,042    $1,713,080,434
===================================================================================================================================
Shares outstanding                                                                 685,832,566      4,530,712       161,437,568
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                            $       1.00    $      9.99    $        10.61
-----------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                 $         --    $        --    $   11,655,000
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
55   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                                     AXP VP -         AXP VP -        AXP VP -
                                                                                   Diversified         Equity          Global
                                                                                  Equity Income        Select           Bond
Feb. 28, 2005 (Unaudited)                                                              Fund             Fund            Fund
Assets

Investments in securities, at value (Note 1)*
   (identified cost $1,103,755,231, $214,906,609 and $460,347,407)                $1,302,949,559    $251,336,807    $494,090,733
Cash in bank on demand deposit                                                            90,960          57,037         159,911
Foreign currency holdings for AXP VP - Global Bond Fund
   (identified cost $2,123,534) (Note 1)                                                      --              --       2,161,831
Receivable for investment securities sold                                             19,635,394       3,636,520      11,823,420
Dividends and accrued interest receivable                                              2,014,721         179,705       7,354,298
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                 --              --         126,866
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       1,324,690,634     255,210,069     515,717,059
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities

Dividends payable to shareholders (Note 1)                                             4,641,625              --       3,749,661
Payable for investment securities purchased                                           37,531,062       1,894,808      14,495,534
Payable for securities purchased on a forward-commitment basis (Note 1)                       --              --          24,875
Accrued investment management services fee                                               519,716         127,618         312,029
Accrued distribution fee                                                                 118,504          24,555          46,841
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                 --              --         575,411
Accrued administrative services fee                                                       34,194          11,763          21,569
Payable upon return of securities loaned (Note 6)                                      5,942,100              --              --
Other accrued expenses                                                                   115,109          53,107          69,464
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     48,902,310       2,111,851      19,295,384
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                $1,275,788,324    $253,098,218    $496,421,675
===================================================================================================================================

Represented by

Capital stock -- $.01 par value (Note 1)                                          $      966,452    $    224,906    $    437,656
Additional paid-in capital                                                         1,037,261,347     214,158,860     461,689,730
Undistributed (excess of distributions over) net investment income                     1,486,226        (396,364)     (8,036,538)
Accumulated net realized gain (loss) (Note 9)                                         36,879,912       2,680,618       8,774,573
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Notes 5 and 7)                                                                   199,194,387      36,430,198      33,556,254
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock          $1,275,788,324    $253,098,218    $496,421,675
===================================================================================================================================
Shares outstanding                                                                    96,645,224      22,490,605      43,765,585
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                            $        13.20    $      11.25    $      11.34
-----------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                 $    5,527,881    $         --    $         --
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
56   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                                 AXP VP -          AXP VP -       AXP VP -
                                                                                  Growth         High Yield       Income
                                                                                   Fund             Bond       Opportunities
Feb. 28, 2005 (Unaudited)                                                                           Fund           Fund
Assets

Investments in securities, at value (Note 1)
   (identified cost $266,247,174, $1,198,413,558 and $21,411,674)              $ 281,107,150  $1,237,187,525    $ 22,104,303
Cash in bank on demand deposit                                                        58,207              --         718,172
Foreign currency holdings (identified cost $4,292 for AXP VP - Growth Fund)
   (Note 1)                                                                            4,290              --              --
Receivable for investment securities sold                                          4,819,267      48,200,407         287,618
Dividends and accrued interest receivable                                            239,020      18,935,066         371,889
Other receivable                                                                          --         629,139              --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     286,227,934   1,304,952,137      23,481,982
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities

Disbursements in excess of cash on demand deposit                                         --       6,293,308              --
Dividends payable to shareholders (Note 1)                                            92,114       6,635,866         105,815
Payable for investment securities purchased                                        7,750,070      15,868,084         124,865
Payable for securities purchased on a forward-commitment basis (Note 1)                   --       7,542,850         134,600
Accrued investment management services fee                                           134,654         595,749          10,801
Accrued distribution fee                                                              26,717         120,711           2,109
Accrued administrative services fee                                                   10,687          47,292             844
Other accrued expenses                                                                56,441         100,049          14,150
Options contracts written, at value (premiums received,
   $964,141 for AXP VP - Growth Fund) (Note 8)                                       887,080              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  8,957,763      37,203,909         393,184
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                             $ 277,270,171  $1,267,748,228    $ 23,088,798
===================================================================================================================================

Represented by

Capital stock -- $.01 par value (Note 1)                                       $     448,723  $    1,843,025    $     21,905
Additional paid-in capital                                                       396,698,113   1,453,630,286      22,200,653
Undistributed net investment income                                                    3,956       4,069,615              --
Accumulated net realized gain (loss) (Note 9)                                   (134,817,656)   (231,197,804)        173,611
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 14,937,035      39,403,106         692,629
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock       $ 277,270,171  $1,267,748,228    $ 23,088,798
===================================================================================================================================
Shares outstanding                                                                44,872,320     184,302,465       2,190,459
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                         $        6.18  $         6.88    $      10.54
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
57   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                                   AXP VP -       AXP VP -        AXP VP -
                                                                            Inflation Protected  Large Cap       Large Cap
                                                                                Securities        Equity           Value
Feb. 28, 2005 (Unaudited)                                                          Fund            Fund            Fund
Assets

Investments in securities, at value (Note 1)*
   (identified cost $20,595,245, $2,479,462,941 and $10,017,771)             $   20,597,190   $2,627,359,840   $ 10,844,896
Cash in bank on demand deposit                                                       29,653           80,459        366,640
Receivable for investment securities sold                                                --       36,009,628         45,483
Dividends and accrued interest receivable                                            98,639        3,925,454         18,790
Other prepaid expenses                                                                   --               --        131,043
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     20,725,482    2,667,375,381     11,406,852
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities

Dividends payable to shareholders (Note 1)                                               --        6,414,052         16,707
Payable for investment securities purchased                                         219,715       24,176,165         68,703
Accrued investment management services fee                                            6,610        1,230,480          5,340
Accrued distribution fee                                                              1,686          249,158          1,059
Accrued administrative services fee                                                     674           91,237            424
Payable upon return of securities loaned (Note 6)                                        --       61,975,000             --
Other accrued expenses                                                                5,659          192,385         49,606
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                   234,344       94,328,477        141,839
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $   20,491,138   $2,573,046,904   $ 11,265,013
===================================================================================================================================

Represented by

Capital stock -- $.01 par value (Note 1)                                     $       20,238   $    1,230,854   $     10,298
Additional paid-in capital                                                       20,471,934    2,919,426,042     10,406,254
Undistributed (excess of distributions over) net investment income                  (42,254)           4,462             --
Accumulated net realized gain (loss) (Note 9)                                        39,257     (495,511,353)        21,336
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                     1,963      147,896,899        827,125
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $   20,491,138   $2,573,046,904   $ 11,265,013
===================================================================================================================================
Shares outstanding                                                                2,023,761      123,085,442      1,029,799
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $        10.13   $        20.90   $      10.94
-----------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $           --   $   59,740,840   $         --
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
58   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                                 AXP VP -          AXP VP -         AXP VP -
                                                                                 Managed            New             Partners
                                                                                   Fund          Dimensions       Select Value
Feb. 28, 2005 (Unaudited)                                                                           Fund              Fund

Assets

Investments in securities, at value (Note 1)*
   (identified cost $2,416,573,574, $2,523,074,429 and $14,744,562)            $2,698,621,385   $2,740,012,763     $15,833,796
Cash in bank on demand deposit                                                      6,180,298           94,822         721,825
Foreign currency holdings for AXP VP - New Dimensions Fund
   (identified cost $132) (Note 1)                                                         --              147              --
Receivable for investment securities sold                                          69,775,554       21,689,471              --
Dividends and accrued interest receivable                                           9,480,584        5,159,478          16,272
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                    2,784,057,821    2,766,956,681      16,571,893
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities

Dividends payable to shareholders (Note 1)                                         15,512,731        4,385,045           6,075
Payable for investment securities purchased                                        55,085,318       17,414,966       1,004,872
Payable for securities purchased on a forward-commitment basis (Note 1)            19,311,576               --              --
Accrued investment management services fee                                          1,243,993        1,308,964           9,340
Accrued distribution fee                                                              257,205          265,509           1,441
Accrued administrative services fee                                                    64,866           96,470             692
Payable upon return of securities loaned (Note 6)                                  15,982,500       20,800,000              --
Other accrued expenses                                                                274,653          229,694          15,308
Forward sale commitments, at value (proceeds receivable
   $23,186,601 for AXP VP - Managed Fund) (Note 1)                                 22,972,400               --              --
Options contracts written, at value (premiums received,
   $349,988 for AXP VP - New Dimensions Fund) (Note 8)                                     --          330,000              --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 130,705,242       44,830,648       1,037,728
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                             $2,653,352,579   $2,722,126,033     $15,534,165
===================================================================================================================================

Represented by

Capital stock -- $.01 par value ($.001 for AXP VP - Managed Fund)
   (Note 1)                                                                    $      175,595   $    1,776,639     $    13,985
Additional paid-in capital                                                      2,460,626,207    2,833,447,897      14,391,732
Excess of distributions over net investment income                                 (1,359,163)            (842)             --
Accumulated net realized gain (loss) (Note 9)                                     (88,560,181)    (330,068,331)         39,214
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)        282,470,121      216,970,670       1,089,234
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock       $2,653,352,579   $2,722,126,033     $15,534,165
===================================================================================================================================
Shares outstanding                                                                175,594,572      177,663,878       1,398,479
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                         $        15.11   $        15.32     $     11.11
-----------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                              $   15,381,100   $   19,988,000     $        --
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
59   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                                  AXP VP -         AXP VP -       AXP VP -
                                                                                  Partners         S&P 500    Short Duration
                                                                                  Small Cap         Index     U.S. Government
                                                                                    Value           Fund            Fund
Feb. 28, 2005 (Unaudited)                                                            Fund
Assets

Investments in securities, at value (Note 1)
   (identified cost $284,273,566, $314,971,342 and $528,695,429)               $  318,847,625    $343,913,803    $524,585,795
Cash in bank on demand deposit                                                        372,449         392,434         275,277
Receivable for investment securities sold                                             720,152              --      27,645,361
Dividends and accrued interest receivable                                             149,977         618,198       2,430,565
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      320,090,203     344,924,435     554,936,998
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities

Dividends payable to shareholders (Note 1)                                                 --       1,170,437       1,071,022
Payable for investment securities purchased                                           423,150          55,588      17,159,035
Payable for securities purchased on a forward-commitment basis (Note 1)                    --              --      28,734,097
Accrued investment management services fee                                            242,195          75,888         235,017
Accrued distribution fee                                                               29,795          32,710          48,159
Accrued administrative services fee                                                    18,836          20,935          19,264
Other accrued expenses                                                                 61,864          23,037          48,187
Forward sale commitments at value (proceeds receivable
   $8,977,394 for AXP VP - Short Duration U.S. Government Fund) (Note 1)                   --              --       8,932,678
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     775,840       1,378,595      56,247,459
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                             $  319,314,363    $343,545,840    $498,689,539
===================================================================================================================================

Represented by

Capital stock -- $.01 par value (Note 1)                                       $      228,549    $    419,457    $    488,293
Additional paid-in capital                                                        266,576,518     316,046,990     508,099,165
Undistributed (excess of distributions over) net investment income                    (27,853)          8,121         (66,146)
Accumulated net realized gain (loss) (Note 9)                                      17,963,090      (1,969,708)     (5,793,820)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)         34,574,059      29,040,980      (4,037,953)
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock       $  319,314,363    $343,545,840    $498,689,539
===================================================================================================================================
Shares outstanding                                                                 22,854,861      41,945,706      48,829,347
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                         $        13.97    $       8.19    $      10.21
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
60   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                                   AXP VP -          AXP VP -        AXP VP -
                                                                                   Small Cap         Strategy      Threadneedle
                                                                                   Advantage        Aggressive   Emerging Markets
Feb. 28, 2005 (Unaudited)                                                             Fund             Fund            Fund
Assets

Investments in securities, at value (Note 1)*
   (identified cost $199,578,951, $611,004,292 and $81,810,222)                  $  233,644,554  $  790,793,050    $ 97,920,605
Cash in bank on demand deposit                                                          535,196          31,932         221,821
Foreign currency holdings for AXP VP - Threadneedle Emerging Markets Fund
   (identified cost $878,157) (Note 1)                                                       --              --         886,116
Receivable for investment securities sold                                            13,117,570              --         510,096
Dividends and accrued interest receivable                                                72,515         340,055         171,940
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                        247,369,835     791,165,037      99,710,578
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities

Payable for investment securities purchased                                          13,210,745              --         468,229
Accrued investment management services fee                                              139,098         381,619          80,262
Accrued distribution fee                                                                 22,009          75,281           8,575
Accrued administrative services fee                                                      10,564          32,854           6,860
Payable upon return of securities loaned (Note 6)                                     2,613,000      11,084,500              --
Other accrued expenses                                                                   41,100          73,292          15,469
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    16,036,516      11,647,546         579,395
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                               $  231,333,319  $  779,517,491    $ 99,131,183
===================================================================================================================================

Represented by

Capital stock -- $.01 par value (Note 1)                                         $      159,965  $      993,230    $     78,743
Additional paid-in capital                                                          183,993,899   1,974,611,282      78,910,516
Excess of distributions over net investment income                                     (233,478)     (3,403,830)       (219,669)
Accumulated net realized gain (loss) (Note 9)                                        13,347,330  (1,372,471,949)      4,236,548
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                    34,065,603     179,788,758      16,125,045
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock         $  231,333,319  $  779,517,491    $ 99,131,183
===================================================================================================================================
Shares outstanding                                                                   15,996,515      99,323,027       7,874,327
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                           $        14.46  $         7.85    $      12.59
-----------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                $    2,501,590  $   10,463,430    $         --
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
61   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                                                           AXP VP -
                                                                                                         Threadneedle
                                                                                                        International
Feb. 28, 2005 (Unaudited)                                                                                   Fund
Assets

Investments in securities, at value (Note 1)*
   (identified cost $986,582,554)                                                                       $1,206,941,019
Cash in bank on demand deposit                                                                                  97,584
Foreign currency holdings for AXP VP - Threadneedle International Fund
   (identified cost $1,050,619) (Note 1)                                                                     1,093,360
Receivable for investment securities sold                                                                   16,499,839
Dividends and accrued interest receivable                                                                    2,824,722
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                             1,227,456,524
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities

Dividends payable to shareholders (Note 1)                                                                     839,704
Payable for investment securities purchased                                                                 23,794,949
Accrued investment management services fee                                                                     747,682
Accrued distribution fee                                                                                       110,944
Accrued administrative services fee                                                                             45,091
Payable upon return of securities loaned (Note 6)                                                           18,725,000
Other accrued expenses                                                                                         115,466
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                           44,378,836
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                      $1,183,077,688
===================================================================================================================================

Represented by

Capital stock -- $.01 par value (Note 1)                                                                $    1,205,050
Additional paid-in capital                                                                               1,706,207,753
Excess of distributions over net investment income                                                            (939,862)
Accumulated net realized gain (loss) (Note 9)                                                             (743,979,723)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                                          220,584,470
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                $1,183,077,688
===================================================================================================================================
Shares outstanding                                                                                         120,505,010
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                                                  $         9.82
-----------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                                       $   18,461,450
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
62   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations

American Express Variable Portfolio Funds

                                                                                      AXP VP -      AXP VP -       AXP VP -
                                                                                        Cash          Core        Diversified
                                                                                     Management       Bond           Bond
Six months ended Feb. 28, 2005 (Unaudited)                                              Fund          Fund           Fund
Investment income

Income:
Interest                                                                             $7,457,723     $ 768,447     $ 37,896,592
Fee income from securities lending (Note 6)                                                  --            --           83,188
-----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                          7,457,723       768,447       37,979,780
-----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                    1,840,809       124,917        5,110,529
Distribution fee                                                                        451,179        24,785        1,058,043
Administrative services fees and expenses                                               116,263         9,137          422,784
Custodian fees                                                                           28,115        23,416          104,759
Compensation of board members                                                             5,417         4,208           10,525
Printing and postage                                                                     82,080           263          102,130
Audit fees                                                                                9,625         9,000           12,750
Other                                                                                     8,675            --           19,740
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                        2,542,163       195,726        6,841,260
   Less expenses reimbursed by AEFC (Note 2)                                                 --        (7,025)              --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      2,542,163       188,701        6,841,260
   Earnings credits on cash balances (Note 2)                                              (636)       (3,293)          (2,384)
-----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                    2,541,527       185,408        6,838,876
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                       4,916,196       583,039       31,140,904
-----------------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (Note 3)                                                            --       270,369       18,595,147
   Foreign currency transactions                                                             --        (1,809)        (149,130)
   Futures contracts                                                                         --        18,908         (365,376)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                      --       287,468       18,080,641
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                            --      (342,719)     (16,613,302)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                        --       (55,251)       1,467,339
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      $4,916,196     $ 527,788     $ 32,608,243
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
63   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                                AXP VP -       AXP VP -       AXP VP -
                                                                              Diversified       Equity         Global
                                                                            Equity Income       Select          Bond
Six months ended Feb. 28, 2005 (Unaudited)                                       Fund            Fund           Fund
Investment income

Income:
Dividends                                                                   $ 13,457,373     $   530,779     $        --
Interest                                                                         280,640          76,908       8,421,384
Fee income from securities lending (Note 6)                                       39,844              --          20,688
   Less foreign taxes withheld                                                  (120,612)             --         (13,067)
-----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                  13,657,245         607,687       8,429,005
-----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                             3,245,654         700,802       1,866,067
Distribution fee                                                                 651,539         154,072         279,925
Administrative services fees and expenses                                        202,761          75,499         133,226
Custodian fees                                                                   182,810          33,000          81,400
Compensation of board members                                                      5,550           4,208           4,700
Printing and postage                                                              84,210          27,940          32,900
Audit fees                                                                         9,500           9,000          10,625
Other                                                                              6,928           1,745           3,957
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                 4,388,952       1,006,266       2,412,800
   Earnings credits on cash balances (Note 2)                                       (442)         (2,215)           (817)
-----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                             4,388,510       1,004,051       2,411,983
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                9,268,735        (396,364)      6,017,022
-----------------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (Note 3)                                             45,088,324       9,667,856       8,777,212
   Foreign currency transactions                                                  (8,549)             --       1,909,958
   Futures contracts                                                                  --              --         (64,054)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                       45,079,775       9,667,856      10,623,116
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies            126,536,234      16,478,668      16,714,303
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                        171,616,009      26,146,524      27,337,419
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $180,884,744     $25,750,160     $33,354,441
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
64   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                             AXP VP -       AXP VP -        AXP VP -
                                                                              Growth       High Yield        Income
                                                                               Fund           Bond        Opportunities
Six months ended Feb. 28, 2005 (Unaudited)                                                    Fund            Fund
Investment income

Income:
Dividends                                                                  $ 1,649,415     $        --     $       --
Interest                                                                       140,602      44,737,960        599,339
Fee income from securities lending (Note 6)                                        386              --             --
   Less foreign taxes withheld                                                 (10,497)             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                 1,779,906      44,737,960        599,339
-----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                             898,884       3,687,249         56,981
Distribution fee                                                               167,098         746,488         11,129
Administrative services fees and expenses                                       68,846         306,389          4,452
Custodian fees                                                                  18,050          46,960          8,747
Compensation of board members                                                    4,567           6,492             --
Printing and postage                                                            26,800         129,168          3,560
Audit fees                                                                       9,500          12,625          9,000
Other                                                                            1,880           6,916             --
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                               1,195,625       4,942,287         93,869
   Expenses waived/reimbursed by AEFC (Note 2)                                      --              --         (5,670)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             1,195,625       4,942,287         88,199
   Earnings credits on cash balances (Note 2)                                   (2,056)         (1,749)        (3,093)
-----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                           1,193,569       4,940,538         85,106
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                586,337      39,797,422        514,233
-----------------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (Note 3)                                           11,238,085      24,227,903        248,909
   Foreign currency transactions                                                (3,957)             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     11,234,128      24,227,903        248,909
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies           10,774,864      24,883,519        307,479
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                       22,008,992      49,111,422        556,388
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            $22,595,329     $88,908,844     $1,070,621
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
65   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                             AXP VP -       AXP VP -       AXP VP -
                                                                      Inflation Protected  Large Cap      Large Cap
                                                                           Securities        Equity         Value
Six months ended Feb. 28, 2005 (Unaudited)                                    Fund            Fund           Fund
Investment income

Income:
Dividends                                                                   $     --     $ 24,265,324     $ 107,397
Interest                                                                      64,345          736,766         1,178
Fee income from securities lending (Note 6)                                       --          163,046            --
   Less foreign taxes withheld                                                    --          (98,961)         (373)
-----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                  64,345       25,066,175       108,202
-----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                            20,819        7,202,415        29,261
Distribution fee                                                               5,311        1,586,754         5,804
Administrative services fees and expenses                                      2,124          612,364         2,322
Custodian fees                                                                11,611          104,800        97,880
Compensation of board members                                                     --            9,217            --
Printing and postage                                                          20,200          225,650        58,370
Audit fees                                                                     9,000           12,250         9,000
Other                                                                          1,400           21,727            --
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                70,465        9,775,177       202,637
   Expenses reimbursed by AEFC (Note 2)                                      (38,513)              --      (153,798)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              31,952        9,775,177        48,839
   Earnings credits on cash balances (Note 2)                                   (716)            (250)       (2,894)
-----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                            31,236        9,774,927        45,945
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                               33,109       15,291,248        62,257
-----------------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (Note 3)                                             42,576      145,769,491        87,442
   Foreign currency transactions                                                (134)          (4,463)           --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                       42,442      145,765,028        87,442
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies              2,972       55,894,815       805,066
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                         45,414      201,659,843       892,508
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $ 78,523     $216,951,091     $ 954,765
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
66   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                                       AXP VP -         AXP VP -       AXP VP -
                                                                                        Managed           New          Partners
                                                                                         Fund          Dimensions     Select Value
Six months ended Feb. 28, 2005 (Unaudited)                                                                Fund           Fund
Investment income

Income:
Dividends                                                                            $ 20,349,027     $ 30,123,845     $   83,616
Interest                                                                               21,388,910        1,407,998         18,304
Fee income from securities lending (Note 6)                                                92,474           23,838             --
   Less foreign taxes withheld                                                            (42,656)         (62,231)          (677)
-----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                           41,787,755       31,493,450        101,243
-----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                      8,315,423        8,161,602         47,792
Distribution fee                                                                        1,658,824        1,794,308          7,397
Administrative services fees and expenses                                                 450,612          683,549          3,551
Custodian fees                                                                            193,525           86,370          7,240
Compensation of board members                                                               9,852           11,108             --
Printing and postage                                                                      235,930          266,400          1,504
Audit fees                                                                                 12,500           12,500          9,000
Other                                                                                      22,338           31,052            425
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                         10,899,004       11,046,889         76,909
   Expenses waived/reimbursed by AEFC (Note 2)                                                 --               --         (8,741)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       10,899,004       11,046,889         68,168
   Earnings credits on cash balances (Note 2)                                              (1,179)            (422)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                     10,897,825       11,046,467         68,168
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                        30,889,930       20,446,983         33,075
-----------------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (Note 3)                                                      88,306,502       72,503,245         76,325
   Foreign currency transactions                                                          (81,190)             842             --
   Futures contracts                                                                      516,965           31,708             --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                88,742,277       72,535,795         76,325
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                      83,871,710       85,838,864      1,180,881
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                 172,613,987      158,374,659      1,257,206
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      $203,503,917     $178,821,642     $1,290,281
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
67   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                                       AXP VP -        AXP VP -        AXP VP -
                                                                                       Partners        S&P 500     Short Duration
                                                                                      Small Cap         Index      U.S. Government
                                                                                        Value           Fund            Fund
Six months ended Feb. 28, 2005 (Unaudited)                                              Fund
Investment income

Income:
Dividends                                                                            $ 1,347,974     $ 3,745,162     $        --
Interest                                                                                 467,665          91,052       8,384,114
   Less foreign taxes withheld                                                            (3,389)             --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                           1,812,250       3,836,214       8,384,114
-----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                     1,337,847         454,948       1,531,994
Distribution fee                                                                         170,267         196,098         313,933
Administrative services fees and expenses                                                110,010         127,760         130,587
Custodian fees                                                                           103,095          36,300          30,184
Compensation of board members                                                              4,342           4,342           4,925
Printing and postage                                                                      18,102          20,982          42,729
Licensing fees                                                                                --          19,362              --
Audit fees                                                                                 9,250           9,000          10,250
Other                                                                                         --             717           1,561
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                         1,752,913         869,509       2,066,163
   Expenses waived/reimbursed by AEFC (Note 2)                                                --         (91,569)             --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       1,752,913         777,940       2,066,163
   Earnings credits on cash balances (Note 2)                                                 --          (4,330)           (514)
-----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                     1,752,913         773,610       2,065,649
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                           59,337       3,062,604       6,318,465
-----------------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (Note 3)                                                     18,610,321         (63,483)     (1,222,819)
   Foreign currency transactions                                                            (173)             --              --
   Futures contracts                                                                          --         674,938        (118,870)
   Options contracts written (Note 8)                                                         --              --          41,887
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               18,610,148         611,455      (1,299,802)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                     20,436,931      25,093,704      (4,728,576)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                 39,047,079      25,705,159      (6,028,378)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      $39,106,416     $28,767,763     $   290,087
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
68   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                                      AXP VP -         AXP VP -        AXP VP -
                                                                                      Small Cap        Strategy      Threadneedle
                                                                                      Advantage       Aggressive   Emerging Markets
Six months ended Feb. 28, 2005 (Unaudited)                                              Fund             Fund            Fund
Investment income

Income:
Dividends                                                                            $   693,165     $  1,375,151     $   510,416
Interest                                                                                  78,249          251,277          29,877
Fee income from securities lending (Note 6)                                               13,493           20,964              --
   Less foreign taxes withheld                                                            (1,905)              --         (57,570)
-----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                             783,002        1,647,392         482,723
-----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                       769,030        2,083,698         361,818
Distribution fee                                                                         132,127          497,565          40,614
Administrative services fees and expenses                                                 64,530          225,052          31,862
Custodian fees                                                                            69,070           33,200          34,720
Compensation of board members                                                              4,208            5,867           4,208
Printing and postage                                                                      16,522           75,650           2,263
Audit fees                                                                                 9,000           11,250           9,000
Other                                                                                      3,486           10,016           5,911
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                         1,067,973        2,942,298         490,396
   Earnings credits on cash balances (Note 2)                                                (86)            (577)         (1,987)
-----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                     1,067,887        2,941,721         488,409
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                         (284,885)      (1,294,329)         (5,686)
-----------------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (Note 3)                                                     13,838,421       28,137,566       5,376,921
   Foreign currency transactions                                                              --               --          21,974
   Futures contracts                                                                      31,755               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               13,870,176       28,137,566       5,398,895
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                     22,941,861       88,028,138      14,562,519
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                 36,812,037      116,165,704      19,961,414
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      $36,527,152     $114,871,375     $19,955,728
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
69   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                                                               AXP VP -
                                                                                                            Threadneedle
                                                                                                            International
Six months ended Feb. 28, 2005 (Unaudited)                                                                       Fund
Investment income

Income:
Dividends                                                                                                   $  7,762,251
Interest                                                                                                         217,115
Fee income from securities lending (Note 6)                                                                      164,852
   Less foreign taxes withheld                                                                                  (791,103)
-----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                                   7,353,115
-----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                             4,278,490
Distribution fee                                                                                                 668,544
Administrative services fees and expenses                                                                        287,118
Custodian fees                                                                                                   157,050
Compensation of board members                                                                                      5,908
Printing and postage                                                                                              77,750
Audit fees                                                                                                        11,750
Other                                                                                                              8,365
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                 5,494,975
   Earnings credits on cash balances (Note 2)                                                                       (888)
-----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                             5,494,087
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                                1,859,028
-----------------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (Note 3)                                                                             53,447,103
   Foreign currency transactions                                                                                  68,246
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                       53,515,349
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                                            136,300,304
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                        189,815,653
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                             $191,674,681
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
70   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets

American Express Variable Portfolio Funds

                                                          AXP VP - Cash Management Fund         AXP VP - Core Bond Fund
                                                          Feb. 28, 2005     Aug. 31, 2004    Feb. 28, 2005     For the period
                                                        Six months ended     Year ended    Six months ended  from Feb. 4, 2004(a)
                                                           (Unaudited)                       (Unaudited)      to Aug. 31, 2004
Operations and distributions

Investment income (loss) -- net                           $   4,916,196     $   3,650,350     $   583,039     $   401,727
Net realized gain (loss) on investments                              --                19         287,468        (189,295)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                   --                --        (342,719)        374,009
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 4,916,196         3,650,369         527,788         586,441
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                     (4,916,596)       (3,649,950)       (613,614)       (404,035)
-----------------------------------------------------------------------------------------------------------------------------------

Capital share transactions (Note 4)

Proceeds from sales                                         118,730,454       407,746,489      11,400,408      11,561,509
Fund merger (Note 10)                                                --        46,089,994              --              --
Reinvestment of distributions at net asset value              4,439,969         3,353,286         571,669         330,063
Payments for redemptions                                   (210,764,962)     (552,023,361)     (2,149,858)     (1,480,349)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             (87,594,539)      (94,833,592)      9,822,219      10,411,223
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     (87,594,939)      (94,833,173)      9,736,393      10,593,629
Net assets at beginning of period (Note 1)                  773,181,376       868,014,549      35,543,649      24,950,020 (b)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                               $ 685,586,437     $ 773,181,376     $45,280,042     $35,543,649
===================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $          --     $         400     $   (30,887)    $      (312)
-----------------------------------------------------------------------------------------------------------------------------------

(a) The date the Fund became available.

(b) Initial capital of $25,000,000 was contributed on Jan. 7, 2004. The Fund had a decrease in net assets resulting from operations of $49,980 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                         AXP VP - Diversified Bond Fund   AXP VP - Diversified Equity Income Fund
                                                         Feb. 28, 2005     Aug. 31, 2004      Feb. 28, 2005     Aug. 31, 2004
                                                       Six months ended     Year ended       Six months ended    Year ended
                                                          (Unaudited)                          (Unaudited)
Operations and distributions

Investment income (loss) -- net                         $   31,140,904     $   61,331,133     $    9,268,735    $ 10,967,407
Net realized gain (loss) on investments                     18,080,641        (12,291,058)        45,079,775      18,962,648
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies         (16,613,302)        47,889,837        126,536,234      45,647,551
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               32,608,243         96,929,912        180,884,744      75,577,606
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                   (34,005,187)       (60,644,287)        (8,476,902)    (10,327,123)
-----------------------------------------------------------------------------------------------------------------------------------

Capital share transactions (Note 4)

Proceeds from sales                                         89,653,994        122,995,561        260,464,045     406,109,798
Fund merger (Note 10)                                               --         82,520,680                 --      12,770,996
Reinvestment of distributions at net asset value            34,119,607         59,930,752          8,123,430       7,522,149
Payments for redemptions                                  (105,528,170)      (370,385,419)        (8,176,040)    (18,803,894)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             18,245,431       (104,938,426)       260,411,435     407,599,049
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     16,848,487        (68,652,801)       432,819,277     472,849,532
Net assets at beginning of period                        1,696,231,947      1,764,884,748        842,969,047     370,119,515
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                             $1,713,080,434     $1,696,231,947     $1,275,788,324    $842,969,047
===================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                    $   (2,633,903)    $      230,380     $    1,486,226    $    694,393
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
71   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                              AXP VP - Equity Select Fund        AXP VP - Global Bond Fund
                                                             Feb. 28, 2005    Aug. 31, 2004    Feb. 28, 2005    Aug. 31, 2004
                                                           Six months ended    Year ended    Six months ended    Year ended
                                                              (Unaudited)                       (Unaudited)
Operations and distributions

Investment income (loss) -- net                              $   (396,364)    $ (1,049,687)    $  6,017,022     $ 10,211,630
Net realized gain (loss) on investments                         9,667,856       (5,223,928)      10,623,116       14,624,481
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies             16,478,668        3,899,551       16,714,303        9,351,111
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                  25,750,160       (2,374,064)      33,354,441       34,187,222
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                               --               --      (13,421,139)     (21,683,991)
-----------------------------------------------------------------------------------------------------------------------------------

Capital share transactions (Note 4)

Proceeds from sales                                            14,946,323       66,699,751       65,746,424       94,154,709
Reinvestment of distributions at net asset value                       --               --       11,474,996       20,466,297
Payments for redemptions                                      (12,484,056)      (9,789,197)      (9,679,387)     (30,570,369)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 2,462,267       56,910,554       67,542,033       84,050,637
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        28,212,427       54,536,490       87,475,335       96,553,868
Net assets at beginning of period                             224,885,791      170,349,301      408,946,340      312,392,472
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                  $253,098,218     $224,885,791     $496,421,675     $408,946,340
===================================================================================================================================
Excess of distributions over net investment income           $   (396,364)    $         --     $ (8,036,538)    $   (632,421)
-----------------------------------------------------------------------------------------------------------------------------------

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                            AXP VP - Growth Fund           AXP VP - High Yield Bond Fund
                                                        Feb. 28, 2005    Aug. 31, 2004    Feb. 28, 2005      Aug. 31, 2004
                                                      Six months ended    Year ended     Six months ended      Year ended
                                                         (Unaudited)                        (Unaudited)
Operations and distributions

Investment income (loss) -- net                         $    586,337     $    712,105     $   39,797,422     $   75,141,855
Net realized gain (loss) on investments                   11,234,128       22,550,457         24,227,903         46,539,857
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies        10,774,864      (12,844,248)        24,883,519          6,392,162
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             22,595,329       10,418,314         88,908,844        128,073,874
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                    (444,923)        (689,607)       (39,878,267)       (73,307,082)
-----------------------------------------------------------------------------------------------------------------------------------

Capital share transactions (Note 4)

Proceeds from sales                                       11,023,940       50,659,678         91,368,298        277,494,372
Reinvestment of distributions at net asset value             557,680          484,737         39,858,736         71,998,362
Payments for redemptions                                 (17,415,443)     (23,073,984)       (41,526,269)      (117,945,342)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           (5,833,823)      28,070,431         89,700,765        231,547,392
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   16,316,583       37,799,138        138,731,342        286,314,184
Net assets at beginning of period                        260,953,588      223,154,450      1,129,016,886        842,702,702
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                             $277,270,171     $260,953,588     $1,267,748,228     $1,129,016,886
===================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                    $      3,956     $   (137,458)    $    4,069,615     $    4,150,460
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
72   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                                                                              AXP VP - Inflation
                                                                  AXP VP - Income Opportunities Fund      Protected Securities Fund
                                                                  Feb. 28, 2005      For the period            For the period
                                                                Six months ended   from June 1, 2004(a)     from Sept. 13, 2004(a)
                                                                   (Unaudited)      to Aug. 31, 2004         to Feb. 28, 2005
                                                                                                                (Unaudited)
Operations and distributions

Investment income (loss) -- net                                   $   514,233         $   228,967              $    33,109
Net realized gain (loss) on investments                               248,909              47,176                   42,442
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                    307,479             493,990                    2,972
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                       1,070,621             770,133                   78,523
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                             (518,231)           (229,533)                 (75,098)
   Net realized gain                                                 (121,799)                 --                   (3,185)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (640,030)           (229,533)                 (78,283)
-----------------------------------------------------------------------------------------------------------------------------------

Capital share transactions (Note 4)

Proceeds from sales                                                 6,743,347              41,340               15,910,347
Reinvestment of distributions at net asset value                      611,663             152,695                   78,283
Payments for redemptions                                             (290,821)            (30,162)                (496,458)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                     7,064,189             163,873               15,492,172
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             7,494,780             704,473               15,492,412
Net assets at beginning of period (Note 1)                         15,594,018          14,889,545(b)             4,998,726(c)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                       $23,088,798         $15,594,018              $20,491,138
===================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                              $        --         $     3,998              $   (42,254)
-----------------------------------------------------------------------------------------------------------------------------------

(a) The date the Fund became available.

(b) Initial capital of $15,000,000 was contributed on May 26, 2004. The Fund had a decrease in net assets resulting from operations of $110,455 during the period from May 26, 2004 to June 1, 2004 (date the Fund became available).

(c) Initial capital of $5,000,000 was contributed on Sept. 8, 2004. The Fund had a decrease in net assets resulting from operations of $1,274 during the period from Sept. 8, 2004 to Sept. 13, 2004 (date the Fund became available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
73   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                         AXP VP - Large Cap Equity Fund       AXP VP - Large Cap Value Fund
                                                         Feb. 28, 2005     Aug. 31, 2004     Feb. 28, 2005      For the period
                                                       Six months ended      Year ended    Six months ended  from Feb. 4, 2004(a)
                                                          (Unaudited)                         (Unaudited)     to Aug. 31, 2004
Operations and distributions

Investment income (loss) -- net                         $   15,291,248     $   15,369,716     $    62,257     $   28,905
Net realized gain (loss) on investments                    145,765,028        162,346,824          87,442        (11,792)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies          55,894,815        (33,295,604)        805,066         33,353
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              216,951,091        144,420,936         954,765         50,466
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                   (15,286,737)       (15,364,313)        (61,707)       (30,866)
   Net realized gain                                                --                 --         (61,040)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (15,286,737)       (15,364,313)       (122,747)       (30,866)
-----------------------------------------------------------------------------------------------------------------------------------

Capital share transactions (Note 4)

Proceeds from sales                                         57,283,023         65,446,592       3,264,847      4,344,307
Fund merger (Note 10)                                               --        678,508,195              --             --
Reinvestment of distributions at net asset value            13,722,890         13,165,107         123,223         13,683
Payments for redemptions                                  (234,336,391)      (332,967,741)       (237,266)       (91,005)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           (163,330,478)       424,152,153       3,150,804      4,266,985
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     38,333,876        553,208,776       3,982,822      4,286,585
Net assets at beginning of period (Note 1)               2,534,713,028      1,981,504,252       7,282,191      2,995,606(b)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                             $2,573,046,904     $2,534,713,028     $11,265,013     $7,282,191
===================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                    $        4,462     $          (49)    $        --     $     (550)
-----------------------------------------------------------------------------------------------------------------------------------

(a) The date the Fund became available.

(b) Initial capital of $3,000,000 was contributed on Jan. 7, 2004. The Fund had a decrease in net assets resulting from operations of $4,394 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                             AXP VP - Managed Fund               AXP VP - New Dimensions Fund
                                                         Feb. 28, 2005      Aug. 31, 2004      Feb. 28, 2005      Aug. 31, 2004
                                                       Six months ended      Year ended      Six months ended      Year ended
                                                          (Unaudited)                           (Unaudited)
Operations and distributions

Investment income (loss) -- net                         $   30,889,930     $   53,859,632     $   20,446,983     $   21,349,393
Net realized gain (loss) on investments                     88,742,277         93,004,681         72,535,795        113,281,860
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies          83,871,710        121,962,828         85,838,864        (56,933,106)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              203,503,917        268,827,141        178,821,642         77,698,147
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                   (31,614,434)       (53,848,054)       (20,449,130)       (21,246,034)
-----------------------------------------------------------------------------------------------------------------------------------

Capital share transactions (Note 4)

Proceeds from sales                                         13,968,825         31,554,087         11,900,797        136,096,503
Fund merger (Note 10)                                               --        377,379,266                 --                 --
Reinvestment of distributions at net asset value            30,721,081         52,211,162         21,870,039         20,376,110
Payments for redemptions                                  (226,837,421)      (428,968,239)      (402,161,622)      (395,590,246)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           (182,147,515)        32,176,276       (368,390,786)      (239,117,633)
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (10,258,032)       247,155,363       (210,018,274)      (182,665,520)
Net assets at beginning of period                        2,663,610,611      2,416,455,248      2,932,144,307      3,114,809,827
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                             $2,653,352,579     $2,663,610,611     $2,722,126,033     $2,932,144,307
===================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                    $   (1,359,163)    $     (634,659)    $         (842)    $        1,305
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
74   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                      AXP VP - Partners Select Value Fund    AXP VP - Partners Small Cap Value Fund
                                                        Feb. 28, 2005      For the period        Feb. 28, 2005     Aug. 31, 2004
                                                      Six months ended  from Feb. 4, 2004(a)    Six months ended    Year ended
                                                         (Unaudited)      to Aug. 31, 2004         (Unaudited)
Operations and distributions

Investment income (loss) -- net                         $    33,075        $   16,415            $     59,337     $   (372,960)
Net realized gain (loss) on investments                      76,325            17,217              18,610,148       23,789,033
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies        1,180,881           (86,117)             20,436,931          815,713
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             1,290,281           (52,485)             39,106,416       24,231,786
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                    (33,075)          (15,818)                (73,847)              --
   Net realized gain                                        (54,328)               --             (22,655,414)      (2,498,969)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (87,403)          (15,818)            (22,729,261)      (2,498,969)
-----------------------------------------------------------------------------------------------------------------------------------

Capital share transactions (Note 4)

Proceeds from sales                                       5,829,892         5,846,593              54,909,282       81,763,916
Reinvestment of distributions at net asset value             93,696             3,451              22,729,261        2,498,969
Payments for redemptions                                   (196,121)         (170,754)             (3,569,906)     (10,954,929)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           5,727,467         5,679,290              74,068,637       73,307,956
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   6,930,345         5,610,987              90,445,792       95,040,773
Net assets at beginning of period (Note 1)                8,603,820         2,992,833(b)          228,868,571      133,827,798
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                             $15,534,165        $8,603,820            $319,314,363     $228,868,571
===================================================================================================================================

(a) The date the Fund became available.

(b) Initial capital of $3,000,000 was contributed on Jan. 7, 2004. The Fund had a decrease in net assets resulting from operations of $7,167 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                                                              AXP VP - Short Duration
                                                          AXP VP - S&P 500 Index Fund          U.S. Government Fund
                                                        Feb. 28, 2005     Aug. 31, 2004    Feb. 28, 2005    Aug. 31, 2004
                                                      Six months ended     Year ended    Six months ended    Year ended
                                                         (Unaudited)                        (Unaudited)
Operations and distributions

Investment income (loss) -- net                         $  3,062,604     $  2,899,942     $  6,318,465     $ 11,305,758
Net realized gain (loss) on investments                      611,455          307,230       (1,299,802)      (4,325,495)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies        25,093,704       16,624,060       (4,728,576)       1,235,800
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             28,767,763       19,831,232          290,087        8,216,063
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                  (3,036,007)      (2,885,111)      (6,361,763)     (11,328,609)
   Net realized gain                                              --               --         (148,999)      (2,271,221)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (3,036,007)      (2,885,111)      (6,510,762)     (13,599,830)
-----------------------------------------------------------------------------------------------------------------------------------

Capital share transactions (Note 4)

Proceeds from sales                                       39,072,508      106,203,535       29,766,292       88,108,864
Fund merger (Note 10)                                             --               --               --       24,690,160
Reinvestment of distributions at net asset value           2,738,811        2,508,534        6,518,188       13,262,385
Payments for redemptions                                  (7,094,142)     (13,865,522)     (37,377,113)     (93,603,954)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
    transactions                                          34,717,177       94,846,547       (1,092,633)      32,457,455
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   60,448,933      111,792,668       (7,313,308)      27,073,688
Net assets at beginning of period                        283,096,907      171,304,239      506,002,847      478,929,159
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                             $343,545,840     $283,096,907     $498,689,539     $506,002,847
===================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                    $      8,121     $    (18,476)    $    (66,146)    $    (22,848)
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
75   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                          AXP VP - Small Cap Advantage Fund   AXP VP - Strategy Aggressive Fund
                                                           Feb. 28, 2005     Aug. 31, 2004     Feb. 28, 2005     Aug. 31, 2004
                                                          Six months ended     Year ended     Six months ended    Year ended
                                                             (Unaudited)                         (Unaudited)
Operations and distributions

Investment income (loss) -- net                             $   (284,885)    $   (657,062)      $ (1,294,329)    $ (3,987,624)
Net realized gain (loss) on investments                       13,870,176       19,228,857         28,137,566      (54,072,544)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            22,941,861       (6,776,507)        88,028,138       39,937,743
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 36,527,152       11,795,288        114,871,375      (18,122,425)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain                                          (9,460,720)              --                 --               --
-----------------------------------------------------------------------------------------------------------------------------------

Capital share transactions (Note 4)

Proceeds from sales                                           16,294,457       76,014,037          1,218,331       18,672,159
Reinvestment of distributions at net asset value               9,460,720               --                 --               --
Payments for redemptions                                      (5,527,607)      (5,345,989)      (119,925,312)    (185,879,018)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                               20,227,570       70,668,048       (118,706,981)    (167,206,859)
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       47,294,002       82,463,336         (3,835,606)    (185,329,284)
Net assets at beginning of period                            184,039,317      101,575,981        783,353,097      968,682,381
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                 $231,333,319     $184,039,317       $779,517,491     $783,353,097
===================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                        $   (233,478)    $     51,407       $ (3,403,830)    $ (2,109,501)
-----------------------------------------------------------------------------------------------------------------------------------

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                                    AXP VP - Threadneedle            AXP VP - Threadneedle
                                                                    Emerging Markets Fund             International Fund
                                                               Feb. 28, 2005   Aug. 31, 2004     Feb. 28, 2005    Aug. 31, 2004
                                                             Six months ended   Year ended     Six months ended     Year ended
                                                               (Unaudited)                       (Unaudited)
Operations and distributions

Investment income (loss) -- net                                $    (5,686)    $   195,481     $    1,859,028     $  8,270,928
Net realized gain (loss) on investments                          5,398,895       2,910,195         53,515,349       73,662,728
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies              14,562,519        (611,215)       136,300,304       26,990,475
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   19,955,728       2,494,461        191,674,681      108,924,131
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (270,000)       (313,397)        (3,457,393)      (8,834,774)
   Net realized gain                                            (2,148,317)             --                 --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (2,418,317)       (313,397)        (3,457,393)      (8,834,774)
-----------------------------------------------------------------------------------------------------------------------------------

Capital share transactions (Note 4)

Proceeds from sales                                             37,943,355      31,500,657         52,915,036       87,427,540
Fund merger (Note 10)                                                   --              --                 --      185,670,291
Reinvestment of distributions at net asset value                 2,508,714         235,868          5,564,621        8,514,464
Payments for redemptions                                        (4,782,700)     (4,264,788)       (37,451,784)    (146,172,823)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 35,669,369      27,471,737         21,027,873      135,439,472
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         53,206,780      29,652,801        209,245,161      235,528,829
Net assets at beginning of period                               45,924,403      16,271,602        973,832,527      738,303,698
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                    $99,131,183     $45,924,403     $1,183,077,688     $973,832,527
===================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                           $  (219,669)    $    56,017     $     (939,862)    $    658,503
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
76   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Notes to Financial Statements

American Express Variable Portfolio Funds

(Unaudited as to Feb. 28, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) (the 1940 Act) as a diversified, (non-diversified for AXP VP - Global Bond Fund, AXP VP - Inflation Protected Securities Fund and AXP VP - Partners Small Cap Value Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

The following Funds became available on Feb. 4, 2004. On Jan. 7, 2004, IDS Life Insurance Company (IDS Life) purchased the following shares of capital stock at $10 per share, which represented the initial capital in each Fund:

Fund                                                    Number of shares
----------------------------------------------------------------------------
AXP VP - Core Bond Fund                                    2,500,000
AXP VP - Large Cap Value Fund                                300,000
AXP VP - Partners Select Value Fund                          300,000
----------------------------------------------------------------------------

AXP VP - Income Opportunities Fund became available on June 1, 2004. On May 26, 2004, IDS Life purchased 1,500,000 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

AXP VP - Inflation Protected Securities Fund became available on Sept. 13, 2004. On Sept. 8, 2004, American Express Financial Corporation (AEFC) purchased 500,000 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

The primary investments of each Fund are as follows:

   AXP VP - Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper.

   AXP VP - Core Bond Fund invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

   AXP VP - Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

   AXP VP - Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

   AXP VP - Equity Select Fund invests primarily in growth stocks of medium-sized companies.

   AXP VP - Global Bond Fund invests primarily in debt securities of U.S. and foreign issuers.

   AXP VP - Growth Fund invests primarily in common stocks that appear to offer growth opportunities.

   AXP VP - High Yield Bond Fund invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

   AXP VP - Income Opportunities Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

   AXP VP - Inflation Protected Securities Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. governments, their agencies or instrumentalities, and corporations.

   AXP VP - Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

   AXP VP - Large Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

   AXP VP - Managed Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

   AXP VP - New Dimensions Fund invests primarily in common stocks showing potential for significant growth.

   AXP VP - Partners Select Value Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

   AXP VP - Partners Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

--------------------------------------------------------------------------------
77   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

   AXP VP - S&P 500 Index Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of the S&P 500 Index.

   AXP VP - Short Duration U.S. Government Fund invests primarily in debt obligations guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Although the Fund may invest in any U.S. government securities, it is anticipated that U.S. government securities representing part ownership in pools of mortgage loans (mortgage-backed securities) will comprise a large percentage of the Fund's investments.

   AXP VP - Small Cap Advantage Fund invests primarily in equity securities of small cap companies.

   AXP VP - Strategy Aggressive Fund invests primarily in securities of growth companies.

   AXP VP - Threadneedle Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.

   AXP VP - Threadneedle International Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

Each Fund's significant accounting policies are summarized as follows:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities at the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities in all Funds, except AXP VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in AXP VP - Cash Management Fund are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

Illiquid securities

At Feb. 28, 2005, investments in securities for AXP VP - Diversified Bond Fund, AXP VP - High Yield Bond Fund and AXP VP - Managed Fund included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Feb. 28, 2005, was $1, $9,369,434 and $16, representing 0.00%, 0.74% and 0.00% of net assets for AXP VP - Diversified Bond Fund, AXP VP - High Yield Bond Fund and AXP VP - Managed Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

--------------------------------------------------------------------------------
78   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities, other forward-commitments and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities and other forward-commitments are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At Feb. 28, 2005, the outstanding forward-commitments for the Funds are as follows:

                                                When-issued              Other                  Future
Fund                                            securities         forward-commitments    capital commitments
-----------------------------------------------------------------------------------------------------------------
AXP VP - Core Bond Fund                          $ 3,843,463            $ 254,997                 $--
AXP VP - Diversified Bond Fund                    37,024,887                   --                  --
AXP VP - High Yield Bond Fund                      7,542,850                   --                  --
AXP VP - Global Bond Fund                             24,875                   --                  --
AXP VP - Income Opportunities Fund                   134,600                   --                  --
AXP VP - Managed Fund                             19,311,576                   --                  --
AXP VP - Short Duration U.S. Government Fund      17,207,943           11,526,154                  --
-----------------------------------------------------------------------------------------------------------------

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these Funds to "roll over" their purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except AXP VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Funds, except AXP VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Feb. 28, 2005, foreign currency holdings for AXP VP - Global Bond Fund consisted of multiple denominations, primarily European Monetary Units, foreign currency holdings for AXP VP - Threadneedle Emerging Markets Fund consisted of multiple denominations, primarily of Indian rupees and Taiwan dollars and AXP VP - Threadneedle International Fund consisted of multiple denominations.

--------------------------------------------------------------------------------
79   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

The Funds, except AXP VP - Cash Management Fund and AXP VP - Short Duration U.S. Government Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Guarantees and indemnifications

Under each Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

Dividends

At Feb. 28, 2005, dividends declared for each Fund payable March 1, 2005 are as follows:

Fund                                                                                    Amount per share
------------------------------------------------------------------------------------------------------------
AXP VP - Cash Management Fund                                                               $0.001
AXP VP - Core Bond Fund                                                                      0.027
AXP VP - Diversified Bond Fund                                                               0.033
AXP VP - Diversified Equity Income Fund                                                      0.048
AXP VP - Global Bond Fund                                                                    0.087
AXP VP - Growth Fund                                                                         0.002
AXP VP - High Yield Bond Fund                                                                0.036
AXP VP - Income Opportunities Fund                                                           0.050
AXP VP - Large Cap Equity Fund                                                               0.052
AXP VP - Large Cap Value Fund                                                                0.016
AXP VP - Managed Fund                                                                        0.088
AXP VP - New Dimensions Fund                                                                 0.025
AXP VP - Partners Select Value Fund                                                          0.004
AXP VP - S&P 500 Index Fund                                                                  0.028
AXP VP - Short Duration U.S. Government Fund                                                 0.022
AXP VP - Threadneedle International Fund                                                     0.007
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
80   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly, when available, for AXP VP - Cash Management Fund, AXP VP - Core Bond Fund, AXP VP - Diversified Bond Fund, AXP VP - Global Bond Fund, AXP VP - High Yield Bond Fund, AXP VP - Income Opportunities Fund, AXP VP - Inflation Protected Securities Fund and AXP VP - Short Duration U.S. Government Fund. Dividends from net investment income are declared and distributed quarterly, when available, for AXP VP - Diversified Equity Income Fund, AXP VP - Equity Select Fund, AXP VP - Growth Fund, AXP VP - Large Cap Equity Fund, AXP VP - Large Cap Value Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund, AXP VP - Partners Select Value Fund, AXP VP - Partners Small Cap Value Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Strategy Aggressive Fund, AXP VP - Threadneedle Emerging Markets Fund and AXP VP - Threadneedle International Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

The Funds have an Investment Management Services Agreement with AEFC for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

Fund                                                                                   Percentage range
------------------------------------------------------------------------------------------------------------
AXP VP - Cash Management Fund                                                          0.510% to 0.440%
AXP VP - Core Bond Fund                                                                0.630% to 0.555%
AXP VP - Diversified Bond Fund                                                         0.610% to 0.535%
AXP VP - Diversified Equity Income Fund                                                0.560% to 0.470%
AXP VP - Equity Select Fund                                                            0.650% to 0.560%
AXP VP - Global Bond Fund                                                              0.840% to 0.780%
AXP VP - Growth Fund                                                                   0.630% to 0.570%
AXP VP - High Yield Bond Fund                                                          0.620% to 0.545%
AXP VP - Income Opportunities Fund                                                     0.640% to 0.565%
AXP VP - Inflation Protected Securities                                                0.490% to 0.415%
AXP VP - Large Cap Equity Fund                                                         0.630% to 0.570%
AXP VP - Large Cap Value Fund                                                          0.630% to 0.570%
AXP VP - Managed Fund                                                                  0.630% to 0.550%
AXP VP - New Dimensions Fund                                                           0.630% to 0.570%
AXP VP - Partners Select Value Fund                                                    0.810% to 0.720%
AXP VP - Partners Small Cap Value Fund                                                 1.020% to 0.920%
AXP VP - S&P 500 Index Fund                                                            0.290% to 0.260%
AXP VP - Short Duration U.S. Government Fund                                           0.610% to 0.535%
AXP VP - Small Cap Advantage Fund                                                      0.790% to 0.650%
AXP VP - Strategy Aggressive Fund                                                      0.650% to 0.575%
AXP VP - Threadneedle Emerging Markets Fund                                            1.170% to 1.095%
AXP VP - Threadneedle International Fund                                               0.870% to 0.795%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
81   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment of 0.08% for AXP VP - Managed Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. In certain circumstances, the board may approve a change in the index. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the six months ended Feb. 28, 2005 are as follows:

                                                                                              Increase
Fund                                              Index name                                 (decrease)
------------------------------------------------------------------------------------------------------------
AXP VP - Diversified Equity Income Fund           Lipper Equity Income Funds Index           $ 374,219
AXP VP - Equity Select Fund                       Lipper Mid-Cap Growth Funds Index           (100,068)
AXP VP - Growth Fund                              Lipper Large-Cap Growth Funds Index           56,708
AXP VP - Large Cap Equity Fund                    Lipper Large-Cap Core Funds Index           (636,744)
AXP VP - Large Cap Value Fund                     Lipper Large-Cap Value Funds Index                 8
AXP VP - Managed Fund                             Lipper Balanced Funds Index                  292,264
AXP VP - New Dimensions Fund                      Lipper Large-Cap Growth Funds Index         (673,814)
AXP VP - Partners Select Value Fund               Lipper Multi-Cap Value Funds Index              (143)
AXP VP - Partners Small Cap Value Fund            Lipper Small-Cap Value Funds Index           (48,810)
AXP VP - Small Cap Advantage Fund                 Lipper Small-Cap Core Funds Index            (66,013)
AXP VP - Strategy Aggressive Fund                 Lipper Mid-Cap Growth Funds Index           (435,885)
AXP VP - Threadneedle Emerging Markets Fund       Lipper Emerging Markets Funds Index          (18,330)
AXP VP - Threadneedle International Fund          Lipper International Funds Index            (239,198)
------------------------------------------------------------------------------------------------------------

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of AEFC, to subadvise the assets of AXP VP
- Threadneedle Emerging Markets Fund and AXP VP - Threadneedle International
Fund.

AEFC has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC, to subadvise the assets of AXP VP - Small Cap Advantage Fund.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company, to subadvise the assets of AXP VP - Partners Select Value Fund.

AEFC has Subadvisory Agreements with Royce & Associates, LLC, a direct wholly-owned subsidiary of Legg Mason, Goldman Sachs Asset Management, L.P., Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc. and Franklin Portfolio Associates LLC, each which subadvises a portion of the assets of AXP VP - Partners Small Cap Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse AEFC an amount equal to the cost of certain expenses incurred and paid by AEFC in connection with each Fund's operations. The Funds also pay custodian fees to American Express Trust Company, an affiliate of AEFC. The reimbursement paid by AXP VP - Cash Management Fund will be limited to 0.25% of the Fund's average daily net assets.

The Funds have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate up to 0.125% of each Fund's average daily net assets.

--------------------------------------------------------------------------------
82   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

The Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

Fund                                                                                  Percentage range
------------------------------------------------------------------------------------------------------------
AXP VP - Cash Management Fund                                                         0.030% to 0.020%
AXP VP - Core Bond Fund                                                               0.050% to 0.025%
AXP VP - Diversified Bond Fund                                                        0.050% to 0.025%
AXP VP - Diversified Equity Income Fund                                               0.040% to 0.020%
AXP VP - Equity Select Fund                                                           0.060% to 0.030%
AXP VP - Global Bond Fund                                                             0.060% to 0.040%
AXP VP - Growth Fund                                                                  0.050% to 0.030%
AXP VP - High Yield Bond Fund                                                         0.050% to 0.025%
AXP VP - Income Opportunities Fund                                                    0.050% to 0.025%
AXP VP - Inflation Protected Securities Fund                                          0.050% to 0.025%
AXP VP - Large Cap Equity Fund                                                        0.050% to 0.030%
AXP VP - Large Cap Value Fund                                                         0.050% to 0.030%
AXP VP - Managed Fund                                                                 0.040% to 0.020%
AXP VP - New Dimensions Fund                                                          0.050% to 0.030%
AXP VP - Partners Select Value Fund                                                   0.060% to 0.035%
AXP VP - Partners Small Cap Value Fund                                                0.080% to 0.055%
AXP VP - S&P 500 Index Fund                                                           0.080% to 0.065%
AXP VP - Short Duration U.S. Government Fund                                          0.050% to 0.025%
AXP VP - Small Cap Advantage Fund                                                     0.060% to 0.035%
AXP VP - Strategy Aggressive Fund                                                     0.060% to 0.035%
AXP VP - Threadneedle Emerging Markets Fund                                           0.100% to 0.050%
AXP VP - Threadneedle International Fund                                              0.060% to 0.035%
------------------------------------------------------------------------------------------------------------

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other American Express mutual funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

For the six months ended Feb. 28, 2005, AEFC and its affiliates waived certain fees and expenses to 0.95% for AXP VP - Core Bond Fund, 0.99% for AXP VP - Income Opportunities Fund, 0.75% for AXP VP - Inflation Protected Securities Fund, 1.05% for AXP VP - Large Cap Value Fund, 1.15% for AXP VP - Partners Select Value Fund and 0.49% for AXP VP - S&P 500 Index Fund. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Aug. 31, 2005. Under this agreement, net expenses will not exceed the following percentage of the Fund's average daily net assets:

Fund                                                                                    Percentage
------------------------------------------------------------------------------------------------------------
AXP VP - Core Bond Fund                                                                   0.950%
AXP VP - Equity Select Fund                                                               1.100%
AXP VP - Income Opportunities Fund                                                        0.990%
AXP VP - Inflation Protected Securities Fund                                              0.750%
AXP VP - Large Cap Value Fund                                                             1.050%
AXP VP - Partners Select Value Fund                                                       1.150%
AXP VP - Partners Small Cap Value Fund                                                    1.300%
AXP VP - S&P 500 Index Fund                                                               0.495%
AXP VP - Threadneedle Emerging Markets Fund                                               1.750%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
83   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

During the six months ended Feb. 28, 2005, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                                                 Reduction
------------------------------------------------------------------------------------------------------------
AXP VP - Cash Management Fund                                                         $  636
AXP VP - Core Bond Fund                                                                3,293
AXP VP - Diversified Bond Fund                                                         2,384
AXP VP - Diversified Equity Income Fund                                                  442
AXP VP - Equity Select Fund                                                            2,215
AXP VP - Global Bond Fund                                                                817
AXP VP - Growth Fund                                                                   2,056
AXP VP - High Yield Bond Fund                                                          1,749
AXP VP - Income Opportunities Fund                                                     3,093
AXP VP - Inflation Protected Securities Fund                                             716
AXP VP - Large Cap Equity Fund                                                           250
AXP VP - Large Cap Value Fund                                                          2,894
AXP VP - Managed Fund                                                                  1,179
AXP VP - New Dimensions Fund                                                             422
AXP VP - S&P 500 Index Fund                                                            4,330
AXP VP - Short Duration U.S. Government Fund                                             514
AXP VP - Small Cap Advantage Fund                                                         86
AXP VP - Strategy Aggressive Fund                                                        577
AXP VP - Threadneedle Emerging Markets Fund                                            1,987
AXP VP - Threadneedle International Fund                                                 888
------------------------------------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

For the six months ended Feb. 28, 2005, cost of purchases and proceeds from sales of securities aggregated $1,419,959,141 and $1,506,772,000, respectively, for AXP VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                                              Purchases                Proceeds
------------------------------------------------------------------------------------------------------------
AXP VP - Core Bond Fund                                         $   73,915,577          $   66,828,596
AXP VP - Diversified Bond Fund                                   2,529,804,908           2,433,041,183
AXP VP - Diversified Equity Income Fund                            416,658,073             152,168,659
AXP VP - Equity Select Fund                                         54,883,403              55,986,697
AXP VP - Global Bond Fund                                          275,849,655             220,366,576
AXP VP - Growth Fund                                               215,258,820             222,084,605
AXP VP - High Yield Bond Fund                                      720,238,450             668,866,267
AXP VP - Income Opportunities Fund                                  14,743,124               8,902,857
AXP VP - Inflation Protected Securities Fund(a)                     18,166,565               3,940,186
AXP VP - Large Cap Equity Fund                                   2,181,447,370           2,416,888,661
AXP VP - Large Cap Value Fund                                        5,237,506               2,182,939
AXP VP - Managed Fund                                            1,737,613,091           1,859,909,947
AXP VP - New Dimensions Fund                                       905,338,185           1,229,738,719
AXP VP - Partners Select Value Fund                                  5,903,046               1,586,798
AXP VP - Partners Small Cap Value Fund                             128,970,467              98,969,991
AXP VP - S&P 500 Index Fund                                         38,649,121               4,793,942
AXP VP - Short Duration U.S. Government Fund                       368,552,998             374,393,782
AXP VP - Small Cap Advantage Fund                                  122,529,855             108,535,376
AXP VP - Strategy Aggressive Fund                                  146,042,904             260,514,799
AXP VP - Threadneedle Emerging Markets Fund                         67,550,857              36,457,330
AXP VP - Threadneedle International Fund                           470,584,320             437,189,971
------------------------------------------------------------------------------------------------------------

(a) For the period from Sept. 13, 2004 (date the Fund became available) to Feb. 28, 2005.

Net realized gains and losses on investment sales are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC for the six months ended Feb. 28, 2005 are as follows:

Fund                                                                                  Amount paid
------------------------------------------------------------------------------------------------------------
AXP VP - Diversified Equity Income Fund                                                 $ 1,052
AXP VP - Growth Fund                                                                        714
AXP VP - Large Cap Equity Fund                                                           14,132
AXP VP - Managed Fund                                                                     3,299
AXP VP - New Dimensions Fund                                                             11,952
------------------------------------------------------------------------------------------------------------

Brokerage commissions paid to brokers affiliated with the subadvisers for AXP VP - Partners Select Value Fund and AXP VP - Partners Small Cap Value Fund were $3,125 and $297, respectively, for the six months ended Feb. 28, 2005.

--------------------------------------------------------------------------------
84   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                               Six months ended Feb. 28, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                                                AXP VP -                 AXP VP -                AXP VP -
                                                                  Cash                     Core                 Diversified
                                                               Management                  Bond                    Bond
                                                                  Fund                     Fund                    Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                           118,773,042               1,136,037               8,412,095
Issued for reinvested distributions                              4,441,563                  57,122               3,206,627
Redeemed                                                      (210,840,553)               (213,898)             (9,905,622)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                        (87,625,948)                979,261               1,713,100
----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Year ended Aug. 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                 AXP VP -                AXP VP -                AXP VP -
                                                                  Cash                     Core                 Diversified
                                                               Management                  Bond                    Bond
                                                                  Fund                    Fund(a)                  Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                           407,892,748               1,167,565              11,630,729
Fund merger                                                     46,106,543                     N/A               7,879,202
Issued for reinvested distributions                              3,354,489                  33,416               5,685,611
Redeemed                                                      (552,221,480)               (150,706)            (35,168,272)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                        (94,867,700)              1,050,275              (9,972,730)
----------------------------------------------------------------------------------------------------------------------------------
(a) For the period from Feb. 4, 2004 (date the Fund became
    available) to Aug. 31, 2004.

                                                                               Six months ended Feb. 28, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                                                AXP VP -                 AXP VP -                AXP VP -
                                                               Diversified                Equity                  Global
                                                              Equity Income               Select                   Bond
                                                                  Fund                     Fund                    Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                            21,167,019               1,364,762               5,813,867
Issued for reinvested distributions                                691,998                      --               1,019,984
Redeemed                                                          (668,463)             (1,128,478)               (863,937)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         21,190,554                 236,284               5,969,914
----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Year ended Aug. 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                AXP VP -                 AXP VP -                AXP VP -
                                                               Diversified                Equity                  Global
                                                              Equity Income               Select                   Bond
                                                                  Fund                     Fund                    Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                            37,052,964               6,310,689               8,683,374
Fund merger                                                      1,133,932                     N/A                     N/A
Issued for reinvested distributions                                698,518                      --               1,907,183
Redeemed                                                        (1,803,706)               (935,350)             (2,842,102)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         37,081,708               5,375,339               7,748,455
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
85   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

                                                                                Six months ended Feb. 28, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                                                  AXP VP -               AXP VP -                  AXP VP -
                                                                  Growth               High Yield                   Income
                                                                   Fund                 Bond Fund                Opportunities
                                                                                                                    Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                             1,808,524              13,483,315                 643,319
Issued for reinvested distributions                                 94,213               5,910,743                  58,768
Redeemed                                                        (2,924,687)             (6,130,363)                (27,811)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         (1,021,950)             13,263,695                 674,276
----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Year ended Aug. 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                 AXP VP -               AXP VP -                   AXP VP -
                                                                  Growth               High Yield                   Income
                                                                   Fund                 Bond Fund                Opportunities
                                                                                                                   Fund(a)
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                             8,891,498              42,800,480                   4,125
Issued for reinvested distributions                                 83,497              11,120,215                  15,146
Redeemed                                                        (4,039,515)            (18,357,854)                 (2,993)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          4,935,480              35,562,841                  16,278
----------------------------------------------------------------------------------------------------------------------------------

(a) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

                                                                               Six months ended Feb. 28, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                                                  AXP VP -               AXP VP -                  AXP VP -
                                                                 Inflation               Large Cap                Large Cap
                                                                 Protected                Equity                    Value
                                                             Securities Fund(a)            Fund                     Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                             1,564,991               2,835,434                 312,478
Issued for reinvested distributions                                  7,777                 692,726                  11,831
Redeemed                                                           (49,007)            (11,621,441)                (22,551)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          1,523,761              (8,093,281)                301,758
----------------------------------------------------------------------------------------------------------------------------------

(a) For the period from Sept. 13, 2004 (date the Fund became available) to Feb. 28, 2005.

                                                                                  Year ended Aug. 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                   AXP VP -              AXP VP -                 AXP VP -
                                                                   Inflation             Large Cap                Large Cap
                                                                   Protected              Equity                    Value
                                                                Securities Fund            Fund                    Fund(a)
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                                   N/A               3,370,740                 435,972
Fund merger                                                            N/A              34,368,282                     N/A
Issued for reinvested distributions                                    N/A                 678,836                   1,370
Redeemed                                                               N/A             (17,070,590)                 (9,197)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                N/A              21,347,268                 428,145
----------------------------------------------------------------------------------------------------------------------------------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

--------------------------------------------------------------------------------
86   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

                                                                                Six months ended Feb. 28, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                                                  AXP VP -                AXP VP -                AXP VP -
                                                                  Managed                  New                    Partners
                                                                   Fund                 Dimensions              Select Value
                                                                                           Fund                     Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                               950,137                 785,965                 543,220
Issued for reinvested distributions                              2,127,191               1,442,120                   8,761
Redeemed                                                       (15,426,837)            (26,471,750)                (18,368)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                        (12,349,509)            (24,243,665)                533,613
----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Year ended Aug. 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                 AXP VP -                AXP VP -                 AXP VP -
                                                                 Managed                   New                    Partners
                                                                  Fund                  Dimensions              Select Value
                                                                                           Fund                    Fund(a)
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                             2,270,005               9,122,276                 581,840
Fund merger                                                     26,869,054                     N/A                     N/A
Issued for reinvested distributions                              3,807,992               1,368,805                     342
Redeemed                                                       (30,822,612)            (26,509,122)                (17,212)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          2,124,439             (16,018,041)                564,970
----------------------------------------------------------------------------------------------------------------------------------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

                                                                               Six months ended Feb. 28, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                                                  AXP VP -               AXP VP -                 AXP VP -
                                                               Partners Small            S&P 500              Short Duration
                                                                 Cap Value                Index               U.S. Government
                                                                   Fund                    Fund                    Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                             3,982,340               4,924,538               2,891,255
Issued for reinvested distributions                              1,661,201                 349,406                 633,242
Redeemed                                                          (260,469)               (896,511)             (3,635,948)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          5,383,072               4,377,433                (111,451)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Year ended Aug. 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                  AXP VP -              AXP VP -                   AXP VP -
                                                               Partners Small            S&P 500               Short Duration
                                                                 Cap Value                Index                U.S. Government
                                                                   Fund                   Fund                      Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                             6,391,238              14,172,187               8,475,468
Fund merger                                                            N/A                     N/A               2,394,508
Issued for reinvested distributions                                201,350                 337,998               1,274,589
Redeemed                                                          (868,840)             (1,851,687)             (8,983,052)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          5,723,748              12,658,498               3,161,513
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
87   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

                                                                                  Six months ended Feb. 28, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                                                  AXP VP -              AXP VP -                  AXP VP -
                                                                 Small Cap              Strategy                Threadneedle
                                                                 Advantage             Aggressive             Emerging Markets
                                                                   Fund                   Fund                     Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                             1,166,994                 162,748               3,400,107
Issued for reinvested distributions                                666,902                      --                 228,513
Redeemed                                                          (397,871)            (15,989,954)               (442,740)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          1,436,025             (15,827,206)              3,185,880
----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Year ended Aug. 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                 AXP VP -                AXP VP -                AXP VP -
                                                                 Small Cap               Strategy              Threadneedle
                                                                 Advantage              Aggressive           Emerging Markets
                                                                   Fund                    Fund                    Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                             5,947,797               2,637,965               3,182,131
Fund merger                                                            N/A                     N/A                     N/A
Issued for reinvested distributions                                     --                      --                  25,814
Redeemed                                                          (419,580)            (26,077,460)               (448,306)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          5,528,217             (23,439,495)              2,759,639
----------------------------------------------------------------------------------------------------------------------------------

                                                                               Six months ended Feb. 28, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         AXP VP -
                                                                                       Threadneedle
                                                                                       International
                                                                                           Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                                                     5,759,994
Issued for reinvested distributions                                                        640,289
Redeemed                                                                                (4,167,881)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                                  2,232,402
----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Year ended Aug. 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         AXP VP -
                                                                                       Threadneedle
                                                                                       International
                                                                                           Fund
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                                                    11,006,483
Fund merger                                                                             21,939,684
Issued for reinvested distributions                                                      1,079,430
Redeemed                                                                               (18,496,473)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                                 15,529,124
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
88   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Feb. 28, 2005, AXP VP - Global Bond Fund has entered into forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

AXP VP - Global Bond Fund

                                 Currency to                Currency to              Unrealized              Unrealized
Exchange date                   be delivered                be received             appreciation            depreciation
----------------------------------------------------------------------------------------------------------------------------------
March 1, 2005                      2,063,115                  1,561,286               $  4,184                $     --
                                 U.S. Dollar     European Monetary Unit
March 2, 2005                        865,995                    656,156                  2,822                      --
                                 U.S. Dollar     European Monetary Unit
March 2, 2005                        451,953                 47,617,804                  3,545                      --
                                 U.S. Dollar               Japanese Yen
March 7, 2005                      7,030,000                  9,118,121                     --                 191,192
                      European Monetary Unit                U.S. Dollar
March 10, 2005                    10,710,900              1,130,000,000                104,759                      --
                                 U.S. Dollar               Japanese Yen
March 10, 2005                     1,137,010                120,000,000                 11,556                      --
                                 U.S. Dollar               Japanese Yen
March 14, 2005                    10,990,000                 14,170,979                     --                 384,219
                      European Monetary Unit                U.S. Dollar
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                 $126,866                $575,411
----------------------------------------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

Presented below is information regarding securities on loan at Feb. 28, 2005.

                                                     AXP VP -             AXP VP -               AXP VP -             AXP VP -
                                                 Diversified Bond    Diversified Equity          Large Cap             Managed
                                                       Fund              Income Fund            Equity Fund             Fund
----------------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers             $11,655,000           $5,527,881             $59,740,840          $15,381,100
----------------------------------------------------------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                               $11,970,000           $5,942,100             $61,975,000          $15,982,500
U.S. government securities, at value                        --                   --                      --                   --
----------------------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned    $11,970,000           $5,942,100             $61,975,000          $15,982,500
----------------------------------------------------------------------------------------------------------------------------------

                                                    AXP VP -             AXP VP -                AXP VP -              AXP VP -
                                                      New                Small Cap               Strategy            Threadneedle
                                                   Dimensions            Advantage              Aggressive           International
                                                      Fund                  Fund                   Fund                  Fund
----------------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers             $19,988,000           $2,501,590             $10,463,430          $18,461,450
----------------------------------------------------------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                               $20,800,000           $2,613,000             $11,084,500          $18,725,000
U.S. government securities, at value                        --                   --                      --                   --
----------------------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned    $20,800,000           $2,613,000             $11,084,500          $18,725,000
----------------------------------------------------------------------------------------------------------------------------------

Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities."

Income from securities lending for the six months ended Feb. 28, 2005 are as follows:

Fund                                                                             Amount
------------------------------------------------------------------------------------------------------------
AXP VP - Diversified Bond Fund                                                  $ 83,188
AXP VP - Diversified Equity Income Fund                                           39,844
AXP VP - Global Bond Fund                                                         20,688
AXP VP - Growth Fund                                                                 386
AXP VP - Large Cap Equity Fund                                                   163,046
AXP VP - Managed Fund                                                             92,474
AXP VP - New Dimensions Fund                                                      23,838
AXP VP - Small Cap Advantage Fund                                                 13,493
AXP VP - Strategy Aggressive Fund                                                 20,964
AXP VP - Threadneedle International Fund                                         164,852
------------------------------------------------------------------------------------------------------------

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
89   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

7. FUTURES CONTRACTS

At Feb. 28, 2005, AXP VP - Core Bond Fund's investments in securities included securities valued at $29,461 that were pledged as collateral to cover initial margin deposits on 25 open sale interest rate futures contracts. The notional market value of the open sale interest rate futures contracts at Feb. 28, 2005 was $2,723,125 with a net unrealized gain of $20,673. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2005, AXP VP - Diversified Bond Fund's investments in securities included securities valued at $1,833,248 that were pledged as collateral to cover initial margin deposits on 239 open purchase interest rate futures contracts and 1,707 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Feb. 28, 2005 was $26,850,156 with a net unrealized loss of $273,565. The notional market value of the open sale interest rate futures contracts at Feb. 28, 2005 was $188,039,875 with a net unrealized gain of $664,882. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2005, AXP VP - Global Bond Fund's investments in securities included securities valued at $138,840 that were pledged as collateral to cover initial margin deposits on 119 open sale interest rate futures contracts. The notional market value of the open sale interest rate futures contracts at Feb. 28, 2005 was $13,102,875 with a net unrealized gain of $45,024. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2005, AXP VP - Managed Fund's investments in securities included securities valued at $934,663 that were pledged as collateral to cover initial margin deposits on 200 open purchase interest rate futures contracts and 986 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Feb. 28, 2005 was $22,468,750 with a net unrealized loss of $228,925. The notional market value of the open sale interest rate futures contracts at Feb. 28, 2005 was $108,262,000 with a net unrealized gain of $434,900. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2005, AXP VP - S&P 500 Index Fund's investments in securities included securities valued at $905,353 that were pledged as collateral to cover initial margin deposits on 144 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts at Feb. 28, 2005 was $8,669,520 with a net unrealized gain of $98,519. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Feb. 28, 2005, AXP VP - Short Duration U.S. Government Fund's investments in securities included securities valued at $148,189 that were pledged as collateral to cover initial margin deposits on 78 open purchase interest rate futures contracts and 132 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Feb. 28, 2005 was $16,176,469 with a net unrealized loss of $32,000. The notional market value of the open sale interest rate futures contracts at Feb. 28, 2005 was $14,324,438 with a net unrealized gain of $58,965. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by AXP VP - Growth Fund during the six months ended Feb. 28, 2005 are as follows:

                                                         Calls                                          Puts
----------------------------------------------------------------------------------------------------------------------------------
                                           Contracts               Premiums               Contracts               Premiums
----------------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2004                          --                  $    --                    --                 $     --
Opened                                         72                   81,501                   920                  882,640
Closed                                         --                       --                    --                       --
Expired                                        --                       --                    --                       --
----------------------------------------------------------------------------------------------------------------------------------
Balance Feb. 28, 2005                          72                  $81,501                   920                 $882,640
----------------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - New Dimensions Fund during the six months ended Feb. 28, 2005 are as follows:

                                                         Calls                                          Puts
----------------------------------------------------------------------------------------------------------------------------------
                                           Contracts               Premiums               Contracts               Premiums
----------------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2004                          --                 $     --                    --                    $--
Opened                                      4,000                  349,988                    --                     --
Closed                                         --                       --                    --                     --
Expired                                        --                       --                    --                     --
----------------------------------------------------------------------------------------------------------------------------------
Balance Feb. 28, 2005                       4,000                 $349,988                    --                    $--
----------------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
90   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Contracts and premiums associated with options contracts written by AXP VP - Short Duration U.S. Government Fund during the six months ended Feb. 28, 2005 are as follows:

                                                         Calls                                          Puts
----------------------------------------------------------------------------------------------------------------------------------
                                           Contracts               Premiums               Contracts               Premiums
----------------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2004                          --                      $--                    75                  $ 41,887
Opened                                         --                       --                    --                        --
Closed                                         --                       --                    --                        --
Expired                                        --                       --                   (75)                  (41,887)
----------------------------------------------------------------------------------------------------------------------------------
Balance Feb. 28, 2005                          --                      $--                    --                  $     --
----------------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs at Aug. 31, 2004 are as follows:

Fund                                                                                                            Carry-over
----------------------------------------------------------------------------------------------------------------------------------
AXP VP - Cash Management Fund                                                                                $       3,072
AXP VP - Core Bond Fund                                                                                            145,044
AXP VP - Diversified Bond Fund                                                                                 151,358,644
AXP VP - Diversified Equity Income Fund                                                                          3,603,954
AXP VP - Equity Select Fund                                                                                      6,215,578
AXP VP - Global Bond Fund                                                                                        1,693,457
AXP VP - Growth Fund                                                                                           143,267,473
AXP VP - High Yield Bond Fund                                                                                  252,893,099
AXP VP - Income Opportunities Fund                                                                                      --
AXP VP - Large Cap Equity Fund                                                                                 622,844,931
AXP VP - Large Cap Value Fund                                                                                           --
AXP VP - Managed Fund                                                                                          159,494,410
AXP VP - New Dimensions Fund                                                                                   399,517,353
AXP VP - Partners Select Value Fund                                                                                     --
AXP VP - Partners Small Cap Value Fund                                                                                  --
AXP VP - S&P 500 Index Fund                                                                                      2,210,617
AXP VP - Short Duration U.S. Government Fund                                                                     4,101,253
AXP VP - Small Cap Advantage Fund                                                                                       --
AXP VP - Strategy Aggressive Fund                                                                            1,400,202,513
AXP VP - Threadneedle Emerging Markets Fund                                                                             --
AXP VP - Threadneedle International Fund                                                                       795,220,548
----------------------------------------------------------------------------------------------------------------------------------

At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

Fund                                                               2007                     2008                    2009
----------------------------------------------------------------------------------------------------------------------------------
AXP VP - Cash Management Fund                                  $        --              $     3,072             $        --
AXP VP - Core Bond Fund                                                 --                       --                      --
AXP VP - Diversified Bond Fund                                  14,789,852               53,324,465              47,894,894
AXP VP - Diversified Equity Income Fund                                 --                       --                 115,766
AXP VP - Equity Select Fund                                             --                       --                      --
AXP VP - Global Bond Fund                                               --                       --                      --
AXP VP - Growth Fund                                                    --                       --                      --
AXP VP - High Yield Bond Fund                                           --                5,727,984              40,154,779
AXP VP - Income Opportunities Fund                                      --                       --                      --
AXP VP - Large Cap Equity Fund                                          --                       --             160,388,406
AXP VP - Large Cap Value Fund                                           --                       --                      --
AXP VP - Managed Fund                                                   --               33,216,493              59,893,474
AXP VP - New Dimensions Fund                                            --                       --                      --
AXP VP - Partners Select Value Fund                                     --                       --                      --
AXP VP - Partners Small Cap Value Fund                                  --                       --                      --
AXP VP - S&P 500 Index Fund                                             --                       --                      --
AXP VP - Short Duration U.S. Government Fund                            --                       --                      --
AXP VP - Small Cap Advantage Fund                                       --                       --                      --
AXP VP - Strategy Aggressive Fund                                       --                       --             124,275,882
AXP VP - Threadneedle Emerging Markets Fund                             --                       --                      --
AXP VP - Threadneedle International Fund                                --               44,583,531              18,436,163
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
91   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Fund                                                          2010              2011              2012              2013
----------------------------------------------------------------------------------------------------------------------------------
AXP VP - Cash Management Fund                             $         --      $         --      $        --       $        --
AXP VP - Core Bond Fund                                             --                --          145,044                --
AXP VP - Diversified Bond Fund                               9,863,475        15,651,826        4,207,631         5,626,501
AXP VP - Diversified Equity Income Fund                             --         3,488,188               --                --
AXP VP - Equity Select Fund                                         --           859,005               --         5,356,573
AXP VP - Global Bond Fund                                    1,693,457                --               --                --
AXP VP - Growth Fund                                        62,888,817        79,742,473               --           636,183
AXP VP - High Yield Bond Fund                              100,694,093       106,316,243               --                --
AXP VP - Income Opportunities Fund                                  --                --               --                --
AXP VP - Large Cap Equity Fund                              64,179,516       398,277,009               --                --
AXP VP - Large Cap Value Fund                                       --                --               --                --
AXP VP - Managed Fund                                               --        66,384,443               --                --
AXP VP - New Dimensions Fund                               249,136,806       150,380,547               --                --
AXP VP - Partners Select Value Fund                                 --                --               --                --
AXP VP - Partners Small Cap Value Fund                              --                --               --                --
AXP VP - S&P 500 Index Fund                                    171,047         2,039,570               --                --
AXP VP - Short Duration U.S. Government Fund                        --                --               --         4,101,253
AXP VP - Small Cap Advantage Fund                                   --                --               --                --
AXP VP - Strategy Aggressive Fund                          869,472,336       310,534,170       39,544,440        56,375,685
AXP VP - Threadneedle Emerging Markets Fund                         --                --               --                --
AXP VP - Threadneedle International Fund                   619,734,726        90,583,080       21,883,048                --
----------------------------------------------------------------------------------------------------------------------------------

The Funds, in connection with the mergers as described in Note 10, acquired the following capital loss carry-over:

Fund                                                                                                           Carry-over
----------------------------------------------------------------------------------------------------------------------------------
AXP VP - Cash Management Fund                                                                                 $         --
AXP VP - Diversified Bond Fund                                                                                   1,887,673
AXP VP - Diversified Equity Income Fund                                                                            203,410
AXP VP - Large Cap Equity Fund                                                                                 219,522,945
AXP VP - Managed Fund                                                                                           93,466,496
AXP VP - Short Duration U.S. Government Fund                                                                       105,388
AXP VP - Threadneedle International Fund                                                                        65,239,405
----------------------------------------------------------------------------------------------------------------------------------

In addition to the acquired capital loss carry-overs, the Funds also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire.

10. FUND MERGERS

AXP VP - Cash Management Fund

At the close of business on July 9, 2004, AXP VP - Cash Management Fund acquired the assets and assumed the identified liabilities of IDS Life Series Money Market Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Cash Management Fund immediately before the acquisition were $715,812,600 and the combined net assets immediately after the acquisition were $761,902,594.

The merger was accomplished by a tax-free exchange of 46,093,550 shares of IDS Life Series Money Market Portfolio valued at $46,089,994.

In exchange for the IDS Life Series Money Market Portfolio shares and net assets, AXP VP - Cash Management Fund issued 46,106,543 shares.

IDS Life Series Money Market Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $46,089,994, which includes $46,089,994 of capital stock.

--------------------------------------------------------------------------------
92   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

At the close of business on July 9, 2004, AXP VP - Diversified Bond Fund acquired the assets and assumed the identified liabilities of IDS Life Series Income Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Diversified Bond Fund immediately before the acquisition were $1,605,166,947 and the combined net assets immediately after the acquisition were $1,687,687,627.

The merger was accomplished by a tax-free exchange of 8,455,589 shares of IDS Life Series Income Portfolio valued at $82,520,680.

In exchange for the IDS Life Series Income Portfolio shares and net assets, AXP VP - Diversified Bond Fund issued 7,879,202 shares.

IDS Life Series Income Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $82,520,680, which includes $84,752,461 of capital stock, ($282,284) of unrealized depreciation and ($1,949,497) of accumulated net realized loss.

AXP VP - Diversified Equity Income Fund

At the close of business on July 9, 2004, AXP VP - Diversified Equity Income Fund acquired the assets and assumed the identified liabilities of IDS Life Series Equity Income Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Diversified Equity Income Fund immediately before the acquisition were $784,736,631 and the combined net assets immediately after the acquisition were $797,507,627.

The merger was accomplished by a tax-free exchange of 1,171,233 shares of IDS Life Series Equity Income Portfolio valued at $12,770,996.

In exchange for the IDS Life Series Equity Income Portfolio shares and net assets, AXP VP - Diversified Equity Income Fund issued 1,133,932 shares.

IDS Life Series Equity Income Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $12,770,996, which includes $11,141,310 of capital stock, $1,942,850 of unrealized appreciation and ($313,164) of accumulated net realized loss.

AXP VP - Large Cap Equity Fund

At the close of business on July 9, 2004, AXP VP - Large Cap Equity Fund acquired the assets and assumed the identified liabilities of AXP VP - Blue Chip Advantage Fund, AXP VP - Stock Fund and IDS Life Series Equity Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Large Cap Equity Fund immediately before the acquisition were $1,956,841,848 and the combined net assets immediately after the acquisition were $2,635,350,043.

The merger was accomplished by a tax-free exchange of the following:

                                                                                           Shares                Value
----------------------------------------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                                                         9,018,701           $ 70,580,460
AXP VP - Stock Fund                                                                       1,802,859           $ 15,558,284
IDS Life Series Equity Portfolio                                                         41,391,258           $592,369,451
----------------------------------------------------------------------------------------------------------------------------------

In exchange for the AXP VP - Blue Chip Advantage Fund, AXP VP - Stock Fund and IDS Life Series Equity Portfolio shares and net assets, AXP VP - Large Cap Equity Fund issued 34,368,282 shares.

AXP VP - Blue Chip Advantage Fund's, AXP VP - Stock Fund's and IDS Life Series Equity Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to tax differences.

                                                                                                                  Temporary
                                           Total            Capital         Unrealized    Accumulated net        book-to-tax
                                        net assets           stock         appreciation    realized loss         differences
----------------------------------------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund      $ 70,580,460      $ 91,818,264      $   525,481     $ (21,763,285)          $  --
AXP VP - Stock Fund                      15,558,284        15,459,338          150,180           (51,233)             (1)
IDS Life Series Equity Portfolio        592,369,451       773,667,893       18,050,167      (199,348,293)           (316)
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
93   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

At the close of business on July 9, 2004, AXP VP - Managed Fund acquired the assets and assumed the identified liabilities of IDS Life Series Managed Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Managed Fund immediately before the acquisition were $2,327,723,407 and the combined net assets immediately after the acquisition were $2,705,102,673.

The merger was accomplished by a tax-free exchange of 28,120,071 shares of IDS Life Series Managed Portfolio valued at $377,379,266.

In exchange for the IDS Life Series Managed Portfolio shares and net assets, AXP VP - Managed Fund issued 26,869,054 shares.

IDS Life Series Managed Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $377,379,266, which includes $463,274,174 of capital stock, $8,315,086 of unrealized appreciation, ($94,202,895) of accumulated net realized loss and ($7,099) of temporary book-to-tax differences.

AXP VP - Short Duration U.S. Government Fund

At the close of business on July 9, 2004, AXP VP - Short Duration U.S. Government Fund acquired the assets and assumed the identified liabilities of IDS Life Series Government Securities Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Short Duration U.S. Government Fund immediately before the acquisition were $472,541,031 and the combined net assets immediately after the acquisition were $497,231,191.

The merger was accomplished by a tax-free exchange of 2,399,885 shares of IDS Life Series Government Securities Portfolio valued at $24,690,160.

In exchange for the IDS Life Series Government Securities Portfolio shares and net assets, AXP VP - Short Duration U.S. Government Fund issued 2,394,508 shares.

IDS Life Series Government Securities Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $24,690,160, which includes $24,504,312 of capital stock, $292,495 of unrealized appreciation and ($106,647) of accumulated net realized loss.

AXP VP - Threadneedle International Fund

At the close of business on July 9, 2004, AXP VP - Threadneedle
International Fund acquired the assets and assumed the identified liabilities of IDS Life Series International Equity Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP VP - Threadneedle International Fund immediately before the acquisition were $823,057,521 and the combined net assets immediately after the acquisition were $1,008,727,812.

The merger was accomplished by a tax-free exchange of 16,165,428 shares of IDS Life Series International Equity Portfolio valued at $185,670,291.

In exchange for the IDS Life Series International Equity Portfolio shares and net assets, AXP VP - Threadneedle International Fund issued 21,939,684 shares.

IDS Life Series International Equity Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $185,670,291, which includes $230,940,962 of capital stock, $20,280,571 of unrealized appreciation, ($65,518,971) of accumulated net realized loss and ($32,271) of temporary book-to-tax differences.

11. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, each Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. Each Fund had no borrowings outstanding during the six months ended Feb. 28, 2005.

--------------------------------------------------------------------------------
94   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP VP - Cash Management Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                           2005(f)      2004          2003         2002       2001

Net asset value, beginning of period                                   $1.00        $1.00         $1.00        $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                             .01           --           .01          .02        .05
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                    (.01)          --          (.01)        (.02)      (.05)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $1.00        $1.00         $1.00        $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                 $686         $773          $868       $1,123     $1,063
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .70%(c)      .69%          .70%         .69%       .68%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.36%(c)      .47%          .72%        1.61%      4.76%
----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                         .68%(e)      .48%          .72%        1.59%      4.94%
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e) Not annualized.
(f) Six months ended Feb. 28, 2005 (Unaudited).

AXP VP - Core Bond Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                        2005(h)       2004(b)

Net asset value, beginning of period                                $10.01         $ 9.98
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                           .15            .14
Net gains (losses) (both realized and unrealized)                     (.02)           .03
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .13            .17
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                  (.15)          (.14)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 9.99         $10.01
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                $45            $36
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                  .95%(e)        .95%(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    2.94%(e)       2.33%(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             181%           221%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      1.40%(g)       1.67%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.99% for the six months ended Feb. 28, 2005 and 1.13% for the period ended Aug. 31, 2004.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(g) Not annualized.
(h) Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
95   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                         2005(f)        2004         2003          2002        2001

Net asset value, beginning of period                                 $10.62        $10.40       $10.38        $10.61      $10.29
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .19           .38          .44           .56         .70
Net gains (losses) (both realized and unrealized)                       .01           .22          .02          (.23)        .30
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .20           .60          .46           .33        1.00
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.21)         (.38)        (.44)         (.56)       (.68)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.61        $10.62       $10.40        $10.38      $10.61
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                              $1,713        $1,696       $1,765        $1,814      $1,626
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .81%(c)       .81%         .81%          .80%        .80%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     3.67%(c)      3.60%        4.23%         5.41%       6.72%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              152%          295%         251%          167%        122%
----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       1.93%(e)      5.84%        4.50%         3.20%      10.07%
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e) Not annualized.
(f) Six months ended Feb. 28, 2005 (Unaudited).

AXP VP - Diversified Equity Income Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                         2005(g)        2004         2003         2002         2001

Net asset value, beginning of period                                 $11.17        $ 9.65        $8.41       $10.20       $10.05
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .10           .17          .17          .13          .11
Net gains (losses) (both realized and unrealized)                      2.02          1.51         1.24        (1.75)         .15
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       2.12          1.68         1.41        (1.62)         .26
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.09)         (.16)        (.17)        (.13)        (.11)
Distributions from realized gains                                        --            --           --         (.04)          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.09)         (.16)        (.17)        (.17)        (.11)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $13.20        $11.17        $9.65       $ 8.41       $10.20
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                              $1,276          $843         $370         $267         $106
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .84%(c)       .86%         .76%         .87%         .91%(d)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.78%(c)      1.77%        2.13%        1.59%        1.49%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               15%           19%          39%          35%          68%
----------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                      19.02%(f)     17.53%       17.00%      (16.16%)       2.56%
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.17% for the year ended Aug. 31, 2001.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Not annualized.
(g) Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
96   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Equity Select Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                         2005(h)        2004       2003        2002       2001(b)
Net asset value, beginning of period                                 $10.11        $10.09     $ 8.54      $ 9.57      $10.27
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                           (.02)         (.05)      (.05)       (.04)       (.01)
Net gains (losses) (both realized and unrealized)                      1.16           .07       1.60        (.99)       (.69)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.14           .02       1.55       (1.03)       (.70)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $11.25        $10.11     $10.09      $ 8.54      $ 9.57
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                $253          $225       $170         $72         $14
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       .81%(d)       .85%      1.06%       1.10%(e)    1.10%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.32%)(d)     (.49%)     (.71%)      (.76%)      (.45%)(d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               23%           25%        19%         20%         19%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      11.36%(g)       .13%     18.20%     (10.77%)     (6.82%)(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2001 (date the Fund became available) to Aug.
    31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.39% and 2.99% for the periods ended Aug. 31, 2002 and 2001, respectively.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(g) Not annualized.
(h) Six months ended Feb. 28, 2005 (Unaudited).

AXP VP - Global Bond Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                         2005(f)        2004         2003          2002         2001
Net asset value, beginning of period                                 $10.82        $10.40       $10.02        $ 9.76        $9.34
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .16           .35          .34           .38          .43
Net gains (losses) (both realized and unrealized)                       .69           .73          .61           .36          .23
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .85          1.08          .95           .74          .66
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.33)         (.66)        (.57)         (.48)        (.24)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $11.34        $10.82       $10.40        $10.02        $9.76
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                $496          $409         $312          $233         $191
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.08%(c)      1.08%        1.09%         1.08%        1.07%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     2.68%(c)      2.76%        3.08%         3.92%        4.54%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               52%          105%         102%           46%          34%
----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       7.90%(e)     10.57%        9.56%         7.83%        7.14%
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e) Not annualized.
(f) Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
97   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Growth Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                        2005(g)       2004         2003          2002        2001
Net asset value, beginning of period                                $5.69         $5.45        $5.00        $ 6.48       $13.46
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                          .01           .02          .01            --         (.01)
Net gains (losses) (both realized and unrealized)                     .49           .24          .45         (1.48)       (6.97)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .50           .26          .46         (1.48)       (6.98)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                 (.01)         (.02)        (.01)           --           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.18         $5.69        $5.45        $ 5.00       $ 6.48
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                              $277          $261         $223          $144         $177
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     .89%(c)       .85%         .99%          .81%         .90%(d)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    .44%(c)       .27%         .20%           --%        (.19%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             85%          192%         199%          272%          41%
----------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                     8.85%(f)      4.64%        9.29%       (22.80%)     (51.87%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 0.91% for the year ended Aug 31, 2001.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Not annualized.
(g) Six months ended Feb. 28, 2005 (Unaudited).

AXP VP - High Yield Bond Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                         2005(f)        2004         2003          2002         2001
Net asset value, beginning of period                                  $6.60         $6.22        $5.66        $ 6.83        $7.76
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .22           .47          .48           .56          .79
Net gains (losses) (both realized and unrealized)                       .28           .38          .54         (1.17)        (.95)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .50           .85         1.02          (.61)        (.16)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.22)         (.47)        (.46)         (.56)        (.77)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $6.88         $6.60        $6.22        $ 5.66        $6.83
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                              $1,268        $1,130         $843          $577         $609
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .83%(c)       .82%         .83%          .83%         .82%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     6.65%(c)      7.30%        8.31%         8.91%       11.04%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               59%          139%         141%          135%          86%
----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       7.63%(e)     14.03%       18.81%        (9.33%)      (1.89%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e) Not annualized.
(f) Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
98   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Income Opportunities Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                          2005(h)       2004(b)
Net asset value, beginning of period                                 $10.29         $ 9.93
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .30            .15
Net gains (losses) (both realized and unrealized)                       .33            .36
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .63            .51
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.30)          (.15)
Distributions from realized gains                                      (.08)            --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.38)          (.15)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.54         $10.29
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                 $23            $16
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   .99%(e)        .99%(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     5.77%(e)       6.03%(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               53%            36%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       6.26%(g)       5.17%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.05% for the six months ended Feb. 28, 2005 and 1.55% for the period ended Aug. 31, 2004.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(g) Not annualized.
(h) Six months ended Feb. 28, 2005 (Unaudited).

AXP VP - Inflation Protected Securities Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                      2005(b)
Net asset value, beginning of period                              $10.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                         .09
Net gains (losses) (both realized and unrealized)                    .15
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     .24
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                (.11)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.13
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                              $20
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                .75%(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   .78%(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)            40%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                    2.40%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 13, 2004 (date the Fund became available) to Feb. 28, 2005 (Unaudited).
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.66% for the period ended Feb. 28, 2005.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(g) Not annualized.

--------------------------------------------------------------------------------
99   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Large Cap Equity Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                         2005(f)        2004         2003          2002         2001
Net asset value, beginning of period                                 $19.32        $18.04       $16.48        $20.87       $37.21
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .12           .14          .10           .10          .05
Net gains (losses) (both realized and unrealized)                      1.58          1.28         1.56         (2.83)      (12.96)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.70          1.42         1.66         (2.73)      (12.91)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.12)         (.14)        (.10)         (.09)        (.04)
Distributions from realized gains                                        --            --           --         (1.57)       (3.39)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.12)         (.14)        (.10)        (1.66)       (3.43)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $20.90        $19.32       $18.04        $16.48       $20.87
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                              $2,573        $2,535       $1,982        $2,227       $3,270
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .77%(c)       .85%         .85%          .80%         .78%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.20%(c)       .72%         .62%          .52%         .13%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               88%          114%         115%          146%          62%
----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       8.78%(e)      7.87%       10.16%       (14.08%)     (36.48%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e) Not annualized
(f) Six months ended Feb. 28, 2005 (Unaudited).

AXP VP - Large Cap Value Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                         2005(h)       2004(b)
Net asset value, beginning of period                                 $10.00        $ 9.99
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .07           .05
Net gains (losses) (both realized and unrealized)                      1.01           .02
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.08           .07
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.07)         (.06)
Distributions from realized gains                                      (.07)           --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.14)         (.06)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.94        $10.00
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                 $11            $7
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                  1.05%(e)      1.05%(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.34%(e)      1.03%(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               24%           24%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      10.77%(g)       .69%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 4.36% for the six months ended Feb. 28, 2005 and 2.85% for the period ended Aug. 31, 2004.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(g) Not annualized.
(h) Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
100   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                         2005(f)        2004         2003          2002         2001
Net asset value, beginning of period                                 $14.17        $13.00       $12.32        $15.30       $20.81
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .17           .31          .31           .33          .44
Net gains (losses) (both realized and unrealized)                       .95          1.17          .82         (1.88)       (4.32)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.12          1.48         1.13         (1.55)       (3.88)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.18)         (.31)        (.31)         (.34)        (.39)
Distributions from realized gains                                        --            --         (.14)        (1.09)       (1.24)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.18)         (.31)        (.45)        (1.43)       (1.63)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $15.11        $14.17       $13.00        $12.32       $15.30
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                              $2,653        $2,664       $2,416        $2,709       $3,759
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .82%(c)       .78%         .80%          .77%         .76%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     2.32%(c)      2.16%        2.48%         2.31%        2.46%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               68%          133%         119%          103%          63%
----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       7.90%(e)     11.39%        9.40%       (10.91%)     (19.37%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e) Not annualized.
(f) Six months ended Feb. 28, 2005 (Unaudited).

AXP VP - New Dimensions Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                         2005(f)        2004         2003          2002         2001
Net asset value, beginning of period                                 $14.52        $14.29       $13.06        $15.49       $25.03
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .11           .10          .08           .07          .02
Net gains (losses) (both realized and unrealized)                       .80           .23         1.23         (2.42)       (8.01)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .91           .33         1.31         (2.35)       (7.99)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.11)         (.10)        (.08)         (.07)        (.02)
Distributions from realized gains                                        --            --           --          (.01)       (1.53)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.11)         (.10)        (.08)         (.08)       (1.55)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $15.32        $14.52       $14.29        $13.06       $15.49
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                              $2,722        $2,932       $3,115        $3,045       $3,892
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .77%(c)       .72%         .82%          .79%         .79%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.42%(c)       .66%         .64%          .47%         .12%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               33%           55%          23%           27%          27%
----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       6.26%(e)      2.29%       10.11%       (15.17%)     (33.05%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e) Not annualized.
(f) Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
101   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Select Value Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                         2005(h)         2004(b)
Net asset value, beginning of period                                 $ 9.95          $9.98
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .03            .02
Net gains (losses) (both realized and unrealized)                      1.21           (.03)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.24           (.01)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.03)          (.02)
Distributions from realized gains                                      (.05)            --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $11.11          $9.95
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                 $16             $9
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                  1.15%(e)       1.15%(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .56%(e)        .50%(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               15%            13%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      12.48%(g)       (.11%)(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.30% for the six months ended Feb. 28, 2005 and 1.97% for the period ended Aug. 31, 2004.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(g) Not annualized.
(h) Six months ended Feb. 28, 2005 (Unaudited).

AXP VP - Partners Small Cap Value Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                         2005(h)      2004       2003        2002        2001(b)
Net asset value, beginning of period                                 $13.10      $11.39     $ 9.52       $9.84       $10.01
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                             --        (.02)      (.03)       (.03)        (.01)
Net gains (losses) (both realized and unrealized)                      2.06        1.92       1.95        (.29)        (.16)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       2.06        1.90       1.92        (.32)        (.17)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                     --          --       (.01)         --           --
Distributions from realized gains                                     (1.19)       (.19)      (.04)         --           --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (1.19)       (.19)      (.05)         --           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $13.97      $13.10     $11.39       $9.52       $ 9.84
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                $319        $229       $134         $63           $5
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.28%(d)    1.27%      1.55%       1.48%        1.50%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .04%(d)    (.20%)     (.43%)      (.67%)      (1.15%)(d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               41%         84%        87%         12%          --%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      15.95%(g)   16.78%     20.24%      (3.19%)      (1.77%)(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 6.86% for the period ended Aug. 31, 2001.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(g) Not annualized.
(h) Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
102   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 Index Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                        2005(g)        2004         2003          2002         2001
Net asset value, beginning of period                                 $7.54         $6.88        $6.24        $ 7.71       $10.38
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                           .08           .09          .08           .07          .06
Net gains (losses) (both realized and unrealized)                      .64           .66          .64         (1.47)       (2.65)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .72           .75          .72         (1.40)       (2.59)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                  (.07)         (.09)        (.08)         (.07)        (.06)
Distributions from realized gains                                       --            --           --            --         (.02)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.07)         (.09)        (.08)         (.07)        (.08)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $8.19         $7.54        $6.88        $ 6.24       $ 7.71
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                               $344          $283         $171           $99          $56
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b),(c)                  .49%(d)       .49%         .50%          .50%         .49%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.95%(d)      1.21%        1.31%         1.01%         .85%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               2%           --%           5%           72%         137%
----------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                      9.70%(f)     10.84%       11.51%       (18.29%)     (24.96%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.55% for the six months ended Feb. 28, 2005 and 0.57%, 0.64%, 0.82% and 1.31% for the
    years ended Aug. 31, 2004, 2003, 2002 and 2001, respectively.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Not annualized.
(g) Six months ended Feb. 28, 2005 (Unaudited).

AXP VP - Short Duration U.S. Government Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                         2005(g)        2004         2003          2002         2001
Net asset value, beginning of period                                 $10.34        $10.46       $10.55        $10.34       $ 9.95
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .13           .25          .27           .34          .52
Net gains (losses) (both realized and unrealized)                      (.13)         (.07)        (.05)          .23          .39
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         --           .18          .22           .57          .91
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.13)         (.25)        (.27)         (.34)        (.52)
Distributions from realized gains                                        --          (.05)        (.04)         (.02)          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.13)         (.30)        (.31)         (.36)        (.52)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.21        $10.34       $10.46        $10.55       $10.34
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                $499          $506         $479          $276         $106
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .82%(c)       .82%         .82%          .83%         .84%(d)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     2.51%(c)      2.36%        2.47%         3.24%        4.94%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               76%          135%         179%          292%          95%
----------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        .06%(f)      1.70%        2.06%         5.42%        9.29%
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 0.87% for the year ended Aug. 31, 2001.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Not annualized.
(g) Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
103   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                         2005(g)        2004         2003         2002         2001
Net asset value, beginning of period                                 $12.64        $11.25       $ 8.79       $10.13       $12.58
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                           (.02)         (.05)        (.02)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                      2.47          1.44         2.48        (1.32)       (2.09)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       2.45          1.39         2.46        (1.34)       (2.10)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from realized gains                                      (.63)           --           --           --         (.35)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $14.46        $12.64       $11.25       $ 8.79       $10.13
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                $231          $184         $102          $59          $49
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.01%(c)      1.10%        1.19%        1.11%        1.16%(d)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.27%)(c)     (.42%)       (.20%)       (.21%)       (.08%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               52%          104%         124%         156%         152%
----------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                      19.54%(f)     12.40%       27.96%      (13.28%)     (16.68%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.26% for the year ended Aug. 31, 2001.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Not annualized.
(g) Six months ended Feb. 28, 2005 (Unaudited).

AXP VP - Strategy Aggressive Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                        2005(f)        2004         2003          2002         2001
Net asset value, beginning of period                                 $6.80         $6.99        $5.72        $ 8.29      $ 27.82
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                          (.02)         (.03)        (.03)         (.04)         .01
Net gains (losses) (both realized and unrealized)                     1.07          (.16)        1.30         (2.53)      (13.01)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.05          (.19)        1.27         (2.57)      (13.00)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                    --            --           --            --         (.02)
Distributions from realized gains                                       --            --           --            --        (6.51)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     --            --           --            --        (6.53)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $7.85         $6.80        $6.99        $ 5.72      $  8.29
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                               $780          $783         $969          $991       $1,815
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      .74%(c)       .72%         .83%          .81%         .78%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.32%)(c)     (.43%)       (.54%)        (.50%)        .10%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              19%           53%          27%          180%         166%
----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                     15.36%(e)     (2.67%)      22.16%       (30.97%)     (53.61%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e) Not annualized.
(f) Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
104   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Threadneedle Emerging Markets Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                         2005(g)        2004        2003         2002         2001
Net asset value, beginning of period                                 $ 9.80         $8.44       $7.04        $6.68       $ 9.61
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .01           .09         .04          .02          .01
Net gains (losses) (both realized and unrealized)                      3.21          1.39        1.38          .34        (2.94)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       3.22          1.48        1.42          .36        (2.93)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.05)         (.12)       (.02)          --           --
Distributions from realized gains                                      (.38)           --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.43)         (.12)       (.02)          --           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $12.59         $9.80       $8.44        $7.04       $ 6.68
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                 $99           $46         $16          $10           $6
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.51%(c)      1.61%(d)    1.75%(d)     1.68%(d)     1.75%(d)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.02%)(c)      .65%        .67%         .31%         .20%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               58%          117%        191%         215%         203%
----------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                      33.56%(f)     17.63%      20.25%        5.45%      (30.49%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.67%, 2.04%, 2.36% and 3.49% for the years ended Aug. 31, 2004, 2003, 2002 and 2001, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Not annualized.
(g) Six months ended Feb. 28, 2005 (Unaudited).

AXP VP - Threadneedle International Fund

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                         2005(f)        2004         2003         2002         2001
Net asset value, beginning of period                                  $8.23         $7.19        $7.00       $ 8.39       $16.98
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                            .02           .08          .08          .07          .03
Net gains (losses) (both realized and unrealized)                      1.60          1.05          .16        (1.35)       (5.57)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.62          1.13          .24        (1.28)       (5.54)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                   (.03)         (.09)        (.05)        (.07)        (.03)
Distributions from realized gains                                        --            --           --         (.01)       (2.97)
Excess distributions from net investment income                          --            --           --         (.03)        (.05)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.03)         (.09)        (.05)        (.11)       (3.05)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $9.82         $8.23        $7.19       $ 7.00       $ 8.39
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                              $1,183          $974         $738         $873       $1,310
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.03%(c)       .98%        1.06%        1.07%        1.04%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .35%(c)       .99%        1.19%         .83%         .31%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               41%          142%         102%         140%         278%
----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      19.61%(e)     15.77%        3.48%      (15.38%)     (36.90%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e) Not annualized.
(f) Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
105   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Cash Management Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Certificates of deposit (5.5%)

Issuer            Effective      Principal             Value(a)
                   yield          amount

Banks and savings & loans

AmSouth Bank
   05-06-05       2.55%         $5,500,000(c)        $5,499,798

Canadian Imperial Bank of Commerce Yankee
   05-31-05       2.61           8,000,000(c)         7,999,458

Credit Suisse First Boston NY
   02-14-06       2.76          10,000,000           10,000,000

DEPFA Bank
   05-27-05       2.86           2,000,000            2,000,000

SLM
   03-20-06       2.60           7,500,000(c)         7,500,000

Toronto Dominion Bank NY
   03-14-05       2.39           4,700,000            4,700,000
------------------------------------------------------------------

Total certificates of deposit
(Cost: $37,699,256)                                 $37,699,256
------------------------------------------------------------------

Commercial paper (94.6%)

Issuer            Effective      Principal             Value(a)
                   yield          amount

Asset-backed (53.5%)

Alpine Securitization
   04-22-05       2.59%         $4,300,000           $4,283,696
   05-25-05       2.80           3,200,000            3,178,769

Amstel Funding
   03-29-05       2.40           5,000,000            4,990,356
   04-11-05       2.49           6,600,000            6,580,908
   05-23-05       2.76           2,700,000            2,682,695

Amsterdam Funding
   03-11-05       2.19           2,100,000            2,098,594
   03-14-05       2.24           2,000,000            1,998,259
   03-15-05       2.26           2,900,000            2,897,271

Beta Finance
   04-25-05       2.57           8,700,000            8,665,309
   04-29-05       2.63          10,000,000            9,956,356

CAFCO LLC
   03-03-05       1.61           7,000,000            6,999,063
   04-08-05       2.56           2,000,000            1,994,479
   04-20-05       2.56           6,000,000            5,978,333
   05-26-05       2.80           4,000,000            3,973,149

CC (USA)/Centari
   04-15-05       2.52           5,000,000            4,983,938
   05-10-05       2.68           1,000,000              994,750
   05-23-05       2.74           5,000,000            4,968,183
   05-24-05       2.77           6,000,000            5,961,080

CHARTA LLC
   03-07-05       2.09           4,000,000            3,998,377
   04-19-05       2.57           6,000,000            5,978,685
   04-28-05       2.62           4,000,000            3,982,922
   05-05-05       2.65           4,000,000            3,980,644

CIESCO LLC
   05-04-05       2.68           9,400,000            9,354,713

Commercial paper (continued)

Issuer            Effective      Principal             Value(a)
                    yield          amount

Asset-backed (cont.)

CRC Funding LLC
   03-04-05       1.81%         $3,000,000           $2,999,398
   03-09-05       2.14           5,400,000            5,397,108
   04-12-05       2.57           8,900,000            8,872,796

CXC LLP
   03-09-05       2.15           5,500,000            5,497,042
   03-17-05       2.29           4,500,000            4,495,140

Dorado Finance
   03-29-05       2.46           3,000,000            2,994,073
   04-04-05       2.42           2,500,000            2,494,121
   04-08-05       2.49           4,600,000            4,587,618
   05-19-05       2.74           9,000,000            8,945,490

Edison Asset Securitization
   04-13-05       2.49           3,000,000            2,990,898
   05-17-05       2.71           6,100,000            6,064,405
   05-18-05       2.72           5,000,000            4,970,317
   05-26-05       2.79           3,100,000            3,079,264

Fairway Finance
   03-18-05       2.39           5,400,000            5,393,549
   04-01-05       2.52           1,000,000              997,761
   04-14-05       2.51           5,000,000            4,984,356

FCAR Owner Trust I
   03-04-05       1.77           5,000,000            4,999,017
   03-15-05       2.36           2,000,000            1,998,032
   04-15-05       2.54           2,500,000            2,491,906

Galaxy Funding
   04-12-05       2.52           8,300,000            8,275,103
   04-27-05       2.63           7,500,000            7,468,413
   05-05-05       2.69           2,600,000            2,587,231
   05-12-05       2.70           1,000,000              994,560

Grampian Funding LLC
   04-11-05       2.48           7,000,000            6,979,830
   04-18-05       2.56           7,000,000            6,975,733
   04-26-05       2.58           4,000,000            3,983,698

Greyhawk Funding LLC
   03-23-05       2.35           2,200,000            2,196,706
   04-13-05       2.51           4,500,000            4,486,240
   04-21-05       2.58           4,500,000            4,483,298

Harrier Finance Funding (US) LLC
   03-28-05       2.40           2,000,000            1,996,280
   04-21-05       2.59           2,500,000            2,490,685
   04-22-05       2.60           7,000,000            6,973,307
   04-25-05       2.60           2,000,000            1,991,933
   04-27-05       2.62           2,000,000            1,991,608
   05-09-05       2.69           2,200,000            2,188,573

Jupiter Securitization
   04-05-05       2.44           4,000,000            3,990,278

K2 (USA) LLC
   04-12-05       2.49           1,000,000              997,037
   05-10-05       2.67           2,800,000            2,785,354

Old Line Funding
   03-18-05       2.40           6,700,000            6,691,964
   03-21-05       2.34          10,000,000            9,986,388

Commercial paper (continued)

Issuer            Effective      Principal             Value(a)
                    yield          amount

Asset-backed (cont.)

Ranger Funding LLC
   03-22-05       2.34%         $3,500,000           $3,495,008

Scaldis Capital LLC
   03-31-05       2.40           7,000,000            6,985,592
   04-25-05       2.58           2,400,000            2,390,393
   05-17-05       2.74           6,000,000            5,964,580

Sheffield Receivables
   03-02-05       1.19           8,900,000            8,899,412
   03-23-05       2.37           6,000,000            5,990,943

Sigma Finance
   03-31-05       2.40           2,500,000            2,494,833
   06-10-05       2.16           5,000,000(b,c)       5,001,119
   06-10-05       2.16          10,000,000(c)        10,002,236

Thunder Bay Funding LLC
   05-20-05       2.77           7,200,000            7,155,378

Variable Funding Capital
   05-13-05       2.70           6,400,000            6,364,700

White Pine Finance LLC
   03-08-05       2.10           4,000,000            3,998,133
   02-10-06       2.55           5,500,000(c)         5,498,957
   03-15-06       2.55           5,000,000(c)         4,998,833

Windmill Funding
   03-16-05       2.27           2,900,000            2,897,076
                                                   ------------
Total                                               367,384,232
------------------------------------------------------------------

Banks and savings & loans (30.9%)

AmSouth Bank
   05-06-05       1.80             400,000(c)           399,985

Bank of America
   03-22-05       2.32           5,800,000            5,791,779
   04-18-05       2.55           5,000,000            4,982,733

Barclays U.S. Funding
   03-21-05       2.33           2,800,000            2,796,204
   04-05-05       2.45           2,400,000            2,394,132
   05-11-05       2.68           6,400,000            6,365,920
   05-18-05       2.74           5,300,000            5,268,306

BNP Paribas
   03-28-05       2.39           4,900,000            4,890,904

Credit Suisse First Boston NY
   06-01-05       2.82          10,000,000(c)         9,927,678

Danske
   04-07-05       2.44           2,000,000            1,994,861

DEPFA Bank
   03-07-05       2.03           3,000,000            2,998,815
   05-25-05       2.81           7,000,000            6,953,392
   12-15-05       2.47          10,000,000(b,c)      10,000,000

Dexia Delaware LLC
   03-03-05       1.57           5,000,000            4,999,344
   03-08-05       2.12          10,800,000           10,794,918
   05-23-05       2.77           5,500,000            5,464,621

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
106   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Cash Management Fund

Issuer            Effective      Principal             Value(a)
                    yield          amount

Banks and savings & loans (cont.)

HBOS Treasury Services
   03-01-05       2.33%         $8,700,000           $8,700,000
   03-08-05       2.09           1,300,000            1,299,396
   04-19-05       2.56           2,500,000            2,491,153
   05-04-05       2.65           3,000,000            2,985,707
   05-24-05       2.78           5,600,000            5,563,544

Nordea Bank
   04-26-05       2.61          10,000,000            9,958,778

Northern Rock
   03-01-05       2.34           5,000,000            5,000,000
   01-09-06       2.48          10,700,000(c)        10,700,000
   02-03-06       2.60           5,000,000(c)         5,000,000

NRW Bank
   03-01-05       2.33           7,300,000            7,300,000
   03-10-05       2.16           4,700,000            4,697,186
   04-05-05       2.45           9,000,000            8,978,038
   04-06-05       2.46           4,200,000            4,189,416

Scotiabanc
   03-31-05       2.40           7,900,000            7,883,739

Commercial paper (continued)

Issuer            Effective      Principal             Value(a)
                   yield          amount

Banks and savings & loans (cont.)

Skandinaviska Enskilda Banken
   04-14-05       2.53%         $5,000,000           $4,984,233
   05-03-05       2.65           2,800,000            2,786,868
   05-09-05       2.66           5,900,000            5,869,637
   01-17-06       2.56           5,000,000(c)         5,000,000

Societe Generale North America
   05-12-05       2.68           5,400,000            5,370,840

Swebank
   05-27-05       2.80           6,200,000            6,157,897

Westpac Banking
   01-11-06       2.45          10,700,000(c)        10,700,000
                                                   ------------
Total                                               211,640,024
------------------------------------------------------------------

Broker dealers (5.8%)

Bear Stearns Companies
   03-21-05       2.34           5,000,000            4,993,194
   04-13-05       2.49           5,000,000            4,984,831
   05-13-05       2.70           4,000,000            3,977,938
   03-28-06       2.68           5,000,000(c)         5,000,000

Goldman Sachs Group
   03-15-06       2.58           5,000,000(c)         5,000,000

Lehman Brothers Holdings
   05-16-05       2.57           7,500,000(c)         7,500,000
   03-22-06       2.67           8,000,000(c)         8,000,000
                                                   ------------
Total                                                39,455,963
-------------------------------------------------------------------

Commercial paper (continued)

Issuer            Effective      Principal             Value(a)
                    yield          amount

Financial services (3.0%)

American Honda Finance
   05-06-05       2.72%        $10,000,000(b,c)     $10,000,000

Household Intl Finance
   04-28-05       2.62          10,400,000           10,355,598
                                                   ------------
Total                                                20,355,598
-------------------------------------------------------------------

Insurance (0.7%)

Irish Life & Permanent
   03-22-06       2.60           5,000,000(c)         4,999,325
-------------------------------------------------------------------

Multi-industry (0.7%)

General Electric
   04-01-05       2.49           5,000,000            4,988,978
-------------------------------------------------------------------

Total commercial paper
(Cost: $648,824,120)                               $648,824,120
-------------------------------------------------------------------

Total investments in securities
(Cost: $686,523,376)(d)                            $686,523,376
===================================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2005, the value of these securities amounted to $25,001,119 or 3.6% of net assets.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(d) Also represents the cost of securities for federal income tax purposes at Feb. 28, 2005.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
107   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Core Bond Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (89.6%)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Foreign government (0.7%)

Bundesrepublik Deutschland
  (European Monetary Unit)
    01-04-07      6.00%             50,000(c)           $70,317

Pemex Project Funding Master Trust
  (U.S. Dollar)
    12-15-14      7.38              50,000(c)            55,975

United Kingdom Treasury
  (British Pound)
    12-07-06      7.50              35,000(c)            70,378

United Mexican States
  (U.S. Dollar)
    09-27-34      6.75             100,000(c)           101,850
                                                   ------------
Total                                                   298,520
-------------------------------------------------------------------

U.S. government obligations & agencies (25.0%)

Federal Home Loan Bank
    09-22-05      2.13             275,000              273,486
    08-11-06      3.25             850,000              845,529
    06-14-13      3.88              90,000               86,276

Federal Home Loan Mtge Corp
    07-15-06      5.50             985,000            1,010,562
    04-15-08      5.75             820,000              862,046
    03-18-09      3.76             125,000              123,049
    01-15-12      5.75             865,000              928,840

Federal Natl Mtge Assn
    05-15-08      6.00             580,000              613,966
    02-15-09      3.25             290,000              280,322

U.S. Treasury
    11-30-06      2.88             205,000              202,718
    11-15-07      3.00           1,140,000            1,119,382
    11-15-14      4.25             305,000              302,105
    02-15-15      4.00             465,000              451,631
    08-15-23      6.25           1,522,000(h)         1,793,582
    02-15-26      6.00           2,108,000            2,440,751
    02-15-31      5.38               7,000                7,697
                                                   ------------
Total                                                11,341,942
-------------------------------------------------------------------

Commercial mortgage-backed(f)/
Asset-backed securities (8.9%)

AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
    02-12-09      3.55             100,000(e)            99,785
  Series 2004-CA Cl A3 (AMBAC)
    03-06-09      3.00              50,000(e)            49,344
  Series 2004-DF Cl A3 (FSA)
    07-06-09      2.98              60,000(e)            58,200

ARG Funding
  Series 2005-1A Cl A3 (MBIA)
    04-20-10      4.29             100,000(d,e)          98,918

Banc of America Commercial Mtge
  Series 2004-5 Cl A4
    11-10-41      4.94             100,000               99,895

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)

Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
    07-11-42      4.57%           $100,000              $99,424
  Series 2004-PWR6 Cl A6
    11-11-41      4.83              75,000               74,165
  Series 2004-T16 Cl A3
    02-13-46      4.03              30,000               29,523

California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
    11-20-14      4.46              47,969(d)            48,173

Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
    09-15-14      2.81              50,000(d,j)          49,942
  Series 2004-LB3A Cl A2
    07-10-37      4.71             125,000              126,020
  Series 2004-LB3A Cl A3
    07-10-37      5.09             100,000              102,312
  Series 2004-LB3A Cl A5
    07-10-37      5.28             150,000(j)           155,228

CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
    01-15-37      3.52              50,000               48,709

Ford Credit Auto Owner Trust
  Series 2005-A Cl A3
    11-15-08      3.48             200,000              198,833

GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40      4.12              50,000               49,062
  Series 2005-C1 Cl A5
    06-10-48      4.77             100,000               98,774

GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
    12-10-41      4.55             100,000               99,147
  Series 2004-C3 Cl A5
    12-10-41      4.86              75,000               74,236

Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
    06-10-36      4.76             125,000              126,153
  Series 2005-GG3 Cl A1
    08-10-42      3.92              50,000               49,756
  Series 2005-GG3 Cl A4
    08-10-42      4.80              75,000               74,122

Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
    10-21-08      3.53              50,000               49,784

JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37      5.26              50,000               51,429
  Series 2004-CBX Cl A3
    01-12-37      4.18              50,000               49,402

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate           amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)

JPMorgan Chase Commercial Mtge Securities (cont.)
  Series 2004-CBX Cl A5
    01-12-37      4.65%            $50,000              $49,690
  Series 2004-CBX Cl A6
    01-12-37      4.90             200,000              199,644

LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
    09-15-26      4.56              60,000               59,897
  Series 2002-C8 Cl A3
    11-15-27      4.83             100,000              100,455
  Series 2003-C8 Cl A2
    11-15-27      4.21             180,000              178,626
  Series 2004-C2 Cl A3
    03-15-29      3.97              50,000               47,710
  Series 2004-C4 Cl A3
    06-15-29      4.99              50,000(j)            51,442
  Series 2004-C6 Cl A4
    08-15-29      4.58              25,000               24,945
  Series 2004-C7 Cl A2
    10-15-29      3.99              50,000               48,880
  Series 2004-C8 Cl A2
    12-15-29      4.20              75,000               74,031
  Series 2004-C8 Cl A6
    12-15-29      4.80             100,000               99,391
  Series 2005-C1 Cl A4
    02-15-30      4.74              75,000               73,870

Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
    09-15-09      3.40              50,000(e)            48,963

Metris Master Trust
  Series 2004-2 Cl M
    10-20-10      2.99              50,000(j)            50,031

Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
    03-16-09      2.94              60,000               59,074

Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40      4.59              75,000               74,228
  Series 2005-T17 Cl A5
    12-13-41      4.78              75,000               74,036

Nissan Auto Lease Trust
  Series 2004-A Cl A3
    08-15-07      2.90              50,000               49,422

Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
    10-15-08      3.54              75,000               74,396

Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
    10-15-41      4.38             100,000               99,558
  Series 2005-C16 Cl A3
    10-15-41      4.62             100,000               99,331
  Series 2005-C16 Cl A4
    10-15-41      4.85              50,000               49,580

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
108   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Core Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Commercial mortgage-backed(f)/ Asset-backed securities (cont.)

WFS Financial Owner Trust
  Series 2002-2 Cl A4 (FSA)
    02-20-10      4.50%           $150,000(e)          $151,234
  Series 2004-3 Cl A3
    03-17-09      3.30              50,000               49,515

World Omni Auto Receivables Trust
  Series 2005-A Cl A3
    06-12-09      3.54             100,000               99,355
                                                   ------------
Total                                                 4,047,640
-------------------------------------------------------------------

Mortgage-backed securities (39.4%)(f,i)

Bear Stearns Adjustable Rate Mortgage Trust
  Series 2004-12 Cl 3A1
    02-25-35      5.19             114,421(g)           114,946

Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
    07-25-18      4.75              55,830               55,403
  Series 2004-28CB Cl 6A1
    01-25-35      6.00             260,220              266,714

Federal Home Loan Mtge Corp
    04-15-15      4.50             225,000              226,301
    12-01-18      6.00             201,161              209,086
    01-01-19      5.50             179,583              184,263
    02-01-19      5.50             204,931              210,272
    03-01-20      5.50             450,000(b)           461,953
    06-01-23      5.00             139,876              139,468
    10-01-23      5.50             219,008              222,104
    12-01-23      6.00              78,621               81,086
    04-01-32      7.00             134,863              142,142
  Collateralized Mtge Obligation
    12-15-14      4.50             300,000              301,522
    10-15-27      5.00             300,000              302,665
    06-15-28      5.00             275,000              277,498
    11-15-28      4.50              92,626               93,030
    07-25-43      7.00              63,599               67,196

Federal Natl Mtge Assn
    11-01-10      4.47              24,427               24,238
    01-01-11      4.23              98,506               96,725
    08-25-12      4.72             100,000               99,648
    11-01-12      4.84              97,251               96,798
    09-01-13      5.28             149,454              154,344
    10-01-13      5.11             186,909              191,239
    11-01-13      5.39              73,050               75,981
    12-01-13      5.01              98,676               98,783
    03-01-14      4.60              98,827               96,562
    11-01-14      4.50             286,381              287,456
    08-01-15      5.50             148,719              152,843
    11-01-16      6.00             281,621              293,358
    01-01-17      5.57             174,692              183,822
    06-01-18      4.50              79,321               78,508
    06-01-18      5.00             157,001              158,535
    10-01-18      4.50             279,178              276,316
    10-01-18      5.50             286,288              294,295
    11-01-18      4.50             380,029              376,132
    11-01-18      7.00              75,646               79,878
    01-01-19      6.50             184,132              193,606
    02-01-19      5.00             187,975              189,512

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Federal Natl Mtge Assn (cont.)
    10-01-19      6.00%           $294,303             $306,603
    03-01-20      5.00             700,000(b)           704,592
    03-01-20      5.50             540,000(b)           552,992
    12-01-28      5.50             204,176              206,560
    02-01-29      5.50             221,165              223,656
    05-01-29      6.00             117,715              121,036
    05-01-29      7.00             262,697              277,248
    08-01-29      6.50             461,724              481,631
    09-01-31      7.50              86,530               92,704
    07-01-32      6.50              73,299               76,636
    08-01-32      6.50             204,533              213,715
    10-01-32      5.50             257,043              259,671
    11-01-32      5.00             209,505              207,162
    01-01-33      5.50             257,979              260,617
    01-01-33      5.80              48,850               52,819
    02-01-33      6.00             444,214              455,893
    04-01-33      5.50             202,455              205,185
    06-01-33      5.50             250,353(b)           252,781
    07-01-33      4.85              95,669               95,800
    07-01-33      5.00             171,462              169,432
    11-01-33      5.50             157,850              159,381
    01-01-34      5.00             258,246              255,083
    01-01-34      6.50             166,543              174,802
    03-01-34      5.00             509,057              503,030
    08-01-34      4.53              98,183(g)            98,248
    09-01-34      4.84             241,944(g)           244,489
    10-01-34      5.03             123,367(g)           125,552
    11-01-34      6.50             249,197              259,912
    12-01-34      4.40              99,753(g)            99,197
    03-01-35      5.50             900,000(b)           907,312
    03-01-35      6.00           1,000,000(b)         1,025,624
    03-01-35      7.00             150,000(b)           158,156
  Collateralized Mtge Obligation
    06-25-44      7.50              59,668               64,158

First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
    10-25-34      5.45              90,714               92,059
  Series 2005-AA2 Cl 2A1
    04-25-35      5.46             125,000(g)           126,802

Govt Natl Mtge Assn
    07-15-33      5.00             118,587              118,246

Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
    05-25-34      6.00             120,685              123,621
  Series 2004-7 Cl 8A1
    08-25-19      5.00              61,511               61,730
  Series 2004-8 Cl 7A1
    09-25-19      5.00              96,649               96,936
  Series 2005-1 Cl 2A1
    02-25-35      6.00             291,631              298,591

Structured Adjustable Rate Mtge Loan
  Series 2004-5 Cl B1
    05-25-34      4.62              99,798(g)            97,553

Structured Asset Securities
  Series 2003-33H Cl 1A1
    10-25-33      5.50             222,686              223,105

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Washington Mutual
  Series 2004-CB2 Cl 6A
    07-25-19      4.50%           $271,428             $265,291

Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR1 Cl 1A1
    02-25-35      4.57             173,373(g)           172,313
                                                   ------------
Total                                                17,822,152
-------------------------------------------------------------------

Automotive & related (0.2%)

Ford Motor
    02-01-29      6.38             105,000               92,159
-------------------------------------------------------------------

Banks and savings & loans (2.1%)

Banknorth Group
    Sr Nts
    05-01-08      3.75             155,000              152,433

KFW Intl Finance
    (U.S. Dollar)
    10-17-05      2.50             225,000(c)           223,807

Washington Mutual Bank FA
    Sub Nts
    08-15-14      5.65             250,000              261,410

Wells Fargo Bank NA
    Sub Nts
    02-01-11      6.45             300,000              329,415
                                                   ------------
Total                                                   967,065
-------------------------------------------------------------------

Cable (1.1%)

Comcast
    03-15-11      5.50             345,000              358,758

Comcast Cable Communications
    11-15-08      6.20             145,000              153,786
                                                   ------------
Total                                                   512,544
-------------------------------------------------------------------

Energy equipment & services (0.6%)

Halliburton
    10-15-10      5.50             250,000              260,352
-------------------------------------------------------------------

Finance companies (2.2%)

Citigroup
    Sub Nts
    09-15-14      5.00             495,000              496,348

GMAC
    09-15-11      6.88             510,000              505,703
                                                   ------------
Total                                                 1,002,051
-------------------------------------------------------------------

Financial services (1.7%)

ING Security Life Institutional Funding
    01-15-10      4.25             205,000(d)           202,715

Pricoa Global Funding I
    06-15-08      4.35             100,000(d)           100,356
    01-15-10      4.20             460,000(d)           454,163
                                                   ------------
Total                                                   757,234
-------------------------------------------------------------------

Health care services (0.5%)

Cardinal Health
    06-15-15      4.00             253,000              227,539
-------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
109   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Core Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Insurance (1.4%)

ASIF Global Financing XIX
    01-17-13      4.90%           $625,000(d)          $631,200
-------------------------------------------------------------------

Leisure time & entertainment (0.1%)

Viacom
    05-15-11      6.63              45,000               49,362
-------------------------------------------------------------------

Media (0.4%)

News America
    12-15-34      6.20             160,000(d)           165,025
-------------------------------------------------------------------

Multi-industry (0.1%)

Tyco Intl Group
  (U.S. Dollar)
    02-15-11      6.75              35,000(c)            38,674
-------------------------------------------------------------------

Paper & packaging (0.6%)

Domtar
  (U.S. Dollar)
    12-01-13      5.38             300,000(c)           290,543
-------------------------------------------------------------------

Telecom equipment & services (1.4%)

Sprint Capital
    11-15-28      6.88             320,000              353,101

TELUS
  (U.S. Dollar)
    06-01-11      8.00             230,000(c)           268,632
                                                   ------------
Total                                                   621,733
-------------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Textiles & apparel (0.3%)

Jones Apparel Group
    11-15-14      5.13%            $50,000(d)           $49,228
    11-15-34      6.13              80,000(d)            79,613
                                                   ------------
Total                                                   128,841
-------------------------------------------------------------------

Utilities -- electric (0.6%)

Indianapolis Power & Light
  1st Mtge
    07-01-13      6.30              40,000(d)            42,838

Metropolitan Edison
    03-15-13      4.95              85,000               84,670

Ohio Power
  Sr Nts Series H
    01-15-14      4.85             120,000              118,659

Progress Energy
  1st Mtge
    03-01-13      4.80              30,000               29,908
                                                   ------------
Total                                                   276,075
-------------------------------------------------------------------

Utilities -- telephone (2.3%)

Telecom Italia Capital
  (U.S. Dollar)
    09-30-34      6.00             220,000(c,d)         221,602

Verizon Pennsylvania
  Series A
    11-15-11      5.65             775,000              807,945
                                                   ------------
Total                                                 1,029,547
-------------------------------------------------------------------

Total bonds
(Cost: $40,620,380)                                 $40,560,198
-------------------------------------------------------------------

Short-term securities (19.4%)

Issuer            Effective         Amount             Value(a)
                    yield         payable at
                                   maturity

U.S. government agencies (16.5%)

Federal Home Loan Mtge Corp Disc Nt
    05-10-05      2.62%         $1,000,000             $994,867

Federal Natl Mtge Assn Disc Nts
    03-16-05      2.47           3,500,000            3,496,157
    05-04-05      2.61           1,500,000            1,492,961
    05-11-05      2.62             500,000              497,397
    05-25-05      2.80           1,000,000              993,359
                                                   ------------
Total                                                 7,474,741
-------------------------------------------------------------------

Commercial paper (2.9%)

Variable Funding Capital
    03-14-05      2.51           1,300,000            1,298,731
-------------------------------------------------------------------

Total short-term securities
(Cost: $8,773,899)                                   $8,773,472
-------------------------------------------------------------------

Total investments in securities
(Cost: $49,394,279)(k)                              $49,333,670
===================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
110   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Core Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Feb. 28, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $4,098,460.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Feb. 28, 2005, the value of foreign securities represented 3.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2005, the value of these securities amounted to $2,143,773 or 4.7% of net assets.

(e) The following abbreviations are used in the portfolio security description to identify the insurer of the issue:

      AMBAC   --    American Municipal Bond Association Corporation
      FSA     --    Financial Security Assurance
      MBIA    --    MBIA Insurance Corporation

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      Type of security                                      Notional amount
      -----------------------------------------------------------------------
      Sale contracts
      U.S. Treasury Notes, March 2005, 5-year                    $1,700,000
      U.S. Treasury Notes, March 2005, 10-year                      600,000
      U.S. Treasury Notes, June 2005, 10-year                       200,000

(i) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment at Feb. 28, 2005:

      Security                 Principal   Settlement     Proceeds      Value
                                amount        date       receivable
      -------------------------------------------------------------------------
      Federal Natl Mtge Assn
      03-01-35 5.00%           $250,000      03-14-05     $249,688     $246,328

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(k) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $49,394,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $ 230,000
      Unrealized depreciation                                     (290,000)
      ------------------------------------------------------------------------
      Net unrealized depreciation                                $ (60,000)
      ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
111   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Diversified Bond Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (99.3%)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Foreign government (1.0%)

Bundesrepublik Deutschland
  (European Monetary Unit)
    01-04-07      6.00%          3,770,000(c)        $5,301,916

Pemex Project Funding Master Trust
  (U.S. Dollar)
    12-15-14      7.38           2,068,000(c)         2,315,126

United Kingdom Treasury
  (British Pound)
    12-07-06      7.50           2,610,000(c)         5,248,182

United Mexican States
  (U.S. Dollar)
    09-27-34      6.75           3,781,000(c)         3,850,949
                                                   ------------
Total                                                16,716,173
-------------------------------------------------------------------

U.S. government obligations & agencies (25.8%)

Federal Home Loan Bank
    09-22-05      2.13          12,775,000           12,704,648
    05-22-06      2.88          19,005,000           18,859,080
    08-11-06      3.25          12,875,000           12,807,278
    12-17-07      3.25           3,310,000            3,247,309

Federal Home Loan Mtge Corp
    07-15-06      5.50          10,000,000           10,259,510
    04-15-08      5.75          31,915,000           33,551,473
    03-18-09      3.76           5,110,000            5,030,238
    01-15-12      5.75          27,300,000           29,314,822
    11-15-13      4.88          10,620,000           10,826,984

Federal Natl Mtge Assn
    04-13-06      2.15          20,300,000           20,001,915
    02-15-09      3.25          45,124,000           43,618,166

U.S. Treasury
    05-31-05      1.25           4,275,000            4,259,653
    11-15-05      5.75           7,461,000            7,596,813
    12-31-05      1.88          10,255,000           10,144,841
    11-30-06      2.88          11,360,000           11,233,529
    05-15-07      4.38           6,945,000            7,053,786
    11-15-14      4.25           9,670,000            9,578,212
    02-15-15      4.00          23,500,000(n)        22,824,375
    08-15-23      6.25         116,872,000(m)       137,726,405
    02-15-26      6.00          24,280,000           28,112,647
    02-15-31      5.38           3,045,000            3,348,072
                                                   ------------
Total                                               442,099,756
-------------------------------------------------------------------

Commercial mortgage-backed(f)/ Asset-backed securities (11.4%)

Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
    10-20-06      3.85           4,000,000(d,k)    4,013,414

AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
    02-12-09      3.55           1,000,000(k)        997,846
  Series 2004-CA Cl A3 (AMBAC)
    03-06-09      3.00           2,750,000(k)      2,713,906
  Series 2004-DF Cl A3 (FSA)
    07-06-09      2.98           2,540,000(k)      2,463,800

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Commercial mortgage-backed(f)/ Asset-backed securities (cont.)

ARG Funding
  Series 2005-1A Cl A3 (MBIA)
    04-20-10      4.29%         $3,900,000(d,k)      $3,857,801

Banc of America Commercial Mtge
  Series 2004-5 Cl A4
    11-10-41      4.94           2,200,000            2,197,690

Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
    03-13-40      4.00             371,300              362,170
  Series 2004-PWR5 Cl A3
    07-11-42      4.57           1,790,000            1,779,694
  Series 2004-PWR6 Cl A6
    11-11-41      4.83           3,150,000            3,114,941
  Series 2004-T16 Cl A3
    02-13-46      4.03           1,920,000            1,889,497

California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
    11-20-14      4.46           1,439,068(d)         1,445,176

Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
    03-10-10      3.10             300,000              291,294

Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
    09-15-14      2.81           3,400,000(d,i)       3,396,022
  Series 2004-LB3A Cl A2
    07-10-37      4.71           3,900,000            3,931,824
  Series 2004-LB3A Cl A3
    07-10-37      5.09           6,300,000            6,445,640
  Series 2004-LB3A Cl A5
    07-10-37      5.28           3,125,000(i)         3,233,930

CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
    01-15-37      3.52           1,750,000            1,704,806

Ford Credit Auto Owner Trust
  Series 2005-A Cl A3
    11-15-08      3.48           9,000,000            8,947,529

GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40      4.12           5,150,000            5,053,386
  Series 2005-C1 Cl A5
    06-10-48      4.77           2,200,000            2,173,023

GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
    12-10-41      4.55           3,235,000            3,207,392
  Series 2004-C3 Cl A5
    12-10-41      4.86           3,400,000            3,365,354

Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
    06-10-36      4.76           3,200,000            3,229,544
  Series 2005-GG3 Cl A1
    08-10-42      3.92           2,300,000            2,288,776
  Series 2005-GG3 Cl A4
    08-10-42      4.80           3,800,000            3,755,502

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Commercial mortgage-backed(f)/ Asset-backed securities (cont.)

Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
    10-21-08      3.53%         $2,200,000           $2,190,487

JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
    07-12-37      4.39           3,986,945            3,954,013
  Series 2003-CB6 Cl A2
    07-12-37      5.26           2,500,000            2,571,460
  Series 2004-CBX Cl A3
    01-12-37      4.18           1,950,000            1,926,696
  Series 2004-CBX Cl A5
    01-12-37      4.65           3,000,000            2,981,401
  Series 2004-CBX Cl A6
    01-12-37      4.90           3,400,000            3,393,959

LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
    06-15-26      5.39           3,590,000            3,736,940
  Series 2002-C4 Cl A5
    09-15-31      4.85           3,000,000            3,026,352
  Series 2002-C8 Cl A3
    11-15-27      4.83           4,550,000            4,570,703
  Series 2003-C3 Cl A2
    05-15-27      3.09           7,900,000            7,626,545
  Series 2003-C8 Cl A2
    11-15-27      4.21           4,600,000            4,564,902
  Series 2004-C2 Cl A2
    03-15-29      3.25           5,440,000            5,203,469
  Series 2004-C2 Cl A3
    03-15-29      3.97           2,200,000            2,099,240
  Series 2004-C4 Cl A3
    06-15-29      4.99           2,100,000(i)         2,160,577
  Series 2004-C6 Cl A4
    08-15-29      4.58             825,000              823,182
  Series 2004-C7 Cl A2
    10-15-29      3.99           3,200,000            3,128,288
  Series 2004-C8 Cl A2
    12-15-29      4.20           3,700,000            3,652,196
  Series 2004-C8 Cl A6
    12-15-29      4.80           5,100,000            5,068,949
  Series 2005-C1 Cl A4
    02-15-30      4.74           3,400,000            3,348,762

Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
    09-15-09      3.40           2,500,000(k)         2,448,125

Metris Master Trust
  Series 2001-2 Cl C
    11-20-09      4.50           1,625,000(d,i)       1,613,638
  Series 2004-2 Cl D
    10-20-10      5.85             850,000(d,i)         855,355
  Series 2004-2 Cl M
    10-20-10      2.99           1,600,000(i)         1,600,992

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
112   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Commercial mortgage-backed(f)/ Asset-backed securities (cont.)

Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
    03-16-09      2.94%         $2,500,000           $2,461,405

Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
    05-15-40      3.27           6,520,575            6,196,822
  Series 2004-HQ4 Cl A5
    04-14-40      4.59           2,400,000            2,375,280
  Series 2004-IQ8 Cl A2
    06-15-40      3.96           2,970,000            2,943,343
  Series 2005-T17 Cl A5
    12-13-41      4.78           3,000,000            2,961,450

Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39      5.98           2,860,000            3,075,772

Nissan Auto Lease Trust
  Series 2004-A Cl A3
    08-15-07      2.90           1,500,000            1,482,663

Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
    07-15-08      2.61           1,315,000            1,295,908
  Series 2005-A Cl A3
    10-15-08      3.54           3,400,000            3,372,630

Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
    11-25-29      5.86           1,912,086(k)         1,915,795

Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A3
    10-15-41      4.62           3,500,000            3,476,589
  Series 2005-C16 Cl A4
    10-15-41      4.85           2,500,000            2,479,000

WFS Financial Owner Trust
  Series 2004-3 Cl A3
    03-17-09      3.30           8,200,000            8,120,395

World Omni Auto Receivables Trust
  Series 2005-A Cl A3
    06-12-09      3.54           4,500,000            4,470,975
                                                   ------------
Total                                               195,034,215
-------------------------------------------------------------------

Mortgage-backed securities (41.0%)(e,f)

Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
    02-25-35      5.29           3,983,923(p)         4,038,730

Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
    01-25-34      6.00           4,006,073            4,092,404
  Series 2004-3 Cl 1A1
    04-25-34      6.00           6,938,959            7,134,117

Bank of America Mtge Securities
  Series 2004-E Cl B1
    06-25-34      4.05           1,763,666(p)         1,737,599
  Series 2004-F Cl B1
    07-25-34      4.15           3,181,634(p)         3,148,322

Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-12 Cl 3A1
    02-25-35      5.20           4,145,516(p)         4,164,544

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
    07-25-18      4.75%         $3,028,782           $3,005,600
  Series 2004-28CB Cl 6A1
    01-25-35      6.00           8,785,958            9,005,222

Countrywide Home Loans
  Series 2004-12 Cl 1M
    08-25-34      4.66           1,998,387(p)         1,970,350

CS First Boston Mtge Securities
  Series 2003-29 Cl 8A1
    11-25-18      6.00           3,323,061            3,410,291
  Series 2004-AR5 Cl CB1
    06-25-34      4.44           2,064,327(p)         2,036,670

Federal Home Loan Mtge Corp
    05-01-07      9.00             106,767              109,063
    08-01-11      6.50              53,621               56,418
    05-01-13      4.50           2,074,655            2,059,986
    06-01-14      6.50             449,921              473,117
    02-01-17      6.50           4,678,917            4,916,185
    05-01-18      5.50           2,295,095            2,354,906
    06-01-18      5.50             520,610              536,234
    08-01-18      5.00           6,934,785            6,998,316
    10-01-18      5.00           5,388,856            5,444,032
    12-01-18      6.00           1,975,195            2,053,008
    03-01-20      5.50          15,000,000(g)        15,398,437
    03-01-22      6.00             657,947              678,783
    02-01-23      6.00           8,249,496            8,510,748
    10-01-23      5.50             443,586              449,856
    12-01-23      6.00           6,997,293            7,216,617
    08-01-24      8.00             287,860              311,818
    01-01-25      9.00              85,328               94,933
    09-01-28      6.00           1,793,700            1,845,835
    12-01-30      5.50           1,598,643            1,618,637
    10-01-31      6.00           4,856,118            4,987,949
    12-01-31      6.50           1,003,833            1,045,801
    04-01-33      6.00             756,513              784,102
    06-01-33      5.50           4,098,583            4,143,241
  Collateralized Mtge Obligation
    12-15-14      4.50          11,475,000           11,533,212
    04-15-15      4.50           8,950,000            9,001,742
    06-15-20      8.00              15,190               15,326
    03-15-22      7.00           2,209,522            2,214,678
    02-15-27      5.00           5,500,000            5,551,828
    10-15-27      5.00          13,400,000           13,518,283
    06-15-28      5.00           8,400,000            8,476,306
    11-15-28      4.50           3,334,548            3,349,070
    01-15-33      5.00             802,678              801,454
    02-15-33      5.50           6,106,542            6,315,661
    07-25-43      7.00           2,925,541            3,091,016
  Interest Only
    02-15-14      7.40           2,156,028(h)           152,906
    10-15-22     14.56           6,404,399(h)           505,946

Federal Natl Mtge Assn
    09-01-07      8.50             189,517              191,559
    06-01-10      6.50              90,038               93,748
    11-01-10      4.47           1,074,809            1,066,461
    02-01-11      6.00             194,271              202,738
    12-01-11      5.10             768,654              785,307
    11-01-12      4.84           2,329,156            2,318,302

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Federal Natl Mtge Assn (cont.)
    01-01-13      4.92%         $3,104,462           $3,141,233
    02-01-13      4.83           3,161,204            3,181,414
    02-01-13      4.87             989,032              997,773
    04-01-13      7.00           3,117,686            3,254,439
    10-01-13      5.11             983,731            1,006,521
    11-01-13      5.39           4,887,238            5,083,363
    12-01-13      5.50           3,260,156            3,350,572
    03-01-14      4.60           3,953,066            3,862,462
    04-01-14      5.50              24,168               24,838
    11-01-14      4.50          11,121,137           11,162,873
    03-01-15      6.00           5,059,641            5,275,294
    08-01-16      6.00           1,076,925            1,121,811
    01-01-17      5.57           4,392,252            4,621,816
    01-01-17      6.00             277,876              289,458
    02-01-17      7.00           1,684,574            1,778,747
    03-01-17      6.50           1,577,152            1,656,808
    08-01-17      6.00            5,151675            5,377,802
    09-01-17      6.00             780,414              812,942
    09-01-17      6.50           3,949,622            4,165,206
    12-01-17      5.50             726,764              746,956
    02-01-18      5.50           9,828,946           10,077,383
    03-01-18      5.50           2,698,023            2,772,578
    04-01-18      4.50             298,185              295,128
    04-01-18      5.00           3,552,819            3,593,690
    05-01-18      6.00           7,784,810            8,108,062
    06-01-18      4.50           4,622,966            4,575,561
    06-01-18      5.00           4,566,825            4,511,020
    07-01-18      5.50             195,981              201,546
    08-01-18      4.50           2,601,516            2,574,180
    08-01-18      5.50             167,725              172,354
    09-01-18      5.50           4,384,215            4,508,812
    10-01-18      4.50           7,091,442            7,018,724
    10-01-18      5.00           8,922,884            9,001,017
    10-01-18      5.50           8,661,596            8,903,704
    11-01-18      7.00             242,067              255,611
    02-01-19      5.00           7,338,960            7,397,900
    03-01-20      5.00           6,205,000(g)         6,245,717
    03-01-20      5.50           6,900,000(g)         7,066,028
    11-01-21      8.00              36,577               39,716
    04-01-22      8.00             143,924              156,217
    01-01-23      6.50             206,639              216,688
    04-01-23      8.50             503,151              544,233
    07-01-23      5.00           4,208,544            4,192,349
    08-01-23      5.50           8,732,667            8,861,969
    09-01-23      5.50           6,237,702            6,330,048
    06-01-24      9.00             532,773              588,143
    02-01-27      7.50           1,078,114            1,155,706
    07-01-28      5.50           2,240,639            2,266,800
    08-01-28      5.50           2,929,026            2,963,224
    10-01-28      6.00           4,837,275            4,973,767
    11-01-28      5.50           5,078,940            5,138,239
    11-01-28      6.50           2,322,630            2,423,405
    01-01-29      6.50           2,788,803            2,909,804
    04-01-29      5.00          11,693,408           11,550,161
    08-01-29      7.00             224,928              237,387
    11-01-31      6.50             170,223              178,287
    11-01-31      7.00           4,264,635            4,498,262
    05-01-32      7.00           5,110,585            5,389,294

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
113   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Federal Natl Mtge Assn (cont.)
    06-01-32      7.00%         $2,638,769           $2,782,675
    06-01-32      7.50             545,501              583,372
    07-01-32      6.50           2,345,583            2,452,365
    08-01-32      6.50           5,122,028            5,358,779
    08-01-32      7.00           1,304,640            1,376,509
    09-01-32      6.00           8,936,161            9,171,101
    10-01-32      5.50           8,347,804            8,433,143
    10-01-32      6.50           3,438,037            3,606,272
    11-01-32      5.00           5,584,941            5,522,478
    11-01-32      7.00           1,116,321            1,177,200
    01-01-33      5.80           2,247,099            2,429,676
    01-01-33      6.00           7,224,254            7,419,143
    02-01-33      5.50           4,961,372            5,011,391
    02-01-33      6.00             444,214              455,893
    03-01-33      5.50          12,458,910           12,588,161
    03-01-33      6.00           7,277,438            7,498,752
    03-01-33      6.50           3,516,519            3,664,551
    04-01-33      5.50           7,551,040            7,652,025
    04-01-33      6.00          14,306,219           14,767,983
    05-01-33      5.50          17,274,135           17,453,800
    07-01-33      4.85           4,065,938(p)         4,071,508
    07-01-33      5.00           8,294,455            8,196,249
    07-01-33      5.50           5,748,100            5,803,833
    08-01-33      5.50             892,035              900,684
    12-01-33      4.97           4,878,967(p)         4,898,590
    12-01-33      6.50          13,191,701           13,747,023
    01-01-34      5.00             688,657              680,220
    01-01-34      6.50           1,299,033            1,363,456
    03-01-34      5.00          26,274,638           25,963,546
    07-01-34      6.50           5,702,557            5,947,758
    08-01-34      4.53           3,681,860(p)         3,684,290
    09-01-34      4.84           4,064,660(p)         4,107,418
    09-01-34      6.50           3,003,858            3,133,020
    10-01-34      5.03           4,786,649(p)         4,871,412
    12-01-34      4.40           2,593,575(p)         2,579,129
    03-01-35      6.50           2,000,000(g)         2,082,500
    03-01-35      7.00           5,500,000(g)         5,799,063
  Collateralized Mtge Obligation
    01-25-12      3.97             263,329              260,905
    12-25-26      8.00           2,710,083            2,880,063
    06-25-44      7.50           3,003,305            3,229,268
  Interest Only
    12-25-12     13.29           2,003,881(h)           123,568
    12-25-31      1.19           2,612,345(h)           484,992

First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
    10-25-34      5.45           4,036,754            4,096,619
  Series 2005-AA2 Cl 2A1
    04-25-35      5.46           4,375,000(p)         4,438,062

Govt Natl Mtge Assn
    07-15-33      5.00           5,183,947            5,169,023
    10-15-33      5.00           4,877,936            4,863,601
    10-15-33      5.50           5,467,129            5,564,611
  Collateralized Mtge Obligation
  Interest Only
    01-20-32      0.00           1,649,120(h)           198,352
    08-20-32      0.00           6,112,197(h)           974,199

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
    05-19-34      4.39%         $2,418,133(p)        $2,367,189

Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
    07-25-34      4.41           2,551,803(p)         2,510,821

Master Alternative Loans Trust
  Series 2004-7 Cl 8A1
    08-25-19      5.00           3,165,446            3,176,715
  Series 2004-8 Cl 7A1
    09-25-19      5.00           4,445,865            4,459,069
  Series 2005-1 Cl 2A1
    02-25-35      6.00           8,650,000            8,856,444

Structured Adjustable Rate Mtge Loan
  Series 2004-3AC
    03-25-34      4.93           3,217,809(p)         3,208,542
  Series 2004-5 Cl B1
    05-25-34      4.62           2,370,197(p)         2,316,891

Structured Asset Securities
  Series 2003-33H Cl 1A1
    10-25-33      5.50          10,169,335           10,188,446

Washington Mutual
  Series 2004-CB2 Cl 6A
    07-25-19      4.50           2,895,234            2,829,773
  Series 2004-CB3 Cl 4A
    10-25-19      6.00           4,277,236            4,430,952
  Series 2004-CB4 Cl 22A
    12-25-19      6.00           2,172,277            2,243,419

Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR1 Cl 1A1
    02-25-35      4.57           6,811,096(p)         6,769,426
                                                   ------------
Total                                               700,798,374
-------------------------------------------------------------------

Aerospace & defense (0.1%)

L-3 Communications
    06-15-12      7.63           1,460,000            1,591,400
    07-15-13      6.13               5,000                5,163

Moog
  Sr Sub Nts
    01-15-15      6.25              85,000               87,125
                                                   ------------
Total                                                 1,683,688
-------------------------------------------------------------------

Automotive & related (0.2%)

Ford Motor
    10-01-28      6.63           1,160,000            1,054,347
    02-01-29      6.38           3,340,000            2,931,542
                                                   ------------
Total                                                 3,985,889
-------------------------------------------------------------------

Banks and savings & loans (2.4%)

Banknorth Group
  Sr Nts
    05-01-08      3.75           3,405,000            3,348,613

KFW Intl Finance
  (U.S. Dollar)
    10-17-05      2.50          11,250,000(c)        11,190,330

Washington Mutual Bank FA
  Sub Nts
    08-15-14      5.65           7,000,000            7,319,480

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Banks and savings & loans (cont.)

Wells Fargo & Co
  Sub Nts
    02-09-15      4.75%         $5,500,000           $5,407,182

Wells Fargo Bank NA
    Sub Nts
    02-01-11      6.45          13,175,000(m)        14,466,796
                                                   ------------
Total                                                41,732,401
-------------------------------------------------------------------

Beverages & tobacco (--%)

Cott Beverages
    12-15-11      8.00             555,000              595,931
-------------------------------------------------------------------

Building materials & construction (0.1%)

Louisiana-Pacific
  Sr Nts
    08-15-10      8.88           1,440,000            1,692,246

Norcraft Companies LP/Finance
  Sr Sub Nts
    11-01-11      9.00             300,000              322,500
                                                   ------------
Total                                                 2,014,746
-------------------------------------------------------------------

Cable (1.4%)

Comcast
    03-15-11      5.50          10,830,000           11,261,900

Comcast Cable Communications
    11-15-08      6.20           9,185,000            9,741,528

CSC Holdings
  Sr Nts
    12-15-07      7.88             780,000              839,475
    04-15-12      6.75             320,000(d)           346,400

DIRECTV Holdings LLC/Finance
  Sr Nts
    03-15-13      8.38             640,000              722,400

Echostar DBS
    10-01-14      6.63             215,000(d)           220,913
  Sr Nts
    10-01-08      5.75             450,000              456,750

Kabel Deutschland
  (U.S. Dollar)
    07-01-14      10.63            255,000(c,d)         293,250

Videotron Ltee
  (U.S. Dollar)
    01-15-14      6.88             510,000(c)           535,500
                                                   ------------
Total                                                24,418,116
-------------------------------------------------------------------

Cellular telecommunications (0.1%)

Nextel Communications
  Sr Nts
    10-31-13      6.88           1,025,000            1,107,000
-------------------------------------------------------------------

Chemicals (0.2%)

Airgas
    10-01-11      9.13             800,000              882,000

BCP Crystal US Holdings
  Sr Sub Nts
    06-15-14      9.63             139,750(d)           161,411

Compass Minerals Group
    08-15-11      10.00            535,000              599,200

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
114   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Chemicals (cont.)

Georgia Gulf
  Sr Nts
    12-15-13      7.13%           $792,000             $847,440

INVISTA
    05-01-12      9.25            $300,000(d)           336,750

MacDermid
    07-15-11      9.13             290,000              321,900
                                                   ------------
Total                                                 3,148,701
-------------------------------------------------------------------

Energy (0.3%)

Chesapeake Energy
  Sr Nts
    06-15-14      7.50             175,000              196,000
    08-15-14      7.00             570,000              624,150
    01-15-16      6.88              95,000              102,125

Encore Acquisition
  Sr Sub Nts
    04-15-14      6.25             850,000              856,375

Grant Prideco Escrow
    12-15-09      9.00             460,000              506,000

Kerr-McGee
    10-15-05      8.13             500,000              512,401

Newfield Exploration
  Sr Nts
    03-01-11      7.63           1,500,000            1,702,500
  Sr Sub Nts
    08-15-12      8.38             270,000              301,050

Peabody Energy
  Series B
    03-15-13      6.88             540,000              584,550
                                                   ------------
Total                                                 5,385,151
-------------------------------------------------------------------

Energy equipment & services (0.6%)

Halliburton
    10-15-10      5.50           9,825,000           10,231,814

Key Energy Services
  Series C
    03-01-08      8.38             235,000              244,694

Pride Intl
  Sr Nts
    07-15-14      7.38             250,000              278,125
                                                   ------------
Total                                                10,754,633
-------------------------------------------------------------------

Finance companies (2.3%)

Citigroup
    Sub Nts
    09-15-14      5.00          18,880,000           18,931,429

GMAC
    09-15-11      6.88          19,805,000           19,638,103
                                                   ------------
Total                                                38,569,532
-------------------------------------------------------------------

Financial services (1.8%)

ING Security Life Institutional Funding
    01-15-10      4.25           9,000,000(d)         8,899,704

Pricoa Global Funding I
    06-15-08      4.35           4,305,000(d)         4,320,326
    01-15-10      4.20          17,260,000(d)        17,040,970
                                                   ------------
Total                                                30,261,000
-------------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Food (--%)

Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
    02-15-11     10.75%           $435,000(c)          $489,375

Del Monte
  Sr Sub Nts
    02-15-15      6.75             205,000(d)           210,125
                                                   ------------
Total                                                   699,500
-------------------------------------------------------------------

Health care services (0.7%)

Cardinal Health
    06-15-15      4.00           9,850,000            8,858,716

Community Health Systems
  Sr Sub Nts
    12-15-12      6.50             200,000(d)           201,250

HCA
  Sr Nts
    03-15-14      5.75           1,195,000            1,167,946

NeighborCare
  Sr Sub Nts
    11-15-13      6.88             480,000              506,400

Triad Hospitals
  Sr Nts
    05-15-12      7.00             550,000              582,313
                                                   ------------
Total                                                11,316,625
-------------------------------------------------------------------

Home building (0.1%)

DR Horton
    12-01-07      7.50             520,000              559,008
    01-15-09      5.00             535,000              538,423
    07-01-13      5.88             640,000              659,200

KB Home
    01-15-15      5.88             265,000              267,864

Meritage Homes
  Sr Nts
    03-15-15      6.25             235,000(d,g)         235,881
                                                   ------------
Total                                                 2,260,376
-------------------------------------------------------------------

Industrial services (--%)

Allied Waste North America
    04-15-11      6.38             460,000              447,350
-------------------------------------------------------------------

Industrial transportation (--%)

Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
    06-15-07      9.50           2,290,000(b,c,j,l)          --
-------------------------------------------------------------------

Insurance (1.4%)

ASIF Global Financing XIX
    01-17-13      4.90          24,135,000(d)        24,374,419
-------------------------------------------------------------------

Leisure time & entertainment (0.1%)

Viacom
    05-15-11      6.63           1,860,000            2,040,297
-------------------------------------------------------------------

Lodging & gaming (0.2%)

Boyd Gaming
  Sr Sub Nts
    12-15-12      7.75             215,000              232,469

Hilton Hotels
    12-01-12      7.63             675,000              780,664

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Lodging & gaming (cont.)

MGM MIRAGE
    10-01-09      6.00%           $355,000             $363,875
  Sr Nts
    02-27-14      5.88             370,000              370,000

Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13      6.13             290,000(d)           295,800
  Sr Sub Nts
    04-01-12      8.00             380,000              412,775

Station Casinos
  Sr Nts
    04-01-12      6.00             530,000              549,213
                                                   ------------
Total                                                 3,004,796
-------------------------------------------------------------------

Machinery (0.1%)

Joy Global
  Series B
    03-15-12      8.75             775,000              868,000
-------------------------------------------------------------------

Media (0.8%)

Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
    03-01-12      8.75             240,000(c)           264,000

Dex Media West LLC/Finance
  Sr Nts Series B
    08-15-10      8.50             365,000              399,675

Emmis Operating
  Sr Sub Nts
    05-15-12      6.88             395,000              403,888

Gray Television
    12-15-11      9.25              25,000               27,750

Lamar Media
    01-01-13      7.25             170,000              181,900

News America
    12-15-34      6.20           6,135,000(d)         6,327,676

Quebecor Media
  (U.S. Dollar) Sr Nts
    07-15-11     11.13            295,000(c)           333,350

Radio One
  Series B
    07-01-11      8.88             535,000              583,150
  Sr Sub Nts
    02-15-13      6.38             155,000(d)           158,100

Shaw Communications
  (U.S. Dollar) Sr Nts
    04-06-11      7.25           1,010,000(c)         1,100,900

Sun Media
  (U.S. Dollar)
    02-15-13      7.63             795,000(c)           858,600

Susquehanna Media
  Sr Sub Nts
    04-15-13      7.38             450,000              479,250

United Artists Theatre
    07-01-15      9.30           3,010,925            3,071,143
                                                   ------------
Total                                                14,189,382
-------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
115   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Metals (--%)

Russel Metals
  (U.S. Dollar) Sr Nts
    03-01-14      6.38%           $400,000(c)          $404,000
-------------------------------------------------------------------

Multi-industry (0.1%)

ARAMARK Services
    12-01-06      7.10             500,000              523,401

Tyco Intl Group
  (U.S. Dollar)
    02-15-11      6.75           1,480,000(c)         1,635,336
                                                   ------------
Total                                                 2,158,737
-------------------------------------------------------------------

Paper & packaging (1.0%)

Ball
    12-15-12      6.88             765,000              814,725

Boise Cascade LLC
  Sr Sub Nts
    10-15-14      7.13             150,000(d)           158,625

Cascades
  (U.S. Dollar) Sr Nts
    02-15-13      7.25             315,000(c)           335,475

Crown Paper
  Sr Sub Nts
    09-01-05     11.00           3,450,000(b,j,l)            --

Domtar
  (U.S. Dollar)
    12-01-13      5.38          11,910,000(c)        11,534,573

Georgia-Pacific
    02-01-10      8.88             240,000              279,600
  Sr Nts
    07-15-08      7.38           1,000,000            1,085,000

Graphic Packaging Intl
  Sr Nts
    08-15-11      8.50             220,000              239,250

Norampac
  (U.S. Dollar) Sr Nts
    06-01-13      6.75             660,000(c)           693,000

Owens-Illinois Glass Container
    05-15-11      7.75             575,000              621,000

Silgan Holdings
  Sr Sub Nts
    11-15-13      6.75             595,000              615,825

Stone Container
  Sr Nts
    02-01-08      9.25              25,000               27,625
                                                   ------------
Total                                                16,404,698
-------------------------------------------------------------------

Retail -- general (--%)

Flooring America
  Series B
    10-15-07      9.25             185,000(b,j,l)            --

William Carter
  Series B
    08-15-11     10.88             193,000              215,195
-------------------------------------------------------------------

Telecom equipment & services (1.6%)

Qwest
    03-15-12      9.13             450,000(d)           519,750

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Telecom equipment & services (cont.)

Sprint Capital
    11-15-28      6.88%        $12,135,000          $13,390,220

TELUS
  (U.S. Dollar)
    06-01-11      8.00          12,255,000(c)        14,313,436
                                                   ------------
Total                                                28,223,406
-------------------------------------------------------------------

Textiles & apparel (0.3%)

Jones Apparel Group
    11-15-14      5.13           1,965,000(d)         1,934,656
    11-15-34      6.13           3,055,000(d)         3,040,208
                                                   ------------
Total                                                 4,974,864
-------------------------------------------------------------------

Utilities -- electric (1.6%)

Duke Energy Field Services LLC
    08-16-05      7.50           2,500,000            2,545,983

Indianapolis Power & Light
    1st Mtge
    07-01-13      6.30           1,110,000(d)         1,188,743

IPALCO Enterprises
    11-14-08      8.38             265,000              295,475
    11-14-11      8.63           1,765,000            2,073,875

Metropolitan Edison
    03-15-13      4.95           3,320,000            3,307,112

NorthWestern Energy
    11-01-14      5.88             400,000(d)           404,843

Ohio Edison
  Sr Nts
    05-01-15      5.45             785,000              795,392

Ohio Power
  Sr Nts Series H
    01-15-14      4.85           4,695,000            4,642,556

Potomac Edison
    1st Mtge
    11-15-14      5.35           1,865,000(d)         1,888,313

Progress Energy
    1st Mtge
    03-01-13      4.80           1,220,000            1,216,255

Texas Genco LLC/Financing
  Sr Nts
    12-15-14      6.88             235,000(d)           250,863

TXU
    11-15-34      6.55           3,910,000(d)         3,988,622

Westar Energy
    1st Mtge
    07-01-14      6.00           3,840,000            4,120,503
                                                   ------------
Total                                                26,718,535
-------------------------------------------------------------------

Utilities -- natural gas (0.3%)

ANR Pipeline
    03-15-10      8.88             405,000              449,044

El Paso Natural Gas
  Sr Nts Series A
    08-01-10      7.63             355,000              385,175

Northwest Pipeline
    03-01-10      8.13           1,180,000            1,296,525

Plains Exploration & Production
  Sr Nts
    06-15-14      7.13             400,000              442,000

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Utilities -- natural gas (cont.)

Southern Natural Gas
    03-15-10      8.88%           $410,000             $454,075

Southern Star Central
    08-01-10      8.50             280,000              308,700

Transcontinental Gas Pipe Line
  Series B
    08-15-11      7.00           1,070,000            1,182,350
                                                   ------------
Total                                                 4,517,869
-------------------------------------------------------------------

Utilities -- telephone (2.3%)

Telecom Italia Capital
  (U.S. Dollar)
    09-30-34      6.00           8,525,000(c,d)       8,587,071

Verizon Pennsylvania
  Series A
    11-15-11      5.65          30,203,000           31,486,929
                                                   ------------
Total                                                40,074,000
-------------------------------------------------------------------

Total bonds
(Cost: $1,703,421,975)                           $1,701,197,355
-------------------------------------------------------------------

Preferred stock (--%)

Issuer                                  Shares          Value(a)

Pegasus Satellite
    12.75% Cm Pay-in-kind
  Series B                              --(b,l,q)         $1
-------------------------------------------------------------------

Total preferred stock
(Cost: $123)                                              $1
-------------------------------------------------------------------

Short-term securities (3.6%)(o)

Issuer            Effective        Amount              Value(a)
                   yield         payable at
                                  maturity

U.S. government agencies (2.2%)

Federal Home Loan Mtge Corp Disc Nt
    05-10-05      2.62%        $10,000,000           $9,948,670

Federal Natl Mtge Assn Disc Nts
    03-02-05      2.38           1,200,000            1,199,841
    03-21-05      2.40           6,400,000            6,391,039
    05-02-05      2.61          10,000,000            9,954,530
    05-03-05      2.61          10,000,000            9,953,800
                                                   ------------
Total                                                37,447,880
-------------------------------------------------------------------

Commercial paper (1.4%)

Delaware Funding
    03-24-05      2.55          10,000,000            9,983,000

CRC Funding LLC
    03-01-05      2.61          14,400,000           14,398,956
                                                   ------------
Total                                                24,381,956
-------------------------------------------------------------------

Total short-term securities
(Cost: $61,832,624)                                 $61,829,836
-------------------------------------------------------------------

Total investments in securities
(Cost: $1,765,254,722)(r)                        $1,763,027,192
===================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
116   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 4.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2005, the value of these securities amounted to $100,566,075 or 5.9% of net assets.

(e) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Feb. 28, 2005:

      Security            Principal     Settlement     Proceeds       Value
                           amount          date       receivable
      --------------------------------------------------------------------------
      Federal Natl Mtge
        Assn
      3-01-20 4.50%     $ 4,000,000      3-17-05      $ 3,991,875   $ 3,946,248
      3-01-35 5.00       17,100,000      3-14-05       17,078,625    16,848,836
      3-01-35 5.50        8,900,000      3-14-05        9,064,156     8,972,312

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Feb. 28, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $37,024,887.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Feb. 28, 2005.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(j)   Negligible market value.

(k) The following abbreviations is are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC  --    American Municipal Bond Association Corporation
      FSA    --    Financial Security Assurance
      MBIA   --    MBIA Insurance Corporation

(l) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 2005, is as follows:

      Security                                 Acquisition              Cost
                                                 dates
      --------------------------------------------------------------------------
      Crown Paper
        11.00% Sr Sub Nts 2005              02-10-00 thru 02-14-00   $2,093,399
      Flooring America
        9.25% Series B 2007                 10-09-97 thru 12-17-02      205,934
      Greater Beijing First Expressways
        (U.S. Dollar) 9.50% Sr Nts 2007     06-12-97 thru 11-03-98      380,438
      Pegasus Satellite
        12.75% Cm Pay-in-kind Series B 2007        06-15-01                 123

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      Type of security                                       Notional amount
      ------------------------------------------------------------------------
      Purchase contract

      U.S. Long Bond, June 2005, 20-year                       $23,900,000

      Sale contracts

      U.S. Treasury Note, March 2005, 5-year                    29,300,000
      U.S. Treasury Note, March 2005, 10-year                   99,600,000
      U.S. Treasury Note, June 2005, 10-year                    41,800,000

(n) At Feb. 28, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(o) Cash collateral received from security lending activity is invested in short-term securities and represents 0.7% of net assets. See Note 6 to the financial statements. 2.9% of net assets is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
117   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

(p) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(q) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(r) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $1,765,255,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $ 13,679,000
      Unrealized depreciation                                     (15,907,000)
      --------------------------------------------------------------------------
      Net unrealized depreciation                                $ (2,228,000)
      --------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
118   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Diversified Equity Income Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.7%)

Issuer                         Shares          Value(a)

Aerospace & defense (3.2%)

Goodrich                      246,800        $9,139,004
Honeywell Intl                299,900        11,387,203
Rockwell Automation           120,500         7,489,075
United Technologies           124,500        12,435,060
                                           --------------
Total                                        40,450,342
---------------------------------------------------------

Airlines (0.5%)

AMR                           629,500(b,d)    5,344,455
Northwest Airlines            184,400(b,d)    1,296,332
                                           --------------
Total                                         6,640,787
---------------------------------------------------------

Automotive & related (0.7%)

Eaton                         129,900         9,060,525
---------------------------------------------------------

Banks and savings & loans (2.7%)

Bank of America               405,500        18,916,575
Mellon Financial               82,800         2,374,704
Washington Mutual             143,700         6,029,652
Wells Fargo & Co              119,300         7,084,034
                                           --------------
Total                                        34,404,965
---------------------------------------------------------

Beverages & tobacco (1.5%)

Altria Group                  282,200        18,526,430
---------------------------------------------------------

Broker dealers (2.3%)

JPMorgan Chase & Co           234,500         8,570,975
Lehman Brothers Holdings       43,400         3,957,212
Merrill Lynch & Co            140,600         8,236,348
Morgan Stanley                146,500         8,272,855
                                           --------------
Total                                        29,037,390
---------------------------------------------------------

Building materials & construction (2.7%)

CEMEX ADR                     225,200(c)      9,001,244
Fluor                         163,900        10,284,725
Hanson ADR                    295,900(c)     14,410,330
Insituform Technologies Cl A   78,400(b)      1,243,424
                                           --------------
Total                                        34,939,723
---------------------------------------------------------

Chemicals (2.6%)

Air Products & Chemicals       27,900         1,747,098
Cabot                          36,600         1,273,680
Compass Minerals Intl         167,100         4,177,500
Dow Chemical                  264,500        14,587,175
EI du Pont de Nemours & Co    211,700        11,283,610
                                           --------------
Total                                        33,069,063
---------------------------------------------------------

Computer hardware (0.2%)

Hewlett-Packard               136,200         2,832,960
---------------------------------------------------------

Computer software & services (1.3%)

Electronic Data Systems       481,700        10,260,210
Microsoft                     255,300         6,428,454
                                           --------------
Total                                        16,688,664
---------------------------------------------------------

Electronics (0.2%)

Energy Conversion Devices   56,500(b)         1,150,905
FuelCell Energy            121,400(b)         1,311,120
                                           --------------
Total                                         2,462,025
---------------------------------------------------------

Common stocks (continued)

Issuer                         Shares          Value(a)

Energy (12.8%)

Anadarko Petroleum             43,100        $3,312,666
Ballard Power Systems         192,400(b,c)    1,164,020
BP ADR                         51,800(c)      3,362,856
Burlington Resources           85,800         4,258,254
ChevronTexaco                 346,400        21,504,512
ConocoPhillips                 82,900         9,192,781
Devon Energy                   68,700         3,214,473
EnCana                         96,800(c)      6,474,952
EOG Resources                  21,200         1,931,744
Exxon Mobil                   315,800        19,993,298
Kerr-McGee                    235,400        18,281,164
Marathon Oil                  347,200        16,436,448
Petroleo Brasileiro ADR       395,600(c)     19,305,280
Pioneer Natural Resources     153,700         6,481,529
Repsol ADR                    228,800(c)      6,253,104
Total ADR                      78,600(c)      9,369,120
Unocal                        230,000        12,443,000
                                           --------------
Total                                       162,979,201
---------------------------------------------------------

Energy equipment & services (7.8%)

Baker Hughes                  408,900        19,332,792
Halliburton                   558,800        24,570,436
McDermott Intl                765,800(b)     15,193,472
Schlumberger                  262,400        19,798,080
Tidewater                     497,100        20,515,317
                                           --------------
Total                                        99,410,097
---------------------------------------------------------

Environmental services (0.5%)

Waste Management              229,100         6,698,884
---------------------------------------------------------

Finance companies (3.7%)

Citigroup                     990,600        47,271,432
---------------------------------------------------------

Financial services (2.7%)

Capital One Financial          84,600         6,487,128
Fannie Mae                    408,900        23,904,294
MBNA                          163,500         4,147,995
PHH                            21,465(b)        450,765
                                           --------------
Total                                        34,990,182
---------------------------------------------------------

Food (0.7%)

Archer-Daniels-Midland        373,900         9,010,990
---------------------------------------------------------

Furniture & appliances (0.8%)

Whirlpool                     163,900        10,448,625
---------------------------------------------------------

Health care products (2.6%)

Abbott Laboratories           126,900         5,836,131
Bristol-Myers Squibb          193,000         4,830,790
Merck & Co                    249,200         7,899,640
Pfizer                        383,900        10,092,731
Wyeth                         101,100         4,126,902
                                           --------------
Total                                        32,786,194
---------------------------------------------------------

Common stocks (continued)

Issuer                         Shares          Value(a)

Health care services (2.3%)

PacifiCare Health Systems  354,900(b)       $22,529,052
Tenet Healthcare           631,500(b)         6,889,665
                                           --------------
Total                                        29,418,717
---------------------------------------------------------

Industrial transportation (1.8%)

Burlington Northern Santa Fe  286,700        14,412,409
Union Pacific                 142,600         9,047,970
                                           --------------
Total                                        23,460,379
---------------------------------------------------------

Insurance (13.7%)

ACE                           479,000(c)     21,296,340
American Intl Group           311,000        20,774,800
Aon                           425,300        10,424,103
CIGNA                          53,300         4,839,640
Hartford Financial
  Services Group               48,700         3,503,965
Jefferson-Pilot               142,400         6,971,904
Lincoln Natl                  142,500         6,676,125
Loews                         202,100        14,405,688
Marsh & McLennan Companies    279,600         9,128,940
Safeco                        203,400         9,700,146
St. Paul Travelers Companies  671,000        25,712,720
Torchmark                     140,800         7,337,088
UnumProvident                  65,200         1,103,184
XL Capital Cl A               434,100(c)     32,557,500
                                           --------------
Total                                       174,432,143
---------------------------------------------------------

Leisure time & entertainment (1.5%)

Royal Caribbean Cruises       295,400        13,957,650
Viacom Cl B                   156,700         5,468,830
                                           --------------
Total                                        19,426,480
---------------------------------------------------------

Lodging & gaming (0.4%)

Starwood Hotels
   & Resorts Worldwide         80,300         4,596,372
---------------------------------------------------------

Machinery (7.3%)

Caterpillar                   478,200        45,452,910
Deere & Co                     93,900         6,677,229
Ingersoll-Rand Cl A           274,200(c)     23,101,350
Parker Hannifin               152,000        10,001,600
Tomkins ADR                   347,200(c)      7,648,816
                                           --------------
Total                                        92,881,905
---------------------------------------------------------

Media (2.4%)

Cendant                       424,300         9,385,516
Gannett                       110,500         8,701,875
RR Donnelley & Sons           214,500         7,123,545
Time Warner                   315,200(b)      5,430,896
                                           --------------
Total                                        30,641,832
---------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
119   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Equity Income Fund

Issuer                              Shares             Value(a)

Metals (0.8%)

Alcoa                              263,100           $8,450,772
Freeport-McMoRan
  Copper & Gold Cl B                35,400            1,480,428
                                                   --------------
Total                                                 9,931,200
-----------------------------------------------------------------

Multi-industry (6.6%)

Ameron Intl                          1,400               49,168
Cooper Inds Cl A                    91,300            6,333,481
Crane                              233,700            6,964,260
Eastman Kodak                      175,300            5,958,447
General Electric                   860,100           30,275,520
Pitney Bowes                        79,600            3,650,456
Textron                            200,000           15,470,000
YORK Intl                          408,100           15,781,227
                                                   --------------
Total                                                84,482,559
-----------------------------------------------------------------

Paper & packaging (1.8%)

Abitibi-Consolidated               554,200(c)         2,554,862
Intl Paper                         326,400           12,191,040
MeadWestvaco                       109,900            3,446,464
Weyerhaeuser                        75,600            5,059,908
                                                   --------------
Total                                                23,252,274
-----------------------------------------------------------------

Real estate investment trust (0.1%)

Rayonier                            36,800            1,766,400
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Retail -- general (0.7%)

JC Penney                           83,600           $3,719,364
Wal-Mart Stores                    112,700            5,816,447
                                                   --------------
Total                                                 9,535,811
-----------------------------------------------------------------

Utilities -- electric (0.2%)

FirstEnergy                         25,900            1,068,116
Plug Power                         204,200(b)         1,460,030
                                                   --------------
Total                                                 2,528,146
-----------------------------------------------------------------

Utilities -- natural gas (1.0%)

NiSource                           542,500           12,282,200
-----------------------------------------------------------------

Utilities -- telephone (8.6%)

AT&T                               858,100           16,672,883
BellSouth                          611,400           15,774,120
BT Group                         2,952,240(c)        11,816,785
MCI                                307,800            7,002,450
SBC Communications                 706,700           16,996,135
Sprint                             318,400            7,539,712
Telefonos de Mexico ADR Cl L       567,100(c)        22,235,991
Verizon Communications             313,300           11,269,401
                                                   --------------
Total                                               109,307,477
-----------------------------------------------------------------

Total common stocks
(Cost: $1,060,812,479)                           $1,259,652,374
-----------------------------------------------------------------

Preferred stocks (0.3%)

Issuer                              Shares             Value(a)

Schering-Plough
    6.00% Cv                        66,600           $3,451,611
Xerox
    6.25% Cv                         6,410              875,927
-----------------------------------------------------------------

Total preferred stocks
(Cost: $3,971,000)                                   $4,327,538
-----------------------------------------------------------------

Short-term securities (3.1%)(e)

Issuer           Effective        Amount              Value(a)
                  yield         payable at
                                 maturity

U.S. government agencies (1.6%)

Federal Home Loan Mtge Corp Disc Nt
    03-14-05      2.40%        $10,000,000           $9,990,665

Federal Natl Mtge Assn Disc Nt
    03-23-05      2.32           9,600,000            9,585,771
                                                   --------------
Total                                                19,576,436
-----------------------------------------------------------------

Commercial paper (1.5%)

Chariot Funding LLC
    03-17-05      2.53           4,800,000            4,794,265

General Electric Capital
    03-01-05      2.60          14,600,000           14,598,946
                                                   --------------
Total                                                19,393,211
-----------------------------------------------------------------

Total short-term securities
(Cost: $38,971,752)                                 $38,969,647
-----------------------------------------------------------------

Total investments in securities
(Cost: $1,103,755,231)(f)                        $1,302,949,559
=================================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 14.9% of net assets.

(d) At Feb. 28, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.5% of net assets. See Note 6 to the financial statements. 2.6% of net assets is the Fund's cash equivalent position.

(f) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $1,103,755,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                               $212,968,000
       Unrealized depreciation                                (13,773,000)
       --------------------------------------------------------------------
       Net unrealized appreciation                           $199,195,000
       --------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
120   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Equity Select Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (96.9%)

Issuer                              Shares             Value(a)

Broker dealers (2.9%)

Legg Mason                          91,200           $7,354,368
-------------------------------------------------------------------

Building materials & construction (1.3%)

Martin Marietta Materials           58,900            3,397,352
-------------------------------------------------------------------

Chemicals (2.0%)

Sigma-Aldrich                       81,900            5,045,859
-------------------------------------------------------------------

Computer hardware (1.9%)

Kronos                              11,800(b)           658,912
Network Appliance                  135,100(b)         4,054,351
                                                   ----------------
Total                                                 4,713,263
-------------------------------------------------------------------

Computer software & services (17.6%)

Acxiom                             175,900            3,957,750
Adobe Systems                       31,450            1,942,038
Advent Software                     96,300(b)         1,700,658
BMC Software                       212,000(b)         3,169,400
Dendrite Intl                      256,000(b)         3,932,160
Digital River                       60,130(b)         1,811,717
DST Systems                         55,100(b)         2,616,699
Electronic Arts                     30,000(b)         1,934,700
F5 Networks                         14,200(b)           782,278
Fair Isaac                         126,600            4,279,080
Fiserv                             131,500(b)         4,989,110
Juniper Networks                    88,400(b)         1,904,136
NAVTEQ                              51,900(b)         2,268,030
Paychex                            162,800            5,198,203
SunGard Data Systems               153,300(b)         4,002,663
                                                   ----------------
Total                                                44,488,622
-------------------------------------------------------------------

Electronics (6.7%)

American Power Conversion          173,000            3,809,460
Broadcom Cl A                       60,100(b)         1,938,225
KLA-Tencor                          38,900(b)         1,922,049
Maxim Integrated Products           64,300            2,766,186
Microchip Technology               138,700            3,808,702
Novellus Systems                    88,000(b)         2,599,080
                                                   ----------------
Total                                                16,843,702
-------------------------------------------------------------------

Energy (6.7%)

EOG Resources                       45,100            4,109,512
Murphy Oil                          41,900            4,191,676
Newfield Exploration                44,900(b)         3,333,825
Pogo Producing                      58,000            2,819,380
XTO Energy                          56,800            2,585,536
                                                   ----------------
Total                                                17,039,929
-------------------------------------------------------------------

Energy equipment & services (4.9%)

BJ Services                         51,400            2,567,944
ENSCO Intl                         103,800            4,181,064
Nabors Inds                         50,100(b,c)       2,875,740
Noble                               47,800            2,727,946
                                                   ----------------
Total                                                12,352,694
-------------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Financial services (3.7%)

Advance America Cash
  Advance Centers                   28,450             $578,389
CapitalSource                       57,300(b)         1,317,900
Investors Financial Services        85,800            4,300,295
T Rowe Price Group                  52,750            3,238,323
                                                   ----------------
Total                                                 9,434,907
-------------------------------------------------------------------

Health care products (13.2%)

Beckman Coulter                      8,400              591,780
Biogen Idec                         95,800(b)         3,702,670
Biomet                             111,000            4,686,420
Diagnostic Products                144,400            6,588,972
Gilead Sciences                     37,500(b)         1,295,625
Invitrogen                          62,500(b)         4,372,500
Kinetic Concepts                    62,047(b)         4,047,326
MedImmune                           92,700(b)         2,232,216
St. Jude Medical                    64,200(b)         2,510,220
Techne                             101,400(b)         3,456,726
                                                   ----------------
Total                                                33,484,455
-------------------------------------------------------------------

Health care services (5.7%)

Express Scripts                     33,300(b)         2,507,157
Health Management
  Associates Cl A                  214,500            4,927,065
Lincare Holdings                   106,800(b)         4,333,944
Omnicare                            77,000            2,655,730
                                                   ----------------
Total                                                14,423,896
-------------------------------------------------------------------

Home building (0.1%)

Pulte Homes                          3,500              273,070
-------------------------------------------------------------------

Industrial services (4.5%)

Cintas                              88,500            3,874,530
Fastenal                           129,600            7,576,416
                                                   ----------------
Total                                                11,450,946
-------------------------------------------------------------------

Lodging & gaming (0.5%)

GTECH Holdings                      26,600              621,110
Station Casinos                     10,400              633,776
                                                   ----------------
Total                                                 1,254,886
-------------------------------------------------------------------

Media (3.9%)

Catalina Marketing                 179,300            4,832,135
Univision
Communications Cl A                 98,700(b)         2,604,693
Westwood One                       112,300(b)         2,452,632
                                                   ----------------
Total                                                 9,889,460
-------------------------------------------------------------------

Multi-industry (4.7%)

Danaher                             71,400            3,867,738
Robert Half Intl                   192,600            5,618,142
Strayer Education                   22,800            2,411,556
                                                   ----------------
Total                                                11,897,436
-------------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Restaurants (5.5%)

Brinker Intl                        66,800(b)        $2,529,048
CBRL Group                          61,200            2,619,972
Cheesecake Factory                 149,500(b)         5,087,485
Panera Bread Cl A                   18,000(b)           962,280
Starbucks                           51,600(b)         2,673,396
                                                   ----------------
Total                                                13,872,181
-------------------------------------------------------------------

Retail -- general (8.7%)

Advance Auto Parts                   9,700(b)           488,686
Build-A-Bear Workshop               77,900(b)         2,664,959
Staples                             60,500            1,906,960
Whole Foods Market                 100,500           10,333,410
Williams-Sonoma                    188,500(b)         6,539,065
                                                   ----------------
Total                                                21,933,080
-------------------------------------------------------------------

Textiles & apparel (2.4%)

Chico's FAS                         70,400(b)         2,073,280
Coach                               70,700(b)         3,925,971
                                                   ----------------
Total                                                 5,999,251
-------------------------------------------------------------------

Total common stocks
(Cost: $208,718,926)                               $245,149,357
-------------------------------------------------------------------

Short-term securities (2.4%)

Issuer          Effective         Amount              Value(a)
                  yield         payable at
                                 maturity

U.S. government agencies (2.1%)

Federal Home Loan Mtge Corp Disc Nts
    03-16-05      2.28%         $1,100,000           $1,098,885
    05-10-05      2.62             800,000              795,894

Federal Natl Mtge Assn Disc Nts
    03-17-05      2.32           2,100,000            2,097,700
    03-21-05      2.40             900,000              898,740
    05-25-05      2.80             500,000              496,679
                                                   ----------------
Total                                                 5,387,898
-------------------------------------------------------------------

Commercial paper (0.3%)

Preferred Receivables Funding
    03-08-05      2.52             800,000              799,552
-------------------------------------------------------------------

Total short-term securities
(Cost: $6,187,683)                                   $6,187,450
-------------------------------------------------------------------
Total investments in securities
(Cost: $214,906,609)(d)                            $251,336,807
===================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
121   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Equity Select Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 1.1% of net assets.

(d) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $214,907,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                    $41,050,000
       Unrealized depreciation                                     (4,620,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                                $36,430,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
122   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Global Bond Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (94.0%)(c)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Australia (1.8%)

Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
    02-15-11      10.75%           $70,000              $78,750

Commonwealth Bank of Australia
  (European Monetary Unit)
    11-12-09      3.38             480,000              638,722

New South Wales Treasury
  (Australian Dollar)
    03-01-08      8.00           6,840,000            5,748,123

Queensland Treasury
  (Australian Dollar)
    06-14-05      6.50           2,400,000            1,905,841

Telstra
  (U.S. Dollar)
    04-01-12      6.38             450,000              494,662
                                                   ----------------
Total                                                 8,866,098
-------------------------------------------------------------------

Austria (2.1%)

Republic of Austria
  (European Monetary Unit)
    01-15-10      5.50           7,120,000           10,427,133
-------------------------------------------------------------------

Brazil (0.2%)

Federal Republic of Brazil
  (U.S. Dollar)
    04-15-14      8.00             824,458              838,144
-------------------------------------------------------------------

Canada (2.4%)

Canada Housing Trust #1
  (Canadian Dollar)
    06-15-06      5.53           2,580,000            2,162,769

Canadian Pacific Railway
  (Canadian Dollar)
    06-15-10      4.90             195,000(d)           163,655

Cascades
  (U.S. Dollar) Sr Nts
    02-15-13      7.25              45,000               47,925

Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
    03-01-12      8.75              30,000               33,000

Domtar
  (U.S. Dollar)
    12-01-13      5.38             780,000              755,413

Govt of Canada
  (U.S. Dollar)
    11-05-08      5.25           1,000,000            1,041,373

Norampac
  (U.S. Dollar) Sr Nts
    06-01-13      6.75             100,000              105,000

Province of British Columbia
  (Canadian Dollar)
    08-23-10      6.38           5,615,000            5,091,565

Province of Ontario
  (Canadian Dollar)
    03-08-06      5.90           2,770,000            2,316,157

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Canada (cont.)

Russel Metals
  (U.S. Dollar) Sr Nts
    03-01-14      6.38%            $50,000              $50,500

Shaw Communications
  (U.S. Dollar) Sr Nts
    04-06-11      7.25             135,000              147,150

Sun Media
  (U.S. Dollar)
    02-15-13      7.63             100,000              108,000

Videotron Ltee
  (U.S. Dollar)
    01-15-14      6.88              70,000               73,500
                                                   ----------------
Total                                                12,096,007
-------------------------------------------------------------------

Denmark (0.8%)

Realkredit Danmark
  (Danish Krone)
    01-01-08      4.00          20,600,000            3,781,761
-------------------------------------------------------------------

Finland (2.3%)

Republic of Finland
  (European Monetary Unit)
    07-04-07      5.00           8,055,000           11,242,518
-------------------------------------------------------------------

France (4.8%)

Dexia Municipal Agency
  (European Monetary Unit)
    09-03-07      4.25             430,000              590,621

France Telecom
  (U.S. Dollar)
    03-01-06      7.95             550,000(g)           568,927

Govt of France
  (European Monetary Unit)
    04-25-12      5.00           7,855,000           11,436,101
    04-25-13      4.00           8,105,000           11,078,554
                                                   ----------------
Total                                                23,674,203
-------------------------------------------------------------------

Germany (11.2%)

Allgemeine Hypothekenbank Rheinboden
  (European Monetary Unit)
    09-02-09      5.00           1,720,000(d)         2,451,631

Bayerische Landesbank
  (Japanese Yen) Sr Nts
    04-22-13      1.40         229,000,000            2,217,156

Bundesrepublik Deutschland
  (European Monetary Unit)
    07-04-10      5.25           2,250,000            3,279,879
    07-04-13      3.75          11,335,000           15,211,305
    07-04-27      6.50           6,385,000           11,363,589
    07-04-34      4.75           2,265,000            3,293,273

Bundesschatzanweisungen
  (European Monetary Unit)
    12-16-05      2.75           7,060,000            9,385,678

DEPFA Deutsche Pfandbriefbank
  (European Monetary Unit)
    01-15-10      5.50           1,970,000            2,877,306

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Germany (cont.)

Deutsche Bank
  (European Monetary Unit)
    07-28-09      4.25%            375,000             $518,923

Kabel Deutschland
  (U.S. Dollar)
    07-01-14      10.63             25,000(d)            28,750

Landesbank Berlin Girozentrale
  (European Monetary Unit)
    04-30-07      5.00           1,790,000            2,483,301

Rheinische Hypothekenbank
  (European Monetary Unit)
    07-05-10      5.75           1,830,000            2,713,708
                                                   ----------------
Total                                                55,824,499
-------------------------------------------------------------------

Greece (4.0%)

Hellenic Republic
  (European Monetary Unit)
    06-21-06      2.75           6,405,000            8,511,358
    04-19-07      4.65           4,095,000            5,650,013
    10-22-22      5.90           3,595,000            5,766,728
                                                   ----------------
Total                                                19,928,099
-------------------------------------------------------------------

Italy (5.3%)

Buoni Poliennali Del Tesoro
  (European Monetary Unit)
    03-01-07      4.50           7,530,000           10,348,134
    10-15-07      5.00           7,410,000           10,388,845
    11-01-26      7.25           2,960,191            5,608,743
                                                   ----------------
Total                                                26,345,722
-------------------------------------------------------------------

Japan (8.6%)

Development Bank of Japan
  (Japanese Yen)
    06-20-12      1.40         532,000,000            5,195,804

Govt of Japan
  (Japanese Yen)
    12-21-09      1.70       2,485,000,000           25,013,400
    03-22-10      1.70         261,000,000            2,627,357
    06-20-12      1.40         616,000,000            6,024,949
    12-20-12      1.00         395,000,000            3,730,264
                                                   ----------------
Total                                                42,591,774
-------------------------------------------------------------------

Luxembourg (0.5%)

BCP Crystal US Holdings
  (U.S. Dollar) Sr Sub Nts
    06-15-14      9.63              16,250(d)            18,769

Telecom Italia Capital
  (U.S. Dollar)
    09-30-34      6.00           2,390,000(d)         2,407,402
                                                   ----------------
Total                                                 2,426,171
-------------------------------------------------------------------

Malaysia (0.3%)

Petronas Capital
  (U.S. Dollar)
    05-22-12      7.00           1,275,000(d)         1,435,294
-------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
123   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Global Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Mexico (0.6%)

Govt of Mexico
  (Mexican Peso)
    12-24-09      9.00%         13,150,000           $1,152,415

Pemex Project Funding Master Trust
  (U.S. Dollar)
    12-15-14      7.38             637,000              713,122

United Mexican States
  (Japanese Yen)
    06-06-06      6.75          48,000,000              496,418
  (U.S. Dollar)
    09-27-34      6.75             601,000              612,119
                                                   ----------------
Total                                                 2,974,074
-------------------------------------------------------------------

Netherlands (2.0%)

Bank Nederlandse Gemeenten
  (British Pound)
    08-06-07      7.38             970,000            1,960,847

Govt of Netherlands
  (European Monetary Unit)
    07-15-12      5.00           5,650,000            8,206,920
                                                   ----------------
Total                                                10,167,767
-------------------------------------------------------------------

New Zealand (1.1%)

Govt of New Zealand
  (New Zealand Dollar)
    11-15-06      8.00           7,330,000            5,468,362
-------------------------------------------------------------------

Norway (1.1%)

Govt of Norway
  (Norwegian Krone)
    05-16-11      6.00          30,900,000            5,641,131
-------------------------------------------------------------------

Poland (1.2%)

Republic of Poland
  (Polish Zloty)
    02-12-06      8.50           9,650,000            3,366,642
    11-24-09      6.00           7,500,000            2,626,775
                                                   ----------------
Total                                                 5,993,417
-------------------------------------------------------------------

South Africa (0.3%)

Republic of South Africa
  (South African Rand)
    08-31-10      13.00          5,885,000            1,261,854
-------------------------------------------------------------------

South Korea (0.1%)

Korea Development Bank
  (Japanese Yen)
    06-25-08      0.98          40,000,000              385,638
-------------------------------------------------------------------

Spain (7.8%)

Caja de Ahorros y Monte de Piedad de Madrid
  (European Monetary Unit)
    03-25-11      3.50           2,100,000            2,797,116

Govt of Spain
  (European Monetary Unit)
    10-31-07      4.25           7,665,000           10,564,512
    07-30-09      5.15          10,245,000           14,742,894
    01-31-10      4.00           7,880,000           10,858,129
                                                   ----------------
Total                                                38,962,651
-------------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Supra-National (1.0%)

European Investment Bank
  (British Pound)
    12-07-11      5.50%          2,520,000           $4,975,655
-------------------------------------------------------------------

Sweden (0.5%)

Govt of Sweden
  (Swedish Krona)
    04-20-06      3.50          15,550,000            2,307,738
-------------------------------------------------------------------

United Kingdom (4.0%)

BT Group
  (U.S. Dollar)
    12-15-10      8.38             550,000              648,666

HBOS Treasury Services
  (European Monetary Unit)
    02-12-09      3.50           1,700,000            2,281,293

United Kingdom Treasury
  (British Pound)
    03-07-12      5.00           5,015,000            9,790,166
    09-07-14      5.00           3,590,000            7,040,745
                                                   ----------------
Total                                                19,760,870
-------------------------------------------------------------------

United States (30.1%)

Aesop Funding II LLC
  (U.S. Dollar) Series 2002-1A Cl A1 (AMBAC)
    10-20-06      3.85             400,000(d,h)         401,341

Airgas
  (U.S. Dollar)
    10-01-11      9.13              75,000               82,688

Allied Waste North America
  (U.S. Dollar)
    04-15-11      6.38              15,000               14,588
  (U.S. Dollar) Series B
    04-01-08      8.88              35,000               37,712

AmeriCredit Automobile Receivables Trust
  (U.S. Dollar) Series 2004-DF Cl A3 (FSA)
    07-06-09      2.98             600,000(h)           582,000

ARG Funding
  (U.S. Dollar) Series 2005-1A Cl A3 (MBIA)
    04-20-10      4.29           1,000,000(d,h)         989,180

ASIF Global Financing XIX
  (U.S. Dollar)
    01-17-13      4.90           5,880,000(d)         5,938,330

Ball
  (U.S. Dollar)
    12-15-12      6.88              95,000              101,175

Banc of America Commercial Mtge
  (U.S. Dollar) Series 2004-5 Cl A4
    11-10-41      4.94             600,000(f)           599,370

Bayerische Landesbank
  (U.S. Dollar) Sub Nts
    12-01-08      5.88             800,000              844,646

Bear Stearns Commercial Mtge Securities
  (U.S. Dollar) Series 2003-T10 Cl A1
    03-13-40      4.00             362,244(f)           353,336
  (U.S. Dollar) Series 2004-PWR6 Cl A6
    11-11-41      4.83             850,000(f)           840,540
  (U.S. Dollar) Series 2004-T16 Cl A3
    02-13-46      4.03             480,000(f)           472,374

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

United States (cont.)

Boise Cascade LLC
  (U.S. Dollar) Sr Sub Nts
    10-15-14      7.13%            $55,000(d)           $58,163

Boyd Gaming
  (U.S. Dollar) Sr Sub Nts
    12-15-12      7.75              25,000               27,031

California State Teachers' Retirement System Trust
  (U.S. Dollar) Series 2002-C6 Cl A3
    11-20-14      4.46             719,534(d,f)         722,588

Cardinal Health
  (U.S. Dollar)
    06-15-15      4.00           1,300,000            1,169,170

Chesapeake Energy
  (U.S. Dollar) Sr Nts
    06-15-14      7.50              40,000               44,800
    08-15-14      7.00              60,000               65,700
    01-15-16      6.88              15,000               16,125

Citigroup
  (European Monetary Unit) Sr Nts
    05-21-10      3.88           2,210,000            2,992,265

Comcast
  (U.S. Dollar)
    03-15-11      5.50           1,870,000            1,944,576

Comcast Cable Communication Holdings
  (U.S. Dollar)
    03-15-13      8.38              48,000               58,399

Commercial Mtge Pass-Through Ctfs
  (U.S. Dollar) Series 2004-LB3A Cl A3
    07-10-37      5.09             875,000(f)           895,228

Community Health Systems
  (U.S. Dollar) Sr Sub Nts
    12-15-12      6.50              30,000(d)            30,188

Compass Minerals Group
  (U.S. Dollar)
    08-15-11      10.00             75,000               84,000

Cott Beverages
  (U.S. Dollar)
    12-15-11      8.00              70,000               75,163

CS First Boston Mtge Securities
  (U.S. Dollar) Series 2004-C1 Cl A2
    01-15-37      3.52             150,000(f)           146,126

CSC Holdings
  (U.S. Dollar) Sr Nts
    12-15-07      7.88              80,000               86,100
    04-15-12      6.75              30,000(d)            32,475

DaimlerChrysler NA Holding
  (European Monetary Unit)
    01-16-07      5.63             540,000              750,147

Del Monte
  (U.S. Dollar) Sr Sub Nts
    02-15-15      6.75              20,000(d)            20,500

Dex Media West LLC/Finance
  (U.S. Dollar) Sr Nts Series B
    08-15-10      8.50              35,000               38,325

DIRECTV Holdings LLC/Finance
  (U.S. Dollar) Sr Nts
    03-15-13      8.38              90,000              101,588

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
124   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Global Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

United States (cont.)

DR Horton
  (U.S. Dollar) Sr Nts
    05-01-13      6.88%            $75,000              $82,118

Echostar DBS
  (U.S. Dollar)
    10-01-14      6.63              30,000(d)            30,825
  (U.S. Dollar) Sr Nts
    10-01-08      5.75              60,000               60,900

El Paso Natural Gas
  (U.S. Dollar) Sr Nts Series A
    08-01-10      7.63             100,000              108,500

Emmis Operating
  (U.S. Dollar) Sr Sub Nts
    05-15-12      6.88              50,000               51,125

Encore Acquisition
  (U.S. Dollar) Sr Sub Nts
    04-15-14      6.25             120,000              120,900

Federal Home Loan Mtge Corp
  (European Monetary Unit)
    02-15-07      4.63           3,170,000            4,357,532
  (U.S. Dollar)
    01-15-12      5.75           5,675,000            6,093,832
    09-01-17      6.50             252,709(f)           265,501
    05-01-18      4.50             777,474(f)           769,795
    10-01-18      5.00             849,510(f)           858,158
    04-01-33      6.00           1,195,291(f)         1,238,881
    08-01-33      6.50             171,787(f)           178,997
    11-01-33      5.00             952,414(f)           943,695
  (U.S. Dollar)
    Collateralized Mtge Obligation
    04-15-15      4.50           2,525,000(f)         2,539,598

Federal Natl Mtge Assn
  (U.S. Dollar)
    10-15-06      4.38           2,800,000            2,830,912
    01-01-09      5.74             642,461(f)           669,704
    11-01-10      4.47             366,412(f)           363,566
    01-01-13      4.92             311,419(f)           315,108
    02-01-13      4.87             803,893(f)           810,998
    09-01-13      5.28             697,450(f)           720,272
    10-01-13      5.11             295,119(f)           301,956
    02-01-17      5.50             319,814(f)           328,740
    04-01-17      6.50             598,147(f)           632,565
    07-01-17      6.00             214,991(f)           224,660
    08-01-17      6.00           1,013,303(f)         1,060,007
    09-01-17      6.00             683,053(f)           714,507
    08-01-18      4.50             419,599(f)           415,190
    11-01-18      5.50           2,028,465(f)         2,084,326
    12-01-18      5.00           2,871,560(f)         2,898,821
    02-01-19      5.00             704,232(f)           709,759
    07-01-23      5.00             722,679(f)           719,898
    12-01-28      6.00           1,144,547(f)         1,181,772
    12-01-31      6.50             489,280(f)           513,292
    05-01-32      7.50             365,730(f)           391,121
    06-01-32      7.00             317,476(f)           336,935
    08-01-32      6.50           1,980,878(f)         2,071,303
    11-01-32      7.50             570,501(f)           610,107
    01-01-33      5.80             634,471(f)           686,022
    03-01-33      5.50           1,182,378(f)         1,195,947

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

United States (cont.)

Federal Natl Mtge Assn (cont.)
  (U.S. Dollar)
    03-01-33      6.00%         $1,331,962(f)        $1,366,981
    04-01-33      6.00           2,563,392(f)         2,633,327
    06-01-33      5.50           2,319,072(f)         2,345,209
    09-01-33      5.50           1,705,355(f)         1,721,890
    10-01-33      5.50             845,142(f)           856,483
    10-01-33      6.50           3,013,549(f)         3,140,408
    11-01-33      6.50             912,549(f)           953,868
    08-01-34      7.00           1,636,677(f)         1,726,798

Ford Credit Auto Owner Trust
  (U.S. Dollar) Series 2005-A Cl A3
    11-15-08      3.48           2,000,000            1,988,339

Ford Motor
  (U.S. Dollar)
    10-01-28      6.63             391,000              355,388

GE Capital Commercial Mtge
  (U.S. Dollar) Series 2005-C1 Cl A5
    06-10-48      4.77             500,000(f)           493,869

General Electric Capital
  (European Monetary Unit)
    06-20-07      5.13             375,000              522,274
  (New Zealand Dollar)
    02-04-10      6.63           2,935,000            2,112,188

Genworth Financial
  (Japanese Yen)
    06-20-11      1.60         104,000,000              995,355

Georgia Gulf
  (U.S. Dollar) Sr Nts
    12-15-13      7.13             100,000              106,999

Georgia-Pacific
  (U.S. Dollar) Sr Nts
    07-15-08      7.38             125,000              135,625

GMAC
  (U.S. Dollar)
    03-02-11      7.25             900,000              914,958
    09-15-11      6.88           1,715,000            1,700,548

GMAC Commercial Mtge Securities
  (U.S. Dollar) Series 2004-C3 Cl A4
    12-10-41      4.55             900,000(f)           892,319
  (U.S. Dollar) Series 2004-C3 Cl A5
    12-10-41      4.86             900,000(f)           890,829

Govt Natl Mtge Assn
  (U.S. Dollar)
    10-15-33      5.50             979,187(f)           996,647
  (U.S. Dollar)
    Collateralized Mtge Obligation
    Interest Only
    01-20-32      0.00           1,177,943(e,f)         141,680

Grant Prideco Escrow
  (U.S. Dollar)
    12-15-09      9.00              55,000               60,500

Graphic Packaging Intl
  (U.S. Dollar) Sr Nts
    08-15-11      8.50              20,000               21,750

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

United States (cont.)

Greenwich Capital Commercial Funding
  (U.S. Dollar) Series 2004-GG1 Cl A4
    06-10-36      4.76%           $800,000(f)          $807,386
  (U.S. Dollar) Series 2005-GG3 Cl A1
    08-10-42      3.92             600,000(f)           597,072
  (U.S. Dollar) Series 2005-GG3 Cl A4
    08-10-42      4.80           1,000,000(f)           988,290

Hilton Hotels
  (U.S. Dollar)
    12-01-12      7.63             100,000              115,654

Honda Auto Receivables Owner Trust
  (U.S. Dollar) Series 2005-1 Cl A3
    10-21-08      3.53             600,000              597,406

ING Security Life Institutional Funding
  (U.S. Dollar)
    01-15-10      4.25           1,180,000(d)         1,166,850

Intl Paper
  (European Monetary Unit)
    08-11-06      5.38             350,000              479,844

INVISTA
  (U.S. Dollar)
    05-01-12      9.25              35,000(d)            39,288

IPALCO Enterprises
  (U.S. Dollar)
    11-14-08      8.38             140,000              156,100

Joy Global
  (U.S. Dollar) Series B
    03-15-12      8.75              35,000               39,200

JPMorgan Chase Commercial Mtge Securities
  (U.S Dollar) Series 2004-CBX Cl A5
    01-12-37      4.65             700,000(f)           695,660
  (U.S. Dollar) Series 2004-CBX Cl A6
    01-12-37      4.90             900,000(f)           898,401

KB Home
  (U.S. Dollar)
    01-15-15      5.88             105,000              106,135

Key Energy Services
  (U.S. Dollar) Series C
    03-01-08      8.38              65,000               67,681

L-3 Communications
  (U.S. Dollar)
    06-15-12      7.63             150,000              163,500

Lamar Media
  (U.S. Dollar)
    01-01-13      7.25              40,000               42,800

LB-UBS Commercial Mtge Trust
  (U.S. Dollar) Series 2002-C8 Cl A3
    11-15-27      4.83             900,000(f)           904,095
  (U.S. Dollar) Series 2004-C2 Cl A3
    03-15-29      3.97             650,000(f)           620,230
  (U.S. Dollar) Series 2004-C4 Cl A3
    06-15-29      4.99             850,000(f,g)         874,519
  (U.S. Dollar) Series 2004-C6 Cl A4
    08-15-29      4.58             250,000(f)           249,449
  (U.S. Dollar) Series 2004-C7 Cl A2
    10-15-29      3.99             800,000(f)           782,072
  (U.S. Dollar) Series 2004-C8 Cl A2
    12-15-29      4.20           1,000,000(f)           987,080

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
125   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Global Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

United States (cont.)

LB-UBS Commercial Mtge Trust (cont.)
  (U.S. Dollar) Series 2004-C8 Cl A6
    12-15-29      4.80%         $1,200,000(f)        $1,192,694
  (U.S. Dollar) Series 2005-C1 Cl A4
    02-15-30      4.74             900,000(f)           886,437

Long Beach Auto Receivables Trust
  (U.S. Dollar) Series 2004-C Cl A3 (FSA)
    09-15-09      3.40             600,000(h)           587,550

MacDermid
  (U.S. Dollar)
    07-15-11      9.13              20,000               22,200

Meritage Homes
  (U.S. Dollar) Sr Nts
    03-15-15      6.25              25,000(b,d)          25,094

Metris Master Trust
  (U.S. Dollar) Series 2004-2 Cl M
    10-20-10      2.99             275,000(g)           275,171

Metropolitan Edison
  (U.S. Dollar)
    03-15-13      4.95             760,000              757,049

MGM MIRAGE
  (U.S. Dollar)
    10-01-09      6.00              25,000               25,625
  (U.S. Dollar) Sr Nts
    02-27-14      5.88             125,000              124,999

Mohegan Tribal Gaming Authority
  (U.S. Dollar) Sr Nts
    02-15-13      6.13              30,000(d)            30,600
  (U.S. Dollar) Sr Sub Nts
    04-01-12      8.00              50,000               54,313

Moog
  (U.S. Dollar) Sr Sub Nts
    01-15-15      6.25              10,000               10,250

Morgan Stanley Capital I
  (U.S. Dollar) Series 2004-HQ4 Cl A5
    04-14-40      4.59             690,000(f)           682,893
  (U.S. Dollar) Series 2005-T17 Cl A5
    12-13-41      4.78           1,025,000(f)         1,011,829

Morgan Stanley Group
  (European Monetary Unit)
    03-16-06      5.25           2,045,000            2,784,434

NeighborCare
  (U.S. Dollar) Sr Sub Nts
    11-15-13      6.88              15,000               15,825

Newfield Exploration
  (U.S. Dollar) Sr Sub Nts
    08-15-12      8.38             170,000              189,550

Nextel Communications
  (U.S. Dollar) Sr Nts
    10-31-13      6.88             185,000              199,800

Nissan Auto Receivables Owner Trust
  (U.S. Dollar) Series 2003-A Cl A4
    07-15-08      2.61             200,000              197,096
  (U.S. Dollar) Series 2005-A Cl A3
    10-15-08      3.54             900,000              892,755

Norcraft Companies LP/Finance
  (U.S. Dollar) Sr Sub Nts
    11-01-11      9.00              20,000               21,500

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

United States (cont.)

Northwest Pipeline
  (U.S. Dollar)
    03-01-10      8.13%             $5,000               $5,494

NorthWestern Energy
  (U.S. Dollar)
    11-01-14      5.88              10,000(d)            10,121

Owens-Illinois Glass Container
  (U.S. Dollar)
    05-15-11      7.75              75,000               81,000

Peabody Energy
  (U.S. Dollar) Series B
    03-15-13      6.88              70,000               75,775

Plains Exploration & Production
  (U.S. Dollar) Sr Nts
    06-15-14      7.13              50,000               55,250

Potomac Edison
  (U.S. Dollar) 1st Mtge
    11-15-14      5.35              75,000(d)            75,938

Pricoa Global Funding I
  (U.S. Dollar)
    01-15-10      4.20           5,890,000(d)         5,815,255

Pride Intl
  (U.S. Dollar) Sr Nts
    07-15-14      7.38              25,000               27,813

Qwest
  (U.S. Dollar)
    03-15-12      9.13              55,000(d)            63,525

Radio One
  (U.S. Dollar) Sr Sub Nts
    02-15-13      6.38              15,000(d)            15,300

Schuler Homes
  (U.S. Dollar)
    07-15-09      9.38              40,000               42,700

Silgan Holdings
  (U.S. Dollar) Sr Sub Nts
    11-15-13      6.75              65,000               67,275

Southern Star Central
  (U.S. Dollar)
    08-01-10      8.50              40,000               44,100

Sprint Capital
  (U.S. Dollar)
    11-15-28      6.88           1,270,000            1,401,366

Station Casinos
  (U.S. Dollar) Sr Nts
    04-01-12      6.00              90,000               93,263

Susquehanna Media
  (U.S. Dollar) Sr Sub Nts
    04-15-13      7.38             115,000              122,475

Texas Genco LLC/Financing
  (U.S. Dollar) Sr Nts
    12-15-14      6.88              35,000(d)            37,363

Toyota Motor Credit
  (Japanese Yen)
    06-09-08      0.75         242,000,000            2,342,326

Transcontinental Gas Pipe Line
  (U.S. Dollar) Series B
    08-15-11      7.00             100,000              110,500

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

United States (cont.)

Triad Hospitals
  (U.S. Dollar) Sr Nts
    05-15-12      7.00%           $100,000             $105,875

U.S. Treasury
  (U.S. Dollar)
    01-31-07      3.13             740,000              733,872
    02-15-07      2.25           2,000,000            1,950,234
    02-15-08      3.38             230,000              227,610
    02-15-10      3.50              65,000               63,563
    02-15-15      4.00           1,180,000            1,146,075
    08-15-23      6.25           5,225,000            6,157,339
    02-15-26      6.00           2,635,000(i)         3,050,940
    02-15-31      5.38             175,000              192,418

Verizon Pennsylvania
  (U.S. Dollar) Series A
    11-15-11      5.65           6,230,000            6,494,836

Wachovia Bank Commercial Mtge Trust
  (U.S. Dollar) Series 2003-C8 Cl A2
    11-15-35      3.89             750,000(f)           739,240
  (U.S. Dollar) Series 2005-C16 Cl A3
    10-15-41      4.62           1,050,000(f)         1,042,977
  (U.S. Dollar) Series 2005-C16 Cl A4
    10-15-41      4.85           2,000,000(f)         1,983,200

Washington Mutual Bank FA
  (U.S. Dollar) Sub Nts
    08-15-14      5.65           1,685,000            1,761,903

Wells Fargo Bank NA
  (U.S. Dollar) Sub Nts
    02-01-11      6.45           2,365,000            2,596,886

William Carter
  (U.S. Dollar) Series B
    08-15-11      10.88             15,000               16,725

World Omni Auto Receivables Trust
  (U.S. Dollar) Series 2005-A Cl A3
    06-12-09      3.54           1,100,000            1,092,905
                                                   ----------------
Total                                               149,387,827
-------------------------------------------------------------------

Total bonds
(Cost: $433,020,882)                               $466,764,407
-------------------------------------------------------------------

Short-term securities (5.5%)

Issuer          Effective         Amount              Value(a)
                 yield          payable at
                                 maturity

U.S. government agency (3.7%)

Federal Natl Mtge Assn Disc Nts
    04-13-05      2.41%         $6,900,000           $6,879,714
    05-02-05      2.61          11,600,000           11,547,255
                                                   ----------------
Total                                                18,426,969
-------------------------------------------------------------------

Commercial paper (1.8%)

General Electric Capital
    03-01-05      2.60           8,900,000            8,899,357
-------------------------------------------------------------------

Total short-term securities
(Cost: $27,326,525)                                 $27,326,326
-------------------------------------------------------------------

Total investments in securities
(Cost: $460,347,407)(j)                            $494,090,733
===================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
126   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Global Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Feb. 28, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $24,875.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2005, the value of these securities amounted to $22,008,425 or 4.4% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Feb. 28, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(h) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

       AMBAC    --   American Municipal Bond Association Corporation
       FSA      --   Financial Security Assurance
       MBIA     --   MBIA Insurance Corporation

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

       Type of security                                      Notional amount
       -----------------------------------------------------------------------
       Sale contracts
       U.S. Treasury Notes, March 2005, 5-year                    $2,300,000
       U.S. Treasury Notes, March 2005, 10-year                    6,800,000
       U.S. Treasury Notes, June 2005, 10-year                     2,800,000

(j) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $460,347,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                   $34,918,000
       Unrealized depreciation                                    (1,174,000)
       -----------------------------------------------------------------------
       Net unrealized appreciation                               $33,744,000
       -----------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
127   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Growth Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.5%)

Issuer                              Shares             Value(a)

Aerospace & defense (0.9%)

Lockheed Martin                     43,200           $2,558,304
-------------------------------------------------------------------

Banks and savings & loans (1.0%)

Commerce Bancorp                    20,400            1,250,111
First Marblehead                     4,050(b)           281,678
HDFC Bank ADR                        6,950(c)           326,998
US Bancorp                             500               14,875
Wachovia                            15,500              821,655
                                                   ----------------
Total                                                 2,695,317
-------------------------------------------------------------------

Beverages & tobacco (2.6%)

Altria Group                        45,800            3,006,770
PepsiCo                             78,417            4,223,540
                                                   ----------------
Total                                                 7,230,310
-------------------------------------------------------------------

Broker dealers (0.3%)

Franklin Resources                  12,100              849,299
-------------------------------------------------------------------

Cable (10.3%)

Comcast Cl A                        73,600(b)         2,395,680
NTL                                313,404(b)        20,336,786
RCN                                 23,000(b)           500,250
Telewest Global                    311,400(b,c)       5,197,266
                                                   ----------------
Total                                                28,429,982
-------------------------------------------------------------------

Cellular telecommunications (8.1%)

Millicom Intl Cellular            28,500(b,c)           639,255
Nextel Communications Cl A         551,700(b)        16,236,530
NTT DoCoMo                           1,050(c)         1,783,941
Telesystem Intl Wireless           263,550(b,c)       3,866,279
                                                   ----------------
Total                                                22,526,005
-------------------------------------------------------------------

Computer hardware (4.4%)

Cisco Systems                      225,200(b)         3,922,984
Dell                               145,900(b)         5,849,131
EMC                                 96,500(b)         1,221,690
Sun Microsystems                   313,200(b)         1,321,704
                                                   ----------------
Total                                                12,315,509
-------------------------------------------------------------------

Computer software & services (3.3%)

Comverse Technology                 61,300(b)         1,422,773
Google Cl A                          4,729(b,d)         889,005
Microsoft                           97,550            2,456,309
Oracle                             157,100(b)         2,028,161
Paychex                             13,900              443,827
Symantec                            89,700(b)         1,974,297
                                                   ----------------
Total                                                 9,214,372
-------------------------------------------------------------------

Electronics (3.6%)

Freescale Semiconductor Cl A        61,600(b)         1,164,240
Freescale Semiconductor Cl B        27,784(b)           532,897
Intel                              235,300            5,642,494
Linear Technology                   17,900              699,174
Texas Instruments                   71,450            1,891,282
                                                   ----------------
Total                                                 9,930,087
-------------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Energy (2.1%)

Amerada Hess                         9,700             $973,880
Anadarko Petroleum                  19,300            1,483,398
ChevronTexaco                       26,700            1,657,536
ConocoPhillips                      15,441            1,712,252
                                                   ----------------
Total                                                 5,827,066
-------------------------------------------------------------------

Energy equipment & services (1.5%)

Baker Hughes                        13,700              647,736
Halliburton                         30,700            1,349,879
Schlumberger                        19,974            1,507,038
Transocean                          11,600(b)           562,368
                                                   ----------------
Total                                                 4,067,021
-------------------------------------------------------------------

Financial services (3.5%)

Capital One Financial                9,135              700,472
Countrywide Financial               46,600            1,619,350
Fannie Mae                          32,238            1,884,633
Freddie Mac                         20,979            1,300,698
Investors Financial Services        47,500            2,380,700
Nomura Holdings                     49,000(c)           677,860
SLM                                 21,800            1,063,840
                                                   ----------------
Total                                                 9,627,553
-------------------------------------------------------------------

Food (1.3%)

Kellogg                             58,400            2,569,600
Sara Lee                            41,700              934,080
                                                   ----------------
Total                                                 3,503,680
-------------------------------------------------------------------

Health care products (14.3%)

Abbott Laboratories                  6,000              275,940
Allergan                             5,300              398,454
Amgen                               19,500(b)         1,201,395
Baxter Intl                         39,700            1,415,702
Biogen Idec                         72,100(b)         2,786,665
Bristol-Myers Squibb                66,300            1,659,489
Elan ADR                            76,387(b,c)         611,096
Genentech                           35,850(b)         1,692,120
Gilead Sciences                     21,000(b)           725,550
GlaxoSmithKline ADR                 41,500(c)         2,001,130
Johnson & Johnson                  134,400            8,816,639
Medco Health Solutions              40,700(b)         1,807,894
Medtronic                           25,000            1,303,000
Merck & Co                          37,300            1,182,410
Novartis ADR                        59,800(c)         2,988,206
OSI Pharmaceuticals                 31,100(b)         1,698,993
Pfizer                             264,906            6,964,379
Schering-Plough                     67,300            1,275,335
Shire Pharmaceuticals
  Group ADR                         15,600(c)           524,940
Wyeth                               15,500              632,710
                                                   ----------------
Total                                                39,962,047
-------------------------------------------------------------------

Health care services (4.9%)

Aetna                               16,000            2,336,320
AmerisourceBergen                   14,300              856,570
Cardinal Health                     35,000            2,049,250

Common stocks (continued)

Issuer                              Shares             Value(a)

Health care services (cont.)

Community Health Systems            10,300(b)          $333,411
HCA                                 81,800            3,861,778
HealthSouth                         99,100(b)           583,699
Magellan Health Services            38,200(b)         1,305,676
McKesson                             7,500              280,050
WellPoint                           16,400(b)         2,001,784
                                                   ----------------
Total                                                13,608,538
-------------------------------------------------------------------

Household products (4.6%)

Colgate-Palmolive                    9,900              523,908
Gillette                           124,600            6,261,150
Kimberly-Clark                      12,800              844,544
Procter & Gamble                    96,720            5,134,865
                                                   ----------------
Total                                                12,764,467
-------------------------------------------------------------------

Insurance (3.6%)

ACE                                 33,100(c)         1,471,626
Allstate                            21,400            1,148,752
American Intl Group                 75,477            5,041,864
Chubb                               19,300            1,526,823
Prudential Financial                13,000              741,000
                                                   ----------------
Total                                                 9,930,065
-------------------------------------------------------------------

Leisure time & entertainment (0.2%)

Viacom Cl B                         18,553              647,500
-------------------------------------------------------------------

Media (0.3%)

Walt Disney                         30,650              856,360
-------------------------------------------------------------------

Metals (0.2%)

Apex Silver Mines                      200(b,c)           3,776
Kinross Gold                        67,100(b,c)         445,544
                                                   ----------------
Total                                                   449,320
-------------------------------------------------------------------

Multi-industry (3.2%)

Monsanto                            30,000            1,763,400
Sony                                25,200(c)           961,814
Tyco Intl                          114,900(c)         3,846,852
Vivendi Universal ADR               73,900(b,c)       2,339,674
                                                   ----------------
Total                                                 8,911,740
-------------------------------------------------------------------

Precious metals (2.3%)

Barrick Gold                        26,200(c)           652,380
Coeur d'Alene Mines                447,100(b)         1,792,871
Glamis Gold                         26,500(b,c)         461,100
Newmont Mining                      78,200            3,520,564
Stillwater Mining                      200(b)             2,276
                                                   ----------------
Total                                                 6,429,191
-------------------------------------------------------------------

Retail -- general (3.0%)

Gap                                 54,600            1,164,618
Home Depot                           9,300              372,186
Lowe's Companies                     9,897              581,746
Staples                             17,400              548,448
Target                              39,000            1,981,980
Wal-Mart Stores                     70,300            3,628,183
                                                   ----------------
Total                                                 8,277,161
-------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
128   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Growth Fund

Issuer                              Shares             Value(a)

Telecom equipment & services (10.3%)

CIENA                              420,250(b)          $832,095

Hutchison Telecommunications
  Intl ADR                         138,300(b,c)       2,241,843
Leap Wireless Intl                   4,200(b)           112,560
Motorola                           461,060            7,220,200
Nextel Partners Cl A               184,550(b)         3,674,391
Nokia ADR                          589,300(c)         9,511,301
Vodafone Group ADR                 190,700(c)         5,013,503
                                                   ----------------
Total                                                28,605,893
-------------------------------------------------------------------

Utilities -- telephone (5.6%)

Citizens Communications                200                2,668
Indosat ADR                         21,390(c)           603,626
Qwest Communications Intl          215,986(b)           842,345
Sprint                             593,100           14,044,608
                                                   ----------------
Total                                                15,493,247
-------------------------------------------------------------------

Total common stocks
(Cost: $248,644,416)                               $264,710,034
-------------------------------------------------------------------

Options purchased (0.6%)

Issuer         Contracts            Exercise      Expiration         Value(a)
                                     price           date

Calls

Google Cl A        36                 $195        June 2005          $51,480

Puts

S&P 500 Index     225                1,050        June 2005           70,875
S&P 500 Index     460                1,075        June 2005          195,500
S&P 500 Index     225                1,200        June 2005          577,125
S&P 500 Index     235                1,175       Sept. 2005          642,725
S&P 500 Index     235                  975       Sept. 2005           88,125
-------------------------------------------------------------------------------

Total options purchased
(Cost: $2,831,994)                                                $1,625,830
-------------------------------------------------------------------------------

Short-term securities (5.3%)(e)

Issuer          Effective         Amount              Value(a)
                  yield         payable at
                                 maturity

U.S. government agency (4.4%)

Federal Natl Mtge Assn Disc Nts
    03-09-05      2.26%         $3,600,000           $3,597,964
    03-17-05      2.32             700,000              699,233
    04-13-05      2.41           5,000,000            4,985,300
    04-20-05      2.40           2,300,000            2,292,206
    05-11-05      2.62             600,000              596,876
                                                   ----------------
Total                                                12,171,579
-------------------------------------------------------------------

Commercial paper (0.9%)

General Electric Capital
    03-01-05      2.60           2,100,000            2,099,848

K2 (USA) LLC
    03-04-05      2.54             500,000              499,859
                                                   ----------------
Total                                                 2,599,707
-------------------------------------------------------------------

Total short-term securities
(Cost: $14,770,764)                                 $14,771,286
-------------------------------------------------------------------

Total investments in securities
(Cost: $266,247,174)(f)                            $281,107,150
===================================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 16.7% of net assets.

(d) At Feb. 28, 2005, securities valued at $1,353,528 were held to cover open call options written as follows (see Note 8 to the financial statements):

       Issuer             Contracts     Exercise      Expiration      Value(a)
                                          price          date
       ------------------------------------------------------------------------
       Google Cl A           36           $230         June 2005      $16,380
       Google Cl A           36            240         Jan. 2006       41,400
       ------------------------------------------------------------------------
       Total value                                                    $57,780
       ------------------------------------------------------------------------

(e) At Feb. 28, 2005, cash or short-term securities were designated to cover open put options written as follows (see Note 8 to the financial statements):

       Issuer             Contracts     Exercise     Expiration      Value(a)
                                          price         date
       ------------------------------------------------------------------------
       S&P 500 Index         450         $1,125      June 2005       $375,750
       S&P 500 Index         470          1,075      Sept. 2005       453,550
       ------------------------------------------------------------------------
       Total value                                                   $829,300
       ------------------------------------------------------------------------

(f) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $266,247,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                    $23,296,000
       Unrealized depreciation                                     (8,436,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                                $14,860,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
129   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - High Yield Bond Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (90.9%)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Aerospace & defense (1.9%)

DRS Technologies
  Sr Sub Nts
    11-01-13      6.88%         $2,940,000(d)        $3,087,000

L-3 Communications
    06-15-12      7.63           6,675,000            7,275,750
    07-15-13      6.13           6,925,000            7,150,063

Moog
  Sr Sub Nts
    01-15-15      6.25           1,660,000            1,701,500

Standard Aero Holdings
  Sr Sub Nts
    09-01-14      8.25           4,050,000(d)         4,353,750
                                                   ----------------
Total                                                23,568,063
-------------------------------------------------------------------

Automotive & related (1.3%)

ArvinMeritor
    02-15-09      6.80           3,420,000            3,514,050

Tenneco Automotive
  Series B
    07-15-13     10.25           3,775,000            4,435,625
  Sr Sub Nts
    11-15-14      8.63           2,835,000(d)         3,019,275

TRW Automotive
  Sr Nts
    02-15-13      9.38           5,130,000            5,796,900
                                                   ----------------
Total                                                16,765,850
-------------------------------------------------------------------

Broker dealers (0.6%)

LaBranche & Co
  Sr Nts
    05-15-09      9.50             700,000              722,750
    05-15-12     11.00           6,200,000            6,680,500
                                                   ----------------
Total                                                 7,403,250
-------------------------------------------------------------------

Building materials & construction (0.7%)

Associated Materials
    04-15-12      9.75           4,415,000            4,856,500
  Sr Disc Nts (Zero coupon through 03-01-09,
    thereafter 11.25%)
    03-01-14     20.25           1,845,000(f)         1,337,625

Norcraft Companies LP/Finance
  Sr Sub Nts
    11-01-11      9.00           2,840,000            3,053,000
                                                   ----------------
Total                                                 9,247,125
-------------------------------------------------------------------

Cable (8.2%)

Cablevision Systems
  Sr Nts
    04-01-09      6.67           2,310,000(d,j)       2,575,650
    04-15-12      8.00           4,545,000(d)         5,135,850

CCO Holdings LLC/Capital
  Sr Nts
    12-15-10      6.62           3,520,000(d,j)       3,502,400
    11-15-13      8.75           7,635,000            7,883,138

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Cable (cont.)

Charter Communications Holdings LLC/Capital
  Sr Disc Nts
    01-15-10     11.75%         $1,550,000           $1,398,875
    04-01-11      9.92           3,260,000            2,656,900

  Sr Disc Nts (Zero coupon through 01-15-07,
    thereafter 12.13%)
    01-15-12     15.73           7,470,000(f)         4,855,500

Charter Communications Operating LLC/Capital
  Sr Nts
    04-30-12      8.00           8,580,000(d)         8,773,050

CSC Holdings
  Sr Sub Deb
    05-15-16     10.50           3,845,000            4,306,400

DIRECTV Holdings LLC/Finance
  Sr Nts
    03-15-13      8.38          11,220,000           12,664,574

Echostar DBS
    10-01-14      6.63           3,550,000(d)         3,647,625
  Sr Nts
    10-01-11      6.38           4,795,000            4,938,850

Kabel Deutschland
  (U.S. Dollar)
    07-01-14     10.63           6,350,000(c,d)       7,302,500

LodgeNet Entertainment
  Sr Sub Deb
    06-15-13      9.50           2,920,000            3,248,500

Mediacom LLC/Capital
  Sr Nts
    01-15-13      9.50           4,760,000            4,962,300

Rainbow Natl Services LLC
  Sr Nts
    09-01-12      8.75           6,615,000(d)         7,541,100
  Sr Sub Deb
    09-01-14     10.38           7,950,000(d)         9,460,500

Videotron Ltee
  (U.S. Dollar)
    01-15-14      6.88           8,070,000(c)         8,473,500
                                                   ----------------
Total                                               103,327,212
-------------------------------------------------------------------

Cellular telecommunications (8.2%)

AirGate PCS
    10-15-11      6.41           2,020,000(d,j)       2,095,750

Alamosa Delaware
    07-31-10     11.00           8,775,000           10,266,749
  Sr Nts
    01-31-12      8.50           1,090,000            1,182,650

American Tower
  Sr Nts
    10-15-12      7.13           5,035,000            5,236,400

American Towers
    12-01-11      7.25           4,430,000            4,717,950

Crown Castle Intl
  Sr Nts
    08-01-11      9.38           5,170,000            5,738,700
    12-01-13      7.50           4,420,000            4,795,700

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Cellular telecommunications (cont.)

Dobson Cellular Systems
    11-01-11      7.49%         $2,260,000(d,j)      $2,384,300
    11-01-11      8.38           2,510,000(d)         2,673,150
    11-01-12      9.88           7,955,000(d)         8,432,299

Horizon PCS
  Sr Nts
    07-15-12     11.38           1,225,000(d)         1,402,625

Intelsat Bermuda
  (U.S. Dollar) Sr Nts
    01-15-12      7.81          3,795,000(c,d,j)      3,899,363
    01-15-13      8.25          5,000,000(c,d)        5,237,500

Nextel Communications
  Sr Nts
    10-31-13      6.88           5,250,000            5,670,000
    03-15-14      5.95           1,345,000            1,397,119
    08-01-15      7.38           7,120,000            7,796,400

Rogers Wireless Communications
  (U.S. Dollar)
    12-15-10      5.53           1,605,000(c,j)       1,693,275
    12-15-12      7.25           1,265,000(c)         1,369,363
  (U.S. Dollar) Sr Sub Nts
    12-15-12      8.00           6,280,000(c)         6,805,950

Rural Cellular
    03-15-12      8.25           5,070,000            5,399,550
  Sr Sub Nts
    01-15-10      9.75             500,000              477,500

SBA Communications
  Sr Nts
    12-01-12      8.50           2,935,000(d)         3,169,800
  Sr Disc Nts (Zero coupon through 12-15-07,
    thereafter 9.75%)
    12-15-11      9.46           8,830,000(f)         7,726,250

US Unwired
  Series B
    06-15-12     10.00           4,300,000            4,880,500
                                                   ----------------
Total                                               104,448,843
-------------------------------------------------------------------

Chemicals (4.5%)

Airgas
  Sr Sub Nts
    07-15-14      6.25           2,480,000            2,523,400

BCP Crystal US Holdings
  Sr Sub Nts
    06-15-14      9.63           6,798,500(d)         7,852,268

Crystal US Holdings 3 LLC/Sub 3
  Sr Disc Nts (Zero coupon through 10-01-09,
  thereafter 10.50%)
    10-01-14      9.11           7,583,830(d,f)       5,460,357

Equistar Chemicals LP/Funding
    09-01-08     10.13           3,385,000            3,884,288
  Sr Nts
    05-01-11     10.63           3,875,000            4,475,625

Georgia Gulf
  Sr Nts
    12-15-13      7.13           3,505,000            3,750,350

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
130   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Chemicals (cont.)

INVISTA
    05-01-12      9.25%        $11,940,000(d)       $13,402,649

PQ
    02-15-13      7.50           4,735,000(d)         4,906,644

Rhodia
  (U.S. Dollar) Sr Nts
    06-01-10     10.25           5,060,000(c)         5,819,000

Rockwood Specialties Group
  Sr Sub Nts
    05-15-11     10.63           1,515,000            1,719,525
    Sub Nts
    11-15-14      7.50           3,420,000(d)         3,608,100
                                                   ----------------
Total                                                57,402,206
-------------------------------------------------------------------

Electronics (0.7%)

Communications & Power Inds
  Sr Sub Nts
    02-01-12      8.00           3,370,000            3,517,438

Sanmina-SCI
    Sub Nts
    03-01-13      6.75           5,000,000(d)         5,018,750
                                                   ----------------
Total                                                 8,536,188
-------------------------------------------------------------------

Energy (2.9%)

Chesapeake Energy
  Sr Nts
    09-15-13      7.50             800,000              888,000
    06-15-14      7.50           4,120,000            4,614,400
    08-15-14      7.00           5,670,000            6,208,650
    06-15-15      6.38           2,560,000(d)         2,707,200
    01-15-16      6.88           1,760,000            1,892,000

Encore Acquisition
    06-15-12      8.38           2,200,000            2,431,000
  Sr Sub Nts
    04-15-14      6.25           1,800,000            1,813,500

Grant Prideco Escrow
    12-15-09      9.00           1,795,000            1,974,500

Hilcorp Energy I LP/Finance
  Sr Nts
    09-01-10     10.50           5,910,000(d)         6,737,400

Newfield Exploration
  Sr Sub Nts
    08-15-12      8.38           4,163,000            4,641,745
    09-01-14      6.63           2,970,000(d)         3,215,025
                                                   ----------------
Total                                                37,123,420
-------------------------------------------------------------------

Energy equipment & services (1.1%)

Grant Prideco
  Series B
    12-01-07      9.63           4,650,000            5,149,875

Key Energy Services
  Series C
    03-01-08      8.38           1,835,000            1,910,694
  Sr Nts
    05-01-13      6.38           4,915,000            4,988,725

Offshore Logistics
    06-15-13      6.13           1,760,000            1,768,800
                                                   ----------------
Total                                                13,818,094
-------------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Environmental services (0.6%)

Clean Harbors
    07-15-12     11.25%         $3,265,000(d)        $3,693,531

Waste Services
  Sr Sub Nts
    04-15-14      9.50           3,450,000(d)         3,536,250
                                                   ----------------
Total                                                 7,229,781
-------------------------------------------------------------------

Financial services (0.8%)

ALH Finance LLC/Finance
  Sr Sub Nts
    01-15-13      8.50           3,530,000(d)         3,635,900

CDRV Investors
  Sr Disc Nts (Zero coupon through 01-01-10
    thereafter 9.63)
    01-01-15     24.07           4,965,000(d,f)       3,078,300

Leslie's Poolmart
  Sr Nts
    02-01-13      7.75           1,695,000(d)         1,758,563

Metris Companies
    07-15-06     10.13           1,277,000            1,302,540
                                                   ----------------
Total                                                 9,775,303
-------------------------------------------------------------------

Food (1.4%)

ASG Consolidated LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-09,
    thereafter 11.50%)
    11-01-11     11.56           6,325,000(d,f)       4,490,750

Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
    02-15-11     10.75          12,145,000(c)        13,663,125
                                                   ----------------
Total                                                18,153,875
-------------------------------------------------------------------

Furniture & appliances (0.9%)

Norcraft Holdings LP/Capital
  Sr Disc Nts (Zero coupon through 09-01-08,
    thereafter 9.75%)
    09-01-12      9.80           6,090,000(f)         4,567,500

Sealy Mattress
  Sr Sub Nts
    06-15-14      8.25           1,860,000            1,948,350

Simmons Bedding
  Sr Sub Nts
    01-15-14      7.88           3,860,000            4,024,050
  Sr Disc Nts (Zero coupon through 12-15-09,
    thereafter 10%)
    12-15-14     10.00           2,265,000(d,f)       1,472,250
                                                   ----------------
Total                                                12,012,150
-------------------------------------------------------------------

Health care products (1.2%)

AAC Group Holding
  Sr Disc Nts (Zero coupon through 10-01-08,
    thereafter 10.25%)
    10-01-12     10.07           3,225,000(d,f)       2,322,000

VWR Intl
  Sr Nts
    04-15-12      6.88           2,285,000            2,353,550

Warner Chilcott
    02-01-15      8.75           9,725,000(d)        10,114,000
                                                   ----------------
Total                                                14,789,550
-------------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Health care services (6.3%)

Ardent Health Services
  Sr Sub Nts
    08-15-13     10.00%         $2,195,000           $2,315,725

Community Health Systems
  Sr Sub Nts
    12-15-12      6.50           5,560,000(d)         5,594,750

Concentra Operating
    06-01-12      9.13           2,120,000            2,273,700

Genesis HealthCare
  Sr Sub Nts
    10-15-13      8.00             655,000              720,500

HCA
    12-01-09      5.50           3,410,000            3,413,202
    01-15-15      6.38           5,370,000            5,450,346
  Sr Nts
    03-15-14      5.75           3,425,000            3,347,461

IASIS Healthcare LLC/Capital
  Sr Sub Nts
    06-15-14      8.75           7,000,000            7,612,500

MedCath Holding
  Sr Nts
    07-15-12      9.88           5,360,000            5,896,000

NeighborCare
  Sr Sub Nts
    11-15-13      6.88           2,925,000            3,085,875

Select Medical
  Sr Sub Nts
    02-01-15      7.63           5,595,000(d)         5,762,850

Service Corp Intl
  Sr Nts
    04-01-16      6.75           2,785,000            2,840,700

Tenet Healthcare
  Sr Nts
    07-01-14      9.88           2,000,000(d)         2,130,000
    02-01-15      9.25           2,990,000(d)         3,079,700

Triad Hospitals
  Sr Nts
    05-15-12      7.00           8,955,000            9,481,105

US Oncology
  Sr Nts
    08-15-12      9.00           2,610,000(d)         2,851,425
  Sr Sub Nts
    08-15-14     10.75           1,715,000(d)         1,972,250

Vanguard Health Holding I LLC
  Sr Sub Nts
    10-01-14      9.00           7,150,000            7,865,000

Vanguard Health Holding II LLC
  Sr Disc Nts (Zero coupon through 10-01-15,
    thereafter 11.25%)
    10-01-15     10.99           6,365,000(f)         4,630,538
                                                   --------------
Total                                                80,323,627
-------------------------------------------------------------------

Home building (1.7%)

Meritage Homes
  Sr Nts
    03-15-15      6.25           4,430,000(d,k)       4,446,613

Schuler Homes
    07-15-11     10.50           3,680,000            4,140,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
131   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Home building (cont.)

Standard Pacific
  Sr Sub Nts
    04-15-12      9.25%         $1,250,000           $1,478,125

WCI Communities
    02-15-11     10.63           5,305,000            5,868,656
  Sr Sub Nts
    10-01-13      7.88           2,580,000            2,786,400

William Lyon Homes
  Sr Nts
    02-15-14      7.50           2,930,000            2,900,700
                                                   ----------------
Total                                                21,620,494
-------------------------------------------------------------------

Household products (1.1%)

Amscan Holdings
  Sr Sub Nts
    05-01-14      8.75           1,605,000            1,592,963

Jostens Holding
  Sr Disc Nts (Zero coupon through 12-01-08,
    thereafter 10.25%)
    12-01-13     10.08           2,950,000(f)         2,124,000

Jostens IH
    10-01-12      7.63           4,015,000(d)         4,155,525

Rayovac
  Sr Sub Nts
    02-01-15      7.38           5,485,000(d)         5,608,412
                                                   ----------------
Total                                                13,480,900
-------------------------------------------------------------------

Industrial services (2.2%)

Allied Waste North America
    11-15-10      6.50           2,275,000            2,246,563
    02-15-14      6.13           5,740,000            5,424,300
  Series B
    09-01-12      9.25           2,855,000            3,154,775
  Sr Nts
    04-15-13      7.88           6,850,000            7,158,250

Da-Lite Screen
  Sr Nts
    05-15-11      9.50           1,195,000            1,320,475

Interline Brands
  Sr Sub Nts
    05-15-11     11.50           3,679,000            4,157,270

Natl Waterworks
  Series B
    12-01-12     10.50           4,090,000            4,580,800
                                                   ----------------
Total                                                28,042,433
-------------------------------------------------------------------

Industrial transportation (1.8%)

Interpool
    08-01-07      7.20           2,870,000            2,956,100
    08-01-07      7.35           4,630,000            4,768,900

Quality Distribution LLC/Capital
    01-15-12      7.21          15,020,000(d,j)      14,719,600
                                                   ----------------
Total                                                22,444,600
-------------------------------------------------------------------

Leisure time & entertainment (2.5%)

Loews Cineplex
    08-01-14      9.00          11,350,000(d)        11,874,937

Six Flags
  Sr Nts
    06-01-14      9.63           4,625,000(d)         4,335,938

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Leisure time & entertainment (cont.)

Speedway Motorsports
  Sr Sub Nts
    06-01-13      6.75%         $5,925,000           $6,213,844

Vail Resorts
  Sr Sub Nts
    02-15-14      6.75           9,040,000            9,220,800
                                                   ----------------
Total                                                31,645,519
-------------------------------------------------------------------

Lodging & gaming (4.2%)

Boyd Gaming
  Sr Sub Nts
    04-15-14      6.75           7,280,000            7,598,500

MGM MIRAGE
  Sr Nts
    02-27-14      5.88          13,845,000           13,845,000

Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13      6.13           6,175,000(d)         6,298,500
  Sr Sub Nts
    04-01-12      8.00           5,277,000            5,732,141

Penn Natl Gaming
  Sr Sub Nts
    03-01-15      6.75           3,135,000(d,k)       3,197,700

Premier Entertainment Biloxi LLC/Finance
    1st Mtge
    02-01-12     10.75           1,680,000            1,818,600

River Rock Entertainment Authority
  Sr Nts
    11-01-11      9.75           5,605,000            6,235,563

Seneca Gaming
  Sr Nts
    05-01-12      7.25           3,405,000            3,549,713

Station Casinos
  Sr Nts
    04-01-12      6.00           4,605,000            4,771,931

Wheeling Island Gaming
    12-15-09     10.13             560,000              607,600
                                                   ----------------
Total                                                53,655,248
-------------------------------------------------------------------

Machinery (0.6%)

Columbus McKinnon
    08-01-10     10.00           1,800,000            2,034,000

Kinetek
  Sr Nts Series D
    11-15-06     10.75             782,000              760,495

Mueller Group
  Sr Sub Nts
    05-01-12     10.00           4,760,000            5,236,000
                                                   ----------------
Total                                                 8,030,495
-------------------------------------------------------------------

Media (7.3%)

American Media Operation
    01-15-11      8.88           2,995,000            3,159,725

CanWest Media
  (U.S. Dollar) Series B
    04-15-13      7.63           3,410,000(c)         3,725,425

Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
    03-01-12      8.75           7,425,000(c)         8,167,499

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Media (cont.)

Dex Media
    11-15-13      8.00%         $5,695,000           $6,179,075
  (Zero coupon through 11-15-08,
    thereafter 9.00%)
    11-15-13     10.11           3,200,000(f)         2,520,000

Dex Media West LLC/Finance
  Sr Sub Nts Series B
    08-15-13      9.88           4,595,000            5,272,763

Emmis Operating
  Sr Sub Nts
    05-15-12      6.88           7,190,000            7,351,775

Lamar Media
    01-01-13      7.25           5,015,000            5,366,050

LIN TV
  Sr Sub Nts
    05-15-13      6.50           4,500,000(d)         4,590,000
    05-15-13      6.50           4,030,000            4,110,600

Medianews Group
  Sr Sub Nts
    04-01-14      6.38           3,700,000            3,635,250

PanAmSat
    08-15-14      9.00           6,850,000            7,535,000

Quebecor Media
  (U.S. Dollar) Sr Nts
    07-15-11     11.13           3,705,000(c)         4,186,650

Radio One
  Series B
    07-01-11      8.88           3,245,000            3,537,050
  Sr Sub Nts
    02-15-13      6.38           3,655,000(d)         3,728,100

RH Donnelley
  Sr Nts
    01-15-13      6.88           7,930,000(d)         8,148,074

Sinclair Broadcast Group
    03-15-12      8.00           1,840,000            1,950,400

Sun Media
  (U.S. Dollar)
    02-15-13      7.63           3,830,000(c)         4,136,400

Susquehanna Media
  Sr Sub Nts
    04-15-13      7.38           1,295,000            1,379,175

United Artists Theatre
    07-01-15      9.30             778,193              793,756
    07-01-15      9.30           2,399,964            2,447,964
                                                   ----------------
Total                                                91,920,731
-------------------------------------------------------------------

Metals (1.5%)

Earle M Jorgensen
    06-01-12      9.75           4,390,000            4,916,800

Euramax Intl
  Sr Sub Nts
    08-15-11      8.50           4,950,000            5,308,875

Ispat Inland ULC
  (U.S. Dollar)
    04-01-14      9.75           3,303,000(c)         4,029,660

Novelis
  (U.S. Dollar) Sr Nts
    02-15-15      7.25           5,000,000(c,d)       5,175,000
                                                   ----------------
Total                                                19,430,335
-------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
132   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Miscellaneous (1.7%)

Alderwoods Group
  Sr Nts
    09-15-12      7.75%         $2,480,000(d)        $2,659,800

NationsRent
    10-15-10      9.50           6,570,000            7,325,549

United Rentals North America
    02-15-12      6.50           5,925,000            5,969,438
  Sr Sub Nts
    02-15-14      7.00           5,305,000            5,106,063
                                                   ----------------
Total                                                21,060,850
-------------------------------------------------------------------

Paper & packaging (6.2%)

Ainsworth Lumber
  (U.S. Dollar) Sr Nts
    10-01-10      6.30           3,355,000(c,d,j)     3,455,650
    10-01-12      7.25           3,870,000(c,d)       3,966,750

Boise Cascade LLC
  Sr Sub Nts
    10-15-14      7.13           2,260,000(d)         2,389,950

Cascades
  (U.S. Dollar) Sr Nts
    02-15-13      7.25           5,260,000(c)         5,601,900

Crown European Holdings
  (U.S. Dollar)
    03-01-11      9.50           6,305,000(c)         7,093,124
    03-01-13     10.88           3,575,000(c)         4,245,313

Crown Paper
  Sr Sub Nts
    09-01-05     11.00           4,785,000(b,h,i)            --

Georgia-Pacific
    02-01-13      9.38           5,495,000            6,353,594
    06-15-15      7.70           2,360,000            2,743,500

Graham Packaging
  Sr Nts
    10-15-12      8.50           4,755,000(d)         5,075,963

Graphic Packaging Intl
  Sr Nts
    08-15-11      8.50           3,254,000            3,538,725

Jefferson Smurfit
    10-01-12      8.25           3,820,000            4,125,600

JSG Funding
  (U.S. Dollar) Sr Nts
    10-01-12      9.63           6,200,000(c)         6,866,500
  (U.S. Dollar) Sr Sub Nts
    04-01-15      7.75           3,410,000(c,d)       3,401,475

Norampac
  (U.S. Dollar) Sr Nts
    06-01-13      6.75           4,018,000(c)         4,218,900

Owens-Illinois Glass Container
    05-15-11      7.75           1,985,000            2,143,800
    11-15-12      8.75           3,470,000            3,877,725
    05-15-13      8.25           6,160,000            6,776,000

Stone Container
  Sr Nts
    07-01-12      8.38           2,760,000            2,987,700
                                                   ----------------
Total                                                78,862,169
-------------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Real estate (0.1%)

Host Marriott LP
  Sr Nts
    08-15-12      7.00%         $1,580,000(d)        $1,659,000
-------------------------------------------------------------------

Retail -- drugstores (0.6%)

Duane Reade
    12-15-10      7.01             965,000(d,j)         965,000
  Sr Sub Nts
    08-01-11      9.75           3,950,000            3,515,500

Rite Aid
    12-15-08      6.13           3,975,000(d)         3,756,375
                                                   ----------------
Total                                                 8,236,875
-------------------------------------------------------------------

Retail -- general (1.1%)

Flooring America
  Series B
    10-15-07     15.00           1,109,000(b,h,i)            --

General Nutrition Centers
  Sr Nts
    01-15-11      8.63           4,435,000(d)         4,368,475
  Sr Sub Nts
    12-01-10      8.50           5,635,000            4,775,663

Lazydays RV Center
  Sr Nts
    05-15-12     11.75           1,575,000            1,740,375

Levi Strauss & Co
  Sr Nts
    12-15-12     12.25           1,415,000            1,620,175

United Auto Group
    03-15-12      9.63           1,615,000            1,792,650
                                                   ----------------
Total                                                14,297,338
-------------------------------------------------------------------

Telecom equipment & services (5.1%)

Centennial Communications/Cellular Operating LLC
  Sr Nts
    02-01-14      8.13           4,725,000            5,185,688

CPI Holdco
  Sr Nts
    02-01-15      8.83           4,200,000(d,j)       4,231,500

GCI
  Sr Nts
    02-15-14      7.25           3,365,000(d)         3,407,063
    02-15-14      7.25           7,165,000            7,254,562

Inmarsat Finance II
  (U.S. Dollar)
  (Zero coupon through 11-15-08,
    thereafter 10.375%)
    11-15-12      9.20             635,000(c,f)         480,219

MCI
  Sr Nts
    05-01-09      7.69           6,155,000            6,485,830
    05-01-14      8.74           2,800,000            3,146,500

New Skies Satellites
  (U.S. Dollar) Sr Nts
    11-01-11      7.44           4,885,000(c,d,j)     5,123,144

Qwest Capital Funding
    02-15-11      7.25           5,000,000            4,900,000

Qwest Communications Intl
  Sr Nts
    02-15-09      6.29           2,655,000(d,j)       2,708,100

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Telecom equipment & services (cont.)

Qwest Services
    12-15-10     14.00%         $6,463,000(d)        $7,674,812

Ubiquitel Operating
  Sr Nts
    03-01-11      9.88           4,505,000            5,090,650

Valor Telecommunications Enterprises LLC/Finance
  Sr Nts
    02-15-15      7.75           4,795,000(d)         4,974,813

WDAC Subsidiary
  Sr Nts
    12-01-14      8.38           3,400,000(d)         3,459,500
                                                   ----------------
Total                                                64,122,381
-------------------------------------------------------------------

Utilities -- electric (5.2%)

Aquila
  Sr Nts
    11-15-09      7.63           9,075,000            9,574,125
    02-01-11      9.95           3,145,000            3,608,888

CMS Energy
  Sr Nts
    08-01-10      7.75           5,405,000            5,931,988

IPALCO Enterprises
    11-14-08      8.38           5,720,000            6,377,800

Midwest Generation LLC
    05-01-34      8.75           9,470,000           10,866,824

Mirant Americas General LLC
  Sr Nts
    10-01-21      8.50           3,170,000(b)         3,439,450

NRG Energy
    12-15-13      8.00           6,925,000(d)         7,652,125

Reliant Energy
    12-15-14      6.75           7,500,000            7,462,500

Texas Genco LLC/Financing
  Sr Nts
    12-15-14      6.88           8,005,000(d)         8,545,338

Utilicorp Canada Finance
  (U.S. Dollar)
    06-15-11      7.75           2,530,000(c)         2,681,800
                                                   ----------------
Total                                                66,140,838
-------------------------------------------------------------------

Utilities -- natural gas (2.8%)

ANR Pipeline
    03-15-10      8.88           6,315,000            7,001,756

El Paso Natural Gas
  Sr Nts Series A
    08-01-10      7.63           4,950,000            5,370,750

Southern Natural Gas
    03-15-10      8.88           5,700,000            6,312,750

Southern Star Central
    08-01-10      8.50           4,500,000            4,961,250

Transcontinental Gas Pipe Line
  Series B
    08-15-11      7.00           4,330,000            4,784,650

Venoco
  Sr Nts
    12-15-11      8.75           6,705,000(d)         6,956,438
                                                   ----------------
Total                                                35,387,594
-------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
133   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Utilities -- telephone (1.9%)

AT&T
  Sr Nts
    11-15-11      9.05%         $2,555,000           $2,960,606

Cincinnati Bell
    07-15-13      7.25           7,210,000            7,516,425
  Sr Nts
    02-15-15      7.00           3,740,000(d)         3,758,700
  Sr Sub Nts
    01-15-14      8.38           3,720,000            3,845,550

Citizens Communications
  Sr Nts
    01-15-13      6.25           6,025,000            5,979,813
                                                   ----------------
Total                                                24,061,094
-------------------------------------------------------------------

Variable rate senior loan interests (2.0%)

Metris Companies
    Term Loan
    05-06-07     12.09           4,875,000            5,143,125

Qwest
    Term Loan B
    06-30-10      6.95          14,555,000           15,100,812

Waste Services
    Term Loan B
    03-31-11      5.28           4,528,593            4,573,879
                                                   ----------------
Total                                                24,817,816
-------------------------------------------------------------------

Total bonds
(Cost: $1,104,761,033)                           $1,152,841,247
-------------------------------------------------------------------

Common stocks (--%)

Issuer                              Shares             Value(a)

Link Energy LLC                    494,265(b,h)         $54,369

PFB Telecom Cl B                   204,171(b,h,i)            --
-------------------------------------------------------------------

Total common stocks
(Cost: $10,473,363)                                     $54,369
-------------------------------------------------------------------

Preferred stocks and others (0.9%)

Issuer                              Shares             Value(a)

GNC
    12.00% Pay-in-kind Series A      2,105(g)        $1,831,350

Pegasus Satellite
    12.75% Cm Pay-in-kind
  Series B                              --(b,g,h)             5

SGW Holding
    12.50% Cm Pay-in-kind
  Series B                          20,650(b,g,h,i)          --
    Cv Series A                      9,677(b,h,i)            --
    Warrants                           250(b,h,i)            --

Varde Fund V LP                  5,000,000(b,e,h)     6,853,200

Wayland Investment LLC           6,000,000(b,e,h)     2,461,860
-------------------------------------------------------------------

Total preferred stocks and others
(Cost: $10,029,806)                                 $11,146,415
-------------------------------------------------------------------

Short-term securities (5.8%)

Issuer          Effective         Amount              Value(a)
                 yield          payable at
                                 maturity

U.S. government agency (4.9%)

Federal Natl Mtge Assn Disc Nts
    03-09-05      2.26%        $20,700,000          $20,688,290
    05-02-05      2.61          11,000,000           10,949,983
    05-04-05      2.61          10,000,000            9,953,070
    05-25-05      2.80          20,000,000           19,867,178
                                                   ----------------
Total                                                61,458,521
-------------------------------------------------------------------

Commercial paper (0.9%)

Jupiter Securitization
    03-29-05      2.62           6,000,000            5,987,385

Morgan Stanley & Co
    03-01-05      2.60           5,700,000            5,699,588
                                                   ----------------
Total                                                11,686,973
-------------------------------------------------------------------

Total short-term securities
(Cost: $73,149,356)                                 $73,145,494
-------------------------------------------------------------------

Total investments in securities
(Cost: $1,198,413,558)(l)                        $1,237,187,525
===================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
134   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Feb. 28, 2005, the value of foreign securities represented 10.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2005, the value of these securities amounted to $362,562,769 or 28.6% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 2005, is as follows:

       Security                                Acquisition              Cost
                                                  dates
       -------------------------------------------------------------------------
       Crown Paper
         11.00% Sr. Sub Nts 2005           12-22-98 thru 03-14-00    $3,902,510
       Link Energy LLC                     08-20-02 thru 12-30-03     3,913,363
       Flooring America
         9.25% Series B 2007               10-09-97 thru 12-18-97     1,236,852
       Pegasus Satellite
         12.75% Cm Pay-in-kind Series B           06-15-01                  450
       PFB Telecom Cl B
         Common                            12-12-97 thru 11-13-00     6,560,000
       SGW Holding
         12.50% Cm Pay-in kind Series B    08-12-97 thru 04-15-03       271,392
         Cv Series A                              08-12-97              100,002
         Warrants                                 08-12-97               78,900
       Varde Fund V LP                     04-27-00 thru 06-19-00       721,920
       Wayland Investment Fund LLC                05-19-00            6,671,880

(i)    Negligible market value.

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(k) At Feb. 28, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $7,542,850.

(l) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $1,198,414,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                   $ 61,463,000
       Unrealized depreciation                                    (22,689,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                               $ 38,774,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
135   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Income Opportunities Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (90.6%)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Commercial mortgage-backed/ Asset-backed securities (2.0%)

Metris Master Trust
  Series 2001-2 Cl C
    11-20-09      4.50%           $175,000(b,d)        $173,776
  Series 2004-2 Cl D
    10-20-10      5.85             275,000(b,d)         276,733
                                                   --------------
Total                                                   450,509
-----------------------------------------------------------------

Aerospace & defense (2.0%)

DRS Technologies
  Sr Sub Nts
    11-01-13      6.88              30,000               31,500
    11-01-13      6.88              65,000(d)            68,250

L-3 Communications
    06-15-12      7.63             150,000              163,500

Moog
  Sr Sub Nts
    01-15-15      6.25              60,000               61,500

Standard Aero Holdings
  Sr Sub Nts
    09-01-14      8.25              50,000(d)            53,750

TransDigm
    07-15-11      8.38              80,000               85,000
                                                   --------------
Total                                                   463,500
-----------------------------------------------------------------

Automotive & related (1.4%)

ArvinMeritor
    02-15-09      6.80             100,000              102,750

Tenneco Automotive
  Series B
    07-15-13     10.25              95,000              111,625

TRW Automotive
  Sr Nts
    02-15-13      9.38             100,000              113,000
                                                   --------------
Total                                                   327,375
-----------------------------------------------------------------

Beverages & tobacco (0.7%)

Cott Beverages
    12-15-11      8.00             150,000              161,063
-----------------------------------------------------------------

Broker dealers (0.2%)

LaBranche & Co
  Sr Nts
    05-15-12     11.00              50,000               53,875
-----------------------------------------------------------------

Building materials & construction (1.9%)

Associated Materials
    04-15-12      9.75             185,000              203,500

Norcraft Companies LP/Finance
  Sr Sub Nts
    11-01-11      9.00             220,000              236,500
                                                   --------------
Total                                                   440,000
-----------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Cable (6.0%)

Cablevision Systems
  Sr Nts
    04-01-09      6.67%            $60,000(b,d)         $66,900

CCO Holdings LLC/Capital
  Sr Nts
    12-15-10      6.62              95,000(b,d)          94,525

Charter Communications Operating LLC/Capital
  Sr Nts
    04-30-12      8.00              50,000(d)            51,125

CSC Holdings
  Sr Nts
    04-15-12      6.75              75,000(d)            81,188
  Sr Nts Series B
    04-01-11      7.63             195,000              216,937

DIRECTV Holdings LLC/Finance
  Sr Nts
    03-15-13      8.38             100,000              112,875

Echostar DBS
    10-01-14      6.63             180,000(d)           184,949
  Sr Nts
    10-01-11      6.38              60,000               61,800

Kabel Deutschland
  (U.S. Dollar)
    07-01-14     10.63             115,000(c,d)         132,250

LodgeNet Entertainment
  Sr Sub Deb
    06-15-13      9.50              35,000               38,938

Mediacom LLC/Capital
  Sr Nts
    01-15-13      9.50              40,000               41,700

NTL Cable
  (U.S. Dollar) Sr Nts
    04-15-14      8.75              55,000(c,d)          62,150

Rainbow Natl Services LLC
  Sr Nts
    09-01-12      8.75             130,000(d)           148,200

Videotron Ltee
  (U.S. Dollar)
    01-15-14      6.88              95,000(c)            99,750
                                                   --------------
Total                                                 1,393,287
-----------------------------------------------------------------

Cellular telecommunications (3.8%)

AirGate PCS
    10-15-11      6.41              25,000(b,d)          25,938

American Tower
  Sr Nts
    10-15-12      7.13              85,000               88,400

Crown Castle Intl
  Sr Nts
    08-01-11      9.38              35,000               38,850

Dobson Cellular Systems
    11-01-11      7.49              60,000(b,d)          63,300

Intelsat Bermuda
  (U.S. Dollar) Sr Nts
    01-15-12      7.79             145,000(b,c,d)       148,988

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Cellular telecommunications (cont.)

Nextel Communications
  Sr Nts
    10-31-13      6.88%           $195,000             $210,599

Rogers Wireless Communications
  (U.S. Dollar)
    12-15-10      5.53              40,000(b,c)          42,200
    12-15-12      7.25              50,000(c)            54,125
    03-01-14      6.38              50,000(c)            51,313
  (U.S. Dollar) Sr Sub Nts
    12-15-12      8.00              40,000(c)            43,350

SBA Telecommunications
  Sr Disc Nts (Zero coupon through 12-15-07,
    thereafter 9.75%)
    12-15-11      7.32             130,000(f)           113,750
                                                   --------------
Total                                                   880,813
-----------------------------------------------------------------

Chemicals (6.2%)

BCP Crystal US Holdings
  Sr Sub Nts
    06-15-14      9.63             150,000(d)           173,250

Compass Minerals Group
    08-15-11     10.00              55,000               61,600

Equistar Chemicals LP/Funding
  Sr Nts
    05-01-11     10.63             150,000              173,250

Georgia Gulf
  Sr Nts
    12-15-13      7.13             265,000              283,549

Innophos
  Sr Sub Nts
    08-15-14      8.88             155,000(d)           166,625

INVISTA
    05-01-12      9.25             205,000(d)           230,113

PQ
    02-15-13      7.50             100,000(d)           103,625

Rhodia
  (U.S. Dollar) Sr Nts
    06-01-10     10.25              60,000(c)            69,000

Rockwood Specialties Group
    Sub Nts
    11-15-14      7.50             160,000(d)           168,800
                                                   --------------
Total                                                 1,429,812
-----------------------------------------------------------------

Electronics (1.2%)

Communications & Power Inds
  Sr Sub Nts
    02-01-12      8.00             120,000              125,250

Sanmina-SCI
    Sub Nts
    03-01-13      6.75             140,000(d)           140,525
                                                   --------------
Total                                                   265,775
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
136   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Income Opportunities Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Energy (3.7%)

Chesapeake Energy
  Sr Nts
    06-15-14      7.50%            $40,000              $44,800
    08-15-14      7.00              55,000               60,225
    06-15-15      6.38              35,000(d)            37,013

Encore Acquisition
  Sr Sub Nts
    04-15-14      6.25             100,000              100,750

Energy Transfer Partners LP
  Sr Nts
    02-01-15      5.95             145,000(d)           148,141

Grant Prideco Escrow
    12-15-09      9.00             135,000              148,499

Hilcorp Energy I LP/Finance
  Sr Nts
    09-01-10     10.50             100,000(d)           114,000

Newfield Exploration
  Sr Nts
    03-01-11      7.63              35,000               39,725
  Sr Sub Nts
    08-15-12      8.38             100,000              111,500

Peabody Energy
  Series B
    03-15-13      6.88              50,000               54,125
                                                   --------------
Total                                                   858,778
-----------------------------------------------------------------

Energy equipment & services (0.6%)

Key Energy Services
  Series C
    03-01-08      8.38             100,000              104,125

Pride Intl
  Sr Nts
    07-15-14      7.38              35,000               38,938
                                                   --------------
Total                                                   143,063
-----------------------------------------------------------------

Environmental services (0.2%)

Clean Harbors
    07-15-12     11.25              35,000(d)            39,594
-----------------------------------------------------------------

Financial services (0.7%)

ALH Finance LLC/Finance
  Sr Sub Nts
    01-15-13      8.50             135,000(d)           139,050

Leslie's Poolmart
  Sr Nts
    02-01-13      7.75              30,000(d)            31,125
                                                   --------------
Total                                                   170,175
-----------------------------------------------------------------

Food (2.5%)

American Seafoods Group LLC
    04-15-10     10.13              95,000              103,550

B&G Foods Holdings
  Sr Nts
    10-01-11      8.00              25,000               26,813

Burns Philp Capital Property
  (U.S. Dollar)
    11-15-10      9.50             140,000(c)           154,700
  (U.S. Dollar) Sr Sub Nts
    02-15-11     10.75             100,000(c)           112,500

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Food (cont.)

Del Monte
  Sr Sub Nts
    02-15-15      6.75%           $135,000(d)          $138,375

Reddy Ice Group
  Sr Sub Nts
    08-01-11      8.88              40,000               44,400
                                                   --------------
Total                                                   580,338
-----------------------------------------------------------------

Furniture & appliances (0.3%)

Simmons Bedding
  Sr Sub Nts
    01-15-14      7.88              60,000               62,550
-----------------------------------------------------------------

Health care products (0.8%)

Valeant Pharmaceuticals Intl
  Sr Nts
    12-15-11      7.00              60,000               62,550

VWR Intl
  Sr Nts
    04-15-12      6.88             120,000              123,600
                                                   --------------
Total                                                   186,150
-----------------------------------------------------------------

Health care services (5.1%)

Ardent Health Services
  Sr Sub Nts
    08-15-13     10.00              20,000               21,100

Community Health Systems
  Sr Sub Nts
    12-15-12      6.50              55,000(d)            55,344

Concentra Operating
    06-01-12      9.13              30,000               32,175

Coventry Health Care
  Sr Nts
    01-15-12      5.88              90,000(d)            92,025

Genesis HealthCare
  Sr Sub Nts
    10-15-13      8.00              10,000               11,000

HCA
    12-01-09      5.50              40,000               40,038
  Sr Nts
    02-01-11      7.88              75,000               82,732
    05-01-12      6.95              50,000               52,849
    03-15-14      5.75             135,000              131,943

IASIS Healthcare LLC/Capital
  Sr Sub Nts
    06-15-14      8.75              65,000               70,688

MedCath Holding
  Sr Nts
    07-15-12      9.88              65,000               71,500

NeighborCare
  Sr Sub Nts
    11-15-13      6.88              50,000               52,750

Province Healthcare
  Sr Sub Nts
    06-01-13      7.50              55,000               61,325

Select Medical
  Sr Sub Nts
    02-01-15      7.63              95,000(d)            97,850

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Health care services (cont.)

Service Corp Intl
    04-15-09      7.70%           $100,000             $107,500

Tenet Healthcare
  Sr Nts
    07-01-14      9.88              40,000(d)            42,600

Triad Hospitals
  Sr Nts
    05-15-12      7.00             105,000              111,168

US Oncology
  Sr Nts
    08-15-12      9.00              40,000(d)            43,700
                                                   --------------
Total                                                 1,178,287
-----------------------------------------------------------------

Home building (1.8%)

DR Horton
  Sr Sub Nts
    09-15-10      9.75             100,000              120,250

KB HOME
  Sr Sub Nts
    02-01-10      7.75             100,000              108,218

Meritage Homes
  Sr Nts
    03-15-15      6.25              80,000(d,e)          80,300

William Lyon Homes
    04-01-13     10.75             100,000              114,000
                                                   --------------
Total                                                   422,768
-----------------------------------------------------------------

Household products (0.8%)

Jostens IH
    10-01-12      7.63              95,000(d)            98,325

Rayovac
  Sr Sub Nts
    02-01-15      7.38              80,000(d)            81,800
                                                   --------------
Total                                                   180,125
-----------------------------------------------------------------

Industrial services (2.5%)

Allied Waste North America
    04-15-11      6.38              75,000               72,938
  Series B
    02-15-11      5.75              85,000               80,325
    09-01-12      9.25             185,000              204,425

Da-Lite Screen
  Sr Nts
    05-15-11      9.50             100,000              110,500

Natl Waterworks
  Series B
    12-01-12     10.50             100,000              112,000
                                                   --------------
Total                                                   580,188
-----------------------------------------------------------------

Industrial transportation (0.4%)

Interpool
    08-01-07      7.20             100,000              103,000
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
137   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Income Opportunities Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Leisure time & entertainment (1.6%)

Loews Cineplex
    08-01-14      9.00%            $75,000(d)           $78,469

Speedway Motorsports
  Sr Sub Nts
    06-01-13      6.75             100,000              104,875

Vail Resorts
  Sr Sub Nts
    02-15-14      6.75             185,000              188,700
                                                   --------------
Total                                                   372,044
-----------------------------------------------------------------

Lodging & gaming (6.7%)

Boyd Gaming
  Sr Sub Nts
    12-15-12      7.75             100,000              108,125

Caesars Entertainment
  Sr Sub Nts
    03-15-10      7.88              50,000               56,250
    05-15-11      8.13             135,000              155,925

Circus & Eldorado Jt Venture/Silver Legacy Capital
    1st Mtge
    03-01-12     10.13             200,000              217,999

MGM Mirage
    09-15-10      8.50             170,000              194,225
  Sr Nts
    09-01-12      6.75              50,000               52,875

Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13      6.13              90,000(d)            91,800

MTR Gaming Group
  Series B
    04-01-10      9.75              60,000               65,850

Penn Natl Gaming
  Sr Sub Nts
    12-01-11      6.88              50,000               51,375
    03-01-15      6.75              55,000(d,e)          56,100

Premier Entertainment Biloxi LLC/Finance
    1st Mtge
    02-01-12     10.75              50,000               54,125

River Rock Entertainment Authority
  Sr Nts
    11-01-11      9.75             110,000              122,375

Seneca Gaming
  Sr Nts
    05-01-12      7.25              65,000               67,763

Station Casinos
  Sr Nts
    04-01-12      6.00             100,000              103,625

Virgin River Casino
    01-15-12      9.00             120,000(d)           126,300

Wheeling Island Gaming
    12-15-09     10.13              10,000               10,850
                                                   --------------
Total                                                 1,535,562
-----------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Machinery (0.6%)

Case New Holland
  Sr Nts
    08-01-11      9.25%            $45,000(d)           $49,500

Columbus McKinnon
    08-01-10     10.00              30,000               33,900

Manitowoc
    11-01-13      7.13              50,000               54,125
                                                   --------------
Total                                                   137,525
-----------------------------------------------------------------

Media (8.2%)

American Media Operation
    01-15-11      8.88              50,000               52,750

Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
    03-01-12      8.75             100,000(c)           110,000

Dex Media West LLC/Finance
  Sr Nts
    11-15-11      5.88             150,000(d)           149,250
  Sr Sub Nts Series B
    08-15-13      9.88             185,000              212,287

Emmis Operating
    05-15-12      6.88             115,000              117,588

Gray Television
    12-15-11      9.25             100,000              111,000

Lamar Media
    01-01-13      7.25             100,000              107,000

LIN TV
  Sr Sub Nts
    05-15-13      6.50              45,000               45,900
    05-15-13      6.50              95,000(d)            96,900

PanAmSat
    08-15-14      9.00              80,000               88,000

Radio One
  Sr Sub Nts
    02-15-13      6.38              50,000(d)            51,000

RH Donnelley
  Sr Nts
    01-15-13      6.88             160,000(d)           164,400

Salem Communications
    12-15-10      7.75             199,000              211,934

Shaw Communications
  (U.S. Dollar) Sr Nts
    04-06-11      7.25             105,000(c)           114,450

Sun Media
  (U.S. Dollar)
    02-15-13      7.63             150,000(c)           162,000

Susquehanna Media
  Sr Sub Nts
    04-15-13      7.38             110,000              117,150
                                                   --------------
Total                                                 1,911,609
-----------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Metals (2.2%)

Earle M Jorgensen
    06-01-12      9.75%            $50,000              $56,000

Euramax Intl
  Sr Sub Nts
    08-15-11      8.50             100,000              107,250

IMCO Recycling
    10-15-10     10.38              40,000               45,200

Ispat Inland ULC
  (U.S. Dollar)
    04-01-14      9.75              55,000(c)            67,100

Novelis
  (U.S. Dollar) Sr Nts
    02-15-15      7.25              90,000(c,d)          93,150

Valmont Inds
    05-01-14      6.88             145,000              150,256
                                                   --------------
Total                                                   518,956
-----------------------------------------------------------------

Miscellaneous (1.9%)

Alderwoods Group
  Sr Nts
    09-15-12      7.75              75,000(d)            80,438

Corrections Corp of America
  Sr Nts
    05-01-11      7.50              50,000               53,000

NationsRent
    10-15-10      9.50             150,000              167,250

United Rentals North America
    02-15-12      6.50             100,000              100,750
  Sr Sub Nts
    02-15-14      7.00              30,000               28,875
                                                   --------------
Total                                                   430,313
-----------------------------------------------------------------

Paper & packaging (8.3%)

Abitibi-Consolidated
  (U.S. Dollar)
    06-15-11      5.99             100,000(b,c)         103,000

Ainsworth Lumber
  (U.S. Dollar) Sr Nts
    10-01-10      6.30             135,000(b,c,d)       139,050
    10-01-12      7.25              75,000(c,d)          76,875

Boise Cascade LLC
  Sr Nts
    10-15-12      5.54              25,000(b,d)          25,813
  Sr Sub Nts
    10-15-14      7.13              75,000(d)            79,313

Cascades
  (U.S. Dollar) Sr Nts
    02-15-13      7.25             125,000(c)           133,125

Crown European Holdings
  (U.S. Dollar)
    03-01-11      9.50              25,000(c)            28,125
    03-01-13     10.88              75,000(c)            89,063

Domtar
  (U.S. Dollar)
    12-01-13      5.38              85,000(c)            82,321

Georgia-Pacific
    02-01-10      8.88             150,000              174,749

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
138   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Income Opportunities Fund

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Paper & packaging (cont.)

Graphic Packaging Intl
  Sr Nts
    08-15-11      8.50%           $235,000             $255,562

JSG Funding
  (U.S. Dollar) Sr Nts
    10-01-12      9.63             175,000(c)           193,812

Norampac
  (U.S. Dollar) Sr Nts
    06-01-13      6.75             125,000(c)           131,250

Owens-Illinois Glass Container
    05-15-11      7.75              30,000               32,400
    05-15-13      8.25              90,000               99,000
  Sr Nts
    12-01-14      6.75             110,000(d)           112,750

Silgan Holdings
  Sr Sub Nts
    11-15-13      6.75             150,000              155,249
                                                   --------------
Total                                                 1,911,457
-----------------------------------------------------------------

Restaurants (0.2%)

Domino's Pizza
  Sr Sub Nts
    07-01-11      8.25              35,000               37,800
-----------------------------------------------------------------

Retail -- general (0.3%)

General Nutrition Centers
  Sr Nts
    01-15-11      8.63              70,000(d)            68,950
-----------------------------------------------------------------

Telecom equipment & services (4.8%)

CPI Holdco
  Sr Nts
    02-01-15      8.83              75,000(b,d)          75,563

GCI
  Sr Nts
    02-15-14      7.25              80,000               81,000
    02-15-14      7.25              45,000(d)            45,563

Inmarsat Finance
  (U.S. Dollar)
    06-30-12      7.63              55,000(c)            57,613

MCI
  Sr Nts
    05-01-09      7.69             115,000              121,181
    05-01-14      8.74             115,000              129,231

New Skies Satellites
  (U.S. Dollar) Sr Nts
    11-01-11      7.44              60,000(b,c,d)        62,925

Qwest
    11-15-08      5.63              25,000               25,125
    03-15-12      9.13             285,000(d)           329,174

Qwest Communications Intl
  Sr Nts
    02-15-09      6.54              65,000(b,d)          66,300

Qwest Services
    12-15-07     13.50              40,000(d)            45,100

Valor Telecommunications Enterprises LLC/Finance
  Sr Nts
    02-15-15      7.75              70,000(d)            72,625
                                                   --------------
Total                                                 1,111,400
-----------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Utilities -- electric (5.9%)

Aquila
  Sr Nts
    11-15-09      7.63%            $80,000              $84,400
    02-01-11      9.95              50,000               57,375

CMS Energy
  Sr Nts
    08-01-10      7.75             100,000              109,750
    02-01-12      6.30             115,000              117,318

DPL
  Sr Nts
    09-01-11      6.88              75,000               82,460

IPALCO Enterprises
    11-14-08      8.38              65,000               72,475
    11-14-11      8.63             145,000              170,374

Midwest Generation LLC
    05-01-34      8.75             100,000              114,750

NRG Energy
    12-15-13      8.00              65,000(d)            71,825

Potomac Edison
    1st Mtge
    11-15-14      5.35             110,000(d)           111,375

Reliant Energy
    12-15-14      6.75              60,000               59,700

Sierra Pacific Power
    04-15-12      6.25              75,000               78,563

Texas Genco LLC/Financing
  Sr Nts
    12-15-14      6.88             115,000(d)           122,762

Utilicorp Canada Finance
  (U.S. Dollar)
    06-15-11      7.75              95,000(c)           100,700
                                                   --------------
Total                                                 1,353,827
-----------------------------------------------------------------

Utilities -- natural gas (2.6%)

ANR Pipeline
    03-15-10      8.88              50,000               55,438

El Paso Natural Gas
  Sr Nts Series A
    08-01-10      7.63             100,000              108,500

Southern Natural Gas
    03-15-10      8.88             100,000              110,750

Southern Star Central
    08-01-10      8.50             100,000              110,250

Transcontinental Gas Pipe Line
  Series B
    08-15-11      7.00              75,000               82,875
  Sr Nts Series B
    07-15-12      8.88             100,000              122,625
                                                   --------------
Total                                                   590,438
-----------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Utilities -- telephone (2.1%)

AT&T
  Sr Nts
    11-15-11      9.05%           $135,000             $156,431

Cincinnati Bell
    07-15-13      7.25             100,000              104,250
  Sr Nts
    02-15-15      7.00             160,000(d)           160,801
  Sr Sub Nts
    01-15-14      8.38              55,000(d)            56,856
                                                   --------------
Total                                                   478,338
-----------------------------------------------------------------

Variable rate senior loan interests (0.3%)

Metris Companies
    Term Loan
    05-06-07     12.09              75,000               79,125
-----------------------------------------------------------------

Total bonds
(Cost: $20,215,966)                                 $20,908,369
-----------------------------------------------------------------

Short-term security (5.2%)

Issuer          Effective         Amount              Value(a)
                 yield          payable at
                                 maturity

U.S. government agency

Federal Natl Mtge Assn Disc Nt
    04-20-05      2.40%         $1,200,000           $1,195,934
-----------------------------------------------------------------

Total short-term security
(Cost: $1,195,708)                                   $1,195,934
-----------------------------------------------------------------

Total investments in securities
(Cost: $21,411,674)(g)                              $22,104,303
=================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
139   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Income Opportunities Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Feb. 28, 2005, the value of foreign securities represented 11.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2005, the value of these securities amounted to $6,615,129 or 28.7% of net assets.

(e) At Feb. 28, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $134,600.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(g) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $21,412,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                     $704,000
       Unrealized depreciation                                      (12,000)
       -----------------------------------------------------------------------
       Net unrealized appreciation                                 $692,000
       -----------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
140   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Inflation Protected Securities Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (93.7%)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

Foreign government (0.2%)

Bundesrepublik Deutschland
  (European Monetary Unit)
    01-04-07      6.00%          18,000(c)              $25,314

United Kingdom Treasury
  (British Pound)
    12-07-06      7.50           12,000(c)               24,130
                                                   --------------
Total                                                    49,444
-----------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal             Value(a)
                   rate            amount

U.S. government obligations & agencies (93.5%)(b)

U.S. Treasury Inflation-Indexed Bond
    01-15-07      3.38%           $979,043           $1,026,624
    01-15-08      3.63           2,850,954            3,070,318
    01-15-09      3.88           1,015,455            1,123,962
    04-15-10      0.88             939,338              923,815
    07-15-12      3.00           2,582,838            2,858,073
    01-15-14      2.00           2,580,250            2,659,320
    07-15-14      2.00           1,489,308            1,531,838
    01-15-25      2.38             949,118            1,014,804
    04-15-28      3.63           2,853,570            3,728,716
    04-15-29      3.88             885,671            1,211,813
                                                   --------------
Total                                                19,149,283
-----------------------------------------------------------------

Total bonds
(Cost: $19,196,686)                                 $19,198,727
-----------------------------------------------------------------

Short-term security (6.8%)

Issuer          Effective         Amount              Value(a)
                 yield          payable at
                                 maturity

U.S. government agency

Federal Natl Mtge Assn Disc Nt
    03-16-05      2.47%         $1,400,000           $1,398,463
-----------------------------------------------------------------

Total short-term security
(Cost: $1,398,559)                                   $1,398,463
-----------------------------------------------------------------

Total investments in securities
(Cost: $20,595,245)(d)                              $20,597,190
=================================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Feb. 28, 2005, the value of foreign securities represented 0.2% of net assets.

(d) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $20,595,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                      $ 43,000
       Unrealized depreciation                                       (41,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                                  $  2,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
141   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Large Cap Equity Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (96.4%)

Issuer                              Shares          Value(a)

Aerospace & defense (2.6%)

Boeing                             175,210        $9,631,294
Empresa Brasileira de
  Aeronautica ADR                  209,616(c)      7,076,636
General Dynamics                    32,854         3,461,169
Goodrich                           180,879         6,697,949
Lockheed Martin                    332,715        19,703,382
Northrop Grumman                   133,565         7,065,589
United Technologies                134,756        13,459,429
                                                --------------
Total                                             67,095,448
--------------------------------------------------------------

Automotive & related (0.3%)

Ford Motor                         138,753         1,755,226
General Motors                     126,141         4,499,450
Genuine Parts                       13,255           573,676
Johnson Controls                    14,212           839,929
                                                --------------
Total                                              7,668,281
--------------------------------------------------------------

Banks and savings & loans (5.5%)

Bank of America                    993,186        46,332,127
Bank of New York                   177,374         5,365,564
BankAtlantic Bancorp Cl A           94,580         1,703,386
Commerce Bancorp                   134,338(d)      8,232,233
First Marblehead                    44,989(b)      3,128,985
HDFC Bank ADR                       59,726(c)      2,810,108
PNC Financial Services Group        74,478         3,920,522
Regions Financial                   64,011         2,064,995
Sovereign Bancorp                  206,259         4,731,581
State Street                       133,517         5,854,720
US Bancorp                         264,865         7,879,734
Wachovia                           392,344        20,798,155
Washington Mutual                  155,152         6,510,178
Wells Fargo & Co                   361,563        21,469,611
                                                --------------
Total                                            140,801,899
--------------------------------------------------------------

Beverages & tobacco (2.9%)

Altria Group                       567,605        37,263,268
Coca-Cola Enterprises              190,754         4,072,598
Fortune Brands                      10,881           881,361
PepsiCo                            586,215        31,573,540
                                                --------------
Total                                             73,790,767
--------------------------------------------------------------

Broker dealers (3.1%)

Franklin Resources                 181,005(d)     12,704,741
JPMorgan Chase & Co                763,818        27,917,548
Legg Mason                          16,427         1,324,673
Merrill Lynch & Co                 308,994        18,100,869
Morgan Stanley                     342,268        19,327,874
                                                --------------
Total                                             79,375,705
--------------------------------------------------------------

Building materials & construction (0.2%)

American Standard Companies         65,060         2,979,748
Masco                              100,060         3,374,023
                                                --------------
Total                                              6,353,771
--------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares          Value(a)

Cable (4.2%)

Comcast Cl A                       401,349(b)    $13,063,910
Comcast Special Cl A               173,875(b)      5,539,658
EchoStar
  Communications Cl A              103,701         3,085,105
NTL                              1,087,253(b)     70,551,846
RCN                                 15,500(b)        337,125
Telewest Global                    911,100(b,c)   15,206,259
                                                --------------
Total                                            107,783,903
--------------------------------------------------------------

Cellular telecommunications (3.2%)

China Unicom                       932,000(c)        830,564
Millicom Intl Cellular              25,600(b,c)      574,208
Nextel Communications Cl A       2,186,842(b)     64,358,759
NTT DoCoMo                           3,390(c)      5,759,580
Telesystem Intl Wireless           810,931(b,c)   11,896,358
                                                --------------
Total                                             83,419,469
--------------------------------------------------------------

Chemicals (1.2%)

Dow Chemical                       321,734        17,743,629
Eastman Chemical                    51,928         2,998,323
EI du Pont de
  Nemours & Co                      68,502         3,651,157
Lyondell Chemical                  194,708         6,590,866
RPM Intl                            45,663           855,268
                                                --------------
Total                                             31,839,243
--------------------------------------------------------------

Computer hardware (3.2%)

Cisco Systems                    1,168,461(b)     20,354,591
Dell                               809,025(b)     32,433,813
EMC                              1,154,079(b)     14,610,640
Hewlett-Packard                    373,803         7,775,102
Sun Microsystems                 1,857,051(b)      7,836,755
                                                --------------
Total                                             83,010,901
--------------------------------------------------------------

Computer software & services (3.6%)

Affiliated Computer
  Services Cl A                    138,014(b)      7,135,324
Cadence Design Systems             195,880(b)      2,699,226
Citrix Systems                      30,826(b)        693,585
Comverse Technology                188,550(b)      4,376,246
Electronic Arts                     14,155(b)        912,856
First Data                          33,187         1,361,331
Google Cl A                         15,118(b)      2,842,033
Infosys Technologies ADR            10,747(c)        819,459
Intl Business Machines             154,476        14,301,388
Macromedia                          42,728(b)      1,448,052
Microsoft                          740,923        18,656,440
Oracle                           1,212,211(b)     15,649,644
Paychex                            171,316         5,470,120
Satyam Computer
  Services ADR                      50,869(c)      1,240,695
Symantec                           385,418(b)      8,483,050
VERITAS Software                   242,787(b)      5,880,301
                                                --------------
Total                                             91,969,750
--------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares          Value(a)

Electronics (2.9%)

Analog Devices                      84,444        $3,100,784
Broadcom Cl A                      182,943(b)      5,899,912
Credence Systems                    93,321(b)        818,425
Cypress Semiconductor              167,947(b)      2,364,694
Freescale
  Semiconductor Cl A               189,376(b)      3,579,206
Freescale
  Semiconductor Cl B               237,864(b)      4,562,232
Intel                            1,216,978        29,183,132
Linear Technology                  119,565         4,670,209
Maxim Integrated Products           74,942         3,224,005
Natl Semiconductor                  81,376         1,623,451
Texas Instruments                  506,394        13,404,249
Xilinx                              84,849         2,562,440
                                                --------------
Total                                             74,992,739
--------------------------------------------------------------

Energy (6.1%)

Amerada Hess                        29,799         2,991,820
Anadarko Petroleum                 180,005        13,835,184
BP ADR                             116,820(c)      7,583,954
ChevronTexaco                      512,652        31,825,436
ConocoPhillips                     291,196        32,290,724
Devon Energy                       107,991         5,052,899
Exxon Mobil                        895,502        56,694,231
Newfield Exploration                42,990(b)      3,192,008
Occidental Petroleum                26,343         1,851,123
Royal Dutch Petroleum               36,000(c)      2,271,240
                                                --------------
Total                                            157,588,619
--------------------------------------------------------------

Energy equipment & services (1.3%)

Baker Hughes                        42,176         1,994,081
Cooper Cameron                      84,583(b)      4,879,593
Halliburton                         94,695         4,163,739
Schlumberger                       130,860         9,873,388
Transocean                         125,041(b)      6,061,988
Weatherford Intl                   109,886(b)      6,550,304
                                                --------------
Total                                             33,523,093
--------------------------------------------------------------

Finance companies (2.1%)

Citigroup                        1,140,273        54,413,828
--------------------------------------------------------------

Financial services (4.0%)

Capital One Financial              185,916        14,256,039
Countrywide Financial              509,172        17,693,727
Fannie Mae                         404,296        23,635,145
Freddie Mac                        352,349        21,845,638
Investors Financial Services       330,761        16,577,741
MBNA                               104,000         2,638,480
Nomura Holdings                    143,700(c)      1,987,927
SLM                                 67,498         3,293,902
                                                --------------
Total                                            101,928,599
--------------------------------------------------------------

Food (1.4%)

General Mills                       83,609         4,378,603
Hain Celestial Group                44,239(b)        825,942
HJ Heinz                            92,507         3,481,963

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
142   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Large Cap Equity Fund

Issuer                              Shares          Value(a)

Food (cont.)

Kellogg                            464,637       $20,444,029
Sara Lee                           255,739         5,728,554
                                                --------------
Total                                             34,859,091
--------------------------------------------------------------

Furniture & appliances (--%)

Leggett & Platt                     35,301           976,779
--------------------------------------------------------------

Health care products (8.9%)

Abbott Laboratories                132,756         6,105,448
Allergan                            16,463         1,237,688
Amgen                              154,862(b)      9,541,048
Baxter Intl                        243,186         8,672,013
Biogen Idec                        275,542(b)     10,649,698
Boston Scientific                   62,786(b)      2,050,591
Bristol-Myers Squibb               442,333        11,071,595
Elan ADR                           235,236(b,c)    1,881,888
Genentech                          110,415(b)      5,211,588
Gilead Sciences                     64,846(b)      2,240,429
GlaxoSmithKline ADR                173,357(c)      8,359,275
Guidant                             39,392         2,890,979
Johnson & Johnson                  700,559        45,956,670
Medco Health Solutions             184,271(b)      8,185,318
Medtronic                          170,561         8,889,639
Merck & Co                         407,048        12,903,422
Novartis ADR                       244,356(c,d)   12,210,469
OSI Pharmaceuticals                 95,672(b)      5,226,561
Pfizer                           1,678,598        44,130,341
Schering-Plough                    431,449         8,175,959
Shire Pharmaceuticals
  Group ADR                         48,421(c)      1,629,367
Wyeth                              198,209         8,090,891
                                                --------------
Total                                            225,310,877
--------------------------------------------------------------

Health care services (2.5%)

Aetna                               49,290         7,197,326
AmerisourceBergen                   44,400         2,659,560
Cardinal Health                    170,544         9,985,351
Community Health Systems            31,824(b)      1,030,143
HCA                                451,197        21,301,010
HealthSouth                        305,324(b)      1,798,358
Hospira                             67,157(b)      1,987,847
Magellan Health Services           117,644(b)      4,021,072
McKesson                            23,127           863,562
Tenet Healthcare                   303,871(b)      3,315,233
UnitedHealth Group                  49,273         4,491,727
WellPoint                           50,388(b)      6,150,359
                                                --------------
Total                                             64,801,548
--------------------------------------------------------------

Home building (0.1%)

Centex                               9,296           591,133
Pulte Homes                          9,535           743,920
                                                --------------
Total                                              1,335,053
--------------------------------------------------------------

Household products (3.6%)

Avon Products                      107,653         4,604,319
Colgate-Palmolive                  213,988        11,324,245
Gillette                           555,137        27,895,634
Kimberly-Clark                      52,728         3,478,993
Procter & Gamble                   800,353        42,490,741
Rayovac                             68,705(b)      2,954,315
                                                --------------
Total                                             92,748,247
--------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares          Value(a)

Industrial transportation (0.2%)

Burlington Northern Santa Fe        27,612        $1,388,055
Norfolk Southern                    92,048         3,303,603
                                                --------------
Total                                              4,691,658
--------------------------------------------------------------

Insurance (4.4%)

ACE                                418,315(c)     18,598,285
Allstate                           218,591        11,733,965
American Intl Group                689,730        46,073,963
Assurant                            34,952         1,202,349
Chubb                              196,530        15,547,488
CIGNA                               27,886         2,532,049
Endurance Specialty
  Holdings                          66,700(c)      2,384,525
First American                      70,003         2,558,610
Hartford Financial
 Services Group                     29,809         2,144,758
Montpelier Re Holdings              19,972(c)        808,866
Prudential Financial               140,060         7,983,420
United America
  Indemnity Cl A                   124,616(b,c)    2,274,242
                                                --------------
Total                                            113,842,520
--------------------------------------------------------------

Investment companies (4.0%)

Consumer Discretionary
  Select Sector SPDR Fund          243,786         8,191,210
Energy Select Sector
  SPRD Fund                        466,668(d)     20,463,392
Health Care Select Sector
  SPDR Fund                        452,118        13,622,315
Industrial Select Sector
  SPDR Fund                        477,458        14,586,342
iShare Dow Jones  U.S.
  Healthcare Sector Index Fund     232,150        13,622,562
Materials Select Sector
  SPDR Trust                       544,744        16,941,538
Utilities Select Sector
  SPDR Fund                        568,420(d)     16,512,601
                                                --------------
Total                                            103,939,960
--------------------------------------------------------------

Leisure time & entertainment (1.7%)

Cendant                          1,152,245        25,487,660
Harley-Davidson                     21,538         1,332,771
Mattel                              85,382         1,786,191
Multimedia Games                    16,927(b)        169,101
Viacom Cl B                        439,192        15,327,801
                                                --------------
Total                                             44,103,524
--------------------------------------------------------------

Lodging & gaming (--%)

GTECH Holdings                      53,797         1,256,160
--------------------------------------------------------------

Machinery (0.4%)

Caterpillar                         51,543         4,899,162
Illinois Tool Works                 39,044         3,504,199
Ingersoll-Rand Cl A                 19,703(c)      1,659,978
                                                --------------
Total                                             10,063,339
--------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares          Value(a)

Media (2.7%)

Clear Channel
  Communications                    41,352        $1,376,195
eBay                               190,230(b)      8,149,453
EW Scripps Cl A                     46,436         2,143,486
Gannett                             19,953         1,571,299
Liberty Media Cl A                 797,237(b)      8,083,983
Liberty Media Intl Cl A             58,892(b)      2,545,901
McGraw-Hill Companies               14,172         1,301,698
News Corp Cl A                     197,151         3,280,593
Omnicom Group                       13,830         1,259,498
Reader's Digest Assn                56,060           969,838
Time Warner                        595,344(b)     10,257,777
Tribune                            120,395         4,903,688
Univision
  Communications Cl A               24,203(b)        638,717
Walt Disney                        668,879        18,688,480
Yahoo!                             106,678(b)      3,442,499
                                                --------------
Total                                             68,613,105
--------------------------------------------------------------

Metals (0.3%)

Alcan                               52,374(c)      2,093,389
Alcoa                              130,288         4,184,850
Kinross Gold                       208,266(b,c)    1,382,886
Novelis                             10,465(b,c)      246,137
                                                --------------
Total                                              7,907,262
--------------------------------------------------------------

Multi-industry (3.4%)

3M                                  57,753         4,847,787
Accenture Cl A                      64,094(b,c)    1,637,602
Emerson Electric                    31,858         2,112,823
General Electric                   974,330        34,296,415
ITT Inds                            14,530         1,277,914
Manpower                            45,946         2,007,840
Monsanto                            92,478         5,435,857
Sony                                78,500(c)      2,996,126
Tyco Intl                          736,482(c)     24,657,417
Vivendi Universal ADR              227,702(b,c,d)  7,209,045
                                                --------------
Total                                             86,478,826
--------------------------------------------------------------

Paper & packaging (0.7%)

Avery Dennison                      33,504         2,033,693
Bowater                             83,784         3,253,333
Intl Paper                         124,152         4,637,077
Temple-Inland                       63,212         5,069,602
Weyerhaeuser                        40,344         2,700,224
                                                --------------
Total                                             17,693,929
--------------------------------------------------------------

Precious metals (0.7%)

Barrick Gold                        81,499(c)      2,029,325
Coeur d'Alene Mines              1,065,300(b)      4,271,853
Glamis Gold                         81,614(b,c)    1,420,084
Newmont Mining                     240,735        10,837,889
                                                --------------
Total                                             18,559,151
--------------------------------------------------------------

Real estate investment trust (0.4%)

Apartment Investment
  & Management Cl A                 52,727         2,017,335
Equity Office Properties Trust     165,154         4,982,696
HomeBanc                           324,234         3,135,343
                                                --------------
Total                                             10,135,374
--------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
143   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Large Cap Equity Fund

Issuer                              Shares          Value(a)

Restaurants (0.2%)

Applebee's Intl                     45,843        $1,306,984
Domino's Pizza                     115,822         1,977,081
McDonald's                          35,800         1,184,264
                                                --------------
Total                                              4,468,329
--------------------------------------------------------------

Retail -- drugstores (0.3%)

CVS                                141,191         7,035,548
--------------------------------------------------------------

Retail -- general (3.5%)

AutoZone                             5,276(b)        511,244
Bed Bath & Beyond                   23,774(b)        892,000
Costco Wholesale                    18,183           847,146
Dollar General                      50,192         1,065,576
Gap                                292,037         6,229,149
Home Depot                         296,241        11,855,565
Lowe's Companies                    86,952         5,111,039
Sonic Automotive                   118,865         2,637,614
Staples                             92,737         2,923,070
Target                             370,689        18,838,415
Tiffany & Co                        38,399         1,157,730
Wal-Mart Stores                    716,180        36,962,051
                                                --------------
Total                                             89,030,599
--------------------------------------------------------------

Telecom equipment & services (4.8%)

CIENA                            1,306,912(b)      2,587,686
Corning                            512,273(b)      5,875,771
Hutchison Telecommunications
  Intl ADR                         425,976(b,c)    6,905,071
Indonesian Satellite             3,434,500(c)      1,943,525
Leap Wireless Intl                  13,047(b)        349,660
Motorola                         2,028,335        31,763,726
Nextel Partners Cl A               567,973(b)     11,308,342
Nokia ADR                        2,610,126(c,d)   42,127,434
Vodafone Group ADR                 805,411(c)     21,174,255
                                                --------------
Total                                            124,035,470
--------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares          Value(a)

Textiles & apparel (0.1%)

Coach                               23,535(b)     $1,306,899
Nike Cl B                           20,537         1,785,692
                                                --------------
Total                                              3,092,591
--------------------------------------------------------------

Utilities -- electric (1.6%)

Dominion Resources                 127,626         9,192,901
Duke Energy                         70,262         1,896,371
Entergy                             82,086         5,673,784
Exelon                             218,428         9,907,895
FPL Group                           31,207         2,476,275
PPL                                 52,078         2,840,334
Southern                           222,790         7,156,015
TXU                                 16,081         1,226,176
Xcel Energy                         81,787         1,449,266
                                                --------------
Total                                             41,819,017
--------------------------------------------------------------

Utilities -- natural gas (0.1%)

ONEOK                              107,642         3,153,911
--------------------------------------------------------------

Utilities -- telephone (4.0%)

BellSouth                          288,558         7,444,796
Citizens Communications             64,710           863,231
KT ADR                             104,923(c)      2,435,263
Qwest Communications Intl          664,693(b)      2,592,303
SBC Communications                 351,706         8,458,529
Sprint                           3,058,665        72,429,188
Verizon Communications             269,354         9,688,663
                                                --------------
Total                                            103,911,973
--------------------------------------------------------------

Total common stocks
(Cost: $2,331,529,605)                        $2,479,419,856
--------------------------------------------------------------

Short-term securities (5.7%)(e)

Issuer          Effective         Amount           Value(a)
                  yield         payable at
                                 maturity

U.S. government agency (4.8%)

Federal Natl Mtge Assn Disc Nts
   03-02-05       2.38%        $10,000,000        $9,998,678
   03-16-05       2.44           8,500,000         8,490,786
   03-17-05       2.32          10,000,000         9,989,044
   05-03-05       2.61          30,000,000        29,861,400
   05-04-05       2.61          11,500,000        11,446,031
   05-18-05       2.62          55,000,000        54,685,400
                                                --------------
Total                                            124,471,339
--------------------------------------------------------------

Commercial paper (0.9%)

CRC Funding LLC
   03-01-05       2.61           7,000,000         6,999,493

Falcon Asset Securitization
   03-28-05       2.62          10,000,000         9,979,700

Old Line Funding
   03-23-05       2.54           6,500,000         6,489,452
                                                --------------
Total                                             23,468,645
--------------------------------------------------------------

Total short-term securities
(Cost: $147,933,336)                            $147,939,984

--------------------------------------------------------------

Total investments in securities
(Cost: $2,479,462,941)(f)                     $2,627,359,840
==============================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 8.8% of net assets.

(d) At Feb. 28, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.4% of net assets. See Note 6 to the financial statements. 3.3% of net assets is the Fund's cash equivalent position.

(f) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $2,479,463,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                   $198,824,000
       Unrealized depreciation                                    (50,927,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                               $147,897,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
144   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Large Cap Value Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (96.3%)

Issuer                              Shares             Value(a)

Aerospace & defense (3.5%)

Boeing                                 724              $39,798
Empresa Brasileira de
 Aeronautica ADR                     2,098(c)            70,828
General Dynamics                       420               44,247
Goodrich                               650               24,070
Lockheed Martin                        875               51,818
Northrop Grumman                     1,700               89,930
United Technologies                    757               75,609
                                                     ------------
Total                                                   396,300
-----------------------------------------------------------------

Automotive & related (0.3%)

General Motors                       1,078               38,452
-----------------------------------------------------------------

Banks and savings & loans (9.3%)

Bank of America                      7,911              369,049
Bank of New York                     2,249               68,032
Commerce Bancorp                       259               15,872
PNC Financial Services Group           968               50,956
Regions Financial                      811               26,163
Sovereign Bancorp                    1,650               37,851
State Street                         1,220               53,497
US Bancorp                           3,402              101,210
Wachovia                             2,045              108,405
Washington Mutual                    1,573               66,003
Wells Fargo & Co                     2,493              148,034
                                                     ------------
Total                                                 1,045,072
-----------------------------------------------------------------

Beverages & tobacco (3.1%)

Altria Group                         3,168              207,979
Coca-Cola Enterprises                1,354               28,908
PepsiCo                              2,101              113,160
                                                     ------------
Total                                                   350,047
-----------------------------------------------------------------

Broker dealers (5.6%)

Franklin Resources                     544               38,183
JPMorgan Chase & Co                  6,920              252,927
Legg Mason                             210               16,934
Merrill Lynch & Co                   2,580              151,136
Morgan Stanley                       2,964              167,377
                                                     ------------
Total                                                   626,557
-----------------------------------------------------------------

Building materials & construction (0.7%)

American Standard Companies            855               39,159
Masco                                1,287               43,398
                                                     ------------
Total                                                    82,557
-----------------------------------------------------------------

Cable (2.3%)

Comcast Cl A                         1,590(b)            51,755
Comcast Special Cl A                 2,221(b)            70,761
EchoStar Communications Cl A         1,307               38,883
NTL                                  1,581(b)           102,591
                                                     ------------
Total                                                   263,990
-----------------------------------------------------------------

Cellular telecommunications (0.7%)

China Unicom ADR                     1,270(c)            11,290
Nextel Communications Cl A           2,486(b)            73,163
                                                     ------------
Total                                                    84,453
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Chemicals (2.8%)

Dow Chemical                         3,300             $181,995
Eastman Chemical                       662               38,224
Lyondell Chemical                    2,493               84,388
RPM Intl                               567               10,620
                                                     ------------
Total                                                   315,227
-----------------------------------------------------------------

Computer hardware (1.9%)

Cisco Systems                        1,700(b)            29,614
Dell                                 1,565(b)            62,741
EMC                                  1,735(b)            21,965
Hewlett-Packard                      4,753               98,862
                                                     ------------
Total                                                   213,182
-----------------------------------------------------------------

Computer software & services (2.3%)

Affiliated Computer
 Services Cl A                       1,448(b)            74,862
Cadence Design Systems               2,484(b)            34,230
Intl Business Machines                 966               89,431
Microsoft                            1,916               48,245
VERITAS Software                       582(b)            14,096
                                                     ------------
Total                                                   260,864
-----------------------------------------------------------------

Electronics (1.2%)

Broadcom Cl A                          376(b)            12,126
Credence Systems                     1,120(b)             9,822
Cypress Semiconductor                2,174(b)            30,610
Freescale Semiconductor Cl B           242(b)             4,642
Intel                                1,989               47,696
Texas Instruments                      947               25,067
                                                     ------------
Total                                                   129,963
-----------------------------------------------------------------

Energy (11.0%)

Anadarko Petroleum                   1,554              119,440
BP ADR                               1,510(c)            98,029
ChevronTexaco                        3,646              226,344
ConocoPhillips                       2,540              281,661
Devon Energy                         1,376               64,383
Exxon Mobil                          5,946              376,442
Newfield Exploration                   547(b)            40,615
Royal Dutch Petroleum                  461(c)            29,084
                                                     ------------
Total                                                 1,235,998
-----------------------------------------------------------------

Energy equipment & services (2.1%)

Cooper Cameron                       1,090(b)            62,882
Schlumberger                           361               27,237
Transocean                           1,151(b)            55,800
Weatherford Intl                     1,429(b)            85,184
                                                     ------------
Total                                                   231,103
-----------------------------------------------------------------

Finance companies (3.7%)

Citigroup                            8,820              420,890
-----------------------------------------------------------------

Financial services (4.7%)

Capital One Financial                1,053               80,744
Countrywide Financial                2,275               79,056
Fannie Mae                           2,155              125,981
Freddie Mac                          2,309              143,158

Common stocks (continued)

Issuer                              Shares             Value(a)

Financial services (cont.)

Investors Financial Services         1,282              $64,254
MBNA                                 1,335               33,869
                                                     ------------
Total                                                   527,062
-----------------------------------------------------------------

Food (1.7%)

General Mills                        1,079               56,507
Hain Celestial Group                   568(b)            10,605
HJ Heinz                             1,194               44,942
Kellogg                              1,000               44,000
Sara Lee                             1,645               36,848
                                                     ------------
Total                                                   192,902
-----------------------------------------------------------------

Furniture & appliances (0.1%)

Leggett & Platt                        435               12,036
-----------------------------------------------------------------

Health care products (4.1%)

Baxter Intl                            979               34,911
Biogen Idec                            362(b)            13,991
Bristol-Myers Squibb                 1,234               30,887
GlaxoSmithKline ADR                    584(c)            28,160
Guidant                                195               14,311
Johnson & Johnson                      863               56,613
Medco Health Solutions                 768(b)            34,115
Merck & Co                           1,644               52,115
Novartis ADR                           795(c)            39,726
Pfizer                               4,063              106,816
Schering-Plough                      1,470               27,857
Wyeth                                  611               24,941
                                                     ------------
Total                                                   464,443
-----------------------------------------------------------------

Health care services (1.7%)

Cardinal Health                        393               23,010
HCA                                  2,155              101,738
Hospira                                879(b)            26,018
Tenet Healthcare                     3,857(b)            42,080
                                                     ------------
Total                                                   192,846
-----------------------------------------------------------------

Household products (2.4%)

Avon Products                          428               18,306
Colgate-Palmolive                    1,411               74,669
Gillette                             1,054               52,964
Kimberly-Clark                         200               13,196
Procter & Gamble                     1,346               71,459
Rayovac                                872(b)            37,496
                                                     ------------
Total                                                   268,090
-----------------------------------------------------------------

Industrial transportation (0.2%)

Burlington Northern Santa Fe           350               17,595
-----------------------------------------------------------------

Insurance (6.1%)

ACE                                  2,659(c)           118,219
Allstate                             1,306               70,106
American Intl Group                  2,958              197,594
Assurant                               448               15,411
Chubb                                1,239               98,017
CIGNA                                  356               32,325
Endurance Specialty Holdings         1,071(c)            38,288

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
145   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Large Cap Value Fund

Issuer                              Shares             Value(a)

Insurance (cont.)

First American                         892              $32,603
Hartford Financial Services Group      380               27,341
Montpelier Re Holdings                 245(c)             9,923
Prudential Financial                   805               45,885
                                                     ------------
Total                                                   685,712
-----------------------------------------------------------------

Leisure time & entertainment (1.2%)

Mattel                               1,073               22,447
Multimedia Games                       213(b)             2,128
Viacom Cl B                          3,210              112,029
                                                     ------------
Total                                                   136,604
-----------------------------------------------------------------

Machinery (0.6%)

Caterpillar                            336               31,937
Illinois Tool Works                    216               19,386
Ingersoll-Rand Cl A                    251(c)            21,147
                                                     ------------
Total                                                    72,470
-----------------------------------------------------------------

Media (4.6%)

Cendant                              3,675               81,291
EW Scripps Cl A                        593               27,373
Liberty Media Cl A                  10,147(b)           102,891
Liberty Media Intl Cl A                778(b)            33,633
Reader's Digest Assn                   713               12,335
Time Warner                          3,213(b)            55,360
Tribune                              1,242               50,587
Walt Disney                          5,360              149,757
                                                     ------------
Total                                                   513,227
-----------------------------------------------------------------

Metals (0.5%)

Alcan                                  670(c)            26,780
Alcoa                                  862               27,687
Novelis                                126(b,c)           2,964
                                                     ------------
Total                                                    57,431
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Multi-industry (1.8%)

General Electric                     2,240              $78,848
ITT Inds                               186               16,359
Manpower                               223                9,745
Tyco Intl                            2,804(c)            93,878
                                                     ------------
Total                                                   198,830
-----------------------------------------------------------------

Paper & packaging (2.0%)

Avery Dennison                         428               25,980
Bowater                              1,085               42,131
Intl Paper                           1,586               59,237
Temple-Inland                          830               66,565
Weyerhaeuser                           515               34,469
                                                     ------------
Total                                                   228,382
-----------------------------------------------------------------

Real estate investment trust (0.8%)

Apartment Investment
 & Management Cl A                     673               25,749
Equity Office Properties Trust       2,091               63,085
HomeBanc                               570                5,512
                                                     ------------
Total                                                    94,346
-----------------------------------------------------------------

Restaurants (0.4%)

Domino's Pizza                       1,502               25,640
McDonald's                             443               14,654
                                                     ------------
Total                                                    40,294
-----------------------------------------------------------------

Retail -- drugstores (0.3%)

CVS                                    703               35,030
-----------------------------------------------------------------

Retail -- general (2.1%)

Family Dollar Stores                     9                  296
Gap                                    800               17,064
Home Depot                           1,344               53,787
Sonic Automotive                     1,533               34,017
Target                               1,427               72,521
Wal-Mart Stores                      1,215               62,706
                                                     ------------
Total                                                   240,391
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Telecom equipment & services (2.3%)

Motorola                             4,905              $76,812
Nokia ADR                            6,818(c)           110,043
Vodafone Group ADR                   2,813(c)            73,954
                                                     ------------
Total                                                   260,809
-----------------------------------------------------------------

Utilities -- electric (3.8%)

Dominion Resources                   1,326               95,512
Entergy                              1,061               73,336
Exelon                               2,180               98,884
FPL Group                              399               31,661
PPL                                    665               36,269
Southern                             2,130               68,416
Xcel Energy                          1,065               18,872
                                                     ------------
Total                                                   422,950
-----------------------------------------------------------------

Utilities -- natural gas (0.4%)

ONEOK                                1,378               40,375
-----------------------------------------------------------------

Utilities -- telephone (4.0%)

BellSouth                            3,678               94,892
Citizens Communications                810               10,805
KT ADR                               1,347(c)            31,264
SBC Communications                   4,498              108,177
Sprint                               3,359               79,541
Verizon Communications               3,440              123,737
                                                     ------------
Total                                                   448,416
-----------------------------------------------------------------

Total common stocks
(Cost: $10,017,771)                                 $10,844,896
-----------------------------------------------------------------

Total investments in securities
(Cost: $10,017,771)(d)                              $10,844,896
=================================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 7.1% of net assets.

(d) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $10,018,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                     $1,004,000
       Unrealized depreciation                                       (177,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                                 $  827,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
146   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Managed Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (63.8%)

Issuer                              Shares             Value(a)

Aerospace & defense (2.3%)

Boeing                             114,700           $6,305,059
Empresa Brasileira
  de Aeronautica ADR               326,700(c)        11,029,392
General Dynamics                    65,800            6,932,030
Goodrich                            99,100            3,669,673
Lockheed Martin                    133,940            7,931,927
Northrop Grumman                   267,500           14,150,750
United Technologies                114,600           11,446,248
                                                   --------------
Total                                                61,465,079
-----------------------------------------------------------------

Automotive & related (0.2%)

General Motors                     167,300            5,967,591
-----------------------------------------------------------------

Banks and savings & loans (6.2%)

Bank of America                  1,233,902           57,561,527
Bank of New York                   355,600           10,756,900
Commerce Bancorp                    42,100(o)         2,579,888
PNC Financial
  Services Group                   149,300            7,859,152
Regions Financial                  128,200            4,135,732
Sovereign Bancorp                  257,600            5,909,344
State Street                       189,600            8,313,960
US Bancorp                         531,000           15,797,250
Wachovia                           316,669           16,786,624
Washington Mutual                  244,700           10,267,612
Wells Fargo & Co                   393,600           23,371,968
                                                   --------------
Total                                               163,339,957
-----------------------------------------------------------------

Beverages & tobacco (2.1%)

Altria Group                       496,400           32,588,660
Coca-Cola Enterprises              209,700            4,477,095
PepsiCo                            327,100           17,617,606
                                                   --------------
Total                                                54,683,361
-----------------------------------------------------------------

Broker dealers (3.7%)

Franklin Resources                  87,500            6,141,625
JPMorgan Chase & Co              1,080,940           39,508,357
Legg Mason                          32,900            2,653,056
Merrill Lynch & Co                 407,200           23,853,776
Morgan Stanley                     461,800           26,077,846
                                                   --------------
Total                                                98,234,660
-----------------------------------------------------------------

Building materials & construction (0.5%)

American Standard
  Companies                        130,300            5,967,740
Masco                              200,600            6,764,232
                                                   --------------
Total                                                12,731,972
-----------------------------------------------------------------

Cable (1.6%)

Comcast Cl A                       249,831(b)         8,131,999
Comcast Special Cl A               347,900(b)        11,084,094
EchoStar
 Communications Cl A               207,900            6,185,025
NTL                                245,964(b)        15,960,604
                                                   --------------
Total                                                41,361,722
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Cellular telecommunications (0.5%)

China Unicom                     2,330,000(c)        $2,076,409
Nextel
 Communications Cl A               388,350(b)        11,429,141
                                                   --------------
Total                                                13,505,550
-----------------------------------------------------------------

Chemicals (1.9%)

Dow Chemical                       511,300           28,198,195
Eastman Chemical                   104,000            6,004,960
Lyondell Chemical                  390,350           13,213,348
RPM Intl                            90,500            1,695,065
                                                   --------------
Total                                                49,111,568
-----------------------------------------------------------------

Computer hardware (1.3%)

Cisco Systems                      267,100(b)         4,652,882
Dell                               243,600(b)         9,765,924
EMC                                269,900(b)         3,416,934
Hewlett-Packard                    749,400           15,587,520
                                                   --------------
Total                                                33,423,260
-----------------------------------------------------------------
Computer software & services (1.5%)

Affiliated Computer
 Services Cl A                     228,300(b)        11,803,110
Cadence Design Systems             392,700(b)         5,411,406
Intl Business Machines             148,900           13,785,162
Microsoft                          299,000            7,528,820
VERITAS Software                    93,900(b)         2,274,258
                                                   --------------
Total                                                40,802,756
-----------------------------------------------------------------

Electronics (0.8%)

Broadcom Cl A                       60,700(b)         1,957,575
Credence Systems                   186,900(b)         1,639,113
Cypress Semiconductor              336,700(b)         4,740,736
Freescale
 Semiconductor Cl B                 38,694(b)           742,151
Intel                              312,100            7,484,158
Texas Instruments                  152,200            4,028,734
                                                   --------------
Total                                                20,592,467
-----------------------------------------------------------------

Energy (7.3%)

Anadarko Petroleum                 241,700           18,577,062
BP ADR                             234,200(c)        15,204,264
ChevronTexaco                      567,400           35,224,192
ConocoPhillips                     401,810           44,556,711
Devon Energy                       216,500           10,130,035
Exxon Mobil                        930,300           58,897,292
Newfield Exploration                86,100(b)         6,392,925
Royal Dutch Petroleum               72,100(c)         4,548,789
                                                   --------------
Total                                               193,531,270
-----------------------------------------------------------------

Energy equipment & services (1.4%)

Cooper Cameron                     169,400(b)         9,772,686
Schlumberger                        56,600            4,270,470
Transocean                         178,500(b)         8,653,680
Weatherford Intl                   220,300(b)        13,132,083
                                                   --------------
Total                                                35,828,919
-----------------------------------------------------------------

Common stocks (continued)
Issuer                              Shares             Value(a)

Finance companies (2.5%)

Citigroup                        1,375,100(n)       $65,619,772
-----------------------------------------------------------------

Financial services (3.1%)

Capital One Financial              160,300           12,291,804
Countrywide Financial              358,598           12,461,281
Fannie Mae                         336,400           19,665,944
Freddie Mac                        361,400           22,406,800
Investors Financial Services       198,250            9,936,290
MBNA                               208,500            5,289,645
                                                   --------------
Total                                                82,051,764
-----------------------------------------------------------------

Food (1.1%)

General Mills                      167,450            8,769,357
Hain Celestial Group                88,600(b)         1,654,162
HJ Heinz                           188,500            7,095,140
Kellogg                            157,900            6,947,600
Sara Lee                           255,500            5,723,200
                                                   --------------
Total                                                30,189,459
-----------------------------------------------------------------

Furniture & appliances (0.1%)

Leggett & Platt                     70,700            1,956,269
-----------------------------------------------------------------

Health care products (2.7%)

Baxter Intl                        150,700            5,373,962
Biogen Idec                         56,850(b)         2,197,253
Bristol-Myers Squibb               192,100            4,808,263
GlaxoSmithKline ADR                 91,600(c)         4,416,952
Guidant                             30,600            2,245,734
Johnson & Johnson                  132,000            8,659,200
Medco Health Solutions             119,640(b)         5,314,409
Merck & Co                         256,900            8,143,730
Novartis ADR                       120,800(c,o)       6,036,376
Pfizer                             622,575           16,367,496
Schering-Plough                    229,800            4,354,710
Wyeth                               95,700            3,906,474
                                                   --------------
Total                                                71,824,559
-----------------------------------------------------------------

Health care services (1.1%)

Cardinal Health                     61,400            3,594,970
HCA                                336,700           15,895,607
Hospira                            134,500(b)         3,981,200
Tenet Healthcare                   609,200(b)         6,646,372
                                                   --------------
Total                                                30,118,149
-----------------------------------------------------------------

Household products (1.6%)

Avon Products                       67,100            2,869,867
Colgate-Palmolive                  220,700           11,679,444
Gillette                           161,100            8,095,275
Kimberly-Clark                      26,300            1,735,274
Procter & Gamble                   212,800           11,297,552
Rayovac                            137,600(b)         5,916,800
                                                   --------------
Total                                                41,594,212
-----------------------------------------------------------------

Industrial transportation (0.1%)

Burlington Northern Santa Fe        55,300            2,779,931
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
147   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer                              Shares             Value(a)

Insurance (4.0%)

ACE                                414,100(c)       $18,410,885
Allstate                           203,400           10,918,512
American Intl Group                460,800           30,781,439
Assurant                            70,000            2,408,000
Chubb                              192,750           15,248,453
CIGNA                               55,850            5,071,180
Endurance Specialty
  Holdings                         165,050(c)         5,900,538
First American                     140,200            5,124,310
Hartford Financial
  Services Group                    59,700            4,295,415
Montpelier Re Holdings              40,000(c)         1,620,000
Prudential Financial               129,300            7,370,100
                                                   --------------
Total                                               107,148,832
-----------------------------------------------------------------

Leisure time & entertainment (1.3%)

Cendant                            577,200           12,767,664
Mattel                             171,000            3,577,320
Multimedia Games                    33,900(b)           338,661
Viacom Cl B                        502,809           17,548,034
                                                   --------------
Total                                                34,231,679
-----------------------------------------------------------------

Machinery (0.4%)

Caterpillar                         52,600            4,999,630
Illinois Tool Works                 34,900            3,132,275
Ingersoll-Rand Cl A                 39,500(c)         3,327,875
                                                   --------------
Total                                                11,459,780
-----------------------------------------------------------------

Media (2.5%)

EW Scripps Cl A                     93,000            4,292,880
Liberty Media Cl A               1,598,300(b)        16,206,762
Liberty Media Intl Cl A            117,947(b)         5,098,849
Reader's Digest Assn               112,275            1,942,358
Time Warner                        497,400(b)         8,570,202
Tribune                            193,300            7,873,109
Walt Disney                        846,700           23,656,797
                                                   --------------
Total                                                67,640,957
-----------------------------------------------------------------

Metals (0.3%)

Alcan                              105,000(c)         4,196,850
Alcoa                              135,300            4,345,836
Novelis                             20,960(b,c)         492,979
                                                   --------------
Total                                                 9,035,665
-----------------------------------------------------------------

Multi-industry (1.2%)

General Electric                   348,600           12,270,720
ITT Inds                            29,100            2,559,345
Manpower                            34,700            1,516,390
Tyco Intl                          439,600(c)        14,717,808
                                                   --------------
Total                                                31,064,263
-----------------------------------------------------------------

Paper & packaging (1.3%)

Avery Dennison                      67,100            4,072,970
Bowater                            167,800            6,515,674
Intl Paper                         248,900            9,296,415
Temple-Inland                      126,600           10,153,320
Weyerhaeuser                        80,800            5,407,944
                                                   --------------
Total                                                35,446,323
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Real estate investment trust (0.6%)

Apartment Investment
 & Management Cl A                 105,600           $4,040,256
Equity Office Properties Trust     331,100            9,989,287
HomeBanc                            90,000              870,300
                                                   --------------
Total                                                14,899,843
-----------------------------------------------------------------

Restaurants (0.2%)

Domino's Pizza                     232,200            3,963,654
McDonald's                          71,700            2,371,836
                                                   --------------
Total                                                 6,335,490
-----------------------------------------------------------------

Retail -- drugstores (0.2%)

CVS                                107,800            5,371,674
-----------------------------------------------------------------

Retail -- general (1.4%)

Gap                                122,500            2,612,925
Home Depot                         210,800            8,436,216
Sonic Automotive                   238,300            5,287,877
Target                             219,900           11,175,318
Wal-Mart Stores                    188,700            9,738,807
                                                   --------------
Total                                                37,251,143
-----------------------------------------------------------------

Telecom equipment & services (1.5%)

Motorola                           774,500           12,128,670
Nokia ADR                        1,070,900(c)        17,284,326
Vodafone Group ADR                 438,600(c)        11,530,794
                                                   --------------
Total                                                40,943,790
-----------------------------------------------------------------

Utilities -- electric (2.5%)

Dominion Resources                 206,800           14,895,804
Entergy                            164,400           11,363,328
Exelon                             338,300           15,345,288
FPL Group                           62,500            4,959,375
PPL                                104,300            5,688,522
Southern                           330,100           10,602,812
Xcel Energy                        163,800            2,902,536
                                                   --------------
Total                                                65,757,665
-----------------------------------------------------------------

Utilities -- natural gas (0.2%)

ONEOK                              215,800            6,322,940
-----------------------------------------------------------------

Utilities -- telephone (2.7%)

BellSouth                          578,500           14,925,300
Citizens Communications            129,600            1,728,864
KT ADR                             210,350(c)         4,882,224
SBC Communications                 705,100           16,957,655
Sprint                             526,800           12,474,624
Verizon Communications             540,000           19,423,800
                                                   --------------
Total                                                70,392,467
-----------------------------------------------------------------

Total common stocks
(Cost: $1,411,373,967)                           $1,694,016,758
-----------------------------------------------------------------

Preferred stocks & other (--%)

Issuer                              Shares             Value(a)

Mexico Value Recovery Series C
   Rights                        2,000,000(b,c)         $28,000

Mexico Value Recovery Series D
   Rights                        2,000,000(b,c)          51,600

Mexico Value Recovery Series E
   Rights                        2,000,000(b,c)          44,600

Paxson Communications
   13.25% Pay-in kind                   --(e)             1,382
Pegasus Satellite
   12.75% Cm, Pay-in-kind
  Series B                               2(b,e,l)            16

Xerox
   6.25% Cv                          5,390              736,544
-----------------------------------------------------------------

Total preferred stocks & other
(Cost: $540,971)                                       $862,142
-----------------------------------------------------------------

Bonds (34.8%)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Foreign government (0.3%)

Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07       6.00%          2,060,000(c)     $2,897,067

Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14       7.38           1,165,000(c)      1,304,218

United Kingdom Treasury
  (British Pound)
   12-07-06       7.50           1,420,000(c)      2,855,333

United Mexican States
  (U.S. Dollar)
   09-27-34       6.75           2,089,000(c)      2,127,647
                                                --------------
Total                                              9,184,265
--------------------------------------------------------------

U.S. government obligations  & agencies (9.1%)

Federal Home Loan Bank
   05-22-06       2.88           7,120,000         7,065,333
   08-11-06       3.25          19,400,000        19,297,956
   12-17-07       3.25           1,240,000         1,216,514

Federal Home Loan Mtge Corp
   07-15-06       5.50           8,000,000         8,207,608
   04-15-08       5.75          17,435,000        18,328,997
   03-18-09       3.76           2,790,000         2,746,451
   07-15-09       4.25             800,000           801,971
   01-15-12       5.75          20,350,000        21,851,890
   11-15-13       4.88           2,625,000         2,676,161

Federal Natl Mtge Assn
   05-15-08       6.00          13,985,000        14,803,990
   05-15-11       6.00              30,000            32,528

U.S. Treasury
   05-31-05       1.25           4,950,000         4,932,230
   08-31-05       2.00          18,874,000        18,784,783
   11-15-05       5.75           3,800,000         3,869,171
   11-30-06       2.88           4,560,000         4,509,234
   02-15-07       2.25           5,000,000         4,875,585
   11-15-07       3.00           3,605,000         3,539,800
   11-15-14       4.25           7,445,000(o)      7,374,332
   02-15-15       4.00          12,130,000        11,781,263

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
148   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer            Coupon         Principal          Value(a)
                   rate            amount

U.S. government obligations  & agencies (cont.)

U.S. Treasury (cont.)
   08-15-23       6.25%        $32,588,000(n)    $38,402,937
   02-15-26       6.00          36,705,000        42,498,957
   02-15-31       5.38           1,005,000         1,105,029
                                                --------------
Total                                            238,702,720
--------------------------------------------------------------

Commercial mortgage-backed(f)/
Asset-backed securities (3.9%)

AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
   02-12-09       3.55           1,500,000(g)      1,496,769
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09       3.00           1,500,000(g)      1,480,313
  Series 2004-DF Cl A3 (FSA)
   07-06-09       2.98           1,200,000(g)      1,164,000

ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10       4.29           2,200,000(d,g)    2,176,195

Banc of America Commercial Mtge
  Series 2004-5 Cl A4
   11-10-41       4.94           1,300,000         1,298,635

Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40       4.00           3,291,891         3,210,943
  Series 2004-PWR6 Cl A6
   11-11-41       4.83           1,750,000         1,730,523
  Series 2004-T16 Cl A3
   02-13-46       4.03             960,000           944,749

California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14       4.46           1,055,317(d)      1,059,796

Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10       3.10           2,450,000         2,378,905

Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14       2.81           1,660,000(d,m)    1,658,058
  Series 2004-LB3A Cl A2
   07-10-37       4.71           2,300,000         2,318,768
  Series 2004-LB3A Cl A3
   07-10-37       5.09           3,300,000         3,376,288
  Series 2004-LB3A Cl A5
   07-10-37       5.28           2,050,000(m)      2,121,458

CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37       3.52           1,550,000         1,509,971

Ford Credit Auto Owner Trust
  Series 2005-A Cl A3
   11-15-08       3.48           5,000,000         4,970,849

GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40       4.12           2,050,000         2,011,542

GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41       4.55           1,700,000         1,685,492
  Series 2004-C3 Cl A5
   12-10-41       4.86           1,900,000         1,880,639

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)

Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A1
   08-10-42       3.92%         $1,250,000        $1,243,900
  Series 2005-GG3 Cl A4
   08-10-42       4.80           2,100,000         2,075,409

Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08       3.53           1,200,000         1,194,811

JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
   07-12-37       5.26           1,400,000         1,440,018
  Series 2004-CBX Cl A3
   01-12-37       4.18           1,000,000           988,049
  Series 2004-CBX Cl A5
   01-12-37       4.65           1,500,000         1,490,700
  Series 2004-CBX Cl A6
   01-12-37       4.90           1,900,000         1,896,624

LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26       5.39           2,500,000         2,602,326
  Series 2002-C4 Cl A5
   09-15-31       4.85           1,000,000         1,008,784
  Series 2002-C8 Cl A3
   11-15-27       4.83           1,625,000         1,632,394
  Series 2003-C3 Cl A2
   05-15-27       3.09           3,700,000         3,571,926
  Series 2003-C8 Cl A2
   11-15-27       4.21           2,415,000         2,396,574
  Series 2004-C2 Cl A2
   03-15-29       3.25           2,680,000         2,563,474
  Series 2004-C2 Cl A3
   03-15-29       3.97           1,250,000         1,192,750
  Series 2004-C4 Cl A3
   06-15-29       4.99           1,150,000(m)      1,183,173
  Series 2004-C6 Cl A4
   08-15-29       4.58             450,000           449,008
  Series 2004-C7 Cl A2
   10-15-29       3.99           1,600,000         1,564,144
  Series 2004-C8 Cl A2
   12-15-29       4.20           2,000,000         1,974,160
  Series 2004-C8 Cl A6
   12-15-29       4.80           2,500,000         2,484,779
  Series 2005-C1 Cl A4
   02-15-30       4.74           1,900,000         1,871,367

Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09       3.40           1,450,000(g)      1,419,913

Metris Master Trust
  Series 2001-2 Cl C
   11-20-09       4.50             675,000(d,m)      670,280
  Series 2004-2 Cl D
   10-20-10       5.85             450,000(d,m)      452,835
  Series 2004-2 Cl M
   10-20-10       2.99             800,000(m)        800,496

Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09       2.94           1,300,000         1,279,930

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)

Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40       3.27%         $3,084,055        $2,930,929
  Series 2004-HQ4 Cl A5
   04-14-40       4.59           1,250,000         1,237,125
  Series 2004-IQ8 Cl A2
   06-15-40       3.96           2,420,000         2,398,280
  Series 2005-T17 Cl A5
   12-13-41       4.78           1,900,000         1,875,585

Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07       2.90           1,000,000           988,442

Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08       2.61             610,000           601,143
  Series 2005-A Cl A3
   10-15-08       3.54           1,900,000         1,884,705

Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29       5.86             956,043(g)        957,898

Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41       4.38           1,500,000         1,493,364
  Series 2005-C16 Cl A3
   10-15-41       4.62           2,000,000         1,986,622
  Series 2005-C16 Cl A4
   10-15-41       4.85           2,500,000         2,479,000

WFS Financial Owner Trust
  Series 2002-2 Cl A4 (FSA)
   02-20-10       4.50           1,300,000(g)      1,310,701
  Series 2004-3 Cl A3
   03-17-09       3.30           1,350,000         1,336,894

World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09       3.54           2,750,000         2,732,263
                                                --------------
Total                                            102,134,668
--------------------------------------------------------------

Mortgage-backed securities (14.5%)(f,q)

Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35       5.29           2,162,007(i)      2,191,750

Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34       6.00           2,207,428         2,254,998

Bank of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34       4.05           1,018,455(i)      1,003,402
  Series 2004-F Cl B1
   07-25-34       4.15           1,839,382(i)      1,820,124

Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18       4.75           1,674,902         1,662,083
  Series 2004-28CB Cl 6A1
   01-25-35       6.00           5,218,585         5,348,821

Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34       4.66             974,214(i)        960,546

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
149   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34       4.44%         $1,168,956(i)     $1,153,295

Federal Home Loan Mtge Corp
   05-01-13       4.50           1,735,166         1,722,898
   07-01-15       7.50             159,315           168,271
   02-01-17       6.50             531,695           558,657
   04-01-17       6.00           5,218,669         5,424,909
   05-01-18       5.50           2,223,559         2,281,507
   06-01-18       5.50             521,837           537,498
   08-01-18       5.00           7,584,109         7,659,501
   10-01-18       5.00           6,673,485         6,736,055
   01-01-19       5.50             808,124           829,184
   03-01-20       5.50           8,650,000(j)      8,879,765
   04-01-22       6.50           6,573,341         6,894,671
   10-01-22       6.50             772,867           810,644
   11-01-22       8.00              30,151            32,778
   10-01-23       5.50           8,335,792         8,453,608
   12-01-23       6.00           4,009,685         4,135,365
   08-01-24       8.00              88,651            96,030
   12-01-30       5.50           3,679,069         3,725,082
   04-01-32       6.00           2,074,138         2,130,446
   04-01-32       7.00             876,608           923,922
   05-01-32       6.50           5,500,754         5,749,594
   07-01-32       6.50             258,361           269,163
   03-01-33       6.50             646,489           674,373
   04-01-33       6.00           3,026,052         3,136,408
   12-01-33       5.00           2,672,259         2,644,097
   11-01-34       6.50           1,382,903         1,442,496
 Collateralized Mtge Obligation
   04-15-15       4.50           4,875,000         4,903,184
   02-15-27       5.00           2,700,000         2,725,443
   10-15-27       5.00           7,250,000         7,313,986
   06-15-28       5.00           4,500,000         4,540,878
   11-15-28       4.50           1,945,153         1,953,624
   01-15-33       5.00             440,686           440,014
   02-15-33       5.50           2,374,910         2,456,239
   07-25-43       7.00           1,717,166         1,814,292
 Interest Only
   02-15-14       7.40             958,235(k)         67,958
   10-15-22      14.56           3,842,640(k)        303,568

Federal Natl Mtge Assn
   06-01-10       6.50             840,659           875,292
   11-01-10       4.47             586,259           581,706
   08-01-11       8.50             519,468           548,043
   08-25-12       4.72             320,000           318,874
   11-01-12       4.84           1,166,357         1,160,921
   01-01-13       4.92           2,895,227         2,929,520
   02-01-13       4.87           1,744,203         1,759,620
   10-01-13       5.11           4,033,297         4,126,737
   11-01-13       5.39           3,457,685         3,596,442
   03-01-14       4.60           1,976,533         1,931,231
   04-01-14       5.50           6,621,408         6,801,712
   08-01-15       5.50             215,642           221,623
   11-01-16       6.00             259,957           270,792
   01-01-17       5.57           2,196,126         2,310,908
   03-01-17       6.50           1,228,814         1,292,241
   04-01-17       5.50             986,629         1,011,590

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Federal Natl Mtge Assn (cont.)
   06-01-17       6.00%           $291,013          $303,142
   06-01-17       6.50             289,495           304,425
   08-01-17       6.50           1,464,106         1,539,618
   02-01-18       6.00             568,624           592,325
   04-01-18       4.50           1,367,838         1,353,812
   05-01-18       6.00           4,436,037         4,620,236
   06-01-18       4.50           3,172,845         3,140,309
   06-01-18       5.00           2,376,483         2,399,489
   08-01-18       4.50           3,524,634         3,487,598
   09-01-18       5.50           5,312,500         5,463,718
   10-01-18       4.50             987,861           977,732
   11-01-18       7.00             423,617           447,319
   12-01-18       6.00             950,058           993,956
   02-01-19       5.00           5,276,213         5,319,357
   03-01-20       5.50           1,000,000(j)      1,024,062
   04-01-22       8.00             156,121           169,456
   08-01-22       7.00             479,374           507,718
   01-01-23       6.50             478,940           502,232
   02-01-23       7.00             772,338           818,005
   04-01-23       8.50             352,216           380,975
   07-01-23       5.00           2,125,527         2,117,348
   07-01-23       5.50           3,071,327         3,116,797
   08-01-23       5.50           3,363,044         3,412,923
   09-01-23       5.50           3,542,398         3,594,842
   12-01-23       5.50           2,428,098         2,464,045
   05-01-24       6.00           1,258,585         1,298,885
   06-01-24       9.00             215,172           237,534
   02-01-25       8.50             114,473           126,161
   05-01-25       8.50             166,461           183,458
   08-01-25       7.50              31,325            33,635
   11-01-25       7.50             345,922           371,435
   03-01-26       7.00             502,055           531,305
   07-01-28       5.50           1,280,365         1,295,314
   11-01-28       5.00             781,550           771,522
   11-01-28       5.50             464,796           470,222
   12-01-28       5.50           2,613,450         2,643,963
   12-01-28       6.00             343,364           354,532
   02-01-29       7.00             769,638           814,477
   03-01-29       6.50              95,690            99,842
   04-01-29       5.00           2,826,495         2,791,870
   07-01-29       7.00           1,393,881         1,471,091
   08-01-29       7.00             449,857           474,775
   05-01-32       7.00             261,428           275,685
   05-01-32       7.50             299,257           320,410
   08-01-32       6.50             473,801           495,861
   08-01-32       7.00             443,052           467,459
   09-01-32       6.50             706,456           736,164
   10-01-32       5.50             565,496           571,277
   10-01-32       7.00             762,480           804,063
   11-01-32       5.00             580,167           573,678
   11-01-32       7.50             691,474           739,479
   12-01-32       7.00           2,033,514         2,144,413
   01-01-33       5.80           1,318,949         1,426,114
   02-01-33       5.00           3,858,503         3,808,998
   02-01-33       5.50           1,898,642         1,917,051
   03-01-33       5.50           8,621,349         8,743,946
   03-01-33       6.00           4,411,109         4,562,768

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Federal Natl Mtge Assn (cont.)
   04-01-33       5.50%         $4,740,343        $4,804,249
   04-01-33       6.00           9,523,776         9,815,523
   05-01-33       5.50           5,114,564         5,175,679
   05-01-33       6.00           2,671,502         2,746,839
   07-01-33       5.00           4,543,733         4,489,935
   07-01-33       5.50           2,949,683         2,978,282
   01-01-34       5.00           1,119,067         1,105,358
   01-01-34       6.00           2,067,701         2,122,904
   03-01-34       5.00          14,222,903        14,054,503
   04-01-34       5.00             523,365           516,211
   05-01-34       6.50           5,386,907         5,618,536
   08-01-34       4.53           6,234,615(i)      6,238,730
   09-01-34       4.84           3,145,272(i)      3,178,359
   10-01-34       5.03           2,590,712         2,636,589
   03-01-35       5.50           4,700,000(j)      4,738,188
   03-01-35       6.50           1,250,000(j)      1,301,563
   03-01-35       7.00           3,000,000(j)      3,163,125
 Collateralized Mtge Obligation
   07-25-26       5.50           7,000,000         7,132,955
   12-25-26       8.00           1,320,297         1,403,108
   06-25-44       7.50           1,730,381         1,860,571
 Interest Only
   12-25-12      13.29             890,614(k)         54,919
   12-25-31       1.19           2,517,835(k)        467,446

First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34       5.45           2,222,482         2,255,442
  Series 2005-AA2 Cl 2A 1
   04-25-35       5.46           2,375,000(i)      2,409,233

Govt Natl Mtge Assn
   12-15-08       7.00           1,340,364         1,398,973
   07-15-33       5.00           2,879,971         2,871,680
   10-15-33       5.00           4,715,338         4,701,481
   10-15-33       5.50           2,529,567         2,574,671
 Collateralized Mtge Obligation
 Interest Only
   01-20-32       0.00             314,118(k)         37,781

Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34       4.39           1,455,815(i)      1,425,144

Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34       4.41           1,461,712(i)      1,438,237

Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34       6.00           2,976,908         3,049,306
  Series 2004-7 Cl 8A1
   08-25-19       5.00           5,067,552         5,085,593
  Series 2004-8 Cl 7A1
   09-25-19       5.00           2,488,718         2,496,109
  Series 2005-1 Cl 2A1
   02-25-35       6.00           5,832,611         5,971,814

Structured Adjustable Rate Mtge Loan
  Series 2004-3AC
   03-25-34       4.93           1,841,877(i)      1,836,572
  Series 2004-5 Cl B1
   05-25-34       4.62           1,322,321(i)      1,292,582

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
150   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33       5.50%         $5,715,611        $5,726,353

Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19       4.50             239,762           234,341
  Series 2004-CB4 Cl 22A
   12-25-19       6.00           2,635,290         2,721,596

Wells Fargo Mortgage Backed Securities Trust
  Series 2005-AR1 Cl 1A1
   02-25-35       4.57          10,650,077(i)     10,584,919
                                                --------------
Total                                            382,892,604
--------------------------------------------------------------

Aerospace & defense (--%)

L-3 Communications
   06-15-12       7.63             495,000           539,550
   07-15-13       6.13             125,000           129,063

Moog
  Sr Sub Nts
   01-15-15       6.25              50,000            51,250
                                                --------------
Total                                                719,863
--------------------------------------------------------------

Automotive & related (0.1%)

Ford Motor
   02-01-29       6.38           2,470,000         2,167,936
--------------------------------------------------------------

Banks and savings & loans (1.1%)

Bank United
   03-15-09       8.00           3,500,000         3,939,572

Banknorth Group
  Sr Nts
   05-01-08       3.75           3,385,000         3,328,944

KFW Intl Finance
  (U.S. Dollar)
   10-17-05       2.50           6,250,000(c)      6,216,850

Washington Mutual Bank FA
   Sub Nts
   08-15-14       5.65           2,005,000         2,096,508

Wells Fargo & Co
   Sub Nts
   02-09-15       4.75           2,750,000         2,703,591

Wells Fargo Bank NA
   Sub Nts
   02-01-11       6.45           7,160,000         7,862,031
                                                --------------
Total                                             26,147,496
--------------------------------------------------------------

Beverages & tobacco (--%)

Cott Beverages
   12-15-11       8.00             310,000           332,863
--------------------------------------------------------------

Building materials & construction (--%)

Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11       9.00             205,000           220,375
--------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Cable (0.5%)

Comcast
   03-15-11       5.50%         $5,910,000        $6,145,690

Comcast Cable Communications
   11-15-08       6.20           5,030,000         5,334,773

CSC Holdings
  Sr Nts
   12-15-07       7.88             290,000           312,113
   04-15-12       6.75             180,000(d)        194,850

DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13       8.38             355,000           400,706

Echostar DBS
   10-01-14       6.63             145,000(d)        148,988
  Sr Nts
   10-01-08       5.75             230,000           233,450

Kabel Deutschland
  (U.S. Dollar)
   07-01-14      10.63             145,000(c,d)      166,750

Videotron Ltee
  (U.S. Dollar)
   01-15-14       6.88             290,000(c)        304,500
                                                --------------
Total                                             13,241,820
--------------------------------------------------------------

Cellular telecommunications (--%)
Nextel Communications
  Sr Nts
   10-31-13       6.88             690,000           745,200
--------------------------------------------------------------

Chemicals (0.1%)

Airgas
   10-01-11       9.13             225,000           248,063

BCP Crystal US Holdings
  Sr Sub Nts
   06-15-14       9.63              91,000(d)        105,105

Compass Minerals Group
   08-15-11      10.00             305,000           341,600

Georgia Gulf
  Sr Nts
   12-15-13       7.13             428,000           457,960

INVISTA
   05-01-12       9.25             170,000(d)        190,825

MacDermid
   07-15-11       9.13             175,000           194,250
                                                --------------
Total                                              1,537,803
--------------------------------------------------------------

Energy (0.1%)

Chesapeake Energy
  Sr Nts
   06-15-14       7.50              95,000           106,400
   08-15-14       7.00             295,000           323,025
   01-15-16       6.88              40,000            43,000

Encore Acquisition
  Sr Sub Nts
   04-15-14       6.25             485,000           488,638

Grant Prideco Escrow
   12-15-09       9.00             245,000           269,500

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Energy (cont.)

Newfield Exploration
  Sr Nts
   03-01-11       7.63%            $50,000           $56,750
  Sr Sub Nts
   08-15-12       8.38             880,000           981,199

Peabody Energy
  Series B
   03-15-13       6.88             325,000           351,813
                                                --------------
Total                                              2,620,325
--------------------------------------------------------------

Energy equipment & services (0.2%)
Halliburton
   10-15-10       5.50           5,340,000         5,561,108

Key Energy Services
  Series C
   03-01-08       8.38             210,000           218,663

Pride Intl
  Sr Nts
   07-15-14       7.38             140,000           155,750
                                                --------------
Total                                              5,935,521
--------------------------------------------------------------

Finance companies (0.7%)

Citigroup
   Sub Nts
   09-15-14       5.00           8,820,000         8,844,026

GMAC
   09-15-11       6.88          10,755,000        10,664,367
                                                --------------
Total                                             19,508,393
--------------------------------------------------------------

Financial services (0.6%)

ING Security Life Institutional Funding
   01-15-10       4.25           5,065,000(d)      5,008,556

Pricoa Global Funding I
   06-15-08       4.35           2,130,000(d)      2,137,583
   01-15-10       4.20           9,480,000(d)      9,359,698
                                                --------------
Total                                             16,505,837
--------------------------------------------------------------

Food (--%)

Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11      10.75             250,000(c)        281,250

Del Monte
  Sr Sub Nts
   02-15-15       6.75             115,000(d)        117,875
                                                --------------
Total                                                399,125
--------------------------------------------------------------

Health care services (0.2%)

Cardinal Health
   06-15-15       4.00           5,325,000         4,789,102

Community Health Systems
  Sr Sub Nts
   12-15-12       6.50             110,000(d)        110,688

HCA
  Sr Nts
   03-15-14       5.75             685,000           669,492

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
151   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Health care services (cont.)

NeighborCare
  Sr Sub Nts
   11-15-13       6.88%           $395,000          $416,725

Triad Hospitals
  Sr Nts
   05-15-12       7.00             300,000           317,625
                                                --------------
Total                                              6,303,632
--------------------------------------------------------------

Home building (--%)

DR Horton
   12-01-07       7.50             225,000           241,879
   01-15-09       5.00             410,000           412,623
   07-01-13       5.88             265,000           272,950

KB Home
   01-15-15       5.88             205,000           207,215

Meritage Homes
  Sr Nts
   03-15-15       6.25             130,000(d,j)      130,488
                                                --------------
Total                                              1,265,155
--------------------------------------------------------------

Industrial services (--%)

Allied Waste North America
   04-15-11       6.38             265,000           257,713
--------------------------------------------------------------

Insurance (0.5%)

ASIF Global Financing XIX
   01-17-13       4.90          13,155,000(d)     13,285,498
--------------------------------------------------------------

Leisure time & entertainment (--%)

Viacom
   05-15-11       6.63           1,015,000         1,113,388
--------------------------------------------------------------

Lodging & gaming (0.1%)

Boyd Gaming
  Sr Sub Nts
   12-15-12       7.75             120,000           129,750

Hilton Hotels
   12-01-12       7.63             495,000           572,487

MGM MIRAGE
   10-01-09       6.00             265,000           271,625
  Sr Nts
   02-27-14       5.88             115,000           115,000
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13       6.13             165,000(d)        168,300
  Sr Sub Nts
   04-01-12       8.00             310,000           336,738

Station Casinos
  Sr Nts
   04-01-12       6.00             345,000           357,506
                                                --------------
Total                                              1,951,406
--------------------------------------------------------------

Machinery (--%)

Joy Global
  Series B
   03-15-12       8.75             150,000           168,000
--------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Media (0.3%)

Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12       8.75%           $140,000(c)       $154,000

Dex Media East LLC/Finance
   11-15-09       9.88              75,000            84,000

Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10       8.50             115,000           125,925

Emmis Operating
  Sr Sub Nts
   05-15-12       6.88             225,000           230,063

Gray Television
   12-15-11       9.25             325,000           360,750

Lamar Media
   01-01-13       7.25             530,000           567,100

News America
   12-15-34       6.20           3,350,000(d)      3,455,209

Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11      11.13              95,000(c)        107,350

Radio One
  Series B
   07-01-11       8.88             350,000           381,500
  Sr Sub Nts
   02-15-13       6.38              85,000(d)         86,700

Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11       7.25             575,000(c)        626,750

Sun Media
  (U.S. Dollar)
   02-15-13       7.63             475,000(c)        513,000

Susquehanna Media
  Sr Sub Nts
   04-15-13       7.38             300,000           319,500

United Artists Theatre
   07-01-15       9.30           1,623,538         1,656,009
                                                --------------
Total                                              8,667,856
--------------------------------------------------------------

Metals (--%)

Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14       6.38             235,000(c)        237,350
--------------------------------------------------------------

Multi-industry (--%)

Tyco Intl Group
  (U.S. Dollar)
   02-15-11       6.75             810,000(c)        895,015
--------------------------------------------------------------

Paper & packaging (0.4%)

Ball
   12-15-12       6.88             365,000           388,725

Boise Cascade LLC
  Sr Sub Nts
   10-15-14       7.13             250,000(d)        264,375

Cascades
  (U.S. Dollar) Sr Nts
   02-15-13       7.25             175,000(c)        186,375

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Paper & packaging (cont.)

Crown Paper
  Sr Sub Nts
   09-01-05      11.00%         $1,000,000(b,l,h)        $--

Domtar
  (U.S. Dollar)
   12-01-13       5.38           6,465,000(c)      6,261,210

Georgia-Pacific
   02-01-10       8.88             270,000           314,550
  Sr Nts
   07-15-08       7.38             450,000           488,250

Graphic Packaging Intl
  Sr Nts
   08-15-11       8.50             190,000           206,625

Norampac
  (U.S. Dollar) Sr Nts
   06-01-13       6.75             365,000(c)        383,250

Owens-Illinois Glass Container
   05-15-11       7.75             340,000           367,200

Silgan Holdings
  Sr Sub Nts
   11-15-13       6.75             310,000           320,850

Stone Container
  Sr Nts
   02-01-08       9.25             195,000           215,475
                                                --------------
Total                                              9,396,885
--------------------------------------------------------------

Retail -- general (--%)

Flooring America
  Series B
   10-15-07       9.25           1,849,000(b,l,h)         --

William Carter
  Series B
   08-15-11      10.88              95,000           105,925
--------------------------------------------------------------

Telecom equipment & services (0.6%)

Qwest
   03-15-12       9.13             250,000(d)        288,750

Sprint Capital
   11-15-28       6.88           6,595,000         7,277,174

TELUS
  (U.S. Dollar)
   06-01-11       8.00           6,722,500(c)      7,851,658
                                                --------------
Total                                             15,417,582
--------------------------------------------------------------

Textiles & apparel (0.1%)

Jones Apparel Group
   11-15-14       5.13           1,070,000(d)      1,053,477
   11-15-34       6.13           1,660,000(d)      1,651,962
                                                --------------
Total                                              2,705,439
--------------------------------------------------------------

Utilities -- electric (0.5%)

Indianapolis Power & Light
   1st Mtge
   07-01-13       6.30             740,000(d)        792,496

IPALCO Enterprises
   11-14-08       8.38             375,000           418,125
   11-14-11       8.63             595,000           699,125

Metropolitan Edison
   03-15-13       4.95           1,745,000         1,738,226

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
152   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Utilities -- electric (cont.)

NorthWestern Energy
   11-01-14       5.88%           $215,000(d)       $217,603

Ohio Edison
  Sr Nts
   05-01-15       5.45             425,000           430,626

Ohio Power
  Sr Nts Series H
   01-15-14       4.85           2,530,000         2,501,740

Potomac Edison
   1st Mtge
   11-15-14       5.35           1,035,000(d)      1,047,938

Progress Energy
   1st Mtge
   03-01-13       4.80             665,000           662,958

Texas Genco LLC/Financing
  Sr Nts
   12-15-14       6.88             130,000(d)        138,775

TXU
   11-15-34       6.55           2,130,000(d)      2,172,830

Westar Energy
   1st Mtge
   07-01-14       6.00           2,235,000         2,398,262
                                                --------------
Total                                             13,218,704
--------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Utilities -- natural gas (0.1%)

ANR Pipeline
   03-15-10       8.88%           $180,000          $199,575

El Paso Natural Gas
  Sr Nts Series A
   08-01-10       7.63             255,000           276,675

Northwest Pipeline
   03-01-10       8.13             580,000           637,275

Plains Exploration & Production
  Sr Nts
   06-15-14       7.13             235,000           259,675

Southern Natural Gas
   03-15-10       8.88             290,000           321,175

Southern Star Central
   08-01-10       8.50             155,000           170,888

Transcontinental Gas Pipe Line
  Series B
   08-15-11       7.00             470,000           519,350
                                                --------------
Total                                              2,384,613
--------------------------------------------------------------

Utilities -- telephone (0.8%)

Telecom Italia Capital
  (U.S. Dollar)
   09-30-34       6.00           4,610,000(c,d)    4,643,565

Verizon Pennsylvania
  Series A
   11-15-11       5.65          16,530,000        17,232,691
                                                --------------
Total                                             21,876,256
--------------------------------------------------------------

Total bonds
(Cost: $923,161,258)                            $922,247,231
--------------------------------------------------------------

Short-term securities (3.1%)(p)

Issuer          Effective         Amount           Value(a)
                  yield         payable at
                                 maturity

U.S. government agency (1.5%)

Federal Natl Mtge Assn Disc Nts
   03-02-05       2.38%         $9,400,000        $9,398,757
   03-09-05       2.26           9,700,000         9,694,513
   05-03-05       2.61          10,000,000         9,953,800
   05-04-05       2.61           8,600,000         8,559,640
   05-18-05       2.62          14,500,000        14,417,060
                                                --------------
Total                                             52,023,770
--------------------------------------------------------------

Commercial paper (1.1%)

CRC Funding LLC
   03-01-05       2.61          14,500,000        14,498,948

Old Line Funding
   03-23-05       2.54          10,000,000         9,983,773

Sigma Finance
   03-31-05       2.62           5,000,000         4,988,763
                                                --------------
Total                                             29,471,484
--------------------------------------------------------------

Total short-term securities
(Cost: $81,497,378)                              $81,495,254
--------------------------------------------------------------

Total investments in securities
(Cost: $2,416,573,574)(r)                     $2,698,621,385
==============================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Feb. 28, 2005, the value of foreign securities represented 6.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2005, the value of these securities amounted to $52,956,048 or 2.0% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

       FSA     --  Financial Security Assurance
       AMBAC   --  American Municipal Bond Association Corporation
       MBIA    --  MBIA Insurance Corporation

(h)    Negligible market value.

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(j) At Feb. 28, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $19,311,576.

--------------------------------------------------------------------------------
153   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Feb. 28, 2005.

(l) Identifies issues considered to be illiquid as to their marketability. Information concerning such security holdings at Feb. 28, 2005, is as follows:

       Security                                Acquisition             Cost
                                                  dates
       ------------------------------------------------------------------------
       Crown Paper
         11.00% Sr Sub Nts 2005                  03-03-00           $  580,109
       Flooring America
         9.25% Series B 2007              10-09-97 thru 12-17-02     2,058,360
       Pegasus Satellite
         12.75% Cm Pay-in-kind Series B   05-05-00 thru 07-10-04         1,558

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(n) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

       Type of security                                      Notional amount
       ------------------------------------------------------------------------
       Purchase contract

       U.S. Long Bond, June 2005, 20-year                      $20,000,000

       Sale contracts

       U.S. Treasury Note, March 2005, 5-year                   31,300,000
       U.S. Treasury Note, March 2005, 10-year                  47,300,000
       U.S. Treasury Note, June 2005, 10-year                   20,000,000

(o) At Feb. 28, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(p) Cash collateral received from security lending activity is invested in short-term securities and represents 0.6% of net assets. See Note 6 to the financial statements. 2.5% of net assets is the Fund's cash equivalent position.

(q) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Feb. 28, 2005:

       Security          Principal   Settlement     Proceeds        Value
                           amount       date       receivable
       -------------------------------------------------------------------------
       Federal Natl
        Mtge Assn
       03-01-20 4.50%   $ 3,100,000   03-17-05     $ 3,093,703    $ 3,058,342
       03-01-20 5.00        905,000   03-17-05         917,585        910,939
       03-01-35 6.00      7,000,000   03-14-05       7,190,313      7,179,375
       03-01-35 5.00     12,000,000   03-14-05      11,985,000     11,823,744

(r) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $2,416,573,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                   $323,338,000
       Unrealized depreciation                                    (41,290,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                               $282,048,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
154   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - New Dimensions Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (96.5%)

Issuer                              Shares             Value(a)

Aerospace & defense (3.1%)

Lockheed Martin                    498,200          $29,503,404
Northrop Grumman                   498,400           26,365,360
United Technologies                296,300           29,594,444
                                                  ---------------
Total                                                85,463,208
-----------------------------------------------------------------

Banks and savings & loans (1.5%)

Bank of America                    901,000           42,031,650
-----------------------------------------------------------------

Beverages & tobacco (2.0%)

PepsiCo                            998,100           53,757,666
-----------------------------------------------------------------

Broker dealers (0.6%)

Charles Schwab                   1,595,100           16,748,550
-----------------------------------------------------------------

Cable (1.2%)

Comcast Special Cl A               986,800(b)        31,439,448
-----------------------------------------------------------------

Chemicals (1.8%)
EI du Pont de
   Nemours & Co                    933,500           49,755,550
-----------------------------------------------------------------

Computer hardware (7.1%)

Apple Computer                   1,399,200(b)        62,768,112
Cisco Systems                    1,599,200(b)        27,858,064
Dell                             1,398,500(b)        56,065,865
EMC                              3,584,900(b)        45,384,834
                                                  ---------------
Total                                               192,076,875
-----------------------------------------------------------------

Computer software & services (8.5%)

Google Cl A                         39,300(b)         7,388,007
Intl Business Machines             499,000           46,197,420
Juniper Networks                 1,199,900(b)        25,845,846
Microsoft                        3,999,700          100,712,446
NCR                                599,600(b)        23,378,404
SAP ADR                            679,000(c)        27,533,450
                                                  ---------------
Total                                               231,055,573
-----------------------------------------------------------------

Electronics (3.8%)

Applied Materials                  797,600(b)        13,958,000
Intel                              797,120           19,114,938
Samsung Electronics                 79,000(c)        41,112,783
Texas Instruments                  797,700           21,115,119
Xerox                              598,200(b)         9,331,920
                                                  ---------------
Total                                               104,632,760
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Energy (8.3%)

Apache                             700,300          $44,034,864
ChevronTexaco                      600,400           37,272,832
ConocoPhillips                     358,600           39,765,154
Exxon Mobil                      1,639,796          103,815,485
                                                  ---------------
Total                                               224,888,335
-----------------------------------------------------------------

Energy equipment & services (3.3%)

Halliburton                        691,400           30,400,858
Schlumberger                       400,000           30,180,000
Transocean                         600,600(b)        29,117,088
                                                  ---------------
Total                                                89,697,946
-----------------------------------------------------------------

Finance companies (3.5%)

Citigroup                        1,976,233           94,305,839
-----------------------------------------------------------------

Financial services (1.6%)

Goldman Sachs Group                399,300           43,443,840
-----------------------------------------------------------------

Health care products (13.2%)

Abbott Laboratories                498,800           22,939,812
Amgen                              598,500(b)        36,873,585
Biogen Idec                        640,100(b)        24,739,865
Boston Scientific                  799,100(b)        26,098,606
Eli Lilly & Co                     197,100           11,037,600
Forest Laboratories                200,200(b)         8,548,540
Gilead Sciences                    797,000(b)        27,536,350
Johnson & Johnson                1,100,000           72,160,000
Medtronic                          394,700           20,571,764
Merck & Co                         199,300            6,317,810
Novartis ADR                       406,400(c,e)      20,307,808
Pfizer                           1,199,070           31,523,550
St. Jude Medical                   599,000(b)        23,420,900
Zimmer Holdings                    339,700(b)        29,180,230
                                                  ---------------
Total                                               361,256,420
-----------------------------------------------------------------

Health care services (3.3%)

UnitedHealth Group                 998,500           91,023,260
-----------------------------------------------------------------

Home building (0.7%)

Pulte Homes                        239,900           18,716,998
-----------------------------------------------------------------

Household products (1.9%)

Procter & Gamble                   997,700           52,967,893
-----------------------------------------------------------------

Industrial transportation (1.1%)

United Parcel Service Cl B         398,900           30,910,761
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Insurance (3.5%)

AFLAC                              220,000           $8,432,600
American Intl Group              1,181,400           78,917,520
UnumProvident                      395,100            6,685,092
                                                  ---------------
Total                                                94,035,212
-----------------------------------------------------------------

Leisure time & entertainment (1.3%)

Carnival                           649,500           35,319,810
-----------------------------------------------------------------

Machinery (0.5%)

Deere & Co                         199,900           14,214,889
-----------------------------------------------------------------

Media (3.9%)

Amazon.com                         199,650(b)         7,023,687
eBay                               718,800(b)        30,793,392
Time Warner                      2,963,400(b)        51,059,382
Yahoo!                             500,000(b)        16,135,000
                                                  ---------------
Total                                               105,011,461
-----------------------------------------------------------------

Multi-industry (7.0%)

3M                                 640,200           53,738,388
General Electric                 2,992,900          105,350,080
Tyco Intl                          899,100(c)        30,101,868
                                                  ---------------
Total                                               189,190,336
-----------------------------------------------------------------

Restaurants (1.9%)

McDonald's                         848,300           28,061,764
Starbucks                          474,800(b)        24,599,388
                                                  ---------------
Total                                                52,661,152
-----------------------------------------------------------------

Retail -- general (5.8%)

Home Depot                         664,650           26,599,293
Staples                            305,600            9,632,512
Target                           1,199,300           60,948,426
Wal-Mart Stores                  1,157,700           59,748,897
                                                  ---------------
Total                                               156,929,128
-----------------------------------------------------------------

Telecom equipment & services (2.9%)

Motorola                           789,500           12,363,570
QUALCOMM                         1,399,200(d)        50,525,112
Vodafone Group ADR                 589,900(c)        15,508,471
                                                  ---------------
Total                                                78,397,153
-----------------------------------------------------------------

Textiles & apparel (0.2%)

Luxottica Group ADR                199,500(c)         4,207,455
-----------------------------------------------------------------

Utilities -- electric (3.1%)

Dominion Resources               1,159,800           83,540,394
-----------------------------------------------------------------

Total common stocks
(Cost: $2,410,734,496)                           $2,627,679,562
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
155   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - New Dimensions Fund

Short-term securities (4.1%)(f)

Issuer          Effective         Amount           Value(a)
                  yield         payable at
                                 maturity

U.S. government agencies (1.8%)

Federal Home Loan Mtge Corp Disc Nt
   05-02-05       2.61%        $30,000,000       $29,863,590
--------------------------------------------------------------

Federal Natl Mtge Assn Disc Nt
   05-04-05       2.61          18,300,000        18,214,118
                                               ---------------
Total                                             48,077,708
--------------------------------------------------------------

Short-term securities (continued)

Issuer          Effective         Amount           Value(a)
                  yield         payable at
                                 maturity

Commercial paper (2.3%)

Chariot Funding LLC
   03-18-05       2.53%        $10,000,000        $9,987,350

CRC Funding LLC
   03-17-05       2.53           5,000,000         4,994,027
Fairway Finance
   03-10-05       2.55          10,000,000         9,992,917

General Electric Capital
   03-01-05       2.60           2,900,000         2,899,791

Jupiter Securitization
   03-21-05       2.53           2,800,000         2,795,868

K2 (USA) LLC
   03-01-05       2.52          20,000,000        19,998,599
   03-04-05       2.54           4,200,000         4,198,815
   03-29-05       2.57           4,400,000         4,390,926

Preferred Receivables Funding
   03-08-05       2.52           5,000,000         4,997,200
                                               ---------------
Total                                             64,255,493
--------------------------------------------------------------

Total short-term securities
(Cost: $112,339,933)                            $112,333,201
--------------------------------------------------------------

Total investments in securities
(Cost: $2,523,074,429)(g)                     $2,740,012,763
==============================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 5.1% of net assets.

(d) At Feb. 28, 2005, securities valued at $14,444,000 were held to cover open call options written as follows (see Note 8 to the financial statements):

       Issuer       Contracts        Exercise       Expiration      Value(a)
                                      price            date
       ------------------------------------------------------------------------
       QUALCOMM       4,000           $37.50        April 2005      $330,000

(e) At Feb. 28, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 0.8% of net assets. See Note 6 to the financial statements. 3.3% of net assets is the Fund's cash equivalent position.

(g) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $2,523,074,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                 $ 336,742,000
       Unrealized depreciation                                  (119,803,000)
       -----------------------------------------------------------------------
       Net unrealized appreciation                             $ 216,939,000
       -----------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
156   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Partners Select Value Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (85.2%)

Issuer                              Shares             Value(a)

Aerospace & defense (1.8%)

Curtiss-Wright Cl B                  1,000              $54,530
Honeywell Intl                       3,000              113,910
Kaman Cl A                           2,000               23,860
Sequa Cl A                           1,000(b)            57,960
Titan                                2,000(b)            33,200
                                                     ------------
Total                                                   283,460
-----------------------------------------------------------------

Automotive & related (2.7%)

AutoNation                           2,000(b)            39,060
Dana                                 5,000               72,100
GenCorp                              5,000               93,350
Genuine Parts                        3,000              129,840
Modine Mfg                           2,500               81,375
                                                     ------------
Total                                                   415,725
-----------------------------------------------------------------

Beverages & tobacco (3.5%)

Allied Domecq ADR                    3,000(c)           120,750
Brown-Forman Cl A                    3,000              159,600
Coca-Cola                            3,000              128,400
Diageo ADR                           2,000(c)           114,540
PepsiAmericas                        1,000               22,750
                                                     ------------
Total                                                   546,040
-----------------------------------------------------------------

Building materials & construction (0.6%)

Griffon                              3,000(b)            69,000
Southern Energy Homes                2,000(b)            11,200
Watts Water
  Technologies Cl A                    500               16,625
                                                     ------------
Total                                                    96,825
-----------------------------------------------------------------

Cable (4.9%)

Cablevision Systems Cl A            14,000(b)           434,840
Comcast Cl A                         2,000(b)            65,100
EchoStar Communications Cl A         9,000              267,750
                                                     ------------
Total                                                   767,690
-----------------------------------------------------------------

Cellular telecommunications (2.8%)

US Cellular                          8,700(b)           435,000
-----------------------------------------------------------------

Chemicals (2.1%)

Ferro                               15,000              293,550
Hercules                             2,000(b)            28,680
                                                     ------------
Total                                                   322,230
-----------------------------------------------------------------

Electronics (2.3%)

GrafTech Intl                        5,000(b)            46,200
Paxar                                1,000(b)            23,430
Texas Instruments                    3,000               79,410
Thomas & Betts                       6,500(b)           202,020
                                                     ------------
Total                                                   351,060
-----------------------------------------------------------------

Energy (5.3%)

ConocoPhillips                         500               55,445
Exxon Mobil                          1,000               63,310
Royal Dutch Petroleum                2,500(c)           157,725
Unocal                              10,000              541,000
                                                     ------------
Total                                                   817,480
-----------------------------------------------------------------

Common stocks (continued)

Issuer                               Shares            Value(a)

Engineering & construction (0.5%)

Palm Harbor Homes                    5,000(b)           $78,200
-----------------------------------------------------------------

Environmental services (1.7%)

Republic Services                    2,000               63,420
Waste Management                     7,000              204,680
                                                     ------------
Total                                                   268,100
-----------------------------------------------------------------

Food (5.7%)

Archer-Daniels-Midland               5,000              120,500
Cadbury Schweppes ADR                3,000(c)           119,010
Campbell Soup                        1,000               27,700
Corn Products Intl                   2,000               55,940
Del Monte Foods                      2,000(b)            21,180
Dreyer's Grand
  Ice Cream Holdings                 1,500              121,005
General Mills                        3,500              183,295
Hershey Foods                          500               31,500
HJ Heinz                             1,000               37,640
Sensient Technologies                6,500              141,960
WM Wrigley Jr                          500               33,280
                                                     ------------
Total                                                   893,010
-----------------------------------------------------------------

Furniture & appliances (1.2%)

Thomas Inds                          4,500              180,360
-----------------------------------------------------------------

Health care products (4.4%)

Bristol-Myers Squibb                 2,000               50,060
Conmed                               2,000(b)            59,220
Eli Lilly & Co                       4,000              224,000
INAMED                                 400(b)            27,272
Patterson Companies                  2,000(b)            99,240
Pfizer                               6,000              157,740
Sybron Dental Specialties            2,000(b)            71,440
                                                     ------------
Total                                                   688,972
-----------------------------------------------------------------

Health care services (0.8%)

Chemed                                 800               57,120
Henry Schein                         1,000(b)            72,340
                                                     ------------
Total                                                   129,460
-----------------------------------------------------------------

Home building (4.4%)

Cavalier Homes                      12,000(b)            64,560
Cavco Inds                           4,000(b)           107,320
Champion Enterprises                17,000(b)           175,950
Fleetwood Enterprises               13,000(b)           125,710
Skyline                              5,500              210,925
                                                     ------------
Total                                                   684,465
-----------------------------------------------------------------

Household products (0.7%)

Church & Dwight                        750               26,528
Energizer Holdings                     800(b)            47,384
Water Pik Technologies               1,500(b)            28,245
                                                     ------------
Total                                                   102,157
-----------------------------------------------------------------

Industrial services (0.6%)

UNOVA                                4,000(b)            93,120
-----------------------------------------------------------------

Common stocks (continued)

Issuer                               Shares             Value(a)

Industrial transportation (0.4%)

GATX                                 2,000              $59,960
-----------------------------------------------------------------

Leisure time & entertainment (2.0%)

Coachmen Inds                        4,000               59,960
Gemstar-TV Guide Intl               15,000(b)            66,900
Viacom Cl A                          5,000              176,450
                                                     ------------
Total                                                   303,310
-----------------------------------------------------------------

Lodging & gaming (4.3%)

Aztar                               10,000(b)           297,100
Gaylord Entertainment                1,000(b)            42,800
Hilton Hotels                        2,000               42,120
Kerzner Intl                         1,500(b,c)          95,910
MGM MIRAGE                           2,500(b)           185,425
                                                     ------------
Total                                                   663,355
-----------------------------------------------------------------

Machinery (2.0%)

Clarcor                              1,000               55,270
CNH Global                           4,000(c)            72,560
Deere & Co                           2,500              177,775
                                                     ------------
Total                                                   305,605
-----------------------------------------------------------------

Media (16.8%)

DIRECTV Group                        3,500(b)            52,535
EW Scripps Cl A                      4,000              184,640
Fisher Communications                3,500(b)           179,375
Fox Entertainment Group Cl A         3,000(b)            99,900
Gray Television                      2,000               29,080
Grupo Televisa ADR                   1,000(c)            64,450
Knight-Ridder                        1,200               78,600
Liberty Media Cl A                  10,000(b)           101,400
Liberty Media Intl Cl A              4,000(b)           172,920
LIN TV Cl A                          4,000(b)            70,520
Media General Cl A                   1,800              115,182
New York Times Cl A                  1,200               43,992
News Corp Cl A                      10,000              166,400
Paxson Communications                2,000(b)             2,360
Pulitzer                             4,400              280,191
Reader's Digest Assn                 2,000               34,600
Sinclair Broadcast Group Cl A       16,000              123,200
Time Warner                         16,000(b)           275,680
Tribune                              5,000              203,650
Walt Disney                         10,000              279,400
Young Broadcasting Cl A              6,000(b)            53,640
                                                     ------------
Total                                                 2,611,715
-----------------------------------------------------------------

Multi-industry (5.6%)

Cooper Inds Cl A                     5,000              346,850
Crane                                3,000               89,400
ITT Inds                             3,000              263,850
Sony ADR                             1,000(c)            37,790
Vivendi Universal ADR                4,000(b,c)         126,640
                                                     ------------
Total                                                   864,530
-----------------------------------------------------------------

Paper & packaging (0.4%)

Greif Cl A                           1,000               64,600
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
157   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Select Value Fund

Issuer                              Shares             Value(a)

Retail -- general (1.9%)

CSK Auto                             7,000(b)          $111,300
Nashua                              10,000(b)           104,000
Neiman Marcus Group Cl A             1,000               72,200
                                                     ------------
Total                                                   287,500
-----------------------------------------------------------------

Retail -- grocery (0.7%)

Albertson's                          3,000               67,170
Safeway                              2,000(b)            36,800
                                                     ------------
Total                                                   103,970
-----------------------------------------------------------------

Utilities -- electric (2.2%)

Allegheny Energy                     2,500(b)            47,325
Aquila                              12,000(b)            42,840
Duquesne Light Holdings              1,500               28,095
El Paso Electric                     1,000(b)            19,970
Energy East                          1,000               25,720
FPL Group                            1,000               79,350
Northeast Utilities                  1,000               18,670
NSTAR                                1,000               55,500
Unisource Energy                     1,000               30,230
                                                     ------------
Total                                                   347,700
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Utilities -- telephone (3.0%)

CenturyTel                           1,000              $33,640
Cincinnati Bell                     10,000(b)            44,000
Citizens Communications              5,000               66,700
Qwest Communications Intl            7,500(b)            29,250
Sprint                               7,000              165,760
Telephone & Data Systems             1,500              131,250
                                                     ------------
Total                                                   470,600
-----------------------------------------------------------------

Total common stocks
(Cost: $12,146,789)                                 $13,236,199
-----------------------------------------------------------------

Short-term securities (16.7%)

Issuer          Effective         Amount           Value(a)
                  yield         payable at
                                 maturity

U.S. government agency

Federal Natl Mtge Assn Disc Nts
   03-09-05       2.45%         $1,600,000        $1,599,020
   03-21-05       2.44           1,000,000           998,577
-----------------------------------------------------------------

Total short-term securities
(Cost: $2,597,773)                                $2,597,597
-----------------------------------------------------------------

Total investments in securities
(Cost: $14,744,562)(d)                           $15,833,796
=================================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 5.9% of net assets.

(d) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $14,745,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                     $1,445,000
       Unrealized depreciation                                       (356,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                                 $1,089,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
158   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Partners Small Cap Value Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (84.8%)

Issuer                              Shares             Value(a)

Aerospace & defense (0.8%)

Aviall                              18,900(b)          $529,200
Curtiss-Wright                       8,000              444,400
DRS Technologies                    13,800(b)           570,079
Ducommun                            10,918(b)           222,727
EDO                                  8,330              264,894
MTC Technologies                    14,457(b)           462,479
                                                     ------------
Total                                                 2,493,779
-----------------------------------------------------------------

Airlines (1.3%)

Air France-KLM ADR                  56,650(c)         1,070,119
AirTran Airways                     33,606(b)           268,176
Alaska Air Group                    39,000(b)         1,106,039
America West Holdings Cl B          62,000(b)           303,800
Continental Airlines Cl B           53,000(b)           567,630
ExpressJet Holdings                 24,300(b)           272,160
Frontier Airlines                    6,591(b)            55,694
SkyWest Airlines                    27,000              460,890
                                                     ------------
Total                                                 4,104,508
-----------------------------------------------------------------

Automotive & related (1.7%)

American Axle & Mfg Holdings        10,792              285,125
Exide Technologies                  33,400(b)           492,650
Goodyear Tire & Rubber              35,400(b)           511,884
Hayes Lemmerz Intl                  18,500(b)           140,600
Lear                                24,300            1,267,244
Lithia Motors Cl A                   4,700              123,469
STRATTEC SECURITY                    6,200(b)           345,154
Superior Inds Intl                   3,500               92,680
Tenneco Automotive                  20,508(b)           311,517
Visteon                            159,000            1,066,890
Wescast Inds Cl A                    8,900(c)           219,296
Winnebago Inds                      15,000              530,250
                                                     ------------
Total                                                 5,386,759
-----------------------------------------------------------------

Banks and savings & loans (5.0%)

Alabama Natl BanCorporation          6,398              398,915
Alliance Bankshares                  4,675(b)            81,111
Amcore Financial                     2,200               62,546
Anchor BanCorp Wisconsin             2,500               68,725
Bancorp                             20,882(b)           290,677
Bank Mutual                         26,000              314,340
Bank of Hawaii                      33,100            1,506,712
BankUnited Financial Cl A           15,569(b)           440,603
Berkshire Hills Bancorp              5,200              181,116
Brookline Bancorp                   17,746              269,384
Cardinal Financial                  10,746(b)           110,039
Central Pacific Financial            8,700              311,460
Citizens Banking                    18,713              576,922
City Holding                         5,600              174,328
Columbia Banking System              4,885              116,263
Commercial Federal                  21,000              573,930
Community Trust Bancorp              1,760               52,483
Corus Bankshares                    11,300              558,785
Fidelity Bankshares                 14,162              364,517
First BanCorp Puerto Rico            6,000(c)           282,360

Common stocks (continued)

Issuer                              Shares             Value(a)

Banks and savings & loans (cont.)

First Community Bancorp             17,710             $764,895
First Midwest Bancorp               14,700              501,711
First Niagara Financial Group       58,197              796,717
First Oak Brook Bancshares           3,439              103,032
First Republic Bank                  5,900              313,290
Flagstar Bancorp                    21,400              439,770
Frontier Financial                   2,300               89,953
Hancock Holding                      2,200               67,452
IBERIABANK                           5,616              330,445
Independent Bank                     3,800              115,064
IndyMac Bancorp                     11,471              412,841
Interchange Financial Services       2,616               45,675
KNBT Bancorp                        14,900              241,380
Main Street Banks                    8,323              266,336
Millennium Bankshares               14,608(b)           127,236
NetBank                             20,670              185,203
Pacific Continental                    160                2,515
Park Natl                              735               87,105
PFF Bancorp                         19,428              817,919
Placer Sierra Bancshares             7,359              176,690
Prosperity Bancshares                4,052              111,876
Republic Bancorp                    35,100              510,705
Santander BanCorp                    2,090(c)            65,668
Silicon Valley Bancshares            7,500(b)           328,650
Southcoast Financial                 5,278(b)           126,672
Southwest Bancorp of Texas          16,200              308,610
Sterling Bancorp                     4,927              121,993
Sterling Bancshares                 17,500              255,325
Sun Bancorp                          2,372(b)            58,114
Susquehanna Bancshares              17,700              436,128
Texas United Bancshares              4,905               93,195
TierOne                              7,800              193,518
Trustmark                           12,700              349,504
Umpqua Holdings                     14,600              349,086
United Community Banks               7,845              195,341
USB Holding                          2,600               58,136
West Coast Bancorp                   1,088               26,765
                                                     ------------
Total                                                16,209,731
-----------------------------------------------------------------

Beverages & tobacco (0.1%)

Boston Beer Cl A                    13,800(b)           327,060
NuCO2                                5,239(b)           126,469
                                                     ------------
Total                                                   453,529
-----------------------------------------------------------------

Broker dealers (0.2%)

Affiliated Managers Group            6,294(b)           407,599
optionsXpress Holdings               4,724(b)            81,489
                                                     ------------
Total                                                   489,088
-----------------------------------------------------------------

Building materials & construction (3.2%)

Comfort Systems USA                  8,153(b)            62,941
Drew Inds                           12,600(b)           472,122
Eagle Materials                      5,100              426,003
ElkCorp                              6,495              249,278
Florida Rock Inds                   12,050              773,249

Common stocks (continued)

Issuer                              Shares             Value(a)

Building materials & construction (cont.)

Insituform Technologies Cl A        82,200(b)        $1,303,692
Royal Group Technologies           464,700(b,c)       3,959,244
Simpson Mfg                         21,300              735,489
Standard-Pacific                     5,067              405,360
Texas Inds                          12,356              824,145
Tredegar                             6,300              108,990
Universal Forest Products            8,385              328,273
USG                                 13,400(b)           423,306
                                                     ------------
Total                                                10,072,092
-----------------------------------------------------------------

Cable (0.1%)

Insight Communications Cl A         14,400(b)           136,800
LodgeNet Entertainment               6,200(b)           109,430
                                                     ------------
Total                                                   246,230
-----------------------------------------------------------------

Cellular telecommunications (0.1%)

Price Communications                25,000(b)           446,750
-----------------------------------------------------------------

Chemicals (1.8%)

Agrium                              31,970(c)           578,657
Albemarle                           13,158              500,004
Compass Minerals Intl               16,600              415,000
FMC                                 14,200(b)           700,912
Minerals Technologies                6,631              415,432
NL Inds                              5,800              127,020
Penford                              7,417              107,101
PolyOne                            249,900(b)         2,274,091
Terra Inds                          64,900(b)           530,882
                                                     ------------
Total                                                 5,649,099
-----------------------------------------------------------------

Computer hardware (0.5%)

Agilysys                            30,500              575,230
Hutchinson Technology               24,431(b)           797,917
Insight Enterprises                 16,544(b)           294,483
Overland Storage                     1,300(b)            19,240
                                                     ------------
Total                                                 1,686,870
-----------------------------------------------------------------

Computer software & services (4.8%)

3Com                               406,000(b)         1,453,480
ActivCard                            7,000(b)            45,080
Agile Software                      16,600(b)           113,876
Autobytel                           47,637(b)           262,956
Brooktrout                          18,700(b)           241,417
Ciber                               32,700(b)           244,923
Citadel Security Software           34,668(b)            62,056
EarthLink                           48,200(b)           420,786
eFunds                              36,800(b)           818,432
Foundry Networks                    46,900(b)           486,353
Intergraph                          17,300(b)           515,021
InterVideo                          30,100(b)           382,270
iPass                               41,500(b)           252,735
Keynote Systems                      8,800(b)           104,720
Lionbridge Technologies             86,474(b)           517,979
MAXIMUS                             18,100              612,866
Mentor Graphics                    158,000(b)         2,177,241
Mobility Electronics                13,267(b)            96,849

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
159   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                              Shares             Value(a)

Computer software & services (cont.)

NDCHealth                           16,175             $250,874
Neoware Systems                     29,500(b)           350,755
OPNET Technologies                  14,508(b)           108,955
Pegasus Solutions                   18,600(b)           221,712
Perot Systems Cl A                  48,900(b)           648,414
Pervasive Software                  63,900(b)           281,160
PLATO Learning                       4,600(b)            35,742
PRG-Schultz Intl                    45,232(b)           209,424
Reynolds & Reynolds Cl A            58,000            1,604,860
Rimage                              18,500(b)           324,675
SM&A                                33,900(b)           271,200
SPSS                                 9,700(b)           188,180
Sybase                              26,900(b)           506,796
Take-Two Interactive
  Software                          14,715(b)           539,599
Transaction Systems
  Architects Cl A                   28,500(b)           666,330
Ulticom                             16,000(b)           224,480
Ultimate Software Group             17,070(b)           229,762
                                                   --------------
Total                                                15,471,958
-----------------------------------------------------------------

Electronics (3.2%)

Anaren                               7,700(b)            98,329
Audiovox Cl A                       40,000(b)           596,400
Belden CDT                           4,300              103,286
Catalyst Semiconductor               6,900(b)            33,810
CTS                                 17,500              230,125
CyberOptics                          6,088(b)            83,101
Entegris                            36,500(b)           352,590
ESS Technology                      29,300(b)           165,252
Fairchild Semiconductor Intl        17,800(b)           294,056
Franklin Electric                    5,707              223,829
GrafTech Intl                       58,117(b)           537,001
Integrated Silicon Solution        182,800(b)         1,166,264
KEMET                               26,100(b)           213,237
Littelfuse                          36,800(b)         1,196,736
LoJack                              12,115(b)           156,526
LSI Inds                             9,400              105,092
Methode Electronics                  7,891               88,300
Nu Horizons Electronics             38,100(b)           265,557
OmniVision Technologies             19,700(b)           398,137
Park Electrochemical                12,800              254,720
Paxar                               18,600(b)           435,798
Photronics                           4,200(b)            78,036
Power Integrations                     559(b)            11,873
Rofin-Sinar Technologies             3,200(b)           117,280
ScanSource                             183(b)            11,483
SYNNEX                               5,900(b)           133,222
Tessera Technologies                 9,893(b)           403,041
Thomas & Betts                      20,100(b)           624,708
TriQuint Semiconductor              76,500(b)           263,925
TTM Technologies                    26,100(b)           281,097
Viisage Technology                  30,804(b)           178,663
Vishay Intertechnology              77,900(b)         1,016,595
                                                   --------------
Total                                                10,118,069
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Energy (4.9%)

Chesapeake Energy                   97,200           $2,108,267
Encore Acquisition                  62,200(b)         2,646,609
Frontier Oil                        13,583              435,471
Houston Exploration                  6,200(b)           358,980
Magnum Hunter Resources             37,800(b)           632,394
Murphy Oil                          21,000            2,100,840
Parallel Petroleum                  14,352(b)           103,478
Petroleum Development                2,503(b)           109,732
Remington Oil & Gas                 22,200(b)           739,704
South Jersey Inds                    7,524              420,366
St. Mary Land & Exploration         15,100              768,288
Swift Energy                        22,200(b)           603,618
Tesoro                              14,700(b)           542,871
TETRA Technologies                  13,750(b)           430,513
USEC                               122,000            1,805,600
Whiting Petroleum                   41,552(b)         1,757,650
                                                   --------------
Total                                                15,564,381
-----------------------------------------------------------------

Energy equipment & services (3.8%)

Cimarex Energy                      31,426(b)         1,278,095
Dril-Quip                            8,700(b)           269,700
Edge Petroleum                      16,700(b)           286,739
Energy Partners                     20,300(b)           524,755
Ensign Resource
  Service Group                     34,000(c)           799,546
Gulf Island Fabrication              6,600              158,862
Harvest Natural Resources           19,400(b)           243,470
Holly                                3,100              116,870
Hydril                               2,927(b)           175,825
Lone Star Technologies               1,700(b)            77,027
Offshore Logistics                   6,400(b)           210,624
Oil States Intl                     21,400(b)           450,256
Patterson-UTI Energy                13,600              340,000
Range Resources                     47,856            1,207,885
RPC                                 16,300              425,430
SEACOR Holdings                     23,700(b)         1,491,915
Tidewater                           62,100            2,562,867
Trican Well Service                  4,200(b,c)         274,301
Unit                                18,900(b)           865,242
Universal Compression Holdings       3,000(b)           114,000
W-H Energy Services                  7,234(b)           190,978
Willbros Group                       6,719(b,c)         144,459
                                                   --------------
Total                                                12,208,846
-----------------------------------------------------------------

Engineering & construction (0.4%)

Dycom Inds                           5,800(b)           156,310
Infrasource Services                10,444(b)           128,357
Keith Companies                     19,800(b)           341,549
Lennox Intl                         10,709              231,529
Modtech Holdings                    33,641(b)           285,949
Perini                              10,300(b)           164,388
                                                   --------------
Total                                                 1,308,082
-----------------------------------------------------------------

Environmental services (0.1%)

TRC Companies                        4,677(b)            75,954
Waste Connections                    5,478(b)           186,691
                                                   --------------
Total                                                   262,645
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Finance companies (0.5%)

Accredited Home
  Lenders Holding                   21,732(b)          $869,714
Federal Agricultural Mtge Cl C       3,300               63,624
Financial Federal                   11,169              380,640
First Financial Bancorp             14,600              264,698
                                                   --------------
Total                                                 1,578,676
-----------------------------------------------------------------

Financial services (0.6%)

Advanta Cl B                        16,200              392,364
CharterMac                           4,600              100,786
Cohen & Steers                      10,400              191,256
CompuCredit                          9,600(b)           287,232
Delphi Financial Group Cl A          3,200              142,656
Investment Technology Group          7,800(b)           147,030
Irwin Financial                     11,556              262,552
Knight Trading Group Cl A           29,986(b)           313,654
LECG                                 6,161(b)           111,206
                                                   --------------
Total                                                 1,948,736
-----------------------------------------------------------------

Food (1.1%)

American Italian Pasta Cl A         44,314            1,196,478
Chiquita Brands Intl                25,800              588,756
CoolBrands Intl                     36,200(b,c)         261,842
Hain Celestial Group                 9,762(b)           182,257
Sensient Technologies               56,329            1,230,225
                                                   --------------
Total                                                 3,459,558
-----------------------------------------------------------------

Furniture & appliances (1.3%)

Aaron Rents                         23,165              473,956
American Woodmark                   12,788              470,726
Ethan Allen Interiors               11,000              386,540
Furniture Brands Intl               23,400              543,582
Hooker Furniture                    16,400              426,072
Natuzzi ADR                         39,300(c)           431,907
Select Comfort                      11,123(b)           229,134
Stanley Furniture                   12,200              571,814
Thomas Inds                         18,500              741,480
                                                   --------------
Total                                                 4,275,211
-----------------------------------------------------------------

Health care products (2.7%)

Abaxis                              10,415(b)           114,982
Bruker BioSciences                  14,500(b)            54,085
Cell Therapeutics                   27,922(b)           275,869
CNS                                 26,900              456,762
Conceptus                           31,592(b)           248,313
Endo Pharmaceuticals Holdings       17,900(b)           403,287
Enzon Pharmaceuticals               18,700(b)           201,025
First Horizon Pharmaceutical        28,700(b)           471,828
Haemonetics                         43,200(b)         1,791,936
Hi-Tech Pharmacal                   10,100(b)           160,489
Intuitive Surgical                   8,100(b)           381,915
Lexicon Genetics                    27,700(b)           157,890
Nutraceutical Intl                  25,600(b)           412,672
Par Pharmaceutical Companies         3,800(b)           140,562
Perrigo                             30,100              528,857
PSS World Medical                   20,890(b)           254,022
Renovis                             14,334(b)           137,477
Sola Intl                           51,600(b)         1,435,512

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
160   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                              Shares             Value(a)

Health care products (cont.)

STERIS                               6,900(b)          $170,775
Theragenics                         29,400(b)            98,196
ThermoGenesis                       40,045(b)           218,646
United Therapeutics                  4,430(b)           201,255
Viasys Healthcare                   10,400(b)           215,176
Vital Signs                          5,500              225,940
                                                   --------------
Total                                                 8,757,471
-----------------------------------------------------------------

Health care services (2.7%)

Albany Molecular Research           12,900(b)           126,420
Allscripts Healthcare
  Solutions                         18,900(b)           253,260
Applera - Celera
  Genomics Group                     7,900(b)            87,769
Centene                              4,100(b)           136,776
Coventry Health Care                     0(b)                21
Cross Country Healthcare            24,400(b)           373,076
Genesis HealthCare                  91,900(b)         3,784,442
Gentiva Health Services             27,300(b)           459,732
Healthcare Services Group           24,150              555,209
Horizon Health                      19,200(b)           671,981
Molina Healthcare                    4,900(b)           219,912
Option Care                         19,300              373,069
Owens & Minor                        7,500              209,325
PAREXEL Intl                         6,564(b)           147,165
Province Healthcare                  5,600(b)           129,248
Psychiatric Solutions                2,759(b)           109,863
Radiologix                          52,460(b)           246,037
U.S. Physical Therapy               30,300(b)           414,201
United Surgical Partners Intl        6,117(b)           251,164
                                                   --------------
Total                                                 8,548,670
-----------------------------------------------------------------

Home building (0.5%)

Beazer Homes USA                     2,461              423,095
Monaco Coach                        14,600              261,486
Technical Olympic USA               17,400              527,568
WCI Communities                      6,804(b)           236,099
                                                   --------------
Total                                                 1,448,248
-----------------------------------------------------------------

Household products (1.3%)

CSS Inds                             2,600               85,696
Elizabeth Arden                     22,640(b)           580,716
Helen of Troy                       10,865(b,c)         307,805
Inter Parfums                       16,700              233,967
JAKKS Pacific                       23,600(b)           466,572
Jarden                               3,005(b)           130,748
Nature's Sunshine Products           9,400              181,138
Nautilus Group                      16,800              372,288
Nu Skin Enterprises Cl A            31,200              696,696
Oneida                              23,158(b)            60,211
Tupperware                          23,400              479,466
Yankee Candle                       15,800(b)           489,168
                                                   --------------
Total                                                 4,084,471
-----------------------------------------------------------------

Industrial services (0.1%)

Applied Industrial Technologies      7,053              199,741
-----------------------------------------------------------------

Industrial transportation (3.0%)

Arkansas Best                       10,200              440,844
ArvinMeritor                        10,663              179,778
Covenant Transport Cl A             43,300(b)           893,279

Common stocks (continued)

Issuer                              Shares             Value(a)

Industrial transportation (cont.)

DryShips                             2,501(b,c)         $55,897
Forward Air                          1,274(b)            56,413
GATX                                17,500              524,650
Heartland Express                   10,556              217,559
Kirby                               52,200(b)         2,309,851
Nordic American
  Tanker Shipping                    7,000(c)           392,350
OMI                                 25,523              534,196
Overnite                            13,200              448,404
Overseas Shipholding Group           1,500               97,680
SCS Transportation                  16,234(b)           359,583
Sea Containers Cl A                 61,000(c)         1,271,850
Swift Transportation                21,500(b)           509,980
Wabash Natl                         43,725(b)         1,179,263
                                                   --------------
Total                                                 9,471,577
-----------------------------------------------------------------

Insurance (4.7%)

Alleghany                              714(b)           195,636
American Natl Insurance             11,000            1,200,540
American Physicians Capital         13,000(b)           474,370
AMERIGROUP                          15,300(b)           609,858
AmerUs Group                         7,500              360,975
Arch Capital Group                   3,100(b,c)         128,588
Argonaut Group                      10,100(b)           237,249
Aspen Insurance Holdings            16,500(c)           425,700
Assured Guaranty                    84,700(c)         1,604,217
CNA Surety                          27,300(b)           376,740
Commerce Group                       3,900              265,941
Donegal Group Cl A                   4,199              100,230
Erie Indemnity Cl A                  3,900              200,187
FBL Financial Group Cl A            37,000            1,011,950
Hooper Holmes                       52,800              233,904
Horace Mann Educators               10,000              187,600
Hub Intl                             4,548(c)            89,778
Insurance Auto Auctions              6,900(b)           191,889
LandAmerica Financial Group         10,700              585,718
Navigators Group                     5,252(b)           157,560
NYMAGIC                              4,393              100,600
Ohio Casualty                       18,100(b)           436,753
Phoenix Companies                   30,800              394,856
Presidential Life                    8,400              130,284
ProAssurance                        20,909(b)           846,815
ProCentury                          20,944              232,269
PXRE Group                          48,934(c)         1,272,284
Reinsurance Group of America         4,400              200,860
RLI                                 13,983              605,464
Scottish Re Group                   21,500(c)           503,100
StanCorp Financial Group             5,016              436,843
Stewart Information Services         4,100              163,959
UICI                                20,400              559,368
United Fire & Casualty              14,800              470,196
                                                   --------------
Total                                                14,992,281
-----------------------------------------------------------------

Investment companies (0.3%)

Apollo Investment                   14,083(b)           231,665
iShares Russell 2000
  Value Index Fund                   4,480              848,781
                                                   --------------
Total                                                 1,080,446
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Leisure time & entertainment (1.9%)

Arctic Cat                          16,300             $441,730
Argosy Gaming                        3,824(b)           176,554
Atari                              111,956(b)           298,923
Brunswick                           44,600            2,080,144
Callaway Golf                       25,200              338,184
Handleman                           14,700              302,967
Head ADR                           139,000(b,c)         512,910
K2                                  20,394(b)           292,246
Multimedia Games                    31,400(b)           313,686
Radica Games                        21,600(c)           189,000
RC2                                 18,200(b)           562,926
Thor Inds                           11,800              420,080
                                                   --------------
Total                                                 5,929,350
-----------------------------------------------------------------

Lodging & gaming (1.8%)
Aztar                                3,901(b)           115,899
Bluegreen                           16,600(b)           409,688
Dover Downs Gaming
  & Entertainment                   35,200              445,280
Kerzner Intl                        35,800(b,c)       2,289,052
La Quinta                           63,500(b)           587,375
Lodgian                            149,300(b)         1,791,600
Sunterra                             9,000(b)           147,510
                                                   --------------
Total                                                 5,786,404
-----------------------------------------------------------------

Machinery (4.3%)

Blyth                                9,200              292,468
Flowserve                           77,100(b)         1,926,729
Harsco                              37,990            2,218,996
IDEX                                54,300            2,144,850
Joy Global                           4,400              161,700
Kaydon                              54,600            1,714,440
Key Technology                      19,800(b)           193,644
Lawson Products                      3,300              153,582
Lincoln Electric Holdings           19,000              600,400
Lindsay Mfg                          4,939              114,782
Lydall                              26,579(b)           301,672
MTS Systems                            714               21,563
Semitool                            36,200(b)           377,928
Tennant                              1,439               56,553
Terex                               76,110(b)         3,440,171
                                                   --------------
Total                                                13,719,478
-----------------------------------------------------------------

Media (1.7%)

ADVO                                10,932              400,876
American Greetings Cl A             23,400              576,342
Catalina Marketing                  19,700              530,915
Courier                              4,500              241,560
DoubleClick                         67,100(b)           522,709
Entravision
  Communications Cl A               20,700(b)           169,740
Gray Television                      8,900              129,406
John H Harland                      13,500              495,450
Journal Register                    14,342(b)           250,268
Liberty                              1,700               74,375
Regent Communications               40,658(b)           204,916
Valassis Communications             48,900(b)         1,829,350
                                                   --------------
Total                                                 5,425,907
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
161   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                              Shares             Value(a)

Metals (2.7%)

AK Steel Holding                    57,200(b)        $1,003,860
Apex Silver Mines                    8,100(b,c)         152,928
Century Aluminum                    44,400(b)         1,443,444
Commercial Metals                   16,552              576,010
Eldorado Gold                       51,900(b,c)         160,371
Gibraltar Inds                      19,500              481,065
IPSCO                               11,000(c)           587,180
Maverick Tube                        8,107(b)           288,285
Mueller Inds                        34,040            1,071,579
NS Group                            15,700(b)           537,097
Oregon Steel Mills                  11,218(b)           326,556
Reliance Steel & Aluminum           11,900              543,830
RTI Intl Metals                     29,900(b)           810,290
Schnitzer Steel Inds Cl A            4,366              177,347
Steel Dynamics                      12,500              556,750
                                                   --------------
Total                                                 8,716,592
-----------------------------------------------------------------

Multi-industry (2.1%)

Actuant Cl A                        10,503(b)           567,687
AMN Healthcare Services             12,527(b)           169,490
Anixter Intl                        11,800              442,972
Baldor Electric                      5,314              138,164
Brady Cl A                          80,600            2,790,373
FTI Consulting                      26,200(b)           497,800
Gladstone Capital                    6,000              147,600
Imation                              6,914              237,772
ITT Educational Services             8,032(b)           391,078
Jacuzzi Brands                      32,365(b)           333,360
Lancaster Colony                     7,000              298,270
Medical Staffing
  Network Holdings                  26,687(b)           173,999
SOURCECORP                           3,600(b)            75,168
Woodward Governor                    7,200              526,968
                                                   --------------
Total                                                 6,790,701
-----------------------------------------------------------------

Paper & packaging (1.1%)

AptarGroup                          13,500              696,870
Caraustar Inds                      59,974(b)           857,028
Chesapeake                          64,506            1,383,654
Ennis                                6,900              117,852
Louisiana-Pacific                   11,300              296,851
Wausau-Mosinee Paper                 3,399               51,257
                                                   --------------
Total                                                 3,403,512
-----------------------------------------------------------------

Precious metals (0.7%)

Agnico-Eagle Mines                  24,000(c)           347,280
Glamis Gold                         21,800(b,c)         379,320
Goldcorp                            17,500(c)           239,225
Golden Star Resources               54,400(b)           155,584
Hecla Mining                        66,200(b)           373,368
Meridian Gold                       26,900(b,c)         520,515
Minefinders                         37,400(b,c)         270,028
                                                   --------------
Total                                                 2,285,320
-----------------------------------------------------------------

Real estate (1.3%)

Jones Lang LaSalle                  14,000(b)           601,580
MI Developments Cl A                88,000(c)         2,838,000
Wellsford Real Properties           50,300(b)           726,835
                                                   --------------
Total                                                 4,166,415
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)
Real estate investment trust (3.9%)

Acadia Realty Trust                 10,347             $164,517
Affordable Residential
  Communities                        7,933               95,989
Agree Realty                         7,693              211,173
AmeriVest Properties                 8,490               53,487
AMLI Residential
  Properties Trust                   2,200               60,764
Bedford Property Investors           3,700               86,247
BioMed Realty Trust                  8,912              195,708
Brandywine Realty Trust              5,732              169,610
Capital Automotive                  31,114            1,036,095
Capital Trust Cl A                   4,300              138,976
Catellus Development                 9,334              257,712
Cedar Shopping Centers               9,500              135,660
Commercial Net Lease Realty         17,396              328,263
Corporate Office
  Properties Trust                   1,954               51,683
Correctional Properties Trust       16,705              439,007
Cousins Properties                  16,900              458,497
Entertainment Properties Trust      17,104              701,264
Equity Inns                         37,600              419,992
Equity One                          13,500              279,045
FelCor Lodging Trust                37,300(b)           467,742
Gables Residential Trust             3,975              139,841
Getty Realty                         5,000              134,150
Hersha Hospitality Trust               430                5,053
Innkeepers USA Trust                31,700              423,195
Investors Real Estate Trust         11,700              115,596
LaSalle Hotel Properties             8,868              267,282
Lexington Corporate
  Properties Trust                  22,019              484,858
LTC Properties                       8,700              156,774
Maguire Properties                  10,100              264,115
MFA Mtge Investments                30,994              261,899
Mission West Properties              6,200               67,208
Natl Health Investors                9,400              244,212
New Century Financial                8,400              426,048
Omega Healthcare Investors          25,144              289,156
Parkway Properties                   9,867              464,045
Post Properties                      4,360              140,610
Prentiss Properties Trust           11,578              406,272
RAIT Investment Trust               17,141              460,236
Redwood Trust                        3,100              176,514
Saul Centers                         1,800               62,100
Senior Housing
  Properties Trust                  32,100              575,232
Spirit Finance                       5,753(b)            63,743
Summit Properties                   18,959              595,313
Town & Country Trust                   932               24,810
Trustreet Properties                 8,600              152,220
U-Store-It Trust                     6,931              113,876
Universal Health Realty
  Income Trust                       6,100              183,366
                                                   --------------
Total                                                12,449,155
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Restaurants (0.9%)

Buca                                32,500(b)          $224,575
California Pizza Kitchen             8,914(b)           213,223
CBRL Group                           8,600              368,166
CEC Entertainment                    8,250(b)           319,275
Domino's Pizza                       4,500               76,815
Jack in the Box                     18,300(b)           656,970
Ruby Tuesday                        13,400              324,012
Ryan's Restaurant Group             34,100(b)           458,304
Total Entertainment
  Restaurant                        17,867(b)           193,678
                                                   --------------
Total                                                 2,835,018
-----------------------------------------------------------------

Retail -- general (6.0%)

Advance Auto Parts                  33,600(b)         1,692,768
AnnTaylor Stores                    15,200(b)           336,832
Big Lots                            45,903(b)           535,688
BJ's Wholesale Club                  3,700(b)           113,109
Brookstone                          71,741(b)         1,048,853
Buckle                              20,400              618,324
Build-A-Bear Workshop                5,100(b)           174,471
Cato Cl A                           21,000              624,540
Claire's Stores                     17,300              398,073
Cost Plus                           27,700(b)           779,201
Deb Shops                           21,600              613,440
Department 56                       18,000(b)           297,360
Dillard's Cl A                     141,700            3,301,610
Dollar General                      55,000            1,167,650
Dress Barn                          20,367(b)           384,325
Electronics Boutique Holdings        9,000(b)           340,470
Fossil                              14,622(b)           377,248
GameStop Cl A                        8,200(b)           159,162
GameStop Cl B                       10,500(b)           205,380
Gymboree                            36,580(b)           438,594
Hughes Supply                       10,612              325,258
Jo-Ann Stores                        2,900(b)            87,174
Linens 'N Things                    14,500(b)           389,905
Men's Wearhouse                     74,600(b)         2,623,682
Pier 1 Imports                      25,300              461,725
School Specialty                     4,761(b)           179,490
Sharper Image                       11,621(b)           180,590
Smart & Final                        3,900(b)            50,700
Talbots                              6,100              170,007
Too                                  7,200(b)           191,232
Trans World Entertainment           13,000(b)           182,390
United Auto Group                    5,700              158,916
Weis Markets                        11,500              427,570
Zale                                 9,915(b)           294,971
                                                   --------------
Total                                                19,330,708
-----------------------------------------------------------------

Telecom equipment & services (1.1%)

Alaska Communications
 Systems Group                      14,006              120,312
CommScope                           27,400(b)           414,836
Digi Intl                           17,500(b)           264,250
Ditech Communications               36,043(b)           452,700
Iowa Telecommunications Services     6,301              125,138
Orbital Sciences                    14,600(b)           152,862
Sycamore Networks                  195,300(b)           701,127

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
162   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                              Shares             Value(a)

Telecom equipment & services (cont.)

Valor Communications Group           9,994(b)          $156,006
West                                30,049(b)         1,012,952
                                                   --------------
Total                                                 3,400,183
-----------------------------------------------------------------

Textiles & apparel (1.2%)

Cherokee                             7,600              273,372
Cutter & Buck                       16,300              255,095
K-Swiss Cl A                        25,121              778,751
Kellwood                             9,212              264,108
Kenneth Cole Productions            11,800              342,318
Oakley                              10,700              143,808
Polo Ralph Lauren                    9,000              354,600
Steven Madden                       20,200(b)           377,336
Stride Rite                         31,300              406,900
Wolverine World Wide                26,100              580,725
                                                   --------------
Total                                                 3,777,013
-----------------------------------------------------------------

Utilities -- electric (2.0%)

Avista                               5,742              104,734
Central Vermont Public Service       2,301               51,749
CH Energy Group                      4,800              221,520
Cleco                               22,802              462,653
El Paso Electric                    34,662(b)           692,200
MGE Energy                             988               35,380
Otter Tail                           3,000               75,840
PNM Resources                       14,662              384,731
Reliant Energy                     221,000(b)         2,649,790
Sierra Pacific Resources           128,700(b)         1,284,426
UIL Holdings                         6,500              325,650
Westar Energy                        9,958              228,835
                                                   --------------
Total                                                 6,517,508
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Utilities -- natural gas (1.2%)

AGL Resources                       12,466             $431,573
Atmos Energy                        33,747              930,405
Energen                              3,392              218,784
Northwest Natural Gas               14,816              539,747
Piedmont Natural Gas                15,059              351,778
Southern Union                       8,149(b)           206,657
Southwest Gas                        7,700              193,116
Syntel                               8,500              161,585
WGL Holdings                        25,398              779,719
                                                   --------------
Total                                                 3,813,364
-----------------------------------------------------------------

Utilities -- telephone (0.1%)

Cincinnati Bell                     45,979(b)           202,308
CT Communications                   10,100              112,615
                                                   --------------
Total                                                   314,923
-----------------------------------------------------------------

Total common stocks
(Cost: $236,210,649)                               $270,679,053
-----------------------------------------------------------------

Preferred stock & other (0.1%)

Issuer                              Shares             Value(a)

Air France ADR                      51,500(b,c)         $50,470
 Warrants
United Fire & Casualty               4,500              173,160
   6.38% Cv Series A
-----------------------------------------------------------------

Total preferred stock & other
(Cost: $113,500)                                       $223,630
-----------------------------------------------------------------

Bond (--%)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Metals

Mueller Inds
   11-01-14       6.00%            $82,000           $80,975
-----------------------------------------------------------------

Total bond
(Cost: $82,000)                                      $80,975
-----------------------------------------------------------------

Short-term securities (15.0%)

Issuer          Effective         Amount            Value(a)
                  yield         payable at
                                 maturity

Commercial paper

Alpine Securitization
   03-01-05       2.60%           $800,000          $799,942

BNP Paribas North America
   03-01-05       2.60           8,200,000         8,199,408

Citigroup Global Markets Holdings
   03-01-05       2.60           6,400,000         6,399,538

Falcon Asset Securitization
   03-28-05       2.61           9,000,000         8,981,800

General Electric Capital
   03-01-05       2.60           8,200,000         8,199,407

Morgan Stanley & Co
   03-01-05       2.60           2,300,000         2,299,834

Park Avenue Receivables
   03-01-05       2.53           8,000,000         7,999,438

Windmill Funding
   04-11-05       2.65           5,000,000         4,984,600
-----------------------------------------------------------------

Total short-term securities
(Cost: $47,867,417)                              $47,863,967
-----------------------------------------------------------------

Total investments in securities
(Cost: $284,273,566)(d)                         $318,847,625
=================================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 7.1% of net assets.

(d) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $284,274,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                   $41,293,000
       Unrealized depreciation                                    (6,719,000)
       -----------------------------------------------------------------------
       Net unrealized appreciation                               $34,574,000
       -----------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
163   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - S&P 500 Index Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.6%)

Issuer                              Shares             Value(a)

Aerospace & defense (2.1%)

Boeing                              25,086           $1,378,977
General Dynamics                     5,986              630,625
Goodrich                             3,558              131,753
Honeywell Intl                      25,707              976,095
L-3 Communications Holdings          3,445              248,385
Lockheed Martin                     13,224              783,125
Northrop Grumman                    11,000              581,900
Raytheon                            13,513              516,737
Rockwell Automation                  5,504              342,074
Rockwell Collins                     5,272              242,776
United Technologies                 15,276            1,525,766
                                                   --------------
Total                                                 7,358,213
-----------------------------------------------------------------

Airlines (0.1%)

Delta Air Lines                      4,159(b)            19,298
Southwest Airlines                  23,294              322,622
                                                   --------------
Total                                                   341,920
-----------------------------------------------------------------

Automotive & related (1.0%)

AutoNation                           7,910(b)           154,482
Cooper Tire & Rubber                 2,234               43,228
Cummins                              1,363              100,058
Dana                                 4,479               64,587
Delphi                              16,773              115,231
Eaton                                4,542              316,805
Ford Motor                          54,677              691,663
General Motors                      16,882              602,181
Genuine Parts                        5,216              225,748
Goodyear Tire & Rubber               5,245(b)            75,843
Johnson Controls                     5,686              336,043
Navistar Intl                        2,089(b)            82,432
PACCAR                               5,195              390,976
Snap-On                              1,721               56,965
Visteon                              3,869               25,961
                                                   --------------
Total                                                 3,282,203
-----------------------------------------------------------------

Banks and savings & loans (6.8%)

AmSouth Bancorporation              10,608              264,988
Bank of America                    120,704(d)         5,630,841
Bank of New York                    23,214              702,224
BB&T                                16,505              646,171
Comerica                             5,097              290,937
Compass Bancshares                   3,670              166,655
Fifth Third Bancorp                 17,676              791,355
First Horizon Natl                   3,676              156,414
Golden West Financial                9,146              566,046
Huntington Bancshares                6,902              155,433
KeyCorp                             12,155              401,115
M&T Bank                             3,470              343,565
Marshall & Ilsley                    6,680              270,473
Mellon Financial                    12,660              363,089
Natl City                           20,245              724,164
North Fork Bancorporation           14,066              405,227
Northern Trust                       6,547              276,611
PNC Financial Services Group         8,444              444,492
Regions Financial                   13,893              448,188

Common stocks (continued)

Issuer                              Shares             Value(a)

Banks and savings & loans (cont.)

Sovereign Bancorp                   11,196             $256,836
State Street                         9,962              436,834
SunTrust Banks                      11,079              802,563
Synovus Financial                    9,257              251,420
US Bancorp                          55,799            1,660,020
Wachovia                            47,920            2,540,238
Washington Mutual                   26,093            1,094,862
Wells Fargo & Co                    50,563            3,002,430
Zions Bancorp                        2,678              177,016
                                                   --------------
Total                                                23,270,207
-----------------------------------------------------------------

Beverages & tobacco (3.7%)

Altria Group                        61,341            4,027,036
Anheuser-Busch Companies            23,607            1,120,152
Brown-Forman Cl B                    3,644              185,480
Coca-Cola                           72,304            3,094,611
Coca-Cola Enterprises               14,020              299,327
Fortune Brands                       4,309              349,029
Molson Coors Brewing Cl B            2,295              159,571
Pepsi Bottling Group                 7,474              203,442
PepsiCo                             50,338            2,711,205
Reynolds American                    4,405              360,990
UST                                  4,935              269,698
                                                   --------------
Total                                                12,780,541
-----------------------------------------------------------------

Broker dealers (2.8%)

Bear Stearns Companies               3,387              337,007
Charles Schwab                      40,256              422,688
E*TRADE Financial                   11,110(b)           147,430
Franklin Resources                   7,455              523,266
JPMorgan Chase & Co                106,465            3,891,296
Lehman Brothers Holdings             8,054              734,364
Merrill Lynch & Co                  27,837            1,630,691
Morgan Stanley                      32,707            1,846,964
                                                   --------------
Total                                                 9,533,706
-----------------------------------------------------------------

Building materials & construction (0.3%)

American Standard Companies          6,407              293,441
Fluor                                2,509              157,440
Masco                               13,389              451,477
Sherwin-Williams                     4,227              187,256
                                                   --------------
Total                                                 1,089,614
-----------------------------------------------------------------

Cable (0.6%)

Comcast Cl A                        66,338(b)         2,159,302
-----------------------------------------------------------------

Cellular telecommunications (0.3%)

Nextel Communications Cl A          33,209(b)           977,341
-----------------------------------------------------------------

Chemicals (1.6%)

Air Products & Chemicals             6,795              425,503
Dow Chemical                        28,183            1,554,292
Eastman Chemical                     2,327              134,361
Ecolab                               7,704              244,294
EI du Pont de Nemours & Co          29,682            1,582,052
Engelhard                            3,657              110,624
Great Lakes Chemical                 1,525               40,718

Common stocks (continued)

Issuer                              Shares             Value(a)

Chemicals (cont.)

Hercules                             3,345(b)           $47,967
Pall                                 3,707              100,348
PPG Inds                             5,133              369,319
Praxair                              9,708              435,210
Rohm & Haas                          6,719              323,654
Sigma-Aldrich                        2,068              127,409
                                                   --------------
Total                                                 5,495,751
-----------------------------------------------------------------

Computer hardware (3.4%)

Apple Computer                      24,034(b)         1,078,165
Cisco Systems                      196,776(b)         3,427,839
Dell                                74,241(b)         2,976,322
EMC                                 71,606(b)           906,532
Gateway                             11,167(b)            52,485
Hewlett-Packard                     90,243            1,877,054
Lexmark Intl Cl A                    3,861(b)           309,382
Network Appliance                   10,749(b)           322,577
NVIDIA                               4,971(b)           144,109
Sun Microsystems                   100,501(b)           424,114
                                                   --------------
Total                                                11,518,579
-----------------------------------------------------------------

Computer software & services (6.5%)

Adobe Systems                        7,133              440,463
Affiliated Computer Services Cl A    3,840(b)           198,528
Autodesk                             6,862              203,939
Automatic Data Processing           17,412              748,020
BMC Software                         6,631(b)            99,133
Citrix Systems                       5,065(b)           113,963
Computer Associates Intl            17,502              474,129
Computer Sciences                    5,654(b)           261,384
Compuware                           11,574(b)            78,240
Comverse Technology                  5,908(b)           137,125
Convergys                            4,227(b)            63,363
Electronic Arts                      9,124(b)           588,407
Electronic Data Systems             15,360              327,168
Equifax                              4,040              122,776
First Data                          24,796            1,017,131
Fiserv                               5,841(b)           221,608
Intl Business Machines              49,748(d)         4,605,669
Intuit                               5,606(b)           239,937
Mercury Interactive                  2,527(b)           115,939
Microsoft                          324,634(d)         8,174,283
NCR                                  5,574(b)           217,330
Novell                              11,234(b)            58,866
Oracle                             153,260(b)         1,978,586
Parametric Technology                8,043(b)            46,247
Paychex                             11,299              360,777
QLogic                               2,764(b)           111,362
Sabre Holdings Cl A                  4,046               85,290
Siebel Systems                      15,184(b)           129,520
SunGard Data Systems                 8,632(b)           225,382
Symantec                            21,190(b)           466,392
Unisys                              10,043(b)            77,130
VERITAS Software                    12,618(b)           305,608
                                                   --------------
Total                                                22,293,695
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
164   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                              Shares             Value(a)

Electronics (3.5%)

Advanced Micro Devices              11,530(b)          $201,199
Agilent Technologies                14,513(b)           348,312
Altera                              11,129(b)           230,815
American Power Conversion            5,717              125,888
Analog Devices                      11,233              412,476
Applied Materials                   50,746(b)           888,054
Applied Micro Circuits               9,208(b)            31,768
Broadcom Cl A                        9,834(b)           317,147
Freescale Semiconductor Cl B        11,652(b)           223,485
Intel                              188,957            4,531,188
Jabil Circuit                        6,025(b)           154,903
KLA-Tencor                           5,843(b)           288,703
Linear Technology                    9,178              358,493
LSI Logic                           11,499(b)            73,364
Maxim Integrated Products            9,715              417,939
Micron Technology                   18,299(b)           210,439
Millipore                            1,490(b)            67,437
Molex                                5,633              141,557
Natl Semiconductor                  10,698              213,425
Novellus Systems                     4,180(b)           123,456
PMC-Sierra                           5,324(b)            52,974
Power-One                            2,513(b)            14,626
Sanmina-SCI                         15,508(b)            86,069
Solectron                           29,010(b)           143,600
Symbol Technologies                  7,192              127,514
Tektronix                            2,693               77,882
Teradyne                             5,804(b)            89,498
Texas Instruments                   51,633            1,366,725
Xerox                               28,500(b)           444,600
Xilinx                              10,411              314,412
                                                   --------------
Total                                                12,077,948
-----------------------------------------------------------------

Energy (7.2%)

Amerada Hess                         2,734              274,494
Anadarko Petroleum                   7,387              567,765
Apache                               9,754              613,332
Ashland                              2,119              138,350
Burlington Resources                11,702              580,770
ChevronTexaco                       63,314            3,930,532
ConocoPhillips                      20,629            2,287,550
Devon Energy                        14,526              679,672
EOG Resources                        3,544              322,929
Exxon Mobil                        192,788           12,205,407
Kerr-McGee                           4,531              351,877
Marathon Oil                        10,355              490,206
Occidental Petroleum                11,791              828,554
Sunoco                               2,073              205,434
Unocal                               7,867              425,605
Valero Energy                        7,670              546,411
XTO Energy                           7,775              353,918
                                                   --------------
Total                                                24,802,806
-----------------------------------------------------------------

Energy equipment & services (1.1%)

Baker Hughes                        10,021              473,793
BJ Services                          4,824              241,007
Halliburton                         14,987              658,978
Nabors Inds                          4,465(b,c)         256,291
Noble                                4,042              230,677
Rowan Companies                      3,200              101,376

Common stocks (continued)

Issuer                              Shares             Value(a)

Energy equipment & services (cont.)

Schlumberger                        17,596           $1,327,619
Transocean                           9,609(b)           465,844
                                                   --------------
Total                                                 3,755,585
-----------------------------------------------------------------

Environmental services (0.2%)

Allied Waste Inds                    9,512(b)            78,189
Waste Management                    17,100              500,004
                                                   --------------
Total                                                   578,193
-----------------------------------------------------------------

Finance companies (2.2%)

Citigroup                          155,091            7,400,942
MGIC Investment                      2,893              181,507
                                                   --------------
Total                                                 7,582,449
-----------------------------------------------------------------

Financial services (3.1%)

American Express                    37,514            2,031,382
Capital One Financial                7,250              555,930
CIT Group                            6,285              253,600
Countrywide Financial               17,346              602,774
Fannie Mae                          28,923            1,690,838
Federated Investors Cl B             3,210               94,823
Freddie Mac                         20,604            1,277,448
Goldman Sachs Group                 14,465            1,573,792
H&R Block                            4,921              262,289
Janus Capital Group                  7,063               99,094
MBNA                                38,178              968,576
Moody's                              4,415              370,463
Providian Financial                  8,764(b)           150,303
SLM                                 12,847              626,934
T Rowe Price Group                   3,830              235,124
                                                   --------------
Total                                                10,793,370
-----------------------------------------------------------------

Food (1.5%)

Archer-Daniels-Midland              19,555              471,276
Campbell Soup                       12,294              340,544
ConAgra Foods                       15,372              419,963
General Mills                       10,884              569,995
Hershey Foods                        7,350              463,050
HJ Heinz                            10,437              392,849
Kellogg                             12,341              543,004
McCormick & Co                       4,090              155,379
Sara Lee                            23,455              525,392
Sysco                               19,117              658,006
WM Wrigley Jr                        6,709              446,551
                                                   --------------
Total                                                 4,986,009
-----------------------------------------------------------------

Furniture & appliances (0.2%)

Black & Decker                       2,412              200,003
Leggett & Platt                      5,707              157,913
Maytag                               2,367               36,073
Stanley Works                        2,461              113,821
Whirlpool                            1,989              126,799
                                                   --------------
Total                                                   634,609
-----------------------------------------------------------------

Health care products (10.0%)

Abbott Laboratories                 46,544            2,140,559
Allergan                             3,920              294,706
Amgen                               37,960(b)         2,338,716
Applera-Applied
  Biosystems Group                   5,862              120,405
Bausch & Lomb                        1,598              113,122

Common stocks (continued)

Issuer                              Shares             Value(a)

Health care products (cont.)

Baxter Intl                         18,424             $657,000
Becton, Dickinson & Co               7,570              453,216
Biogen Idec                          9,964(b)           385,109
Biomet                               7,563              319,310
Boston Scientific                   25,232(b)           824,077
Bristol-Myers Squibb                58,141            1,455,269
Chiron                               5,586(b)           198,750
CR Bard                              3,132              208,278
Eli Lilly & Co                      33,818            1,893,808
Forest Laboratories                 11,010(b)           470,127
Genzyme                              7,412(b)           415,739
Gilead Sciences                     12,940(b)           447,077
Guidant                              9,519              698,599
Johnson & Johnson                   88,635            5,814,456
King Pharmaceuticals                 7,215(b)            68,903
Laboratory Corp of
  America Holdings                   4,138(b)           198,169
Medco Health Solutions               8,145(b)           361,801
MedImmune                            7,430(b)           178,914
Medtronic                           36,119            1,882,522
Merck & Co                          66,269            2,100,727
Mylan Laboratories                   8,040              141,504
PerkinElmer                          3,826               84,861
Pfizer                             225,058(d)         5,916,776
Schering-Plough                     44,015              834,084
St. Jude Medical                    10,654(b)           416,571
Stryker                             12,018              596,814
Waters                               3,616(b)           176,642
Watson Pharmaceuticals               3,272(b)           103,853
Wyeth                               39,873            1,627,616
Zimmer Holdings                      7,328(b)           629,475
                                                   --------------
Total                                                34,567,555
-----------------------------------------------------------------

Health care services (2.2%)

Aetna                                4,417              644,970
AmerisourceBergen                    3,709              222,169
Cardinal Health                     12,913              756,056
Caremark Rx                         13,585(b)           520,034
Express Scripts                      2,270(b)           170,908
Fisher Scientific Intl               3,505(b)           212,578
HCA                                 12,587              594,232
Health Management Associates Cl A    7,272              167,038
Hospira                              4,667(b)           138,143
Humana                               4,761(b)           158,398
IMS Health                           6,935              168,867
Manor Care                           2,584               88,037
McKesson                             8,784              327,995
Quest Diagnostics                    3,020              300,188
Tenet Healthcare                    13,949(b)           152,184
UnitedHealth Group                  19,534            1,780,720
WellPoint                            8,821(b)         1,076,692
                                                   --------------
Total                                                 7,479,209
-----------------------------------------------------------------

Home building (0.2%)

Centex                               3,712              236,046
KB HOME                              1,383              172,598
Pulte Homes                          3,810              297,257
                                                   --------------
Total                                                   705,901
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
165   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                              Shares             Value(a)

Household products (2.5%)

Alberto-Culver                       2,720             $142,174
Avon Products                       14,136              604,597
Clorox                               4,539              272,522
Colgate-Palmolive                   15,850              838,782
Gillette                            29,666            1,490,717
Intl Flavors & Fragrances            2,816              116,273
Kimberly-Clark                      14,574              961,593
Newell Rubbermaid                    8,210              183,001
Procter & Gamble                    75,804(d)         4,024,433
                                                   --------------
Total                                                 8,634,092
-----------------------------------------------------------------

Industrial services (0.1%)

Cintas                               5,133              224,723
-----------------------------------------------------------------

Industrial transportation (1.5%)

Burlington Northern Santa Fe        11,239              564,985
CSX                                  6,416              265,045
FedEx                                8,984              878,455
Norfolk Southern                    11,836              424,794
Ryder System                         1,917               81,396
Union Pacific                        7,762              492,499
United Parcel Service Cl B          33,493            2,595,372
                                                   --------------
Total                                                 5,302,546
-----------------------------------------------------------------

Insurance (4.4%)

ACE                                  8,494(c)           377,643
AFLAC                               15,119              579,511
Allstate                            20,506            1,100,762
Ambac Financial Group                3,250              252,785
American Intl Group                 77,835            5,199,378
Aon                                  9,456              231,767
Chubb                                5,726              452,984
CIGNA                                4,010              364,108
Cincinnati Financial                 5,022              224,634
Hartford Financial
  Services Group                     8,773              631,217
Jefferson-Pilot                      4,078              199,659
Lincoln Natl                         5,220              244,557
Loews                                5,548              395,461
Marsh & McLennan Companies          15,743              514,009
MBIA                                 4,201              246,179
MetLife                             22,243              912,853
Principal Financial Group            9,178              358,126
Progressive                          5,983              521,119
Prudential Financial                15,332              873,924
Safeco                               3,788              180,650
St. Paul Travelers Companies        20,003              766,515
Torchmark                            3,235              168,576
UnumProvident                        8,861              149,928
XL Capital Cl A                      4,140(c)           310,500
                                                   --------------
Total                                                15,256,845
-----------------------------------------------------------------

Leisure time & entertainment (1.1%)

Brunswick                            2,877              134,183
Carnival                            18,927            1,029,250
Harley-Davidson                      8,776              543,059
Hasbro                               5,285              111,619
Mattel                              12,399              259,387
Viacom Cl B                         50,956            1,778,365
                                                   --------------
Total                                                 3,855,863
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Lodging & gaming (0.5%)

Harrah's Entertainment               3,352             $219,858
Hilton Hotels                       11,532              242,864
Intl Game Technology                10,296              313,616
Marriott Intl Cl A                   6,684              428,444
Starwood Hotels
 & Resorts Worldwide                 6,195              354,602
                                                   --------------
Total                                                 1,559,384
-----------------------------------------------------------------
Machinery (0.9%)

Caterpillar                         10,200              969,510
Deere & Co                           7,416              527,352
Illinois Tool Works                  8,840              793,390
Ingersoll-Rand Cl A                  5,149(c)           433,803
Parker Hannifin                      3,570              234,906
Thermo Electron                      4,779(b)           131,231
                                                   --------------
Total                                                 3,090,192
-----------------------------------------------------------------

Media (3.7%)

Cendant                             31,466              696,028
Clear Channel Communications        17,137              570,319
Dow Jones & Co                       2,449               90,858
eBay                                39,628(b)         1,697,664
Gannett                              7,629              600,784
Interpublic Group of Companies      12,633(b)           165,998
Knight-Ridder                        2,298              150,519
McGraw-Hill Companies                5,676              521,341
Meredith                             1,497               68,697
Monster Worldwide                    3,563(b)           102,793
New York Times Cl A                  4,340              159,104
News Corp Cl A                      78,080            1,299,251
Omnicom Group                        5,565              506,805
RR Donnelley & Sons                  6,558              217,791
Time Warner                        136,883(b)         2,358,494
Tribune                              9,491              386,568
Univision Communications Cl A        9,662(b)           254,980
Walt Disney                         61,059            1,705,988
Yahoo!                              41,090(b)         1,325,974
                                                   --------------
Total                                                12,879,956
-----------------------------------------------------------------

Metals (0.6%)

Alcoa                               26,013              835,538
Allegheny Technologies               2,856               70,286
Freeport-McMoRan
 Copper & Gold Cl B                  5,332              222,984
Nucor                                4,758              296,614
Phelps Dodge                         2,850              303,383
United States Steel                  3,393              211,587
                                                   --------------
Total                                                 1,940,392
-----------------------------------------------------------------

Multi-industry (5.6%)

3M                                  23,266            1,952,948
Apollo Group Cl A                    5,533(b)           407,450
Cooper Inds Cl A                     2,745              190,421
Danaher                              9,226              499,772
Dover                                6,075              234,920
Eastman Kodak                        8,563              291,056
Emerson Electric                    12,542              831,785
General Electric                   315,941(d)        11,121,123

Common stocks (continued)

Issuer                              Shares             Value(a)

Multi-industry (cont.)

ITT Inds                             2,761             $242,830
Monsanto                             7,906              464,715
Pitney Bowes                         6,896              316,251
Robert Half Intl                     5,177              151,013
Textron                              4,113              318,141
Tyco Intl                           60,118(c)         2,012,751
Vulcan Materials                     3,057              176,878
WW Grainger                          2,696              169,255
                                                   --------------
Total                                                19,381,309
-----------------------------------------------------------------

Paper & packaging (0.7%)

Avery Dennison                       3,304              200,553
Ball                                 3,368              149,539
Bemis                                3,198               95,428
Georgia-Pacific                      7,716              276,310
Intl Paper                          14,546              543,294
Louisiana-Pacific                    3,290               86,428
MeadWestvaco                         6,053              189,822
Pactiv                               4,438(b)           100,343
Sealed Air                           2,500(b)           130,675
Temple-Inland                        1,675              134,335
Weyerhaeuser                         7,169              479,821
                                                   --------------
Total                                                 2,386,548
-----------------------------------------------------------------

Precious metals (0.2%)

Newmont Mining                      13,269              597,370
-----------------------------------------------------------------

Real estate investment trust (0.5%)

Apartment Investment
  & Management Cl A                  2,830              108,276
Archstone-Smith Trust                5,850              197,906
Equity Office Properties Trust      12,049              363,518
Equity Residential                   8,449              277,212
Plum Creek Timber                    5,489              206,112
ProLogis                             5,495              218,481
Simon Property Group                 6,609              409,493
                                                   --------------
Total                                                 1,780,998
-----------------------------------------------------------------

Restaurants (0.7%)

Darden Restaurants                   4,703              126,040
McDonald's                          37,570            1,242,816
Starbucks                           11,951(b,d)         619,181
Wendy's Intl                         3,402              128,766
Yum! Brands                          8,756              427,118
                                                   --------------
Total                                                 2,543,921
-----------------------------------------------------------------

Retail -- drugstores (0.6%)

CVS                                 11,956              595,767
Walgreen                            30,544            1,308,200
                                                   --------------
Total                                                 1,903,967
-----------------------------------------------------------------

Retail -- general (5.4%)

AutoZone                             2,386(b)           231,203
Bed Bath & Beyond                    8,995(b)           337,492
Best Buy                             9,692(d)           523,562
Big Lots                             3,372(b)            39,351
Circuit City Stores                  5,844               91,342
Costco Wholesale                    14,019              653,145
Dillard's Cl A                       2,450               57,085
Dollar General                       9,796              207,969
Family Dollar Stores                 5,012              164,995

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
166   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                              Shares             Value(a)

Retail -- general (cont.)

Federated Dept Stores                5,058             $285,524
Gap                                 26,200              558,846
Home Depot                          65,627            2,626,393
JC Penney                            8,538              379,856
Kohl's                              10,252(b)           490,763
Limited Brands                      12,143              288,761
Lowe's Companies                    23,095            1,357,524
May Dept Stores                      8,724              301,065
Nordstrom                            4,184              224,932
Office Depot                         9,339(b,d)         179,776
OfficeMax                            2,791               88,112
RadioShack                           4,738              140,055
Sears, Roebuck and Co                6,178              308,468
Staples                             14,878              468,955
Target                              26,755            1,359,689
Tiffany & Co                         4,345              131,002
TJX Companies                       14,398              351,599
Toys "R" Us                          6,427(b,d)         146,985
Wal-Mart Stores                    126,553            6,531,400
                                                   --------------
Total                                                18,525,849
-----------------------------------------------------------------

Retail -- grocery (0.3%)

Albertson's                         11,002              246,335
Kroger                              22,084(b)           397,291
Safeway                             13,373(b)           246,063
SUPERVALU                            4,009              127,366
                                                   --------------
Total                                                 1,017,055
-----------------------------------------------------------------

Telecom equipment & services (1.3%)

ADC Telecommunications              24,171(b)            55,593
Andrew                               4,809(b)            58,189
Avaya                               13,679(b)           191,506
CIENA                               17,085(b)            33,828
Corning                             41,904(b)           480,639
JDS Uniphase                        43,153(b)            81,991
Lucent Technologies                132,108(b)           405,572
Motorola                            72,749            1,139,249
QUALCOMM                            48,982            1,768,740
Scientific-Atlanta                   4,580              141,522
Tellabs                             13,803(b)            97,863
                                                   --------------
Total                                                 4,454,692
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Textiles & apparel (0.4%)

Coach                                5,650(b)          $313,745
Jones Apparel Group                  3,652              116,024
Liz Claiborne                        3,242              137,137
Nike Cl B                            7,841              681,774
Reebok Intl                          1,733               76,529
VF                                   3,318              198,284
                                                   --------------
Total                                                 1,523,493
-----------------------------------------------------------------

Utilities -- electric (2.8%)

AES                                 19,393(b)           324,639
Allegheny Energy                     4,097(b)            77,556
Ameren                               5,820              299,555
American Electric Power             11,825              394,955
Calpine                             15,965(b)            52,844
CenterPoint Energy                   9,196              110,168
Cinergy                              5,717              231,253
CMS Energy                           5,821(b)            70,667
Consolidated Edison                  7,234              309,254
Constellation Energy Group           5,256              270,526
Dominion Resources                   9,901              713,169
DTE Energy                           5,195              229,723
Duke Energy                         28,589              771,617
Edison Intl                          9,741              316,388
Entergy                              6,682              461,860
Exelon                              19,804              898,310
FirstEnergy                          9,856              406,461
FPL Group                            5,547              440,154
PG&E                                12,051(b)           423,954
Pinnacle West Capital                2,732              114,061
PPL                                  5,648              308,042
Progress Energy                      7,381              319,893
Public Service Enterprise Group      7,108              387,741
Southern                            22,104              709,980
TECO Energy                          5,965               94,784
TXU                                  7,175              547,094
Xcel Energy                         11,967              212,055
                                                   --------------
Total                                                 9,496,703
-----------------------------------------------------------------

Utilities -- natural gas (0.5%)

Dynegy Cl A                         11,352(b)            47,224
El Paso                             19,223              237,020
KeySpan                              4,802              189,919
Kinder Morgan                        3,701              296,709
Nicor                                1,318               49,148
NiSource                             8,083              182,999
Peoples Energy                       1,128               48,256
Sempra Energy                        6,971              278,840
Williams Companies                  16,625              313,049
                                                   --------------
Total                                                 1,643,164
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Utilities -- telephone (2.7%)

ALLTEL                               9,074             $519,033
AT&T                                23,784              462,123
BellSouth                           54,737            1,412,215
CenturyTel                           4,025              135,401
Citizens Communications             10,028              133,774
Qwest Communications Intl           54,262(b)           211,622
SBC Communications                  99,082            2,382,922
Sprint                              43,955            1,040,854
Verizon Communications              82,743            2,976,265
                                                   --------------
Total                                                 9,274,209
-----------------------------------------------------------------

Total common stocks
(Cost: $306,395,400)                               $335,337,977
-----------------------------------------------------------------

Short-term securities (2.5%)

Issuer          Effective         Amount           Value(a)
                  yield         payable at
                                 maturity

U.S. government agencies

Federal Home Loan Mtge Corp Disc Nt
   03-16-05       2.28%         $1,300,000        $1,298,683

Federal Natl Mtge Assn Disc Nts
   03-09-05       2.26             900,000           899,491
   03-16-05       2.47           2,400,000         2,397,365
   05-03-05       2.61           1,900,000         1,891,222
   05-11-05       2.62           2,100,000         2,089,065
-----------------------------------------------------------------

Total short-term securities
(Cost: $8,575,942)                                $8,575,826
-----------------------------------------------------------------

Total investments in securities
(Cost: $314,971,342)(e)                         $343,913,803
=================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
167   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 Index Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 1.0% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

       Type of security                                           Contracts
       ------------------------------------------------------------------------
       Purchase contracts

       E-Mini S&P 500 Index, March 2005                                 144
       ------------------------------------------------------------------------

(e) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $314,971,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                $ 49,423,000
       Unrealized depreciation                                 (20,480,000)
       -----------------------------------------------------------------------
       Net unrealized appreciation                            $ 28,943,000
       -----------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
168   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Short Duration U.S. Government Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (100.2%)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

U.S. government obligations & agencies (50.8%)

Federal Farm Credit Bank
   03-15-06       2.50%        $12,000,000       $11,882,892
   07-17-06       2.13           3,200,000         3,136,800
   10-02-06       2.38           3,000,000         2,941,404
   04-05-07       2.15           6,600,000         6,381,870
   06-19-07       6.75           2,565,000         2,726,782

Federal Home Loan Bank
   03-13-06       2.50           3,750,000         3,713,723
   05-15-06       3.00           5,000,000         4,969,870
   05-15-06       5.38           3,500,000         3,576,108
   05-22-06       2.88          31,040,000        30,801,675
   09-15-06       3.50           6,035,000(b)      6,020,323
   12-17-07       3.25           8,290,000         8,132,987

Federal Home Loan Mtge Corp
   01-30-07       3.00           2,500,000         2,459,935
   02-15-07       2.38           4,635,000         4,516,808
   02-23-07       2.85           4,975,000         4,888,942
   09-15-07       3.50           5,000,000         4,961,625
   12-20-07       3.53             450,000           445,197

Federal Natl Mtge Assn
   02-15-06       5.50           3,650,000         3,720,726
   04-13-06       2.15           4,650,000         4,581,719
   03-02-07       3.00           3,855,000         3,796,311
   12-15-07       3.13           3,030,000         2,964,600
   11-17-08       3.88             150,000           148,167

Housing Urban Development
   08-01-05       2.99           3,000,000         3,001,821

Small Business Administration Participation Ctfs
   09-10-11       5.89             530,832           549,799
   08-01-21       6.34             368,745           393,063

Student Loan Mtge Assn
   06-25-05       2.25           5,200,000(d)      5,179,356
   03-15-33       2.16           5,200,000(d)      5,161,416

U.S. Treasury
   01-31-06       1.88          40,795,000        40,302,605
   11-30-06       2.88          23,580,000        23,317,484
   01-31-07       3.13             585,000           580,156
   02-15-07       2.25          18,585,000        18,122,549
   05-15-07       3.13           5,000,000         4,946,290
   08-15-07       2.75           8,725,000(j)      8,537,892
   08-15-07       3.25          19,035,000(j)     18,849,847
   11-15-07       3.00           3,680,000         3,613,444
   01-15-10       3.63           3,130,000         3,077,666
   02-15-10       3.50             680,000           664,966
                                               ---------------
Total                                            253,066,818
--------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Commercial mortgage-backed(f)/
Asset-backed securities (4.0%)

AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09       3.00%         $2,750,000(k)     $2,713,906

Chase Funding Mtge Loan
  Series 2004-2 Cl 2A1
   01-25-25       2.78           1,462,095(h)      1,461,867

Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08       3.53           1,500,000         1,493,514

LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A2
   06-15-26       4.90           1,400,000         1,427,259
  Series 2004-C6 Cl A2
   08-15-29       4.19           1,500,000         1,478,070

Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09       2.94           2,500,000         2,461,405

Morgan Stanley Capital I
  Series 2004-IQ8 Cl A2
   06-15-40       3.96           2,900,000         2,873,971

Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08       3.54           1,750,000         1,735,913

Providian Gateway Master Trust
  Series 2004-DA Cl A
   09-15-11       3.35           2,500,000(d)      2,449,220

Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29       5.86           1,673,075(k)      1,676,321
  Series 2003-KS5 Cl AI2 (AMBAC)
   09-25-22       1.88             411,434(k)        409,879
                                               ---------------
Total                                             20,181,325
--------------------------------------------------------------

Mortgage-backed securities (44.4%)(f,i)

Federal Home Loan Mtge Corp
   08-01-10       7.50             805,958           846,919
   03-01-12       7.50             851,724           906,115
   06-01-12       7.00              15,049            15,872
   06-01-13       4.50             980,847           973,827
   11-01-13       5.00             161,397           163,579
   06-01-14       6.50             130,682           137,438
   06-01-15       7.50           2,005,711         2,143,626
   04-01-17       6.50           2,128,029         2,245,404
   07-01-17       6.50           1,899,880         1,996,053
   11-01-17       5.00           1,178,802         1,189,789
   11-01-17       5.50           1,406,409         1,443,204
   01-15-18       5.00           1,810,834         1,826,104
   03-01-18       6.00             864,260           902,172
   09-01-19       5.50           1,951,775         2,002,693
   03-01-22       6.00             219,316           226,261
   11-01-32       7.00             555,041           584,999
   10-01-34       5.01           1,949,521(g)      1,964,863

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Federal Home Loan Mtge Corp (cont.)

 Collateralized Mtge Obligation
   12-15-08       6.00%           $338,706          $347,792
   04-15-12       5.00           3,644,326         3,698,804
   06-15-16       7.00           1,919,753         2,042,977
   08-15-16       4.00           1,970,223         1,940,805
   02-15-20       4.50           2,492,970         2,488,967
   07-15-20       4.50             741,772           740,238
   08-15-22       3.50           1,306,837         1,303,985
   11-15-28       4.50              92,626            93,030
   01-15-33       5.00             241,328           240,960
 Interest Only
   02-15-14       7.40           1,517,205(e)        107,600
   11-15-19       5.35           2,680,712(e)        271,680
   10-15-22      14.56             939,312(e)         74,205
   03-15-25       8.94           2,476,269(e)        224,287

Federal Natl Mtge Assn
   01-01-09       5.74             917,801           956,720
   10-01-09       7.11             475,629           523,905
   06-01-10       6.50              30,013            31,249
   08-01-10       7.50             670,119           708,486
   06-01-12       6.00           1,952,874         2,050,639
   03-01-13       5.00             686,636           695,845
   04-01-13       5.50           1,746,419         1,787,856
   05-01-13       5.00           1,600,986         1,612,243
   05-01-13       5.50           1,331,150         1,369,341
   07-01-13       5.00           3,664,705         3,703,626
   08-01-13       4.50           1,986,650         1,972,603
   04-01-14       6.00             372,108           388,456
   06-01-14       6.50             104,751           110,241
   07-01-14       6.00             157,860           164,589
   09-01-14       6.00           1,910,948         2,004,457
   10-01-14       5.50           1,977,798         2,041,036
   12-01-14       5.50             242,241           248,837
   01-01-15       6.50              72,029            75,798
   08-01-15       5.50           3,643,610         3,744,661
   01-01-17       6.00             732,806           763,349
   05-01-17       5.50             181,657           186,253
   06-01-17       6.00           2,349,385         2,456,625
   06-01-17       6.50           3,965,489         4,170,012
   06-01-17       7.00             610,489           644,646
   07-01-17       6.00           2,054,520         2,149,161
   08-01-17       5.50           2,634,109         2,707,583
   08-01-17       6.00           3,367,106         3,518,286
   11-01-17       5.50           3,080,062         3,165,641
   02-01-18       5.50           3,514,653         3,610,328
   02-01-18       6.00             639,839           666,508
   04-01-18       5.50             374,545           385,367
   05-01-18       5.50           2,407,551         2,481,460
   06-01-18       4.50           1,983,028         1,962,693
   08-01-18       4.50             251,760           249,114
   11-01-18       5.00             176,816           178,496
   03-01-20       5.00           1,000,000(b)      1,006,562

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
169   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Federal Natl Mtge Assn (cont.)
   01-01-29       6.00%           $171,168          $175,998
   03-01-29       6.50           2,312,872         2,434,262
   05-01-29       7.00              53,300            56,405
   09-01-31       7.00           1,183,307         1,260,945
   09-01-31       7.50           1,007,559         1,080,074
   10-01-31       7.00             276,891           292,060
   05-01-32       6.50             186,347           195,472
   06-01-32       6.50           1,124,612(b)      1,171,903
   08-01-32       7.00              29,770            31,410
   09-01-32       6.50             913,935           952,367
   09-01-32       7.00             297,734           313,971
   01-01-33       7.00              38,193            40,276
   02-01-33       4.63             761,436(g)        763,210
   02-01-33       7.00             426,611           446,988
   03-01-33       6.50             386,108           404,717
   04-01-33       4.38           1,698,739(g)      1,703,665
   04-01-33       4.59           2,276,093(g)      2,279,072
   04-01-33       4.64           3,083,738(g)      3,127,095
   04-01-33       6.00             437,492           450,370
   06-01-33       5.50           5,007,065(b)      5,055,613
   07-01-33       4.45           3,337,229(g)      3,330,708
   07-01-33       4.97             899,606(g)        908,314
   09-01-33       4.20           3,704,885(g)      3,691,990
   09-01-33       4.27             362,327(g)        359,335
   11-25-33       2.91           1,875,049         1,870,069
   12-01-33       4.74             129,651(g)        129,008
   06-01-34       4.58           2,211,769(g)      2,242,354
   08-01-34       4.53           1,080,012(g)      1,080,725
   09-01-34       4.84           2,590,180(g)      2,617,427
   09-01-34       4.85           1,621,401(g)      1,638,448
   10-01-34       5.09           1,846,481(g)      1,880,715
   11-01-34       5.07           1,717,691(g)      1,734,816
   02-01-35       4.65           2,245,759(g)      2,241,174
   02-01-35       6.50           5,000,000(b)      5,206,251
   03-01-35       6.00           6,000,000(b)      6,153,751
   03-01-35       7.00           3,750,000(b)      3,953,906
 Collateralized Mtge Obligation
   03-25-13       4.50           1,543,263         1,550,175
   10-25-13       5.00           3,722,354         3,776,617
   07-25-16       4.00           1,693,311         1,667,225
   10-25-19       4.50           2,322,886         2,314,791
   09-25-20       4.50             734,518           729,226
   07-25-23       5.50           3,300,000         3,361,489
   12-25-26       4.50           1,459,275         1,456,080
   12-25-26       8.00             694,893           738,478
   06-25-33       6.84             428,261(g)        438,052
   04-25-34       5.50           2,493,222         2,544,993
   05-25-34       3.50              40,616            40,474
   05-25-34       3.75           1,950,000         1,927,748
   06-25-34       5.00           2,400,000         2,430,488
   05-25-42       5.30           3,109,247         3,125,069
   07-25-42       5.50             386,160           385,439
   10-25-42       7.50             790,541           838,090
   08-25-43       4.61           1,615,000         1,620,055
   06-25-44       7.50           1,153,587         1,240,381

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Mortgage-backed securities (cont.)

Federal Natl Mtge Assn (cont.)

 Interest Only
   12-25-12      13.29%         $1,410,138(e)        $86,955
   11-25-13      10.08           1,700,000(e)        162,502
   03-25-23       7.94           1,024,071(e)        184,220
   12-25-31       1.19             852,815(e)        158,328

First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34       5.45           1,201,955         1,219,780

GMAC Mtge Corporation Loan Trust
  Series 2004-AR2 Cl 3A
   08-19-34       4.45           1,888,867(g)      1,878,474

Govt Natl Mtge Assn
   04-15-13       7.00             339,010           359,831
   08-15-13       6.00           3,104,152         3,255,735
   09-15-14       6.00           1,563,744         1,640,111
   05-15-16       6.00           1,388,585         1,453,994
   03-15-18       7.00           1,565,992         1,660,944
   03-15-31       8.00              56,978            61,713
   03-15-33       6.00             530,110           547,788
   06-15-33       7.00           1,024,682         1,089,085
 Collateralized Mtge Obligation
   10-16-13       4.54             392,306           395,857
   03-16-20       4.59           2,435,488         2,447,866
   10-16-27       5.00             125,000           126,521
   04-16-31       6.00           3,746,136         3,793,919
   03-20-34       4.50           1,774,046         1,773,900

Harborview Mtge Loan Trust
  Series 2004-10 3A1B
   01-19-35       5.18           1,369,530(g)      1,380,500
  Series 2004-4 Cl 3A
   06-19-34       2.97           2,480,916(g)      2,438,978

Morgan Stanley Mtge Loan Trust
  Series 2004-10AR Cl 1A
   08-01-49       4.83           1,308,741         1,315,821
  Series 2004-10AR Cl 2A1
   11-25-34       5.15             917,475(g)        925,870
  Series 2004-2AR Cl 3A
   02-25-34       5.03           1,614,029(g)      1,608,186

Residential Accredit Loans
  Series 2003-QS17 Cl CB7
   09-25-33       5.50             667,907           671,214

Structured Asset Securities
  Series 2004-12H Cl 2A
   04-25-34       5.59           1,697,095(g)      1,709,366

Vendee Mtge Trust
  Series 2003-1 Cl D
   12-15-25       5.75           5,000,000         5,104,951
  Series 2003-2 Cl C
   07-15-20       5.00           2,400,000         2,421,497
  Series 2003-2 Cl D
   11-15-23       5.00             100,000           101,468

Washington Mutual
  Series 2002-AR15 Cl A5
   12-25-32       4.38           1,023,521(g)      1,021,537

Wells Fargo Mtge Trust
  Series 2005-AR2
   03-25-35       4.57           1,250,000(g)      1,241,260
                                               ---------------
Total                                            221,334,825
--------------------------------------------------------------

Bonds (continued)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Banks and savings & loans (1.0%)

Intl Bank for Reconstruction & Development
  (U.S. Dollar)
   11-04-05       5.00%         $5,000,000(c)     $5,055,080
--------------------------------------------------------------

Total bonds
(Cost: $503,746,065)                            $499,638,048
--------------------------------------------------------------

Short-term securities (5.0%)

Issuer          Effective         Amount           Value(a)
                  yield         payable at
                                 maturity

U.S. government agency (1.4%)

Federal Natl Mtge Assn Disc Nt
   05-03-05       2.61%         $7,100,000        $7,067,198
--------------------------------------------------------------

Commercial paper (3.6%)

Chariot Funding LLC
   03-17-05       2.53           8,700,000         8,689,607

Jupiter Securitization
   03-14-05       2.54           2,600,000         2,597,436

Thunder Bay Funding LLC
   03-14-05       2.53           6,600,000         6,593,506
                                               ---------------
Total                                             17,880,549
--------------------------------------------------------------

Total short-term securities
(Cost: $24,949,364)                              $24,947,747
--------------------------------------------------------------

Total investments in securities
(Cost: $528,695,429)(l)                         $524,585,795
==============================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
170   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Feb. 28, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $28,734,097.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Feb. 28, 2005, the value of foreign securities represented 1.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2005, the value of these securities amounted to $12,789,992 or 2.6% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Feb 28, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(i) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Feb. 28, 2005:

       Security                 Principal   Settlement    Proceeds     Value
                                  amount       date      receivable
       ------------------------------------------------------------------------
       Federal Natl Mtge Assn
         03-01-20 5.50%         $5,775,000    3-17-05    $5,947,347  $5,913,958
         03-01-20 6.00           2,900,000    3-17-05     3,030,047   3,018,720

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

       Type of security                                     Notional amount
       -----------------------------------------------------------------------
       Purchase contracts

       U.S. Treasury Note, June 2005, 2-year                  $15,600,000

       Sale contracts

       U.S. Long Bond, June 2005, 20-year                         200,000
       U.S. Treasury Note, Mar. 2005, 5-year                   11,200,000
       U.S. Treasury Note, Mar. 2005, 5-year                    1,200,000
       U.S. Treasury Note, June 2005, 10-year                     600,000

(k) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

       AMBAC  --  American Municipal Bond Association Corporation

(l) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $528,695,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                  $   967,000
       Unrealized depreciation                                   (5,076,000)
       -----------------------------------------------------------------------
       Net unrealized depreciation                              $(4,109,000)
       -----------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
171   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Small Cap Advantage Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.4%)

Issuer                              Shares             Value(a)

Aerospace & defense (1.1%)

DRS Technologies                    11,300(b)          $466,803
Hexcel                               3,884(b)            64,591
Moog Cl A                           20,071(b)           895,167
Teledyne Technologies               30,000(b)           917,399
Triumph Group                        1,411(b)            52,447
United Industrial                    1,183               39,039
                                                   --------------
Total                                                 2,435,446
-----------------------------------------------------------------

Airlines (0.3%)

Alaska Air Group                     1,610(b)            45,660
ExpressJet Holdings                 55,344(b)           619,852
SkyWest Airlines                     5,900              100,713
                                                   --------------
Total                                                   766,225
-----------------------------------------------------------------

Automotive & related (1.0%)

Bandag                               2,313              102,258
Cooper Tire & Rubber                 6,835              132,257
Dollar Thrifty Automotive Group      1,248(b)            38,476
GenCorp                              6,250              116,688
Goodyear Tire & Rubber              55,700(b,d)         805,422
Lithia Motors Cl A                  17,000              446,590
Superior Inds Intl                   4,203              111,295
Tenneco Automotive                  40,900(b)           621,271
                                                   --------------
Total                                                 2,374,257
-----------------------------------------------------------------

Banks and savings & loans (7.4%)

Amcore Financial                     5,448              154,887
AmericanWest Bancorp                 3,191(b)            63,022
Anchor BanCorp Wisconsin             2,526               69,440
BancorpSouth                         8,252              173,457
BankUnited Financial Cl A           36,700(b)         1,038,610
Camden Natl                          1,625               56,534
Cathay General Bancorp              19,694              709,772
Central Pacific Financial            1,449               51,874
Chittenden                           6,519              173,275
Citizens Banking                     3,175               97,885
City Holding                        17,600              547,888
Colonial BancGroup                  49,100            1,000,167
Commercial Federal                  32,110              877,566
Community Trust Bancorp              3,430              102,283
Downey Financial                     1,629              102,057
East-West Bancorp                   29,300            1,053,628
First BanCorp Puerto Rico           15,570(c)           732,724
First Citizens BancShares Cl A         971              143,504
First Community Bancshares           1,545               49,564
First Midwest Bancorp                1,631               55,666
First Republic Bank                 16,600              881,460
FirstFed Financial                  17,092(b)           873,401
Flagstar Bancorp                     3,939               80,946
Great Southern Bancorp               2,115               71,233
Hanmi Financial                     37,000              654,530
Independent Bank                     1,659               50,235
Intl Bancshares                      5,800              211,526
MAF Bancorp                          1,886               82,211

Common stocks (continued)

Issuer                              Shares             Value(a)

Banks and savings & loans (cont.)

MCG Capital                          3,096              $53,839
Mid-State Bancshares                 2,523               66,784
Oriental Financial Group            21,757(c)           581,565
Provident Bankshares                19,700              658,177
R-G Financial Cl B                  41,804(c)         1,518,320
Republic Bancorp                     4,789               69,680
S&T Bancorp                          3,092              114,868
South Financial Group               17,100              524,970
Southwest Bancorp                    3,216               62,551
Sterling Financial                  23,716(b)           904,054
Susquehanna Bancshares               1,715               42,258
Tompkins Trustco                     1,849               78,915
Trustmark                            5,146              141,618
UMB Financial                        2,170              122,258
Wintrust Financial                  14,600              783,436
WSFS Financial                      16,600              955,994
                                                   --------------
Total                                                16,838,632
-----------------------------------------------------------------

Beverages & tobacco (0.2%)

Amerco                               1,274(b)            56,833
Farmer Brothers                      1,872               47,006
Schweitzer-Mauduit Intl              3,263              111,105
Standard Commercial                  2,607               49,272
Universal                            5,189              260,488
                                                   --------------
Total                                                   524,704
-----------------------------------------------------------------

Building materials & construction (1.4%)

Building Material Holding            2,227              102,754
Comfort Systems USA                 42,500(b)           328,100
Eagle Materials                      4,700              392,591
M/I Homes                            2,185              123,016
NCI Building Systems                17,200(b)           642,936
Standard-Pacific                     9,300              743,999
Texas Inds                           2,760              184,092
Universal Forest Products            1,636               64,049
USG                                 10,097(b)           318,964
Walter Inds                          5,823              223,429
                                                   --------------
Total                                                 3,123,930
-----------------------------------------------------------------

Cable (0.1%)

Insight Communications Cl A         29,500(b)           280,250
-----------------------------------------------------------------

Cellular telecommunications (0.6%)

Alamosa Holdings                     9,152(b)           116,596
NII Holdings                        19,900(b)         1,138,678
SBA Communications                  20,187(b)           175,627
                                                   --------------
Total                                                 1,430,901
-----------------------------------------------------------------

Chemicals (3.1%)

Albemarle                           23,470              891,860
Arch Chemicals                      10,500              300,090
Cambrex                              4,693              106,484
Compass Minerals Intl               29,300              732,500
Crompton                             8,326              114,066
Cytec Inds                           8,266              417,681
FMC                                 20,328(b)         1,003,390

Common stocks (continued)

Issuer                              Shares             Value(a)

Chemicals (cont.)

Georgia Gulf                        18,940           $1,000,221
HB Fuller                            3,940              104,962
Hercules                            18,900(b)           271,026
Immucor                             41,784(b)         1,241,194
Mosaic                               8,466(b)           139,350
NL Inds                              1,813               39,705
Octel                                6,021(c)           117,229
OM Group                             2,544(b)            81,103
PolyOne                             56,700(b)           515,970
WR Grace & Co                        9,775(b)            96,186
                                                   --------------
Total                                                 7,173,017
-----------------------------------------------------------------

Commercial finance (--%)

Old Natl Bancorp                     2,512               51,948
-----------------------------------------------------------------

Computer hardware (2.3%)

Adaptec                             46,200(b)           251,328
Agilysys                            30,300              571,458
Artesyn Technologies                57,200(b)           592,592
Black Box                            6,574              256,057
Emulex                              11,300(b)           190,970
Engineered Support Systems          13,200              729,696
Gateway                             45,814(b)           215,326
Insight Enterprises                  3,079(b)            54,806
Iomega                              40,800(b)           184,416
Komag                               31,200(b)           628,680
PalmOne                             18,900(b)           450,198
RadiSys                             42,500(b)           647,275
Synaptics                           19,000(b)           453,910
                                                   --------------
Total                                                 5,226,712
-----------------------------------------------------------------

Computer software & services (9.0%)

Activision                          16,000(b)           349,760
Altiris                             14,500(b)           423,835
ANSYS                               32,722(b)         1,176,684
Avid Technology                      7,500(b)           501,750
BISYS Group                          4,185(b)            62,022
Brocade Communications
  Systems                           34,600(b)           214,520
CACI Intl Cl A                      11,131(b)           600,629
Ciber                               73,900(b)           553,511
CSG Systems Intl                    19,293(b)           329,910
Dendrite Intl                       27,100(b)           416,256
Digital River                       15,661(b)           471,866
Digitas                             69,040(b)           683,496
EarthLink                           34,900(b)           304,677
eFunds                               8,500(b)           189,040
Epicor Software                     35,800(b)           554,184
F5 Networks                         18,961(b)         1,044,561
FactSet Research Systems             2,816               92,900
FileNet                             13,200(b)           309,144
GSI Commerce                         3,312(b)            47,527
Hyperion Solutions                  10,100(b)           509,848
Informatica                         40,500(b)           314,685
InfoSpace                           11,570(b)           479,692

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
172   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                              Shares             Value(a)

Computer software & services (cont.)

Internet Security Systems           15,100(b)          $303,208
Ixia                                13,113(b)           236,165
j2 Global Communications            18,418(b)           705,594
Jupitermedia                         2,910(b)            39,110
Lexar Media                         42,500(b)           172,550
MAXIMUS                              9,615              325,564
MICROS Systems                       5,504(b)           178,495
NetFlix                             35,900(b)           384,130
NETGEAR                             53,600(b)           734,320
NetRatings                           3,132(b)            59,289
Parametric Technology              122,700(b)           705,525
Progress Software                    8,500(b)           196,775
Resources Connection                15,500(b)           771,280
RSA Security                        17,600(b)           287,584
SeaChange Intl                      30,600(b)           423,810
Silicon Storage Technology          67,900(b)           313,698
SRA Intl Cl A                       14,923(b)           907,766
SS&C Technologies                   18,900              455,868
Take-Two Interactive Software        2,315(b)            84,891
Transaction Systems
  Architects Cl A                   30,200(b)           706,076
Travelzoo                            1,814(b)           111,851
Tyler Technologies                  32,600(b)           229,504
Ultimate Software Group             33,300(b)           448,218
United Online                       20,050(b)           217,543
ValueClick                          38,800(b)           490,820
Verint Systems                       1,819(b)            71,787
Websense                            15,166(b)           907,685
Wind River Systems                  16,415(b)           220,946
Wireless Facilities                 42,500(b)           300,050
                                                   --------------
Total                                                20,620,599
-----------------------------------------------------------------

Electronics (6.1%)

ADE                                 23,600(b)           471,528
Aeroflex                            51,474(b)           522,976
Atheros Communications              44,150(b)           606,180
Benchmark Electronics               18,275(b)           594,303
DSP Group                           17,400(b)           438,045
Entegris                            22,973(b)           221,919
ESCO Technologies                   11,452(b)           925,665
ESS Technology                      57,725(b)           325,569
FormFactor                          20,800(b)           477,776
General Cable                       11,609(b)           138,263
Integrated Device Technology        32,100(b)           401,571
Metrologic Instruments              17,600(b)           414,656
Micrel                              19,100(b)           180,113
Microsemi                           52,800(b)           858,528
ON Semiconductor                   149,300(b)           677,822
Paxar                                9,893(b)           231,793
Photronics                          17,600(b)           327,008
Pixelworks                          39,900(b)           379,848
Rofin-Sinar Technologies            17,600(b)           645,040
ScanSource                           6,600(b)           414,150
Semtech                             17,600(b)           344,256
Silicon Image                       38,921(b)           448,370
Skyworks Solutions                  43,140(b)           313,196
SYNNEX                               4,497(b)           101,542
Technitrol                          19,800(b)           351,450
Tessera Technologies                16,000(b)           651,840

Common stocks (continued)

Issuer                              Shares             Value(a)

Electronics (cont.)

Thomas & Betts                      30,200(b)          $938,616
Trimble Navigation                  29,001(b)         1,044,616
TTM Technologies                    32,100(b)           345,717
Ultralife Batteries                 10,400(b)           175,552
Varian Semiconductor
  Equipment Associates               6,400(b)           254,976
                                                   --------------
Total                                                14,222,884
-----------------------------------------------------------------

Energy (2.3%)

Berry Petroleum Cl A                 2,740              169,633
Cheniere Energy                      1,574(b)           117,106
Denbury Resources                    5,165(b)           175,455
Houston Exploration                  2,775(b)           160,673
KCS Energy                          32,723(b)           561,854
Patina Oil & Gas                    12,950              521,367
Petroleum Development               15,100(b)           661,984
St. Mary Land & Exploration         14,600              742,848
Stone Energy                         1,391(b)            69,870
Swift Energy                        15,800(b)           429,602
Tesoro                              41,961(b)         1,549,619
Vintage Petroleum                    6,734              199,932
Whiting Petroleum                      926(b)            39,170
                                                   --------------
Total                                                 5,399,113
-----------------------------------------------------------------

Energy equipment & services (2.8%)

Cal Dive Intl                       23,421(b)         1,189,319
CARBO Ceramics                       9,700              717,606
Cimarex Energy                      24,494(b)           996,171
Energy Partners                      1,506(b)            38,930
Grey Wolf                          107,800(b)           699,622
Headwaters                          27,400(b)           881,184
Holly                                3,678              138,661
Hydril                               1,814(b)           108,967
Lone Star Technologies               2,515(b)           113,955
Offshore Logistics                   1,762(b)            57,987
Oil States Intl                     31,100(b)           654,344
Range Resources                      3,064               77,335
RPC                                  3,388               88,427
Superior Energy Services             7,436(b)           142,622
Unit                                13,563(b)           620,914
Veritas DGC                          2,076(b)            56,301
                                                   --------------
Total                                                 6,582,345
-----------------------------------------------------------------

Engineering & construction (0.7%)

Dycom Inds                          24,100(b)           649,495
EMCOR Group                          2,248(b)           108,421
Granite Construction                 1,953               51,969
Perini                              53,500(b)           853,861
Quanta Services                      4,905(b)            38,504
                                                   --------------
Total                                                 1,702,250
-----------------------------------------------------------------

Environmental services (--%)

Duratek                              1,709(b)            39,170
-----------------------------------------------------------------

Finance companies (0.4%)
First Financial Bancorp              3,862               70,018
ITLA Capital                           929(b)            46,339
World Acceptance                    31,220(b)           852,306
                                                   --------------
Total                                                   968,663
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Financial services (3.2%)

Advanta Cl B                         2,358              $57,111
AmeriCredit                         46,500(b)         1,095,540
BOK Financial                       13,200(b)           535,524
Chemical Financial                   4,614              153,185
CompuCredit                         24,469(b)           732,112
Delphi Financial Group Cl A         27,793            1,239,011
Investment Technology Group         10,371(b)           195,493
Irwin Financial                      3,304               75,067
Jackson Hewitt Tax Service          21,000              436,170
Jefferies Group                     18,700              713,592
Knight Trading Group Cl A            9,273(b)            96,996
Metris Companies                    16,329(b)           192,029
Ocwen Financial                     70,900(b)           567,909
Portfolio Recovery Associates       14,200(b)           535,908
Resource America Cl A                2,063               81,489
WFS Financial                       12,000(b)           603,720
                                                   --------------
Total                                                 7,310,856
-----------------------------------------------------------------

Food (1.5%)

American Italian Pasta Cl A          2,224               60,048
Corn Products Intl                  41,500            1,160,756
Lance                               31,200              497,016
Nash Finch                          20,125              797,151
Ralcorp Holdings                    12,700              591,185
Seaboard                               145              155,150
Sensient Technologies                9,447              206,322
United Natural Foods                 2,640(b)            82,289
                                                   --------------
Total                                                 3,549,917
-----------------------------------------------------------------

Furniture & appliances (0.4%)

Ethan Allen Interiors                3,048              107,107
Furniture Brands Intl                6,145              142,748
La-Z-Boy                             6,370               95,232
Tempur-Pedic Intl                   27,400(b)           524,710
Thomas Inds                          1,356               54,348
                                                   --------------
Total                                                   924,145
-----------------------------------------------------------------

Health care products (6.6%)

Advanced Medical Optics              3,800(b)           144,210
Biosite                             11,916(b,d)         690,413
Bone Care Intl                      34,000(b)           920,040
Cepheid                             28,300(b)           307,904
CV Therapeutics                     13,200(b)           289,476
Dade Behring Holdings                7,900(b)           495,409
deCODE genetics                     50,000(b,c)         323,000
Encysive Pharmaceuticals            34,900(b)           384,598
EPIX Pharmaceuticals                44,900(b)           375,813
First Horizon Pharmaceutical        34,000(b)           558,960
Gen-Probe                           14,800(b)           753,468
Haemonetics                         31,100(b)         1,290,028
Human Genome Sciences               29,300(b)           326,988
I-Flow                              21,700(b)           370,419
Incyte                              65,100(b)           568,323
Intuitive Surgical                   4,003(b)           188,741
Kos Pharmaceuticals                 10,200(b)           339,048
Lexicon Genetics                    57,600(b)           328,320
LifeCell                            38,800(b)           335,620
Medarex                             39,700(b)           335,862
Mine Safety Appliances               3,623              168,506

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
173   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                              Shares             Value(a)

Health care products (cont.)

Myriad Genetics                     10,400(b)          $225,368
Nabi Biopharmaceuticals             28,300(b)           359,410
Noven Pharmaceuticals               12,300(b)           203,196
Onyx Pharmaceuticals                11,100(b)           321,234
Par Pharmaceutical Companies        17,391(b)           643,293
Perrigo                             32,500              571,025
Protein Design Labs                 18,900(b)           283,122
PSS World Medical                   36,000(b)           437,760
Serologicals                        20,910(b)           505,395
Sybron Dental Specialties           19,800(b)           707,256
Tanox                               24,400(b)           271,572
Transkaryotic Therapies              2,082(b)            47,969
United Therapeutics                 20,918(b)           950,305
Ventana Medical Systems              1,015(b)            68,238
Vital Signs                          1,058               43,463
                                                   --------------
Total                                                15,133,752
-----------------------------------------------------------------

Health care services (4.8%)

Alliance Imaging                     7,137(b)            80,791
Allscripts Healthcare
  Solutions                         19,800(b)           265,320
Amedisys                            17,300(b)           552,562
Applera - Celera
 Genomics Group                     29,300(b)           325,523
Apria Healthcare Group              22,600(b)           733,596
Centene                             33,167(b)         1,106,452
Cerner                              14,200(b)           739,820
Connetics                           16,900(b)           418,275
Genesis HealthCare                  18,000(b)           741,240
HealthExtras                        66,000(b)         1,071,180
Kindred Healthcare                  15,100(b)           493,770
LifePoint Hospitals                 14,200(b)           568,710
Magellan Health Services            17,000(b)           581,060
Matria Healthcare                    1,949(b)            56,131
OCA                                 49,436(b)           245,203
Option Care                         32,100              620,493
Priority Healthcare Cl B             6,908(b)           158,055
Psychiatric Solutions               22,483(b)           895,273
RehabCare Group                      4,836(b)           138,793
Sierra Health Services              17,315(b)         1,065,911
Stewart Enterprises Cl A            46,205(b)           292,940
Sunrise Senior Living                1,208(b)            57,259
                                                   --------------
Total                                                11,208,357
-----------------------------------------------------------------

Home building (0.4%)

Beazer Homes USA                     2,702              464,528
Meritage Homes                       2,563(b)           187,688
Technical Olympic USA                2,374               71,980
WCI Communities                      3,048(b)           105,766
                                                   --------------
Total                                                   829,962
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Household products (1.4%)

Action Performance Companies         3,415              $49,586
Central Garden & Pet                16,900(b)           770,978
Chattem                              2,028(b)            74,225
JAKKS Pacific                        3,831(b)            75,739
Jarden                              16,200(b)           704,862
Mannatech                            2,617               64,640
Nautilus Group                       4,312               95,554
Rayovac                             23,900(b)         1,027,699
Tupperware                           3,441               70,506
Yankee Candle                       11,300(b)           349,848
                                                   --------------
Total                                                 3,283,637
-----------------------------------------------------------------

Industrial services (0.6%)

Applied Industrial Technologies      3,027               85,725
Ceradyne                             2,871(b)            86,417
G&K Services Cl A                    8,500              364,735
Global Inds                          4,384(b)            43,051
United Rentals                       4,283(b)            81,034
WESCO Intl                          17,812(b)           639,985
                                                   --------------
Total                                                 1,300,947
-----------------------------------------------------------------

Industrial transportation (2.6%)

Arkansas Best                        1,954               84,452
ArvinMeritor                         6,066              102,273
EGL                                  2,286(b)            72,581
Forward Air                         15,169(b)           671,683
GATX                                 5,053              151,489
Genesee & Wyoming Cl A              26,700(b)           643,737
Greenbrier Companies                 1,427               38,572
GulfMark Offshore                    1,381(b)            37,577
Heartland Express                    4,412               90,931
Knight Transportation                2,214               58,472
Laidlaw Intl                        35,900(b)           825,700
Landstar System                     27,631(b)           969,295
Old Dominion Freight Line           12,400(b)           435,736
Overseas Shipholding Group          17,678            1,151,191
Wabash Natl                         24,500(b)           660,765
                                                   --------------
Total                                                 5,994,454
-----------------------------------------------------------------

Insurance (3.7%)

Alfa                                 7,240              104,473
AMERIGROUP                          25,749(b)         1,026,355
AmerUs Group                         7,082              340,857
Commerce Group                       4,492              306,309
Horace Mann Educators                6,678              125,279
Infinity Property & Casualty         2,215               71,168
IPC Holdings                        10,900(c)           456,710
LandAmerica Financial Group          3,294              180,314
Navigators Group                    11,800(b)           354,000
Odyssey Re Holdings                 33,900(d)           856,314
Ohio Casualty                       44,400(b)         1,071,373
ProAssurance                        25,500(b)         1,032,750
RLI                                 14,300              619,190
Safety Insurance Group               2,273               84,260
StanCorp Financial Group             9,500              827,355
Stewart Information Services         3,121              124,809
Triad Guaranty                      14,200(b)           745,926
UICI                                 7,282              199,672

Common stocks (continued)

Issuer                              Shares             Value(a)

Insurance (cont.)

United Fire & Casualty               2,025              $64,334
Universal American Financial         3,786(b)            59,554
                                                   --------------
Total                                                 8,651,002
-----------------------------------------------------------------

Leisure time & entertainment (1.5%)

Argosy Gaming                       14,600(b)           674,082
Boyd Gaming                         22,573            1,106,303
Callaway Golf                       12,129              162,771
Handleman                            4,117               84,851
K2                                  43,100(b)           617,623
SCP Pool                            18,825              640,803
Shuffle Master                       3,124(b)           102,342
Thor Inds                            3,523              125,419
                                                   --------------
Total                                                 3,514,194
-----------------------------------------------------------------

Lodging & gaming (1.1%)

Ameristar Casinos                    1,623               79,495
Bluegreen                           19,343(b)           477,385
Penn Natl Gaming                    17,985(b)         1,085,574
Scientific Games Cl A               35,600(b)           915,632
                                                   --------------
Total                                                 2,558,086
-----------------------------------------------------------------

Machinery (3.0%)

Albany Intl Cl A                     2,415               77,884
Blyth                                2,103               66,854
Cascade                              2,895              103,931
Clarcor                             10,400              574,808
Federal Signal                       2,502               39,381
Gardner Denver                      18,100(b)           744,091
Global Power Equipment Group        36,400(b)           357,084
Joy Global                          35,459            1,303,119
Kennametal                          20,700            1,015,956
Lincoln Electric Holdings            3,872              122,355
Middleby                             9,600              517,440
NACCO Inds Cl A                        480               53,376
Regal-Beloit                         1,511               46,599
Tecumseh Products Cl A               2,364               97,042
Terex                                9,700(b)           438,440
Toro                                11,000              953,810
Wabtec                              24,700              454,727
                                                   --------------
Total                                                 6,966,897
-----------------------------------------------------------------

Media (3.2%)

American Greetings Cl A              3,257               80,220
Banta                                4,662              204,942
Catalina Marketing                  33,192              894,524
Consolidated Graphics               12,914(b)           672,174
DoubleClick                         62,000(b)           482,980
Emmis Communications Cl A           32,100(b)           600,270
Gray Television                     45,900              667,386
Journal Register                    31,100(b)           542,695
PRIMEDIA                            10,493(b)            42,077
Reader's Digest Assn                 5,082               87,919
RH Donnelley                        17,300(b)         1,055,300
Scholastic                          19,800(b)           702,504
Shaw Group                           9,513(b)           197,870
Valassis Communications              3,015(b)           112,791
Ventiv Health                       44,186(b)         1,053,836
                                                   --------------
Total                                                 7,397,488
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
174   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                              Shares             Value(a)

Metals (2.5%)

AK Steel Holding                    54,630(b)          $958,757
Allegheny Technologies              17,000              418,370
Carpenter Technology                19,283            1,303,915
Cleveland-Cliffs                     1,227               98,589
Commercial Metals                   16,337              568,528
Gibraltar Inds                       1,065               26,274
Maverick Tube                       32,125(b)         1,142,365
Metal Management                    20,000              592,600
Mueller Inds                         3,998              125,857
NS Group                             2,535(b)            86,722
Oregon Steel Mills                   6,163(b)           179,405
Quanex                               3,310              194,794
                                                   --------------
Total                                                 5,696,176
-----------------------------------------------------------------

Miscellaneous (--%)

McGrath Rentcorp                       894               38,540
-----------------------------------------------------------------

Multi-industry (3.1%)
Actuant Cl A                        11,300(b)           610,765
Ameron Intl                          3,607              126,678
Anixter Intl                        14,637              549,473
Brady Cl A                           3,756              130,033
Coinstar                            26,100(b)           611,001
Corrections Corp of America         17,050(b)           641,762
EnPro Inds                           2,813(b)            78,567
FTI Consulting                       3,523(b)            66,937
GEO Group                            2,353(b)            67,555
Global Imaging Systems              15,900(b)           565,086
Imation                             10,497              360,992
Jacuzzi Brands                      64,500(b)           664,350
Korn/Ferry Intl                     44,300(b)           849,673
Labor Ready                         35,300(b)           662,934
Lancaster Colony                     3,269              139,292
NCO Group                           18,900(b)           380,079
Pre-Paid Legal Services              3,980              139,300
Ruddick                              6,410              151,276
SOURCECORP                           2,020(b)            42,178
Standex Intl                         2,809               81,208
YORK Intl                            7,394              285,926
                                                   --------------
Total                                                 7,205,065
-----------------------------------------------------------------

Paper & packaging (1.4%)

Crown Holdings                      67,488(b)         1,110,178
Pope & Talbot                       29,300              474,660
Potlatch                            16,400              756,860
Rock-Tenn Cl A                       4,786               68,296
Silgan Holdings                     10,900              724,632
                                                   --------------
Total                                                 3,134,626
-----------------------------------------------------------------

Real estate (0.4%)
Brookfield Homes                    19,376              810,110
Jones Lang LaSalle                   1,544(b)            66,346
Trammell Crow                        1,939(b)            37,520
                                                   --------------
Total                                                   913,976
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Real estate investment trust (3.1%)

American Home
 Mortgage Investment                 2,822              $87,905
Anthracite Capital                  15,492              184,974
Anworth Mtge Asset                  11,675              113,014
Bedford Property Investors           2,889               67,343
CBL & Associates Properties          5,900              439,609
EastGroup Properties                14,200              550,108
Gables Residential Trust            11,800              415,124
IMPAC Mtge Holdings                 13,813              265,900
Innkeepers USA Trust                 4,050               54,068
LaSalle Hotel Properties             1,405               42,347
MFA Mtge Investments                31,256              264,113
Natl Health Investors                1,466               38,087
New Century Financial               20,466            1,038,036
Newcastle Investment                22,700              700,068
Novastar Financial                   2,233               79,472
Pan Pacific Retail Properties        9,000              523,350
Post Properties                      1,670               53,858
RAIT Investment Trust                4,763              127,887
Redwood Trust                       18,552            1,056,350
Summit Properties                    1,031               32,373
Town & Country Trust                10,900              290,158
Universal Health Realty
 Income Trust                       15,316              460,399
Ventas                              15,400              397,628
                                                   --------------
Total                                                 7,282,171
-----------------------------------------------------------------

Restaurants (1.8%)

Bob Evans Farms                      5,353              121,245
CBRL Group                          17,904              766,470
CEC Entertainment                    1,925(b)            74,498
CKE Restaurants                     47,200(b)           728,768
Domino's Pizza                      28,300              483,081
Jack in the Box                     21,132(b)           758,639
Lone Star Steakhouse & Saloon       17,300              460,180
PF Chang's China Bistro             10,400(b)           570,024
Ryan's Restaurant Group              7,654(b)           102,870
                                                   --------------
Total                                                 4,065,775
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Retail -- general (4.0%)

7-Eleven                            28,500(b)          $715,920
Aeropostale                         12,300(b)           392,370
American Eagle Outfitters           13,200              714,516
bebe stores                          3,589              101,030
Brown Shoe                           2,993               99,966
Cato Cl A                            4,517              134,336
Checkpoint Systems                  32,000(b)           534,080
Coldwater Creek                     24,955(b)           691,503
Department 56                        2,948(b)            48,701
Finish Line Cl A                    39,100              799,986
Group 1 Automotive                   3,254(b)            89,973
Guitar Center                       11,300(b)           684,554
Hughes Supply                       15,500              475,075
Linens 'N Things                     4,035(b)           108,501
Martha Stewart Living Cl A           3,037(b)           107,358
Movie Gallery                        2,805               64,066
Pacific Sunwear of California        9,300(b)           239,568
Pantry                              25,400(b)           864,870
Payless ShoeSource                   6,772(b)            79,368
Russ Berrie & Co                     2,729               62,112
Sonic Automotive                     5,539              122,910
Sotheby's Holdings Cl A             34,000(b)           605,880
Stage Stores                        22,700(b)           875,313
Too                                  2,405(b)            63,877
Trans World Entertainment           10,700(b)           150,121
United Stationers                    4,612(b)           202,836
Weis Markets                         2,994              111,317
Zale                                 6,759(b)           201,080
                                                   --------------
Total                                                 9,341,187
-----------------------------------------------------------------

Telecom equipment & services (1.5%)

CommScope                           29,300(b)           443,602
Digi Intl                           52,600(b)           794,260
Ditech Communications               39,900(b)           501,144
Plantronics                         14,390              524,372
Premiere Global Services            39,400(b)           401,092
Sycamore Networks                  114,700(b)           411,773
Tekelec                             11,700(b)           198,666
Ubiquitel                           30,200(b)           225,896
                                                   --------------
Total                                                 3,500,805
-----------------------------------------------------------------

Textiles & apparel (2.7%)

Burlington Coat
 Factory Warehouse                   4,705              131,928
Deckers Outdoor                     25,020(b,d)       1,026,070
DHB Inds                            28,300(b)           401,577
Genesco                             21,161(b)           623,615
Hartmarx                            66,100(b)           549,952
Jos A Bank Clothiers                12,300(b)           333,822
Kellwood                             1,712               49,083
Quiksilver                          34,000(b)         1,074,060
Russell                              5,482               99,169
Steven Madden                        2,712(b)            50,660
Stride Rite                          6,844               88,972
Warnaco Group                       47,300(b)         1,131,417
Wolverine World Wide                35,920              799,220
                                                   --------------
Total                                                 6,359,545
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
175   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                              Shares             Value(a)

Utilities -- electric (1.4%)

Aquila                              55,583(b)          $198,431
Black Hills                          1,557               49,357
Calpine                             47,200(b)           156,232
CH Energy Group                      1,372               63,318
Cleco                                5,934              120,401
Duquesne Light Holdings             33,546              628,317
El Paso Electric                    34,519(b)           689,344
Idacorp                             38,676            1,118,123
Otter Tail                           2,325               58,776
PNM Resources                        2,860               75,046
                                                   --------------
Total                                                 3,157,345
-----------------------------------------------------------------

Utilities -- natural gas (3.2%)

Energen                             20,486            1,321,347
New Jersey Resources                12,756              566,366
Nicor                                4,118              153,560
ONEOK                               28,900              846,770
Peoples Energy                       4,026              172,232
Plains Exploration
  & Production                      28,600(b)           972,686
Quicksilver Resources               11,829(b)           588,848
Southwestern Energy                 21,469(b)         1,309,609
UGI                                 18,089              809,483
Western Gas Resources               12,500              462,500
WGL Holdings                         2,738               84,057
                                                   --------------
Total                                                 7,287,458
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Utilities -- telephone (0.5%)

Commonwealth Telephone
 Enterprises                        16,900(b)          $804,440
General Communication Cl A          41,270(b)           385,049
                                                   --------------
Total                                                 1,189,489
-----------------------------------------------------------------

Total common stocks
(Cost: $193,491,551)                               $227,556,898
-----------------------------------------------------------------

Short-term securities (2.6%)(e)

Issuer          Effective         Amount           Value(a)
                  yield         payable at
                                 maturity

U.S. government agency (2.1%)

Federal Natl Mtge Assn Disc Nt
   04-06-05       2.39%         $5,000,000        $4,987,735
-----------------------------------------------------------------

Commercial paper (0.5%)

Citigroup Global Markets Holdings
   03-01-05       2.60           1,100,000         1,099,921
-----------------------------------------------------------------

Total short-term securities
(Cost: $6,087,400)                                $6,087,656
-----------------------------------------------------------------

Total investments in securities
(Cost: $199,578,951)(f)                         $233,644,554
=================================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 1.6% of net assets.

(d)    At Feb. 28, 2005, security was partially or fully on loan.
       See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.1% of net assets. See Note 6 to the financial statements. 1.5% of net assets is the Fund's cash equivalent position.

(f) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $199,579,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                   $39,770,000
       Unrealized depreciation                                    (5,704,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                               $34,066,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form
       N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
       (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
176   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Strategy Aggressive Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.3%)

Issuer                              Shares             Value(a)

Aerospace & defense (2.8%)

Alliant Techsystems                 64,100(b)        $4,437,643
Precision Castparts                 90,100            6,780,926
Rockwell Collins                   229,500           10,568,475
                                                   --------------
Total                                                21,787,044
-----------------------------------------------------------------

Automotive & related (0.5%)

Gentex                             118,000            4,001,380
-----------------------------------------------------------------

Banks and savings & loans (--%)

Greenhill & Co LLC                  10,200              357,000
-----------------------------------------------------------------

Broker dealers (0.1%)

optionsXpress Holdings              26,350(b)           454,538
-----------------------------------------------------------------

Chemicals (1.5%)

Rohm & Haas                        250,600           12,071,402
-----------------------------------------------------------------

Computer hardware (3.3%)

Network Appliance                  711,700(b)        21,358,117
SanDisk                            166,700(b)         4,480,896
                                                   --------------
Total                                                25,839,013
-----------------------------------------------------------------

Computer software & services (11.9%)

Affiliated Computer
  Services Cl A                    240,600(b,d)      12,439,020
Akamai Technologies                150,100(b)         1,652,601
Autodesk                           247,200            7,346,784
DST Systems                        126,300(b)         5,997,987
Juniper Networks                   430,612(b)         9,275,382
Mercury Interactive                289,900(b)        13,300,612
NAVTEQ                              85,700(b)         3,745,090
NCR                                164,900(b)         6,429,451
Paychex                            193,200            6,168,876
SunGard Data Systems               269,200(b)         7,028,812
TIBCO Software                     683,400(b)         6,669,984
VeriSign                           453,200(b)        12,426,744
                                                   --------------
Total                                                92,481,343
-----------------------------------------------------------------

Electronics (7.4%)

ASML Holding                       417,300(b,c)       7,644,936
Broadcom Cl A                      120,800(b)         3,895,800
KLA-Tencor                         193,200(b)         9,546,012
Marvell Technology Group           453,100(b,c)      16,578,929
Microchip Technology               148,300            4,072,318
PortalPlayer                        10,150(b)           233,653
Skyworks Solutions                 618,800(b)         4,492,488
Xilinx                             126,300            3,814,260
Zebra Technologies Cl A            151,700(b)         7,565,279
                                                   --------------
Total                                                57,843,675
-----------------------------------------------------------------

Energy (7.7%)

Apache                             193,200           12,148,416
Chesapeake Energy                  264,700            5,741,343
EOG Resources                      146,800           13,376,416
Pioneer Natural Resources          188,700            7,957,479
XTO Energy                         453,400           20,638,768
                                                   --------------
Total                                                59,862,422
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Energy equipment & services (3.4%)

BJ Services                         82,600           $4,126,696
Nabors Inds                        194,100(b,c)      11,141,340
Precision Drilling                 144,100(b,c)      10,997,712
                                                   --------------
Total                                                26,265,748
-----------------------------------------------------------------

Financial services (3.0%)

Advance America Cash
  Advance Centers                  199,700            4,059,901
Alliance Data Systems              291,800(b)        11,511,510
CapitalSource                      344,700(b,d)       7,928,100
                                                   --------------
Total                                                23,499,511
-----------------------------------------------------------------

Health care products (18.4%)

Amylin Pharmaceuticals             242,500(b)         5,194,350
Barr Pharmaceuticals                85,200(b)         4,067,448
Beckman Coulter                    116,800            8,228,560
Biomet                             202,600            8,553,772
Cooper Companies                    80,200            6,604,470
CR Bard                            310,300           20,634,950
Eyetech Pharmaceuticals            242,500(b)         8,036,450
Foxhollow Technologies               8,000(b)           220,400
Gen-Probe                          161,000(b)         8,196,510
Genzyme                            195,400(b)        10,959,986
Gilead Sciences                    445,900(b)        15,405,845
Invitrogen                         193,200(b)        13,516,272
Kinetic Concepts                   119,400(b)         7,788,462
MGI Pharma                         129,100(b)         2,956,390
OSI Pharmaceuticals                119,900(b)         6,550,137
Sepracor                            84,500(b)         5,447,715
St. Jude Medical                   250,700(b)         9,802,370
Valeant Pharmaceuticals Intl        81,500            1,976,375
                                                   --------------
Total                                               144,140,462
-----------------------------------------------------------------

Health care services (4.8%)

Caremark Rx                        484,000(b)        18,527,520
Community Health Systems           386,500(b)        12,511,005
PacifiCare Health Systems           33,800(b)         2,145,624
Quest Diagnostics                   42,700            4,244,380
                                                   --------------
Total                                                37,428,529
-----------------------------------------------------------------

Home building (0.6%)

Lennar Cl A                         70,500            4,287,810
-----------------------------------------------------------------

Household products (1.5%)

Church & Dwight                    330,300           11,682,711
-----------------------------------------------------------------

Industrial services (3.0%)

ChoicePoint                         92,000(b)         3,707,600
Cintas                             123,600            5,411,208
Fastenal                           237,800           13,901,788
                                                   --------------
Total                                                23,020,596
-----------------------------------------------------------------

Industrial transportation (4.9%)

CH Robinson Worldwide              134,400            7,365,120
JB Hunt Transport Services         478,500           22,580,415
UTI Worldwide                      113,700(c)         8,431,992
                                                   --------------
Total                                                38,377,527
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Insurance (3.7%)

Assurant                           176,500           $6,071,600
IPC Holdings                       110,500(c)         4,629,950
United America
 Indemnity Cl A                    242,500(b,c)       4,425,625
WellChoice                         268,500(b)        13,868,025
                                                   --------------
Total                                                28,995,200
-----------------------------------------------------------------

Leisure time & entertainment (1.0%)

Harman Intl Inds                    69,800            7,829,466
-----------------------------------------------------------------

Lodging & gaming (1.2%)

GTECH Holdings                     366,000            8,546,100
Las Vegas Sands                      8,850(b)           423,915
                                                   --------------
Total                                                 8,970,015
-----------------------------------------------------------------

Media (2.0%)

EW Scripps Cl A                    157,500            7,270,200
Univision
 Communications Cl A               203,600(b)         5,373,004
XM Satellite Radio
  Holdings Cl A                     84,500(b)         2,785,120
                                                   --------------
Total                                                15,428,324
-----------------------------------------------------------------

Metals (1.1%)

Peabody Energy                      90,500            8,787,550
-----------------------------------------------------------------

Multi-industry (6.0%)

Apollo Group Cl A                   51,900(b)         3,821,916
Corporate Executive Board          243,400           15,224,670
Danaher                            242,500           13,136,225
Manpower                           338,200           14,779,340
                                                   --------------
Total                                                46,962,151
-----------------------------------------------------------------

Paper & packaging (2.3%)

Bowater                            185,700            7,210,731
Smurfit-Stone Container            646,700(b)        10,754,621
                                                   --------------
Total                                                17,965,352
-----------------------------------------------------------------

Restaurants (2.1%)

Starbucks                          315,000(b)        16,320,150
-----------------------------------------------------------------

Retail -- general (0.8%)

Advance Auto Parts                 105,100(b)         5,294,938
Build-A-Bear Workshop               22,050(b)           754,331
                                                   --------------
Total                                                 6,049,269
-----------------------------------------------------------------

Telecom equipment & services (0.4%)

Arbinet-thexchange                  15,450(b)           376,980
Research In Motion                  47,200(b,c)       3,120,392
                                                   --------------
Total                                                 3,497,372
-----------------------------------------------------------------

Textiles & apparel (1.9%)

Chico's FAS                        180,400(b)         5,312,780
Coach                              165,600(b)         9,195,768
                                                   --------------
Total                                                14,508,548
-----------------------------------------------------------------

Total common stocks
(Cost: $578,906,899)                               $758,714,108
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
177   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Strategy Aggressive Fund

Bond (0.3%)

Issuer            Coupon         Principal          Value(a)
                   rate            amount

Federal Farm Credit Bank
   03-15-06       2.50%         $2,000,000        $1,980,482
--------------------------------------------------------------

Total bond
(Cost: $1,999,422)                                $1,980,482
--------------------------------------------------------------

Short-term securities (3.9%)(e)

Issuer          Effective         Amount           Value(a)
                  yield         payable at
                                 maturity

U.S. government agency (2.4%)

Federal Natl Mtge Assn Disc Nts
   05-02-05       2.61%         $4,000,000        $3,981,812
   05-03-05       2.61           5,000,000         4,976,900
   05-18-05       2.62          10,000,000         9,942,800
                                               ---------------
Total                                             18,901,512
--------------------------------------------------------------

Short-term securities (continued)

Issuer          Effective         Amount           Value(a)
                  yield         payable at
                                 maturity

Commercial paper (1.5%)

Rabobank USA Financial
   03-01-05       2.60%         $8,000,000        $7,999,422

Ranger Funding Company LLC
   03-11-05       2.53           3,200,000         3,197,526
                                               ---------------
Total                                             11,196,948
--------------------------------------------------------------

Total short-term securities
(Cost: $30,097,971)                              $30,098,460
--------------------------------------------------------------

Total investments in securities
(Cost: $611,004,292)(f)                         $790,793,050
==============================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Feb. 28, 2005, the value of foreign securities represented 8.6% of net assets.

(d)    At Feb. 28, 2005, security was partially or fully on loan.
       See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.4% of net assets. See Note 6 to the financial statements. 2.5% of net assets is the Fund's cash equivalent position.

(f) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $611,004,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                  $194,680,000
       Unrealized depreciation                                   (14,891,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                              $179,789,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form
       N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
       (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
178   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Threadneedle Emerging Markets Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.4%)(c)

Issuer                              Shares             Value(a)

Argentina (0.7%)

Home building

IRSA Inversiones y
  Representaciones                  43,453(b)          $713,498
-----------------------------------------------------------------

Brazil (10.5%)

Banks and savings & loans (1.7%)

Banco Bradesco                      51,986            1,637,283
-----------------------------------------------------------------

Energy (4.3%)

Petroleo Brasileiro ADR            102,481            4,355,443
-----------------------------------------------------------------

Metals (3.7%)

Cia Vale do Rio Doce ADR           126,632            3,645,735
-----------------------------------------------------------------

Paper & packaging (0.7%)

Aracruz Celulose ADR                17,525              671,558
-----------------------------------------------------------------

Textiles & apparel (0.1%)

Grenedene                           10,131(b)           112,428
-----------------------------------------------------------------

Chile (1.0%)

Metals

Antofagasta                         38,643            1,027,473
-----------------------------------------------------------------

China (3.0%)

Energy (1.1%)

CNOOC                            1,831,000            1,053,105
-----------------------------------------------------------------

Metals (1.0%)

Yanzhou Coal Mining Cl H           708,000(b)         1,115,971
-----------------------------------------------------------------

Telecom equipment & services (0.9%)

China Telecom Cl H               2,234,000              849,043
-----------------------------------------------------------------

Hong Kong (2.1%)

Retail -- general

Esprit Holdings                    140,000              994,506
Giordano Intl                    1,660,000            1,095,055
                                                   --------------
Total                                                 2,089,561
-----------------------------------------------------------------

Hungary (2.9%)

Banks and savings & loans (1.2%)

OTP Bank                            30,773            1,228,555
-----------------------------------------------------------------

Health care products (1.7%)

Gedeon Richter                      10,492            1,606,576
-----------------------------------------------------------------

India (4.1%)

Banks and savings & loans (1.4%)

ICICI Bank ADR                      30,510              691,052
State Bank of India ADR             16,238(d)           727,462
                                                   --------------
Total                                                 1,418,514
-----------------------------------------------------------------

Beverages & tobacco (0.7%)

ITC                                 24,345              722,400
-----------------------------------------------------------------

Building materials & construction (0.4%)

Grasim Inds GDR                     14,155(d)           440,928
-----------------------------------------------------------------

Computer software & services (1.6%)

Infosys Technologies                30,525            1,561,064
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Indonesia (1.2%)

Beverages & tobacco

HM Sampoerna                     1,378,000           $1,211,082
-----------------------------------------------------------------

Israel (4.7%)

Chemicals (1.1%)

Makhteshin-Agan Inds               184,962            1,046,478
-----------------------------------------------------------------

Computer software & services (1.4%)

Check Point Software
  Technologies                      60,835(b)         1,346,279
-----------------------------------------------------------------

Electronics (0.4%)

Lipman Electronic Engineering       14,542              425,790
-----------------------------------------------------------------

Health care products (1.8%)

Teva Pharmaceutical Inds ADR        59,542            1,792,810
-----------------------------------------------------------------

Malaysia (2.3%)

Banks and savings & loans (1.3%)

Malayan Banking                    399,000            1,289,316
-----------------------------------------------------------------

Leisure time & entertainment (1.0%)

Resorts World                      365,800              970,000
-----------------------------------------------------------------

Mexico (8.9%)

Beverages & tobacco (1.9%)

Grupo Modelo Series C              614,300            1,870,689
-----------------------------------------------------------------

Cellular telecommunications (2.2%)

America Movil ADR Series L          38,419            2,255,195
-----------------------------------------------------------------

Media (1.1%)

Grupo Televisa ADR                  16,951            1,092,492
-----------------------------------------------------------------

Metals (0.4%)

Hylsamex Cl B                      129,201(b)           444,084
-----------------------------------------------------------------

Multi-industry (0.8%)

Grupo Financiero Banorte           110,771              766,464
-----------------------------------------------------------------

Real estate (1.1%)

Consorcio ARA                      292,600(b)         1,083,743
-----------------------------------------------------------------

Retail -- general (1.4%)

Wal-Mart de Mexico Series V        369,270            1,357,070
-----------------------------------------------------------------

Netherlands Antilles (1.0%)

Beverages & tobacco

Efes Breweries Intl GDR             30,058(b,d)         961,856
-----------------------------------------------------------------

Peru (0.8%)

Precious metals

Compania de Minas
  Buenaventura ADR                  32,915              762,311
-----------------------------------------------------------------

Philippine Islands (0.7%)

Utilities -- telephone

Philippine Long
  Distance Telephone                27,760(b)           705,458
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Poland (0.7%)

Media

TVN                                 44,853(b)          $710,304
-----------------------------------------------------------------

Russia (7.9%)

Energy (3.2%)

LUKOIL ADR                          15,064            2,105,194
Surgutneftegaz ADR                  24,725            1,033,505
                                                   --------------
Total                                                 3,138,699
-----------------------------------------------------------------

Precious metals (1.1%)

Mining and Metallurgical Co
   Norilsk Nickel ADR               16,395            1,082,071
-----------------------------------------------------------------

Utilities -- telephone (3.6%)

Mobile Telesystems ADR              91,145            3,654,003
-----------------------------------------------------------------

South Africa (9.6%)

Banks and savings & loans (3.2%)

ABSA Group                         138,932            1,897,167
Standard Bank Group                118,614            1,308,277
                                                   --------------
Total                                                 3,205,444
-----------------------------------------------------------------

Energy equipment & services (1.6%)

Sasol                               62,860            1,579,096
-----------------------------------------------------------------

Multi-industry (0.9%)

Barloworld                          47,299              860,033
-----------------------------------------------------------------

Precious metals (0.7%)

AngloGold Ashanti                   18,616              664,674
-----------------------------------------------------------------

Retail -- general (1.8%)

JD Group                            89,769            1,001,579
Massmart Holdings                  104,603              816,818
                                                   --------------
Total                                                 1,818,397
-----------------------------------------------------------------

Telecom equipment & services (1.4%)

Telkom                              68,932            1,340,871
-----------------------------------------------------------------

South Korea (16.0%)

Automotive & related (1.5%)

Hyundai Motor                       26,050            1,494,268
Hyundai Motor GDR                        1(d)                28
                                                   --------------
Total                                                 1,494,296
-----------------------------------------------------------------

Banks and savings & loans (3.7%)

Hana Bank                           32,290              923,832
Kookmin Bank                        59,250            2,729,423
                                                   --------------
Total                                                 3,653,255
-----------------------------------------------------------------

Electronics (5.9%)

Samsung Electronics                 11,007            5,728,207
-----------------------------------------------------------------

Engineering & construction (0.8%)

Hyundai Development                 42,490              753,171
-----------------------------------------------------------------

Metals (2.6%)

POSCO                               11,933            2,608,691
-----------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
179   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Threadneedle Emerging Markets Fund

Issuer                              Shares             Value(a)

South Korea (cont.)

Retail -- general (1.5%)

Shinsegae                            4,606           $1,482,786
-----------------------------------------------------------------

Taiwan (11.7%)

Banks and savings & loans (3.6%)

Chinatrust Financial Holding     1,678,136            2,000,556
E.Sun Financial Holdings           766,000              625,141
Taishin Financial Holdings         900,808              854,483
                                                   --------------
Total                                                 3,480,180
-----------------------------------------------------------------

Computer hardware (1.9%)

Asustek Computer                   315,800              908,186
Hon Hai Precision Inds             212,000              987,253
                                                   --------------
Total                                                 1,895,439
-----------------------------------------------------------------

Electronics (4.4%)

Acer                               555,584              902,154
AU Optronics                       425,000              671,766
Taiwan Semiconductor Mfg         1,546,340            2,726,012
                                                   --------------
Total                                                 4,299,932
-----------------------------------------------------------------

Insurance (1.1%)

Cathay Financial Holding           543,000            1,104,738
-----------------------------------------------------------------

Textiles & apparel (0.7%)

Far Eastern Textile                948,000              717,992
-----------------------------------------------------------------

Common stocks (continued)

Issuer                              Shares             Value(a)

Thailand (2.5%)

Banks and savings & loans (1.9%)

Bangkok Bank                       276,700             $874,478
Kasikornbank                       576,400(b)           986,283
                                                   --------------
Total                                                 1,860,761
-----------------------------------------------------------------

Utilities -- telephone (0.6%)

Advanced Info Service              219,200              628,409
-----------------------------------------------------------------

Turkey (1.0%)

Beverages & tobacco (--%)

Anadolu Efes Biracilik ve
  Malt Sanayil                           1                   14
-----------------------------------------------------------------

Furniture & appliances (1.0%)

Arcelik                            152,789(b)         1,029,930
-----------------------------------------------------------------

United Kingdom (1.1%)

Metals

BHP Billiton                        75,074            1,116,914
-----------------------------------------------------------------

Total common stocks
(Cost: $77,679,793)                                 $93,538,559
-----------------------------------------------------------------

Preferred stock (0.8%)(c)

Issuer                              Shares             Value(a)

Brazil

Banco Itau Holding Financeira        4,618             $799,800
-----------------------------------------------------------------

Total preferred stock
(Cost: $548,240)                                       $799,800
-----------------------------------------------------------------

Short-term securities (3.6%)

Issuer          Effective         Amount            Value(a)
                 yield          payable at
                                 maturity

U.S. government agency
Federal Natl Mtge Assn
   05-02-05       2.61%           $500,000          $497,727
   05-03-05       2.61           1,300,000         1,293,993
   05-04-05       2.61             800,000           796,246
   05-18-05       2.62           1,000,000           994,280
-----------------------------------------------------------------

Total short-term securities
(Cost: $3,582,189)                                $3,582,246
-----------------------------------------------------------------

Total investments in securities
(Cost: $81,810,222)(e)                           $97,920,605
=================================================================

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c)    Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2005, the value of these securities amounted to $2,130,274 or 2.1% of net assets.

(e) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $81,810,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                   $16,229,000
       Unrealized depreciation                                      (118,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                               $16,111,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
180   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Threadneedle International Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.3%)(c)

Issuer                                 Shares          Value(a)

Australia (1.8%)

Financial services (0.4%)

Lend Lease                            453,238        $4,441,074
-----------------------------------------------------------------

Metals (1.1%)

BHP Billiton                          925,623        14,157,277
-----------------------------------------------------------------

Precious metals (0.3%)

Newcrest Mining                       252,107         3,431,521
-----------------------------------------------------------------

Austria (0.6%)

Building materials & construction

Wienerberger                          154,827         7,693,874
-----------------------------------------------------------------

Belgium (2.0%)

Food (0.5%)

Colruyt                                36,833         6,331,515
-----------------------------------------------------------------

Retail -- general (1.0%)

Delhaize Group                        153,139        12,061,058
-----------------------------------------------------------------

Telecom equipment & services (0.5%)

Belgacom                              135,540(b)      5,691,538
-----------------------------------------------------------------

Brazil (1.3%)

Energy (0.4%)

Petroleo Brasileiro ADR               127,718         5,428,015
-----------------------------------------------------------------

Metals (0.9%)

Cia Vale do Rio Doce ADR              346,800         9,984,372
-----------------------------------------------------------------
Denmark (0.4%)

Industrial transportation

AP Moller - Maersk                        570         5,354,684
-----------------------------------------------------------------

Finland (0.6%)

Computer software & services

TietoEnator                           208,447         7,556,418
-----------------------------------------------------------------

France (6.1%)

Aerospace & defense (0.5%)

Thales                                129,913         5,874,137
-----------------------------------------------------------------

Energy (2.2%)

Total                                 109,195        25,959,856
-----------------------------------------------------------------

Health care services (0.8%)

Essilor Intl                          139,449         9,773,524
-----------------------------------------------------------------

Insurance (1.4%)

AXA                                   619,433        16,636,528
-----------------------------------------------------------------

Machinery (0.7%)

Schneider Electric                    108,904         8,678,640
-----------------------------------------------------------------

Multi-industry (0.5%)

Neopost                                75,444         6,293,870
-----------------------------------------------------------------

Common stocks (continued)

Issuer                                 Shares          Value(a)

Germany (4.7%)

Automotive & related (0.8%)

Continental                           132,453        $9,814,970
-----------------------------------------------------------------

Banks and savings & loans (0.5%)

Hypo Real Estate Holding              143,985(b)      5,853,832
-----------------------------------------------------------------

Computer hardware (0.7%)

Wincor Nixdorf                         93,637(b)      7,877,073
-----------------------------------------------------------------

Health care products (0.7%)

Celesio                               105,738         7,980,882
-----------------------------------------------------------------

Utilities -- electric (1.2%)

E.ON                                  170,335        15,319,900
-----------------------------------------------------------------

Utilities -- telephone (0.8%)

Deutsche Telekom                      461,012(b)      9,625,447
-----------------------------------------------------------------

Hong Kong (2.3%)

Financial services (0.5%)

Cheung Kong Holdings                  610,000         5,780,650
-----------------------------------------------------------------

Multi-industry (0.7%)

New World Development               4,033,400         4,087,980
Swire Pacific Cl A                    690,000         5,637,474
                                                   --------------
Total                                                 9,725,454
-----------------------------------------------------------------

Real estate (0.8%)

Sun Hung Kai Properties             1,010,000         9,382,180
-----------------------------------------------------------------

Retail -- general (0.3%)

Esprit Holdings                       486,000         3,452,358
-----------------------------------------------------------------

Hungary (0.6%)

Banks and savings & loans

OTP Bank                              193,555         7,727,326
-----------------------------------------------------------------

Ireland (2.4%)

Banks and savings & loans (1.4%)

Allied Irish Banks                    301,661         6,475,143
Anglo Irish Bank                      386,685        10,173,335
                                                   --------------
Total                                                16,648,478
-----------------------------------------------------------------

Building materials & construction (1.0%)

CRH                                   427,473        11,978,167
-----------------------------------------------------------------

Israel (0.3%)

Computer software & services

Check Point Software
  Technologies                        162,400(b)      3,593,912
-----------------------------------------------------------------

Italy (5.7%)

Banks and savings & loans (0.7%)

Banco Popolare di
  Verona e Novara                     407,316         7,958,133
-----------------------------------------------------------------

Common stocks (continued)

Issuer                                 Shares          Value(a)

Italy (cont.)

Energy (1.7%)

Eni                                   833,067       $21,762,541
-----------------------------------------------------------------

Insurance (1.0%)

Riunione Adriatica di Sicurta         498,136        11,529,494
-----------------------------------------------------------------

Multi-industry (0.6%)

Autostrade                            259,652         7,206,406
-----------------------------------------------------------------

Telecom equipment & services (0.4%)

FastWeb                                98,765(b)      5,251,029
-----------------------------------------------------------------

Utilities -- electric (0.6%)

Enel                                  779,291         7,497,280
-----------------------------------------------------------------

Utilities -- telephone (0.7%)

Telecom Italia                      2,542,726         8,020,588
-----------------------------------------------------------------

Japan (18.7%)

Automotive & related (2.0%)

Fuji Heavy Inds                       450,000         2,095,448
Honda Motor                            86,000         4,615,379
Nissan Motor                          400,000         4,297,248
Toyota Motor                          325,000        12,615,739
                                                   --------------
Total                                                23,623,814
-----------------------------------------------------------------

Banks and savings & loans (1.4%)

ACOM                                   43,000         2,966,179
Bank of Kyoto                         250,000         2,128,749
Mitsubishi Tokyo Financial Group          982         8,996,941
Sumitomo Mitsui Financial Group           466         3,231,441
                                                   --------------
Total                                                17,323,310
-----------------------------------------------------------------

Building materials & construction (0.9%)

Asahi Glass                           400,000         4,401,126
Nishimatsu Construction             1,620,000         6,273,871
                                                   --------------
Total                                                10,674,997
-----------------------------------------------------------------

Cellular telecommunications (0.4%)

NTT DoCoMo                              2,946         5,005,228
-----------------------------------------------------------------

Chemicals (1.2%)

Shin-Etsu Chemical                     80,700         3,299,663
Showa Denko                           850,000         2,219,067
Sumitomo Chemical                   1,599,000         8,542,002
                                                   --------------
Total                                                14,060,732
-----------------------------------------------------------------

Computer software & services (0.3%)

NIWS                                       73           225,193
Nomura Research Institute              34,100         3,347,357
                                                   --------------
Total                                                 3,572,550
-----------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
181   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Threadneedle International Fund

Issuer                                 Shares          Value(a)

Japan (cont.)

Electronics (2.2%)

eAccess                                 2,500(b)     $2,472,584
Keyence                                35,050         8,473,857
Murata Mfg                             90,000         4,958,550
NEC                                   500,000         3,241,386
Rohm                                   50,000         5,006,423
Victor Company of Japan               421,000         3,583,855
                                                   --------------
Total                                                27,736,655
-----------------------------------------------------------------

Energy (0.4%)

Nippon Oil                            628,000         4,673,523
-----------------------------------------------------------------

Engineering & construction (0.5%)

Daiwa House Industry                  500,000         5,703,119
-----------------------------------------------------------------

Financial services (0.9%)

Nomura Holdings                       495,000         6,847,766
Sumitomo Trust & Banking              600,000         4,126,435
                                                   --------------
Total                                                10,974,201
-----------------------------------------------------------------

Furniture & appliances (0.4%)

Matsushita Electric
  Industrial                          349,000         5,219,407
-----------------------------------------------------------------

Health care products (0.9%)

Chugai Pharmaceutical                 238,100         3,479,617
Sankyo                                130,100         2,944,480
Yamanouchi Pharmaceutical             120,000         4,261,520
                                                   --------------
Total                                                10,685,617
-----------------------------------------------------------------

Household products (0.4%)

Kao                                   179,000         4,246,129
-----------------------------------------------------------------

Industrial transportation (0.4%)

Tokyu                                 600,000         3,219,808
West Japan Railway                        309         1,216,168
                                                   --------------
Total                                                 4,435,976
-----------------------------------------------------------------

Insurance (0.5%)

Mitsui Sumitomo Insurance             251,000         2,237,413
T&D Holdings                           60,300(b)      3,218,222
                                                   --------------
Total                                                 5,455,635
-----------------------------------------------------------------

Machinery (1.2%)
Amada                                 879,000         5,760,123
Kurita Water Inds.                    143,500         2,250,847
SMC                                    36,000         4,374,070
THK                                    92,600         2,001,167
                                                   --------------
Total                                                14,386,207
-----------------------------------------------------------------

Media (0.5%)

Dai Nippon Printing                   250,000         4,212,208
Nippon Telegraph & Telephone              400         1,737,408
                                                   --------------
Total                                                 5,949,616
-----------------------------------------------------------------

Metals (0.6%)

Mitsui Mining & Smelting              468,000         2,146,235
Nippon Steel                        1,860,000         5,121,398
                                                   --------------
Total                                                 7,267,633
-----------------------------------------------------------------

Common stocks (continued)

Issuer                                 Shares          Value(a)

Japan (cont.)

Multi-industry (0.5%)

Canon                                 125,000        $6,610,824
-----------------------------------------------------------------

Paper & packaging (0.5%)

Nippon Paper Group                      1,354         6,621,354
-----------------------------------------------------------------

Real estate (1.3%)

Daito Trust Construction              151,300         6,202,851
Mitsui Fudosan                        733,000         9,099,727
                                                   --------------
Total                                                15,302,578
-----------------------------------------------------------------

Retail -- general (0.6%)
Komeri                                 71,900         1,828,614
Marui                                 196,000         2,569,929
Seven-Eleven Japan                     97,900         2,973,088
                                                   --------------
Total                                                 7,371,631
-----------------------------------------------------------------

Textiles & apparel (0.3%)

Onward Kashiyama                      208,000         3,063,275
-----------------------------------------------------------------

Utilities -- electric (0.3%)

Tokyo Electric Power                  140,000         3,429,361
-----------------------------------------------------------------

Utilities -- telephone (0.1%)

KDDI                                      351         1,806,205
-----------------------------------------------------------------

Mexico (1.0%)

Cellular telecommunications (0.5%)

America Movil ADR Series L            112,936         6,629,343
-----------------------------------------------------------------

Retail -- general (0.5%)

Wal-Mart de Mexico
  Series V                          1,621,300         5,958,288
-----------------------------------------------------------------

Netherlands (3.1%)

Energy (1.1%)

Royal Dutch Petroleum                 192,379        12,127,814
-----------------------------------------------------------------

Food (0.7%)

Royal Numico                          208,682(b)      8,415,287
-----------------------------------------------------------------

Insurance (0.8%)

Aegon                                 700,311        10,083,311
-----------------------------------------------------------------

Media (0.5%)

Reed Elsevier                         441,895         6,628,857
-----------------------------------------------------------------

Russia (0.6%)

Utilities -- telephone

Mobile Telesystems ADR                173,719         6,964,395
-----------------------------------------------------------------

Singapore (1.4%)

Banks and savings & loans (0.9%)

DBS Group Holdings                  1,167,000        10,690,433
-----------------------------------------------------------------

Real estate (0.5%)

City Developments                   1,382,000         5,740,035
-----------------------------------------------------------------

South Africa (0.8%)

Banks and savings & loans

ABSA Group                            673,995         9,203,648
-----------------------------------------------------------------

Common stocks (continued)

Issuer                                 Shares          Value(a)

South Korea (2.3%)

Banks and savings & loans (0.5%)

Kookmin Bank                          137,690        $6,342,854
-----------------------------------------------------------------

Electronics (1.4%)

Samsung Electronics                    31,220        16,247,356
-----------------------------------------------------------------

Metals (0.4%)

POSCO                                  24,331         5,319,036
-----------------------------------------------------------------

Spain (3.5%)

Banks and savings & loans (2.3%)

Banco Bilbao Vizcaya Argentaria       754,809        13,050,159
Banco Santander Central Hispano     1,160,696        14,334,959
                                                   --------------
Total                                                27,385,118
-----------------------------------------------------------------

Computer software & services (0.6%)

Indra Sistemas                        439,012         7,589,372
-----------------------------------------------------------------

Utilities -- electric (0.6%)

Iberdrola                             296,662         7,815,281
-----------------------------------------------------------------

Sweden (0.5%)

Telecom equipment & services

Telefonaktiebolaget
   LM Ericsson Cl B                 1,861,633(b)      5,470,342
-----------------------------------------------------------------

Switzerland (6.8%)

Banks and savings & loans (1.6%)

UBS                                   228,991        19,880,161
-----------------------------------------------------------------

Chemicals (0.8%)

Syngenta                               88,429(b)      9,930,575
-----------------------------------------------------------------

Health care products (2.6%)

Nobel Biocare Holding                  48,635        10,593,587
Roche Holding                         188,079(d)     19,823,264
                                                   --------------
Total                                                30,416,851
-----------------------------------------------------------------

Insurance (0.7%)

Swiss Life Holding                     56,339(b)      8,591,873
-----------------------------------------------------------------

Metals (0.6%)

Xstrata                               335,012         7,044,171
-----------------------------------------------------------------

Retail -- general (0.5%)

Swatch Group Cl B                      40,498         5,621,093
-----------------------------------------------------------------

Taiwan (2.1%)

Banks and savings & loans (1.2%)

Chinatrust Financial
  Holding                          11,801,619        14,069,070
-----------------------------------------------------------------

Electronics (0.9%)

Taiwan Semiconductor Mfg            6,225,162        10,974,214
-----------------------------------------------------------------

Thailand (0.3%)

Banks and savings & loans

Bangkok Bank                        1,242,100         3,925,512
-----------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
182   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Threadneedle International Fund

Issuer                                    Shares       Value(a)

United Kingdom (26.4%)

Aerospace & defense (0.9%)

Rolls-Royce Group                      2,074,398(b) $10,350,699
-----------------------------------------------------------------

Airlines (0.6%)

British Airways                        1,526,994(b)   7,831,830
-----------------------------------------------------------------

Banks and savings & loans (3.9%)

Barclays                                 698,833      7,604,664
HBOS                                     474,757      7,547,405
Royal Bank of Scotland Group             485,389     16,612,363
Standard Chartered                       910,576     16,706,194
                                                   --------------
Total                                                48,470,626
-----------------------------------------------------------------

Beverages & tobacco (1.3%)

Gallaher Group                           516,485      7,781,797
Greene King                              137,997      3,283,364
SABMiller                                294,405      4,860,953
                                                   --------------
Total                                                15,926,114
-----------------------------------------------------------------

Building materials & construction (0.6%)

BPB                                      710,254      6,880,150
-----------------------------------------------------------------

Cellular telecommunications (2.2%)

Vodafone Group                        10,001,407     26,142,223
-----------------------------------------------------------------

Chemicals (0.6%)

Imperial Chemical Inds.                1,265,263      6,648,203
-----------------------------------------------------------------

Computer software & services (0.6%)

ARM Holdings                           3,214,358      6,640,368
-----------------------------------------------------------------

Energy (2.1%)

BP                                     1,558,843     16,837,132
Shell Transport & Trading                882,023      8,286,910
                                                   --------------
Total                                                25,124,042
-----------------------------------------------------------------

Financial services (2.6%)

3i Group                                 583,420      7,777,914
HSBC Holdings                            835,735     13,936,585
Land Securities Group                    394,595     10,413,169
                                                   --------------
Total                                                32,127,668
-----------------------------------------------------------------

Insurance (1.5%)

Friends Provident                      3,577,755     11,288,923
Prudential                               775,635      7,064,336
                                                   --------------
Total                                                18,353,259
-----------------------------------------------------------------

Common stocks (continued)

Issuer                                    Shares       Value(a)

United Kingdom (cont.)

Leisure time & entertainment (1.3%)

Carnival                                 270,709    $15,550,993
-----------------------------------------------------------------

Metals (0.5%)

Corus Group                            4,809,075(b)   5,480,259
-----------------------------------------------------------------

Restaurants (0.3%)

Enterprise Inns                          242,169      3,484,821
-----------------------------------------------------------------

Retail -- general (1.0%)

GUS                                      644,979     11,673,957
-----------------------------------------------------------------

Retail -- grocery (3.0%)

Tesco                                  4,284,257     25,120,812
Wm Morrison Supermarkets               2,810,545     12,091,252
                                                   --------------
Total                                                37,212,064
-----------------------------------------------------------------

Telecom equipment & services (0.8%)

mmO2                                   3,976,432(b)   9,247,599
-----------------------------------------------------------------

Utilities -- electric (1.4%)

Natl Grid Transco                        791,370      7,652,098
Scottish & Southern Energy               558,644      9,409,146
                                                   --------------
Total                                                17,061,244
-----------------------------------------------------------------

Utilities -- natural gas (1.2%)

BG Group                               1,875,619     14,683,178
-----------------------------------------------------------------

Total common stocks
(Cost: $947,187,348)                             $1,162,487,165
-----------------------------------------------------------------

Preferred stock & other (1.2%)(c)

Issuer                                    Shares       Value(a)

Germany (1.2%)

Porsche                                   19,194    $13,858,931
-----------------------------------------------------------------

Italy (--%)

FastWeb                                   98,765(b)     294,243
  Rights
-----------------------------------------------------------------

Singapore (--%)

City Development                         138,200(b)     361,285
  Warrants
-----------------------------------------------------------------

Total preferred stock & other
(Cost: $9,454,411)                                  $14,514,459
-----------------------------------------------------------------

Short-term securities (2.5%)(e)

Issuer          Effective               Amount                    Value(a)
                 yield                payable at
                                       maturity

U.S. government agencies (1.3%)

Federal Home Loan Mtge Corp Disc Nts
      03-14-05    2.40%               $7,300,000                 $7,293,186
      05-10-05    2.62                 6,200,000                  6,168,175

Federal Natl Mtge Assn Disc Nt
      04-13-05    2.41                 1,600,000                  1,595,296
                                                            -----------------
Total                                                            15,056,657
-----------------------------------------------------------------------------

Commercial paper (1.2%)

CC (USA)
      04-11-05    2.66                 4,200,000                  4,187,015

Morgan Stanley & Co
      03-01-05    2.60                 5,700,000                  5,699,588

Ranger Funding LLC
      03-11-05    2.53                 5,000,000                  4,996,135
                                                            -----------------
Total                                                            14,882,738
-----------------------------------------------------------------------------

Total short-term securities
(Cost: $29,940,795)                                             $29,939,395
-----------------------------------------------------------------------------

Total investments in securities
(Cost: $986,582,554)(f)                                      $1,206,941,019
=============================================================================

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
183   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Threadneedle International Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c)    Foreign security values are stated in U.S. dollars.

(d) At Feb. 28, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.6% of net assets. See Note 6 to the financial statements. 0.9% of net assets is the Fund's cash equivalent position.

(f) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $986,583,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                  $224,790,000
       Unrealized depreciation                                    (4,432,000)
       ------------------------------------------------------------------------
       Net unrealized appreciation                              $220,358,000
       ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
184   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Feb. 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

AXP VP - Cash Management Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,006.80                $3.48                     .70%

 Hypothetical (5% return before expenses)   $1,000                   $1,021.32                $3.51                     .70%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +0.68% for the six months ended Feb. 28, 2005.

AXP VP - Core Bond Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004            Feb. 28, 2005           the period(a)            expense ratio
 Actual(b)                                  $1,000                   $1,014.00                $4.74                     .95%

 Hypothetical (5% return before expenses)   $1,000                   $1,020.08                $4.76                     .95%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +1.40% for the six months ended Feb. 28, 2005.

--------------------------------------------------------------------------------
185   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,019.30                $4.06                     .81%

 Hypothetical (5% return before expenses)   $1,000                   $1,020.78                $4.06                     .81%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +1.93% for the six months ended Feb. 28, 2005.

AXP VP - Diversified Equity Income Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,190.20                $4.56                     .84%

 Hypothetical (5% return before expenses)   $1,000                   $1,020.63                $4.21                     .84%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +19.02% for the six months ended Feb. 28, 2005.

AXP VP - Equity Select Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,113.60                $4.24                     .81%

 Hypothetical (5% return before expenses)   $1,000                   $1,020.78                $4.06                     .81%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +11.36% for the six months ended Feb. 28, 2005.

AXP VP - Global Bond Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,079.00                $5.57                    1.08%

 Hypothetical (5% return before expenses)   $1,000                   $1,019.44                $5.41                    1.08%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +7.90% for the six months ended Feb. 28, 2005.

AXP VP - Growth Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,088.50                $4.61                     .89%

 Hypothetical (5% return before expenses)   $1,000                   $1,020.38                $4.46                     .89%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +8.85% for the six months ended Feb. 28, 2005.

--------------------------------------------------------------------------------
186   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,076.30                $4.27                     .83%

 Hypothetical (5% return before expenses)   $1,000                   $1,020.68                $4.16                     .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +7.63% for the six months ended Feb. 28, 2005.

AXP VP - Income Opportunities Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,062.60                $5.06                     .99%

 Hypothetical (5% return before expenses)   $1,000                   $1,019.89                $4.96                     .99%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +6.26% for the six months ended Feb. 28, 2005.

AXP VP - Inflation Protected Securities Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         Sept. 1, 2004           Feb. 28, 2005           the period             expense ratio
 Actual(a)                                    N/A                     N/A                    N/A                     N/A

 Hypothetical (5% return before expenses)     N/A                     N/A                    N/A                     N/A

(a) The values and expenses paid are not presented because the Fund does not have a full six months of history. The inception date for the Fund was Sept. 13, 2004.

AXP VP - Large Cap Equity Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,087.80                $3.99                     .77%

 Hypothetical (5% return before expenses)   $1,000                   $1,020.98                $3.86                     .77%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +8.78% for the six months ended Feb. 28, 2005.

AXP VP - Large Cap Value Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,107.70                $5.49                    1.05%

 Hypothetical (5% return before expenses)   $1,000                   $1,019.59                $5.26                    1.05%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +10.77% for the six months ended Feb. 28, 2005.

--------------------------------------------------------------------------------
187   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,079.00                $4.23                     .82%

 Hypothetical (5% return before expenses)   $1,000                   $1,020.73                $4.11                     .82%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +7.90% for the six months ended Feb. 28, 2005.

AXP VP - New Dimensions Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,062.60                $3.94                     .77%

 Hypothetical (5% return before expenses)   $1,000                   $1,020.98                $3.86                     .77%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +6.26% for the six months ended Feb. 28, 2005.

AXP VP - Partners Select Value Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,124.80                $6.06                    1.15%

 Hypothetical (5% return before expenses)   $1,000                   $1,019.09                $5.76                    1.15%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +12.48% for the six months ended Feb. 28, 2005.

AXP VP - Partners Small Cap Value Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,159.50                $6.85                    1.28%

 Hypothetical (5% return before expenses)   $1,000                   $1,018.45                $6.41                    1.28%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +15.95% for the six months ended Feb. 28, 2005.

AXP VP - S&P 500 Index Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,097.00                $2.55                     .49%

 Hypothetical (5% return before expenses)   $1,000                   $1,022.36                $2.46                     .49%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +9.70% for the six months ended Feb. 28, 2005.

--------------------------------------------------------------------------------
188   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,000.60                $4.07                     .82%

 Hypothetical (5% return before expenses)   $1,000                   $1,020.73                $4.11                     .82%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +0.06% for the six months ended Feb. 28, 2005.

AXP VP - Small Cap Advantage Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,195.40                $5.50                    1.01%

 Hypothetical (5% return before expenses)   $1,000                   $1,019.79                $5.06                    1.01%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +19.54% for the six months ended Feb. 28, 2005.

AXP VP - Strategy Aggressive Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,153.60                $3.95                     .74%

 Hypothetical (5% return before expenses)   $1,000                   $1,021.12                $3.71                     .74%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +15.36% for the six months ended Feb. 28, 2005.

AXP VP - Threadneedle Emerging Markets Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,335.60                $8.74                    1.51%

 Hypothetical (5% return before expenses)   $1,000                   $1,017.31                $7.55                    1.51%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +33.56% for the six months ended Feb. 28, 2005.

AXP VP - Threadneedle International Fund

                                           Beginning                  Ending                Expenses
                                         account value             account value           paid during               Annualized
                                         Sept. 1, 2004             Feb. 28, 2005          the period(a)             expense ratio
 Actual(b)                                  $1,000                   $1,196.10                $5.61                    1.03%

 Hypothetical (5% return before expenses)   $1,000                   $1,019.69                $5.16                    1.03%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return of +19.61% for the six months ended Feb. 28, 2005.

--------------------------------------------------------------------------------
189   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at
(612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
190   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

[AMERICAN EXPRESS logo]

American Express Variable Portfolio Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by IDS Life Insurance Company. Member NASD. American Express Company is separate from IDS Life Insurance Company and is not a broker-dealer. Insurance and Annuities are issued by IDS Life Insurance Company.

S-6462 X (4/05)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Variable Portfolio - Money Market Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 5, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 5, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          May 5, 2005